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American
  Express(R)
 Funds

American Express(R)

Variable Portfolio Funds

2002 ANNUAL REPORT
(Prospectus Enclosed)

References to "Fund" throughout this annual report refer to AXP(R) Variable Portfolio - Blue Chip Advantage Fund, AXP(R) Variable Portfolio - Bond Fund, AXP(R) Variable Portfolio - Capital Resource Fund, AXP(R) Variable Portfolio - Cash Management Fund, AXP(R) Variable Portfolio - Diversified Equity Income Fund, AXP(R) Variable Portfolio - Emerging Markets Fund, AXP(R) Variable Portfolio - Equity Select Fund, AXP(R) Variable Portfolio - Extra Income Fund, AXP(R) Variable Portfolio - Federal Income Fund, AXP(R) Variable Portfolio - Global Bond Fund, AXP(R) Variable Portfolio - Growth Fund, AXP(R) Variable Portfolio - International Fund, AXP(R) Variable Portfolio - Managed Fund, AXP(R) Variable Portfolio - New Dimensions Fund(R), AXP(R) Variable Portfolio - Partners Small Cap Value Fund, AXP(R) Variable Portfolio - S&P 500 Index Fund, AXP(R) Variable Portfolio - Small Cap Advantage Fund, AXP(R) Variable Portfolio
- Stock Fund, AXP(R) Variable Portfolio - Strategy Aggressive Fund, singularly or collectively as the context requires.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Managed by: IDS Life Insurance Company

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AMERICAN
 EXPRESS
(R)

The American Express(R) Variable Portfolio (AXP VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                                     3

Economic and Market Update                                            4

AXP VP - Blue Chip Advantage Fund
Portfolio Management Q&A                                              5
The 10 Largest Holdings                                               6
The Fund's Long-term Performance                                      7

AXP VP - Bond Fund
Portfolio Management Q&A                                              8
The 10 Largest Holdings                                               9
The Fund's Long-term Performance                                     10

AXP VP - Capital Resource Fund
Portfolio Management Q&A                                             11
The 10 Largest Holdings                                              12
The Fund's Long-term Performance                                     13

AXP VP - Cash Management Fund
Portfolio Management Q&A                                             14

AXP VP - Diversified Equity Income Fund
Portfolio Management Q&A                                             15
The 10 Largest Holdings                                              16
The Fund's Long-term Performance                                     17

AXP VP - Emerging Markets Fund
Portfolio Management Q&A                                             18
The 10 Largest Holdings                                              19
The Fund's Long-term Performance                                     20

AXP VP - Equity Select Fund
Portfolio Management Q&A                                             21
The 10 Largest Holdings                                              22
The Fund's Long-term Performance                                     23

AXP VP - Extra Income Fund
Portfolio Management Q&A                                             24
The 10 Largest Holdings                                              25
The Fund's Long-term Performance                                     26

AXP VP - Federal Income Fund
Portfolio Management Q&A                                             27
The Fund's Long-term Performance                                     28

AXP VP - Global Bond Fund
Portfolio Management Q&A                                             29
The 10 Largest Holdings                                              30
The Fund's Long-term Performance                                     31

AXP VP - Growth Fund
Portfolio Management Q&A                                             32
The 10 Largest Holdings                                              33
The Fund's Long-term Performance                                     34

AXP VP - International Fund
Portfolio Management Q&A                                             35
The 10 Largest Holdings                                              36
The Fund's Long-term Performance                                     37

AXP VP - Managed Fund
Portfolio Management Q&A                                             38
The 10 Largest Holdings                                              39
The Fund's Long-term Performance                                     40

AXP VP - New Dimensions Fund
Portfolio Management Q&A                                             41
The 10 Largest Holdings                                              42
The Fund's Long-term Performance                                     43

AXP VP - Partners Small Cap Value Fund
Portfolio Management Q&A                                             44
The 10 Largest Holdings                                              46
The Fund's Long-term Performance                                     47

AXP VP - S&P 500 Index Fund
Portfolio Management Q&A                                             48
The 10 Largest Holdings                                              49
The Fund's Long-term Performance                                     50

AXP VP - Small Cap Advantage Fund
Portfolio Management Q&A                                             51
The 10 Largest Holdings                                              52
The Fund's Long-term Performance                                     53

AXP VP - Stock Fund
Portfolio Management Q&A                                             54
The 10 Largest Holdings                                              55
The Fund's Long-term Performance                                     56

AXP VP - Strategy Aggressive Fund
Portfolio Management Q&A                                             57
The 10 Largest Holdings                                              58
The Fund's Long-term Performance                                     59

Board Members and Officers                                           60

Independent Auditors' Report                                         62

Financial Statements                                                 63

Notes to Financial Statements                                        82

Investments in Securities                                           106

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2 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of 10 sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

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3 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

(picture of) William F. Truscott
William F. Truscott
Chief Investment Officer
American Express
Financial Corporation

Economic and Market Update
                           FROM CIO WILLIAM F. "TED" TRUSCOTT

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows.* The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal year economic coverage.

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4 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Blue Chip Advantage Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -18.67% versus the S&P 500 Index, which returned -17.99%. The Lipper Large-Cap Core Funds Index generated a return of -16.63% over the same timeframe.

Q: What market conditions characterized the 12-month period under review?

A: We began the period in September 2001, with the U.S. economy trying to work its way out of a mild recession. Shortly after the start of the period, the terrorist attacks of September 11 occurred, which had an immediate negative impact on stock markets in both the U.S. and around the world. However, stocks quickly recovered lost ground and continued to move in a positive direction in the closing months of 2001. Unfortunately, 2002 started on a weak note, as renewed concerns related to economic sluggishness and corporate governance issues. Conditions improved a bit beginning in mid-February, but the Spring months proved particularly challenging, with stock markets declining steadily until mid-summer. Finally, as the 12-month period came to an end, we saw a mild recovery in stock prices, allowing us to end the year on a positive note.

Q: What factors most significantly impacted performance?

A: Our focus throughout much of the period was on reducing the portfolio's risk while continuing to strive for returns that generally track that of the S&P 500 Index. For much of the period, our best performance was generated through our effective stock selection across a broad range of industry sectors. From a sector perspective, we benefited by maintaining a below-market position in the struggling telecommunications sector, which has been among the hardest hit in the recent bear market. Pharmaceutical stocks also suffered, and our underweighted exposure to that sector also benefited performance. The Fund also fared well as a result of our decision to add to our position in healthcare services stocks, which enjoyed positive returns through much of 2002.

In general, the most significant detractor to our performance this period proved to be the overall volatility and "bear" environment for equities at-large.

Q: What changes did you make to the portfolio?

A: We implemented some significant changes in the portfolio's management style beginning in November 2001. Rather than focus on fundamental stock analysis to drive our investment decisions, we instead put greater emphasis on more quantitative measures. This includes various assessments of a stock's valuation, earnings growth characteristics for each company and factors such as a healthy balance sheet. We also assess how external factors, such as economic trends, will affect prospects for stocks. Our belief, generally borne out in the months since these changes occurred, is that we should be able to generate more consistent performance while reducing portfolio risk. While the Fund's portfolio generally tracks the S&P 500 Index from an industry-weighting perspective, we continue to seek added value by placing an emphasis on stocks that we believe are positioned to provide a performance advantage in the coming months.

Q: What is your outlook for the year ahead?

A: The past year has been a very challenging one for stock investors, continuing a bear market trend that began in early 2000. It seems likely that a volatile market will persist given the continuing issues related to the economy, corporate governance and unresolved world issues. At the same time, the positive trends we experienced as the 12-month period came to a close offer some cause for optimism.

Q: How are you positioning the Fund in light of your outlook?

A: Regardless of market trends, the Fund's basic philosophy will remain the same. We aim to be fully invested in stocks of the S&P 500 Index that we believe offer superior return potential. Our goal is to outperform the Index by 1% per year by utilizing our proprietary, quantitative investment process to identify the most attractive stocks in the market today. We intend to follow this process on a consistent basis and maintain a portfolio that continues to track closely the market's overall performance. We believe this approach, coupled with our commitment to style purity and disciplined, in-depth research, renders AXP VP - Blue Chip Advantage Fund an attractive investment option in any market environment.

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5 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Blue Chip Advantage Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
General Electric                    3.5%                      $2,224,166
Microsoft                           3.1                        1,945,152
Wal-Mart Stores                     3.0                        1,877,147
Exxon Mobil                         2.7                        1,726,415
Pfizer                              2.5                        1,561,375
Johnson & Johnson                   2.0                        1,276,285
Citigroup                           2.0                        1,247,775
American Intl Group                 1.7                        1,092,721
Intl Business Machines              1.6                        1,025,168
Cisco Systems                       1.6                          979,838

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 23.7% of net assets

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6 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Blue Chip Advantage Fund

    Value of your $10,000 in AXP VP - Blue Chip Advantage Fund
(line chart)

$20,000

                                      Lipper Large-Cap Core Funds Index
$10,000
                                                                          $6,846
                                               AXP VP - Blue Chip Advantage Fund
                S&P 500 Index

10/1/99                   8/00                   8/01                       8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -18.67%          -12.01%

* Inception date was Sept. 15, 1999.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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7 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Bond Fund

Q: How did the Fund perform for the one-year period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned 3.20% versus the Lehman Brothers Aggregate Bond Index, which returned 8.11%. The Lipper Corporate Debt - BBB rated Funds Index returned 3.06% over the same period.

Q: What factors significantly impacted performance?

A: We began the fiscal year with interest rates relatively low from a historic perspective, with the 10-year Treasury bond yielding just over 4.8%. While we anticipated that an economic recovery was on the horizon, which typically sends interest rates higher, the year began instead with the terrorist attacks. That was the first of many events that shook confidence in the likelihood of a smooth economic rebound. Although rates drifted higher mid-way through the 12-month period, disappointment with the trend of economic growth and ongoing uncertainty with the world situation drove rates down as the year came to a close. By the end of August 2002, the yield on the 10-year Treasury bond dipped to slightly over 4.0%.

Early in the period, in light of the events of September 11, investors poured money into perceived safe havens, namely bonds issued by the U.S. government. While that portion of the portfolio performed well in the early months of the period, our position in corporate bonds, including low-grade debt securities, lagged the market. Then, corporate issues enjoyed a recovery in the closing months of 2001, which helped the portfolio at that time. We were positioned for economic recovery and the Fund was more heavily skewed toward corporate bonds than U.S. government bonds.

Interest rates moved higher in January and February, but corporate bonds weathered the challenging environment quite well. However, since March, bond investors have resumed the "flight-to-quality" that marked the post-September 11 period, and our prominent position in corporate issues again suffered. In hindsight, the environment for corporates turned treacherous in the wake of corporate defaults, and this impacted some of our corporate investments.

Q: What changes did you make to the portfolio?

A: We started the year with a conservative approach in terms of structuring the Fund for interest rate sensitivity, since at that time, we believed rates were headed higher in what we expected to be a rapidly improving economy. While rates crept up slightly periodically, this trend was offset overall by a weaker-than-expected economic recovery. As the year progressed, and as interest rates held steady, we began to take a more aggressive stance. We placed increasing emphasis on corporate bonds, which typically pay higher yields than government issues, but also carry more risk. Along with owning some very high-quality corporate issues, we also purchased select high-yield (low-grade) bonds issued by companies with sound business fundamentals. In addition, these bonds appeared attractive to us based on our in-depth, proprietary research, which indicated that they offered good value. Finally, we looked to take advantage of the sudden trend of a weakened U.S. dollar, and added some Japanese and European government bonds into the mix.

Q: What is your outlook for the year ahead?

A: While the bond market enjoyed another strong run over the past year, a number of challenges remain on the horizon. The fact that interest rates are at such low levels at this point, capital appreciation potential appears to be limited for many parts of the bond market. In addition, corporate bonds continue to struggle in an environment of sagging investor confidence. On a more positive note, inflation has not been a threat, and there seems no reason to think that this situation will change anytime soon. Given that the U.S. and world economies don't appear to be on the verge of a dramatic growth spurt, but rather are likely to maintain a moderate rate of growth at best in the near term, it seems reasonable to expect that any hikes in interest rates will be mild.

Q: How are you positioning the Fund in light of your outlook?

A: Our primary focus in this environment is to generate attractive returns while preserving capital. With corporate bonds making up more than half of the portfolio, we don't expect to increase that position in any significant way. We continue to hold low-grade bonds in the portfolio, which we believe are extremely attractive in the current environment and can be added at value prices. With limited near-term risk of a significant interest rate increase, we anticipate maintaining a slightly aggressive stance in the Fund's interest-rate sensitivity.

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8 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Bond Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
GMAC
6.88% 2011                          1.4%                     $24,905,949

Union Pacific
6.65% 2011                          1.0                       17,901,617

Federal Republic of Germany
7.50% 2004                          0.9                       15,894,119

Virginia Electric & Power
5.75% 2006                          0.9                       15,862,724

Tenet Healthcare
6.50% 2012                          0.9                       15,734,849

Enterprise Rent-A-Car USA Finance
8.00% 2011                          0.7                       13,457,592

Goldman Sachs Group
6.88% 2011                          0.7                       13,044,552

Comcast Cable Communications
7.13% 2013                          0.7                       12,740,000

FleetBoston Financial
7.25% 2005                          0.7                       12,463,872

United Mexican States
7.50% 2012                          0.7                       12,300,000

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 8.6% of net assets

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9 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Bond Fund

                  Value of your $10,000 in AXP VP - Bond Fund
(line chart)
$30,000
                        Lehman Brothers Aggregate Bond Index
                                                                         $19,037
                                                              AXP VP - Bond Fund
$20,000

                Lipper Corporate Debt - BBB rated Funds Index
     $10,000

'92    '93     '94     '95     '96     '97    '98     '99     '00     '01    '02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years          10 years
                        +3.20%           +4.34%            +6.65%

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - BBB rated Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Corporate Debt - BBB rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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10 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Capital Resource Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -14.08% versus the S&P 500 Index, which returned -17.99%.

Q: What factors significantly impacted performance?

A: The period began with stock markets already struggling, along with the U.S. economy. Markets were shaken even further with the events of Sept. 11, 2001. In the immediate aftermath of the event, stocks declined dramatically, but quickly rebounded. Overall, for much of the year, the market remained extremely volatile. At times, investors seemed to be encouraged about the direction of the market, and stocks showed signs of breaking out of the bear market that began in early 2000. But concerns continued to emerge, ranging from corporate reporting scandals (such as Enron and WorldCom), ongoing global tensions (in the Middle East and elsewhere) and mixed news on the economic front. With such issues hovering over the market, investors pulled back again, particularly in the spring, and continued to do so through mid-July before turning around in the closing weeks of the 12-month period.

The Fund lost ground in the immediate aftermath of the September 11 attacks, as it was positioned to take advantage of what was expected to be the early stages of an improved economic environment. The economic recovery was clearly delayed by these events. Fortunately, the Fund was able to capitalize on the market's short-term downturn in September by buying some attractively-priced stocks. The Fund benefited from a market rally that began in late September and continued through the rest of 2001. However, January and February saw stocks again decline significantly. A market turnaround in late February and March gave way to another wave of bear market sentiment that again created a difficult environment for the Fund. We managed to avoid some of the worst performance the market had to offer by limiting our holdings in the troubled technology sector. In recent months, we also benefited from select positions in international oil companies and a strong concentration in energy service stocks.

Q: What changes did you make to the portfolio?

A: As part of a change in management that took place in early 2002, we began to make adjustments to the portfolio. Our efforts included diversifying the portfolio into stocks that represent a broad range of industry sectors. We believe in the value of capturing investment opportunity in a wide array of large-cap stocks. Added emphasis was placed on stocks in the healthcare sector, an area we believe has the potential to generate solid, long-term returns due to positive demographic trends (namely an aging population) and attractive valuation levels of many stocks in this sector. Also, these stocks typically tend to hold up reasonably well in periods when the economy is in decline or growing at a slow rate.

Q: What is your outlook for the year ahead?

A: Investor sentiment toward large-cap stocks has been somewhat negative for an extended period of time. However, we are convinced there are still attractive investment opportunities among large-cap stocks. In the past, smaller companies have benefited from an ability to be nimble and closer to their customers, but advancements in technology have enabled larger, multinational companies to compete effectively at the local level. At the same time, these firms are able to benefit from their advantages of dealing with costs in a more efficient way. We anticipate that trends such as these will lead to a more favorable environment for large-cap stocks in the coming months.

Q: How are you positioning the Fund in light of your outlook?

A: Our focused, fundamental investment philosophy will seek to continue to identify companies with more stable, long-term business models with their stocks priced at attractive valuation levels. These companies, which show particular promise for capital appreciation potential, will make up the core of the Fund's portfolio. We intend to position the Fund in a way that can take full advantage of what we anticipate will be a more favorable investment environment for large-cap stocks going forward.

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11 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Capital Resource Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
Pfizer                              8.0%                    $178,466,600
Wyeth                               5.1                      113,616,880
McKesson                            5.0                      111,520,500
Cardinal Health                     3.9                       86,561,400
General Electric                    3.9                       86,379,750
AOL Time Warner                     3.7                       82,648,775
Philip Morris                       2.9                       64,000,000
Exxon Mobil                         2.8                       61,505,750
Sun Microsystems                    2.7                       59,704,200
Viacom Cl B                         2.2                       48,026,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 40.2% of net assets

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12 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Capital Resource Fund
            Value of your $10,000 in AXP VP - Capital Resource Fund
(line chart)
$50,000


$40,000
                                                         S&P 500 Index

$30,000


$20,000                                                                $16,747
                                                AXP VP - Capital Resource Fund

   $10,000

'92    '93     '94     '95     '96     '97    '98     '99     '00     '01    '02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years          10 years
                        -14.08%          -2.16%            +5.29%

On the graph above you can see how the Fund's total return compared to a widely cited performance index, the S&P 500 Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

--------------------------------------------------------------------------------
13 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Cash Management Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned 1.59% and the seven-day yield was 0.95%. The yield on the Fund followed the path of interest rates throughout the year.

Q: What factors significantly impacted performance?

A: The drop in short term interest rates had the greatest impact on the performance of the Fund. During the 12-month period, three month rates dropped in half. In the earlier part of the year, we anticipated that rates would fall and extended the maturity of the Fund as allowed in the guidelines. Once rates reached their historic lows, we remained fairly short so that we are not locking in these low levels of rates, but will be able to respond quickly should rates rise as the economy recovers.

The Federal Reserve (the Fed), in total, reduced short-term interest rates eleven times in 2001. Several of those moves came after the startling terrorist attacks of September 11. In line with the Fed's actions, rates on most short-term securities in which the Fund invests also declined during the period. The Fed changed course in early 2002, apparently convinced that the mild recession of the previous year had run its course. Through August, the Fed held the line on short-term interest rates, which provided some stability to the market.

The Fund saw its yield decline, consistent with the trend among short-term securities as a whole. Early in the year, we began to reinvest assets of securities that had reached their maturity into securities that, reflecting current market conditions, offered less attractive yields. With rates reaching historically low levels, there were limitations to the steps we could take to boost the portfolio's yield.

Q: What changes did you make to the portfolio?

A: We maintained a rather aggressive stance in the early part of the period, consistent with an expectation that interest rates would continue to trend down. Once it became clear in January that the Fed was likely finished cutting interest rates for the current cycle, we modified that position accordingly. While we had anticipated rates heading higher, interest rates have actually remained rather stable since January. In early 2002, concern about corporate accounting practices led to turbulence in credit markets. We shifted a portion of the Fund's assets away from the commercial market, putting greater emphasis on holdings in government and agency debt securities. These issues typically pay lower yields than do commercial debt securities, but tend to be more stable. That move helped us maintain a more consistent yield in the Fund.

Q: What is your outlook for the year ahead?

A: We anticipate that the Fed's next move, when it decides to make one, will likely be to raise interest rates, a typical reaction in a growing economy. We also expect that the credit struggles facing commercial issuers are close to reaching a peak, which should create a more stable environment.

Q: How are you positioning the Fund in light of your outlook?

A: At this time, we are maintaining a rather neutral approach in terms of the Fund's average maturity in holdings, awaiting more clear signals from the Fed. If the Fed indicates that rates are back on the rise, we will adjust the portfolio accordingly, seeking to maximize the Fund's yield while always maintaining a focus on a stable value for the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share/unit, it is possible to lose money by investing in the Fund.

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14 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Diversified Equity Income Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -16.16% versus the Russell 1000(R) Value Index, which returned -13.13%. The Lipper Equity Income Funds Index generated a return of -13.47% over the same period.

Q: What factors significantly impacted performance?

A: The past year proved to be one of extreme volatility for equity markets. A wide range of issues, from a weak economy and corporate fraud scandals to rising global world tensions and, of course, the unforgettable attacks of Sept. 11, 2001, resulted in an unsettled market that persisted throughout the 12-month period. Stocks fell sharply in the immediate aftermath of September 11, and then bounced back in the closing months of the year. The market lost ground again in January and February, rebounded in March and then suffered through an extended decline that lasted into the summer. The market enjoyed a mild recovery in the final weeks of the 12-month period.

Throughout the year, value stocks, the focus of this Fund, managed to weather the market's storm better than growth-oriented stocks, though it certainly wasn't a smooth ride. In addition, our smaller- and mid-cap holdings tended to perform better than large-cap stocks. Individual stock selection and performance from stocks of consumer cyclical, consumer staple and healthcare companies added to the Fund's returns. We also benefited by de-emphasizing stocks in the hard hit telecommunications sector, although we selectively added some stocks from this industry in the summer of 2002, as a number of these issues became more attractive.

Q: What changes did you make to the portfolio?

A: After the September 11 attacks, the market's selloff created a number of very attractive buying opportunities in some of the hardest-hit industries, including airline, cruise line and automobile stocks. Consumer stocks in general began to play a greater role in the portfolio as it became apparent that the U.S. was beginning to come out of 2001's recession. The energy sector, which struggled during much of the year, began to show greater potential, and we boosted our position in those stocks as well and may continue to do so, with particular interest in oil and gas service firms. Selected industrial stocks that appeared likely to benefit from economic improvement were also put to work in our portfolio during the year.

Q: What is your outlook for the year ahead?

A: For the past two years, value stocks have proven to be a better place to invest than the growth segment of the market. Year-to-date, value stocks have also outdone their growth-oriented counterparts. Whether this will continue in the short term is difficult to predict. However, we still see positive value opportunities in the marketplace and intend to continue taking advantage of them as they arise. In the short-term, it seems likely that the equity markets will remain quite volatile. In such an environment, we are optimistic that our focus on value-oriented securities may work to the Fund's benefit in comparison to the market as a whole.

Q: How are you positioning the Fund in light of your outlook?

A: Our goal is to generate part of our return from stocks that offer an attractive dividend yield, which helps to offset some of the market's fluctuation. In addition, our ability to own a mix of small-, medium- and large-cap stocks should work to our benefit. It allows us to take advantage of attractive value investing opportunities in all parts of the equity market. Given the challenges of the current environment, we expect that this will prove to benefit the Fund in the coming months, making AXP VP - Diversified Equity Income Fund a viable investment option for our clients.

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15 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Diversified Equity Income Fund

                                      Percent                   Value
                                  (of net assets)       (as of Aug. 31, 2002)
Lehman Brothers Holdings               3.6%                   $9,527,682
Caterpillar                            2.8                     7,460,955
Ingersoll-Rand Cl A                    2.6                     6,826,215
Burlington Northern Santa Fe           2.3                     6,034,423
Travelers Property Casualty Cl A       2.0                     5,443,562
Conoco                                 1.9                     5,010,629
CIGNA                                  1.9                     4,992,373
XL Capital Cl A                        1.8                     4,800,771
Sprint (FON Group)                     1.8                     4,794,280
Pioneer Natural Resources              1.8                     4,778,406

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 22.5% of net assets

--------------------------------------------------------------------------------
16 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Diversified Equity Income Fund

        Value of your $10,000 in AXP VP - Diversified Equity Income Fund (line chart)

$20,000
                                                Russell 1000(R) Value Index

                        Lipper Equity Income Funds Index
  $10,000                                                                 $8,961
                                         AXP VP - Diversified Equity Income Fund


10/1/99                    8/00                      8/01                   8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -16.16%          -3.64%

* Inception date was Sept. 15, 1999.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
17 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Emerging Markets Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned 5.45% versus the MSCI Emerging Markets Free Index, which returned 2.47%. The Lipper Emerging Markets Funds Index returned 2.54% over the same period.

Q: What factors significantly impacted performance?

A: In what proved to be a particularly difficult year for stocks around the globe, emerging nations saw their markets perform quite well for much of the 12-month period. After an immediate selloff that occurred in the wake of the September 11, 2001 attacks on the U.S., a number of emerging markets rallied. This was particularly true in the Asian market, with the best performance generated by Taiwan and Korea. Taiwan benefited from a stronger domestic economy, while prospects for Korea improved as expectations for more export activity to the U.S. and other industrialized nations rose. Other strong markets through the first nine months of the 12-month period included Russia and Mexico, which benefited from a strong oil market. A number of Eastern European countries also experienced solid returns. By contrast, Argentina suffered throughout the period as it faced a number of major economic issues, most of which failed to be resolved. In the closing months of the period, the market turned a bit more negative, as investors lost confidence in the ability of global economies to maintain a recovery. Asian markets continued to be a bright spot throughout the period.

The Fund benefited by maintaining a heavy exposure to stocks of Asian companies and a reduced position in the troubled Latin American region, most notably avoiding stocks in Argentina. From an industry sector perspective, we also de-emphasized technology stocks, which have been among the hardest hit throughout the bear market environment.

Q: What changes did you make to the portfolio?

A: We began the period with a heavy cash position, a defensive measure given the market's tenuous state. But after the selloff in September, we quickly began putting more money to work, particularly in Korea, Taiwan and other Asian markets. We anticipated that these export-driven markets would benefit from an improved economic environment around the world, and for the most part, these stocks did not disappoint us. Russia was another market that attracted our interest. In the spring and summer of 2002, we reduced our exposure to the Latin American market, as concerns about Argentina's problems continued to cast a pall over that region. At the same time, we became more encouraged about the potential for stocks in South Africa, focusing on companies with a strong export business.

Q: What is your outlook for the year ahead?

A: We remain positive regarding the potential for emerging market stocks. There appears to be evidence of a pick-up in exports across the world and we believe the environment will allow that trend to continue. Greater liquidity in the financial markets is also boosting retail lending in some of the key Asian markets, helping to drive increased domestic consumer activity. We also expect conditions to improve in Latin America, at least in the near term.

Q: How are you positioning the Fund in light of your outlook?

A: We are positioning the portfolio with continued emphasis on stocks from the Asian market. We will also look for opportunities to boost our position in Latin America, as expectations are that those markets will slowly begin to improve. While there are reasons for continued optimism about emerging market stocks, we also anticipate that this market will remain quite volatile during short-term periods.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

--------------------------------------------------------------------------------
18 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Emerging Markets Fund

                                             Percent               Value
                                         (of net assets)   (as of Aug. 31, 2002)
China Steel GDR (Taiwan)                       2.9%             $283,800
Telefonos de Mexico ADR Cl L (Mexico)          2.9               283,233
China Mobile (Hong Kong)                       2.8               280,427
Fubon Financial Holdings GDR (Taiwan)          2.7               269,198
Samsung Electronics (South Korea)              2.7               264,370
YUKOS ADR (Russia)                             2.6               258,000
SK Telecom (South Korea)                       2.5               250,874
Grupo Financiero BBVA Bancomer Cl O (Mexico)   2.5               249,793
Grupo Modelo Series C (Mexico)                 2.1               208,897
Resorts World Berhad (Malaysia)                2.1               205,263

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 25.8% of net assets

--------------------------------------------------------------------------------
19 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Emerging Markets Fund

            Value of your $10,000 in AXP VP - Emerging Markets Fund
(line chart)
$20,000

                       Lipper Emerging Markets Funds Index
                                                                          $6,888
$10,000                                           AXP VP - Emerging Markets Fund
                MSCI Emerging Markets Free Index


5/1/00             8/00                      8/01                           8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        +5.45%           -14.76%

* Inception date was May 1, 2000.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

MSCI Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging markets countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
20 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Equity Select Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -10.77% versus the Russell MidCap(R) Growth Index, which returned -23.38%. The Lipper Mid-Cap Growth Funds Index returned -25.70% over the same period.

Q: What factors significantly impacted performance?

A: The period began in September 2001 with equity markets languishing along with the U.S. economy. The situation was exacerbated by the tragic events of Sept. 11, 2001, which sent shockwaves through both America and throughout the world. Stock markets declined significantly in the first week of trading after the attacks, but slowly began to turn around, moving in a mostly positive direction through the rest of 2001. However, 2002 brought new challenges, ranging from increasing tensions in the Middle East to dramatic revelations of corporate misdeeds (at Enron, WorldCom and other companies). After gaining ground in February and March, stocks began a slide that generally persisted through the end of the Fund's fiscal year.

Our mid-cap growth stock holdings, the focus of our portfolio, proved to be more durable then better-known large-cap growth stocks during this difficult period, though not without their own ups-and-downs. We focused primarily on stocks that offered what we believed to be the greatest risk-adjusted return potential. We experienced particularly solid performance from our holdings of consumer stocks, including retail stores and restaurants, which held up well during a somewhat shaky economic environment. By contrast, we maintained a reduced position in technology stocks, an area that continued to struggle through most of the year as it has since early 2000. However, even our limited technology holdings proved to be a drag on the Fund's performance. Healthcare stocks generally worked to the Fund's advantage thanks to effective stock selection and our decision to generally avoid the troubled biotechnology area.

Q: What changes did you make to the portfolio?

A: Because we invest with a long-term focus, we did not make significant changes during the period. Even with the level of volatility we've experienced in the markets this past year, we've maintained a very disciplined approach to identifying and investing in attractive stocks of mid-sized growth companies. We continue to seek companies that have a strong position within their industry, proven management teams in place and a record of consistent performance. During the past year, we have opportunistically invested in select consumer staple and consumer discretionary stocks, maintaining a heavy position in both areas. We have also emphasized service-oriented companies in the healthcare field, including managed care companies. At the same time, we continued to downplay stocks in the technology sector, which remain out of favor with investors.

Q: What is your outlook for the year ahead?

A: With signs that the economy is on the rebound and with inflation remaining under control, we anticipate the general environment for U.S. stocks to improve. However, we do not expect a perfectly smooth economic revival. Global political unrest and continual accounting credibility questions will likely create short-term barriers for the markets. As the economy improves, we look for corporate earnings to increase, which should eventually translate into higher equity prices. With investors remaining heavily invested in large-cap stocks, we believe that considerable upside potential remains for mid-cap companies.

Q: How are you positioning the Fund in light of your outlook?

A: We continue to utilize a focused, fundamental research approach to identify mid-cap growth stocks with solid potential. We expect to remain focused on solid, consumer-oriented companies as they continue to offer more visible profits in a clouded environment. We expect to maintain positions in energy and healthcare stocks that are consistent with the market as a whole, while continuing our de-emphasis in the technology sector.

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

--------------------------------------------------------------------------------
21 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Equity Select Fund

                                      Percent                   Value
                                  (of net assets)       (as of Aug. 31, 2002)
Whole Foods Market                     4.8%                   $3,436,096
Williams-Sonoma                        4.1                     2,985,906
Sigma-Aldrich                          3.9                     2,819,586
Fiserv                                 3.7                     2,654,479
Biomet                                 2.9                     2,065,748
Murphy Oil                             2.9                     2,055,686
Fastenal                               2.8                     2,032,616
SunGard Data Systems                   2.8                     2,013,905
Cintas                                 2.6                     1,904,797
Health Management Associates Cl A      2.6                     1,850,887

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 33.1% of net assets

--------------------------------------------------------------------------------
22 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Equity Select Fund

              Value of your $10,000 in AXP VP - Equity Select Fund
(line chart)

$20,000

                Lipper Mid-Cap Growth Funds Index
                                                                          $8,315
$10,000                                              AXP VP - Equity Select Fund

                         Russell MidCap(R) Growth Index


5/1/01             8/01                12/01              4/02              8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -10.77%          -12.91%

* Inception date was May 1, 2001.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
23 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Extra Income Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -9.33% versus the Merrill Lynch High Yield Bond Index, which returned -6.97%. The Lipper High Yield Funds Index returned -8.77% over the same timeframe.

Q: What factors significantly impacted performance?

A: What started as a promising year for high-yield corporate bonds turned into a very challenging one. As the Fund's fiscal year began, we anticipated that the U.S. economy was about to move in a positive direction after a mild recession (generally a helpful development for low-grade bonds). Then, the terrorist attacks on both the World Trade Center and Pentagon occurred. This effectively extended the recession and more importantly, put a number of companies in a more precarious financial position, which had a negative impact on the corporate bond market as a whole. The situation slowly improved toward the end of 2001, but corporate governance problems that first gained notoriety with the troubles at Enron again had a detrimental effect on the market. This occurred even as we saw signs of improvement in the U.S. economy.

Overall, the Fund's performance suffered this period for a few key reasons. Since high-yield corporate debt tends to closely track the equity markets, for the most part, low-grade bonds suffered extreme volatility this period and performed poorly overall. Second, as investors' "flight-to-quality" continued, yield spreads (the differences in yields of Treasury and non-Treasury securities) remained historically wide as investors demand high risk premiums to own corporate debt. Since bond prices move inversely to their yields, the prices of most high yield bonds suffered. Finally, many of the most prominent sectors of the corporate bond market -- namely, telecomm and cable -- continued to experience very difficult conditions throughout most of the period. Our exposure to these sectors detracted from performance as a result.

A further problem plaguing the market and the Fund was continued weakness in the telecommunications and wireless industry. The significant problems that led to WorldCom's downfall had a major impact on our portfolio, as we held a sizeable position in bonds issued by the troubled telecommunications firm. Its downfall had a significant effect on the entire low-grade bond market. In this challenging environment, we did manage to capitalize on some bright spots. Cable television, healthcare and gaming issues performed reasonably well through much of the period. Homebuilders and industrial firms also enjoyed some positive activity in the closing months of the Fund's fiscal period. One other area of strength were companies that operate movie theaters, which benefited from restructured balance sheets. This helped to boost investor enthusiasm for bonds issued by theater companies.

Q: What changes did you make to the portfolio?

A: With so much of the market suffering, there were a number of opportunities to take advantage of attractive values among high-yield corporate bonds. We put increasing focus on bonds of issuers who should benefit from steady economic improvement. In particular, we built up and maintained a strong, ongoing position in sectors that held up quite well (including some of those listed above) plus companies in the steel, wood and paper products industries as well as energy firms. We made a conscious effort to reduce our exposure to the troubled telecomm sector. Late in the period, we began putting greater emphasis on bonds from issuers that typically carry investment-grade bond ratings, but still offer securities with very attractive yields.

Q: What is your outlook for the year ahead?

A: As the markets began to overcome the immediate impact of the September 11 tragedy, we entered the new year with a strong conviction that the economy would recover. We were wrong; after another year of challenging credit markets, that is a view we continue to hold to as we approach the closing months of 2002. While the economic turnaround has been a bit slower than expected -- by a year and at great cost to shareholders -- we believe a recovery is clearly underway, and that should eventually translate to better bond values in the high-yield market. We are convinced that default rates in the high-yield market, which reached their highest levels since the early 1990s, have peaked, and indicate better days ahead. To this point, a major concern has been an unwillingness by many investors to take more risk, which has kept money from flowing into the high-yield bond market. We anticipate that the attractive valuations that exist today in this market will eventually draw investment dollars, and lead to better performance for the bonds in our portfolio.

Q: How are you positioning the Fund in light of your outlook?

A: While we have added some higher-quality bonds to the portfolio in an effort to deal with the current risk-averse environment, we continue to believe in the total return potential for low-grade bonds. These changes have only been made marginally, and in general, we continue to believe that the bulk of our high-yield holdings will be well-positioned to benefit from a turnaround in the market, when that occurs.

High yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

--------------------------------------------------------------------------------
24 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Extra Income Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
Nextel Communications
9.75% 2002                          3.2%                     $18,233,600

Revlon Consumer Products
12.00% 2005                         1.2                        6,904,600

Allied Waste North America
10.00% 2009                         1.2                        6,865,450

Nextel Communications
4.40% 2007                          1.2                        6,746,875

LaBranche
12.00% 2007                         1.2                        6,712,200

AOA Holdings LLC
11.00% 2008                         1.1                        6,500,000

Cumulus Media
10.38% 2008                         1.1                        6,296,125

CSC Holdings
9.88% 2013                          1.0                        5,902,500

Varde Fund V LP                     1.0                        5,871,516

Starwood Hotels Resorts
7.88% 2012                          1.0                        5,630,400

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 13.2% of net assets

--------------------------------------------------------------------------------
25 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Extra Income Fund

              Value of your $10,000 in AXP VP - Extra Income Fund
(line chart)

$20,000
                                  Merrill Lynch High Yield Bond Index

  $10,000       Lipper High Yield Funds Index                            $10,540
                                                      AXP VP - Extra Income Fund


5/1/96    8/96     8/97        8/98          8/99       8/00      8/01      8/02


Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years      Since inception*
                        -9.33%           -1.92%            +0.83%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Merrill Lynch High Yield Bond Index and the Lipper High Yield Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
26 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Federal Income Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned 5.42% versus the Lehman Brothers Aggregate Bond Index, which returned 8.11%. The Merrill Lynch 1-3 Year U.S. Government Index generated a return of 6.51% and the Lipper Short U.S. Government Funds Index returned 5.73% over the same timeframe.

Q: What factors significantly impacted performance?

A: The past year was clearly momentous, both in terms of our nation's history and in the financial markets. In an environment where we had already witnessed interest rates declining at a dramatic pace, the events of Sept. 11, 2001 resulted in a continuation of that trend. In the initial months after the tragedy, the markets witnessed a classic "flight-to-quality," as investor fears led them to seek the perceived relative safety of U.S. government bonds. That helped performance at that time since the portfolio owns Treasury securities, but market volatility was detrimental to our holdings in mortgage-backed securities.

In the early months of 2002, things stabilized, which helped the mortgage-backed marketplace. Typically, mortgage issues perform better when market volatility is subdued, which proved to be the case here. As signs of an improving economy emerged, interest rates again crept higher, and it appeared this trend could continue for the rest of the Fund's fiscal year. However, ongoing concerns about how strong the economy was as well as a loss of confidence in the stock market in the face of corporate governance issues had a significant impact on investors. They again showed an aversion to risk, and put more money to work in both U.S. Treasury issues and mortgage-backed securities. This again worked to the Fund's advantage, allowing us to finish the 12-month period on a strong note.

We believe it is important to let our shareholders know that we may employ a strategy of using short sales and investments in derivatives such as futures, options and forward contracts in an effort to reduce volatility in the portfolio. If underlying securities perform well, these investments will suffer losses. However, they do provide an important hedge against the effects of a possible downturn in the market and help to provide overall stability in the portfolio.

Q: What changes did you make to the portfolio?

A: This market was particularly challenging in terms of anticipating interest rate trends. Although the type of economic growth we experienced since the fourth quarter of 2001 typically leads to rising interest rates, that wasn't the clear trend in recent months. Throughout the period, we maintained a rather neutral stance in terms of the Fund's interest rate sensitivity. As for the Fund's sector focus, mortgage-backed securities represent the largest position in the portfolio. However, in the closing months of the Fund's fiscal year, we began to shift some of that emphasis to short-term debt securities issued by government agencies. These issues generally offer a yield advantage when compared to Treasury debt, although Treasury issues continue to play an important role in the portfolio.

Q: What is your outlook for the year ahead?

A: Based on historical trends, as the U.S. economy improves, we anticipate that interest rates will begin to trend higher, albeit modestly, which will put pressure on bond values. However, we're experiencing new challenges, such as a lack of investor confidence, extreme pressure on equity markets, geo-political risks and corporate accounting scandals. These circumstances may contain the rate at which interest rates rise. The environment is likely to create some challenges in the months to come. For instance, we expect mortgage-backed securities will have difficulty duplicating their success of recent months. A positive factor for the bond market is that inflation remains under control, which should help limit the level of increase in interest rates.

A major focus is to protect the Fund's principal value. Therefore, we are increasing our focus on strategies designed to offset the negative impact of rising interest rates. Since we anticipate only modest interest rate changes for the rest of 2002, we plan to maintain a neutral-to-slightly-defensive interest rate sensitivity in the near term. At the same time, we will look to achieve the highest dividend possible within our risk constraints as we anticipate that yield will be responsible for the bulk of our return in the coming year.

Shares/units of the Fund are not issued or insured by the U.S. government.

--------------------------------------------------------------------------------
27 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Federal Income Fund

             Value of your $10,000 in AXP VP - Federal Income Fund
(line chart)
$20,000
                           Merrill Lynch 1-3 Year U.S. Government Index

                Lehman Brothers Aggregate Bond Index
                                                                         $12,055
                                                    AXP VP - Federal Income Fund
 $10,000        Lipper Short U.S. Government Funds Index



10/1/99                8/00                     8/01                        8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        +5.42%           +6.51%

* Inception date was Sept. 15, 1999.

On the graph above you can see how the Fund's total return compared to three widely cited performance indices, the Lehman Brothers Aggregate Bond Index, the Lipper Short U.S. Government Funds Index and the Merrill Lynch 1-3 Year U.S. Government Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Merrill Lynch 1-3 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

--------------------------------------------------------------------------------
28 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Global Bond Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned 7.83% versus the Salomon Smith Barney World Government Bond Index, which returned 10.07%. The Lipper Global Income Funds Index returned 5.77% over the same timeframe.

Q: What factors significantly impacted performance?

A: The 12-month period began on the eve of the shocking terrorist attacks of Sept. 11, 2001. In the wake of that unforgettable event, expectations of a weaker global economy led to declining interest rates, which boosted bond values. However, investors quickly became more encouraged about economic prospects in the closing months of 2001, which took a toll on global bonds. The Fund's performance suffered at the time, due to these macro-events. However, in early 2002, the pendulum swung again, and interest rates moved lower, working to the Fund's benefit. Yields again drifted higher in late February and March before trending lower for much of the rest of the Fund's fiscal period. Overall, performance was affected by continuous shifts in interest rates throughout the period.

Another major factor determining Fund performance is what happens in the currency market. This is particularly important to the Fund as we tend to avoid using currency hedges in order to offset negative trends. A stronger U.S. dollar typically dampens our net return from overseas investments, while weakness in the U.S. dollar generally boosts our total return from holdings abroad. However, we do use currency hedges on an opportunistic basis to help protect the Fund during periods of U.S. dollar strength. For much of the period, the dollar maintained the strength that it has enjoyed in recent years. However, in the early months of 2002, with investors losing confidence in the U.S. market (in light of corporate accounting scandals), the dollar weakened considerably in comparison to the euro (Europe's common currency) and Japan's yen. That worked to our benefit, as about 60% of our holdings were based outside of the U.S. and were non-dollar denominated.

Q: What changes did you make to the portfolio?

A: We started the year with about half of the Fund's assets invested in U.S. dollar-denominated bonds. Early in the period, we made a short-term shift of a portion of our assets into bonds from emerging market countries, and generated a positive, short-term gain. After that, we took advantage of attractive valuations among debt securities from Japan, and boosted our holdings in that country. In Europe, we placed greater emphasis on bonds from issuers in the United Kingdom. Other markets of interest include Canada, Australia, New Zealand and Scandinavian nations. Overall, we began to shift money away from government bonds, putting greater emphasis on corporate bonds. These issues offered a yield advantage and more attractive valuations in comparison to government debt securities. In addition, we structured the portfolio to be less sensitive to changes to interest rates, as we anticipate that a stronger economy will eventually lead to rising interest rates, a trend that can have a negative impact on bond values.

Q: What is your outlook for the year ahead?

A: We expect a mild economic recovery to continue in the U.S. However, that modest rate of growth may even outpace what we anticipate will occur in Europe and Japan, where more challenges to a sustained recovery exist. In the short run, this could cause some pullback in performance, as the U.S. dollar is likely to regain some strength if investor confidence in the U.S. market increases. Over time however, we believe that this may be a cycle that favors foreign currencies. That should help the Fund over the long term as the impact of currency fluctuations should be neutral or even positive for the Fund.

Q: How are you positioning the Fund in light of your outlook?

A: We are taking a more defensive posture in terms of the Fund's interest rate sensitivity in anticipation that rates will move higher. We also intend to continue to feature foreign bonds as a predominant position in the Fund, at least in the near-term, as overseas bond markets are likely to offer greater near-term potential.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

--------------------------------------------------------------------------------
29 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Global Bond Fund

                                      Percent                   Value
                                  (of net assets)       (as of Aug. 31, 2002)
U.S. Treasury
7.50% 2016                             5.9%                  $13,658,378

Federal Republic of Germany
7.50% 2004                             5.3                    12,370,921

Govt of Spain
5.15% 2009                             3.7                     8,702,070

Belgium Kingdom
7.25% 2004                             3.3                     7,585,076

Buoni Poliennali Del Tes (Italy)
8.50% 2004                             3.0                     7,057,489

Federal Republic of Germany
6.50% 2027                             3.0                     6,955,356

Federal Republic of Germany
4.13% 2008                             3.0                     6,925,327

U.S. Treasury
3.00% 2004                             2.8                     6,601,562

Allgemeine Hypo Bank (Germany)
5.00% 2009                             2.8                     6,451,901

Federal Natl Mtge Assn
5.75% 2008                             2.7                     6,245,963

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 35.5% of net assets

--------------------------------------------------------------------------------
30 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Global Bond Fund

               Value of your $10,000 in AXP VP - Global Bond Fund
(line chart)
$20,000

                      Lipper Global Income Funds Index

                                                                         $13,152
                                                       AXP VP - Global Bond Fund
$10,000
           Salomon Smith Barney World Govt. Bond Index


5/1/96     8/96      8/97      8/98       8/99       8/00       8/01        8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years      Since inception*
                        +7.83%           +3.81%            +4.39%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Salomon Smith Barney World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
31 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Growth Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -22.80% versus the Russell 1000(R) Growth Index, which returned -22.17%. The Lipper Large-Cap Growth Funds Index returned -21.63% for the same timeframe.

Q: What factors significantly impacted performance?

A: The past year proved to be extremely challenging for growth stocks, continuing a trend that began in early 2000. The 12-month period began with the harrowing events of Sept. 11, 2001. Equity markets initially reacted negatively to the impact of the tragedy, but quickly turned around, and finished 2001 on a strong note, as investors became encouraged about the direction of the economy. Unfortunately, concerns about global tensions and corporate accounting scandals led to another bout of investor fear, and large-cap growth stocks again were among the hardest-hit in the market. A brief surge from mid-February through March was more encouraging, but from that point forward, stocks struggled as corporate accounting problems widened and the economy began to sputter.

While this overall environment was far from perfect for the Fund, we did experience better performance at times during the periods when the market demonstrated strength. In the closing months of the fiscal year, where positive performance was difficult to find, we benefited by avoiding some of the worst-performing growth stocks. Many of these were in the technology sector, an industry that continued its extended string of poor performance that has lasted more than 21/2 years. Still, as a growth fund, some exposure to technology stocks is unavoidable, and the weakness in that sector still had a detrimental effect on the Fund's return. In contrast to this once high-flying sector, we saw better performance, especially late in the period, from our holdings in more stable growth stocks. This included exposure to hospitals and managed care companies, two areas that performed particularly well.

Q: What changes did you make to the portfolio?

A: A shift in the Fund away from the technology sector began early in the 12-month period, as we put more emphasis on other types of growth stocks, including many in the retail, healthcare and financial services industries. During periods of extreme weakness, some technology stocks were added to the portfolio to take advantage of extremely low valuations. When a change in the Fund's management occurred in early 2002, the Fund's emphasis on stable growth stocks was expanded. In the closing months of the period, we started to take advantage of opportunities among some faster growth companies that had seen dramatic price declines but still offered solid business fundamentals. Many of these stocks were in the hard hit technology and media sectors. We also boosted our exposure to another struggling area, pharmaceutical stocks.

Q: What is your outlook for the year ahead?

A: Although growth stocks have suffered through significant struggles in the past two years, there are reasons to anticipate that the environment will begin to improve in the months ahead. The U.S. economy, while not growing at a rapid rate, appears to be on more solid ground. Eventually, that should create a more favorable environment for corporate profits, and as a result, growth stocks should enjoy better performance than has been the case in recent years. While the markets are likely to remain volatile, we are optimistic that a recovery is in the future.

Q: How are you positioning the Fund in light of your outlook?

A: We have actively raised the growth profile of the Fund in recent months, believing that solid opportunities exist in more aggressive segments of the market, including select technology stocks. This is in line with our overall strategy for the Fund -- to identify stocks that are growing faster than the market but are available at below-market prices. Using a careful, stock-picking approach, we believe the Fund will deliver solid, long-term results.

Stocks of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk factors associated with international investing related to market, currency, economic, political and other factors.

--------------------------------------------------------------------------------
32 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Growth Fund

                                          Percent                Value
                                      (of net assets)    (as of Aug. 31, 2002)
Pfizer                                     5.4%               $7,738,933
AOL Time Warner                            3.6                 5,190,295
General Electric                           2.8                 4,071,577
Wyeth                                      2.2                 3,197,160
Philip Morris                              2.2                 3,170,000
Nasdaq-100 Index Tracking                  2.0                 2,933,750
Hewlett-Packard                            2.0                 2,904,627
Dell Computer                              1.8                 2,566,168
Circuit City Stores-Circuit City Group     1.7                 2,514,776
Cisco Systems                              1.7                 2,396,388

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 25.4% of net assets

--------------------------------------------------------------------------------
33 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Growth Fund

                 Value of your $10,000 in AXP VP - Growth Fund
(line chart)
$20,000
                    Lipper Large-Cap Growth Funds Index


$10,000
                       Russell 1000(R) Growth Index                       $5,154
                                                            AXP VP - Growth Fund


10/1/99                  8/00                      8/01                     8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                       -22.80%          -20.08%

* Inception date was Sept. 15, 1999.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell(R) 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
34 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - International Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -15.38% versus
the  MSCI  EAFE  Index,  which  generated  a  return  of  -14.69%.   The  Lipper
International Funds Index returned -12.50% over the same timeframe.

Q: What factors significantly impacted performance?

A: Perhaps the most notable event of the period occurred in the opening weeks of the reporting period, when terrorists attacked New York and Washington, D.C. While the U.S. was clearly the target, the immediate impact of the tragedy was felt worldwide, and foreign markets declined in sympathy with those of the U.S. Shortly afterward, economic fundamentals again became the primary driver of market performance as 2001 came to a close. Investors were encouraged that the global economic environment was improving, and equity markets across the world responded positively. The situation turned around in January 2002, when the effects of the Enron accounting scandal had a negative impact that carried into equity markets around the world. In late February and March, stocks regained some of the ground lost earlier in the year, but the closing months of the period proved to be particularly difficult. Most global markets took their lead from the struggling U.S. stock market and declined as well.

The most significant positive development for the portfolio was that the U.S. dollar lost significant ground when compared to the euro (Europe's common currency) and Japan's yen, which boosted our net returns from overseas investments.

Over the past year, we maintained a portfolio that was heavily invested in European stocks. Despite the ups-and-downs, this proved to be a positive move for us in relation to worldwide markets. Japan's market began to show improvement in early 2002. From an industry sector perspective, we benefited most from the performance of our stocks in more defensive industries such as drug companies and banks. By contrast, we tried to limit our exposure to more cyclical industries, most notably the extremely weak technology and telecommunications sectors.

Q: What changes did you make to the portfolio?

A: Early in the period, anticipating an improved global economic environment, we put more emphasis on stocks of companies that would benefit from such a trend. Still, we took particular care to focus on firms that were in solid financial shape, a factor that proved to be important as problems such as the Enron scandal began to come to light. As was the case heading into the period, we continued to emphasize European stocks and slowly began adding Japanese stocks to the mix. We marginally added some emerging market stocks early in the period. As questions began to arise about the strength of the economic recovery in the U.S., we reduced our position in basic materials, resources and paper company stocks, while putting more emphasis on consumer and media companies. We also sold some technology and telecommunications issues, managing to avoid some of the poor performance generally by stocks in those troubled sectors. Late in the period, we took advantage of a rally in Japanese stocks to lock in gains by reducing our position there. The additions we made were centered on companies that can benefit from increased domestic demand in an improving Japanese economy.

Q: What is your outlook for the year ahead?

A: We believe there is opportunity in the current markets, but add a note of caution as well. On the positive side, valuations of European stocks currently look more attractive than those of U.S. equities. Despite the dramatic decline in U.S. stocks, by some measures, valuations remain quite high. Stock prices appear more reasonable in European markets. We also anticipate domestic demand will continue to improve in Asia, including Japan, creating positive opportunities in that region.

Q: How are you positioning the Fund in light of your outlook?

A: Based on our expectations, we will make adjustments to our portfolio consistent with a long-term objective of building capital appreciation in the portfolio. We will continue to use a very selective approach to identifying and investing in stocks of premier companies from around the world.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

--------------------------------------------------------------------------------
35 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - International Fund

                                               Percent              Value
                                          (of net assets)  (as of Aug. 31, 2002)
TotalFinaElf (France)                           4.0%           $35,139,522
BP (United Kingdom)                             3.8             33,566,693
BNP Paribas (France)                            2.9             25,630,198
GlaxoSmithKline (United Kingdom)                2.9             25,583,450
Royal Bank of Scotland Group (United Kingdom)   2.7             23,480,809
Novartis (Switzerland)                          2.5             21,510,884
Royal Dutch Petroleum (Netherlands)             2.4             20,597,640
Schering (Germany)                              2.3             20,428,765
Vodafone Group (United Kingdom)                 2.3             19,771,331
Nokia (Finland)                                 2.2             19,178,290

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 28.0% of net assets

--------------------------------------------------------------------------------
36 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - International Fund

              Value of your $10,000 in AXP VP - International Fund
(line chart)
$30,000


                Lipper International Funds Index
$20,000                                                 MSCI EAFE Index
                                                                         $12,623
                                                     AXP VP - International Fund

  $10,000


'92      '93       '94    '95     '96     '97    '98    '99    '00    '01    '02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years          10 years
                        -15.38%          -4.87%            +2.36%

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
37 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Managed Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -10.91% versus the S&P 500 Index, which returned -17.99%. The Lipper Flexible Portfolio Funds Index returned -12.16% over the same timeframe.

Q: What factors significantly impacted performance?

A: The 12-month period began with the shocking developments of Sept. 11, 2001. This tragedy came in the midst of the first economic recession in nearly a decade, and had an extremely negative impact on the markets and expectations for an economic recovery. In the weeks following the terrorist attacks, investor sentiment shifted. Equity markets in the U.S. and around the world gained significant ground, while bond markets struggled in the face of rising interest rates. But just when it seemed that anticipation of an improving economic environment would be the driving factor in the markets, the situation quickly changed in January. That was when a number of corporate accounting issues (such as Enron and WorldCom) began to come to light, shaking investor confidence. In addition, increasing global tensions made investors nervous, and while economic growth was solid in the opening months of 2002, that trend began to slow a bit. As a result, stock markets stalled, and bond markets gained ground as interest rates again moved lower.

Our equity portfolio struggled for the most part during the year. A number of prominent stocks in the portfolio were hard hit. While select stocks in the insurance and retail sectors were among the better performers during the period, technology stocks, which have lagged the market for more than two years, continued to struggle. Bond markets started the year strong, then fell back a bit in the middle of the period before closing in solid fashion when long-term interest rates declined significantly. Corporate bonds generally lagged behind other sectors of the bond market, including government and mortgage-backed securities. Our holdings in the fixed-income portion of the portfolio mirrored these trends.

Q: What changes did you make to the portfolio?

A: Early in the period, we took advantage of a sharp downturn in the prices of insurance and technology company stocks to boost our exposure to those industries. We were encouraged by expectations that the U.S. economy was back on solid footing, though investors certainly became more cautious about prospects for technology stocks in early 2002. With issues ranging from global tensions to corporate governance problems grabbing the headlines, we shifted our equity strategy late in the period, using a more value-oriented process. This led to a reduction in our holdings of technology and healthcare issues while we boosted our exposure to financial stocks, specialty retail companies and consumer cyclical stocks. In the fixed income portfolio, we worked hard to manage risk in a volatile interest rate environment. Our focus was on being highly diversified and only changing positions in an incremental way. Late in the period, we moved away from some of our corporate bond holdings, reflecting challenges that have existed in that market for much of the past year. Instead, we added to our position in mortgage-backed securities.

Q: What is your outlook for the year ahead?

A: We are becoming more optimistic about the outlook for large-cap stocks, which generally lagged the performance of small- and mid-cap issues during the past year. We believe that those investors concerned about the vitality of the U.S. economy during the current recovery may be more attracted to the relative stability that large-cap stocks sometimes offer. In addition, it is anticipated that recent weakness in the U.S. dollar against key foreign currencies will work to the benefit of export business for large, domestic-based multinational companies. Even with current negative investor sentiment, we look for attractive opportunities to present themselves in the coming months. On the fixed-income side, we believe Treasury bonds may have reached a price performance peak, particularly in the recent environment where interest rates fell to near historic low levels. We also anticipate that a sense of stability should soon return to corporate America, which, in turn, is likely to make corporate bonds more attractive.

Q: How are you positioning the portfolio in light of your outlook?

A: Large-cap stocks will continue to be the most prominent position in the portfolio and we will use key valuation measures to help us determine the structure of the portfolio. Small-cap stocks are expected to contribute in a positive way, and foreign stocks also offer some appeal and also will play a role going forward. In the fixed income market, we have placed increasing emphasis on non-government securities, which offer a yield advantage and likely better valuation as we begin the new year with interest rates at such low levels. The combination of these different asset groups should provide investors with a well-diversified portfolio representing a broad cross-section of the global investment markets within one Fund.

--------------------------------------------------------------------------------
38 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Managed Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
Citigroup                           2.2%                     $59,768,750
ChevronTexaco                       1.7                       45,978,000
Bank of America                     1.6                       43,099,200
Philip Morris                       1.5                       41,500,000
American Intl Group                 1.3                       36,424,000
Exxon Mobil                         1.2                       31,727,750
Conoco                              1.1                       31,055,750
Freddie Mac                         1.1                       30,447,500
Wells Fargo                         1.1                       30,270,200
U.S. Treasury
2.25% 2004                          1.1                       30,072,660

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 13.9% of net assets

--------------------------------------------------------------------------------
39 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Managed Fund

                 Value of your $10,000 in AXP VP - Managed Fund
(line chart)
$50,000


$40,000


$30,000                     S&P 500 Index


$20,000                        Lipper Flexible Portfolio Funds Index
                                                                         $19,923
                                                           AXP VP - Managed Fund
  $10,000


'92    '93     '94     '95     '96     '97    '98     '99     '00     '01    '02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years          10 years
                        -10.91%          +1.26%            +7.14%

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the S&P 500 Index and the Lipper Flexible Portfolio Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Flexible Portfolio Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
40 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - New Dimensions Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -15.17% versus the S&P 500 Index, which returned -17.99%. The Lipper Large-Cap Growth Funds Index returned -21.63% over the same timeframe.

Q: What factors significantly impacted performance?

A: What proved to be a very challenging year started on the heels of an already difficult market environment. The U.S. economy was struggling with its first recession in close to ten years, and then the tragedy of Sept. 11, 2001, occurred. The immediate impact was a severe selloff in the stock market as investor confidence was clearly shaken. However, when the nation slowly bounced back from the immediate harsh impact of the event, stocks quickly recovered lost ground, and were moving in a positive direction as 2001 came to an end. But from that point forward, the environment again became quite challenging. While the U.S. made impressive progress in the war in Afghanistan, tensions were on the rise in the Middle East and between India and Pakistan, creating the threat of an expanded war. On the homefront, troubling revelations about misleading company earnings reports, most notably involving Enron, shook investor confidence. As the year progressed, the belief that the U.S. economy was back on track was also tested, as economic growth began to slow. All of these factors led to a very challenging environment for stocks throughout the first eight months of 2002.

While the environment was particularly difficult for growth stocks, we took a more conservative approach to this part of the market during the year. Focusing on a more defensive approach seemed to be beneficial for the Fund. Except for a brief stretch at the end of 2001, technology stocks were out of favor during the past year. We have been keeping our technology position lower than what is typically the case for a growth-oriented Fund. The technology and telecommunications sectors continue to have issues meeting profitability expectations. By contrast, we saw better performance from stocks in the banking and healthcare areas and among selected consumer products companies, as the market tended to reward more conservative growth stocks.

Q: What changes did you make to the portfolio?

A: Throughout the year, our emphasis has been on broadening the Fund's exposure to a wide range of stocks that can meet our growth expectations. This includes looking for stocks of companies that offer a competitive dividend yield. It is our expectation that stocks, which offer the "built-in" return of dividends, will probably enjoy better results in this volatile period. In recent months, that included adding positions in stocks from the beverage industry, as these businesses tend to perform well through various economic cycles. We also boosted our holdings in the financial services area. At the same time, we continue to downplay technology and telecommunications holdings as challenges persist in these once high-flying stocks.

Q: What is your outlook for the year ahead?

A: Investor psychology has been quite negative, driven in recent months by growing revelations related to corporate accounting scandals and concerns surrounding the strength of the current economic recovery. It appears that a reevaluation of the market and unwinding of excessively high stock valuations from the 1990s bull market is still in full swing. These factors could result in continued weakness and ongoing volatility in the stock market in the early months of the period, but we anticipate that a more positive outlook is likely in 2003. Before that time, stocks are likely to remain constricted within a trading range, making no significant moves in either a positive or negative direction.

Q: How are you positioning the Fund in light of your outlook?

A: We believe a conservative approach to growth stock investing continues to make sense given our expectations of ongoing market volatility. We plan to remain focused on stocks that offer solid growth potential, but typically with a limited level of risk. This cautious approach to the market has worked effectively for us in the past year, and we believe it continues to be the appropriate structure given our current outlook for the market.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

--------------------------------------------------------------------------------
41 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - New Dimensions Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
Wal-Mart Stores                     4.0%                    $122,875,648
Microsoft                           3.2                       98,357,888
Citigroup                           3.2                       97,461,805
Bank of America                     3.1                       94,720,128
3M                                  3.0                       91,850,745
Viacom Cl B                         2.9                       89,756,402
Philip Morris                       2.9                       87,955,000
Johnson & Johnson                   2.6                       80,522,722
Exxon Mobil                         2.6                       78,188,378
General Electric                    2.5                       76,403,115

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 30.0% of net assets

--------------------------------------------------------------------------------
42 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - New Dimensions Fund

             Value of your $10,000 in AXP VP - New Dimensions Fund
(line chart)
$40,000



$30,000

                                                              S&P 500 Index
             Lipper Large-Cap Growth Funds Index
$20,000

                                                               $14,584
                                          AXP VP - New Dimensions Fund
$10,000


5/1/96       8/96      8/97      8/98      8/99       8/00       8/01       8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years      Since inception*
                        -15.17%          +2.29%            +6.25%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
43 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Partners Small Cap Value Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -3.19% versus the Russell 2000(R) Index, which returned -15.44%, and the Russell 2000(R) Value Index, which generated a return of -5.60%. The Lipper Small-Cap Value Funds Index returned -5.09% over the same timeframe.

Comments from the Third Avenue Funds management team

Q: What factors significantly impacted performance?

A: There were numerous challenges facing investors over the past year, as events ranging from the terrorist attacks of Sept. 11 to a mild recession to corporate accounting problems contributed to an ongoing bear market environment. In general, we found that small-cap value stocks weathered the challenges better than most areas of the market. In particular, we focused on stocks of well-capitalized companies across a broad range of industries. This strategy generally resulted in positive returns for our portion of the portfolio. Industries such as oil services and financial companies were among the best performers in our portfolio, while technology stocks continue to suffer, as they have since early 2000.

Q: What changes did you make to the portfolio?

A: We considered the ongoing weakness in technology stocks as a good opportunity for the Fund to boost its position in those companies. After an extended bear market, a number of quality companies in this sector are very attractively priced. Financial company stocks, particularly in the insurance industry, were also added to the portfolio over the past year, as these companies seem poised to enjoy increasing profits.

Q: What is your outlook for the year ahead?

A: Small-cap and value-oriented stocks have generally fared well on a relative basis over the past year. We anticipate that these areas will continue to offer attractive opportunities for investors relative to the rest of the market. While a number of challenges remain for equity markets, there should also be improved opportunities for our portfolio in identifying stocks with solid, long-term growth potential among emerging companies.

Q: How are you positioning the Fund in light of your outlook?

A: The quality of the portfolio remains high and we plan to continue in our pursuit of stocks that appear to be priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth in the portfolio. We will continue to seek investment opportunities using our "safe and cheap" criteria in order to generate positive, long-term growth for the portfolio.

--------------------------------------------------------------------------------
44 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Comments from Royce and Associates

Q: What factors significantly impacted performance?

A: Although the market environment was extremely challenging over the past year, we were fortunate in that the small-cap value segment of the market was one of the best performing during the period. We experienced reasonable success with a number of our technology holdings, which represent the largest position in the portion of the portfolio that we manage. However, this was also one of the most volatile segments of the market, while technology stocks struggled through several difficult periods as investors became concerned about the ability of many of these firms to meet profitability expectations. We enjoyed solid performance in recent months from our holdings in consumer services, industrial services and natural resources stocks.

Q: What changes did you make to the portfolio?

A: We maintained a fairly consistent portfolio during the period, with a focus on companies that were in a strong financial position. This was an important factor in the current environment, where some corporations have been less than forthcoming with their financial reporting. Technology stocks continue to play an important role in our portfolio, as we feel many of these stocks offer solid value for investors after an extended and severe bear market.

Q: What is your outlook for the year ahead?

A: We believe small-cap value stocks remain well positioned to be a leader in the equity market. This is particularly true given the recent accounting scandals that have primarily affected large-cap stocks. Investors are likely to continue to focus on stocks of companies that have solid, reliable earnings, which should work to the benefit of the Fund.

Q: How are you positioning the Fund in light of your outlook?

A: We continue to follow our standard investment strategy of owning small-cap companies that are available at a significant discount based on what their true, underlying value appears to be. The current market has created a number of attractive value opportunities, and we intend to continue to look for stocks with solid, long-term return potential for our portion of the portfolio.

Comments from National City Investment Management Company

National City Investment Management Company joined Royce & Associates and Third Avenue Funds as a subadviser to AXP(R) VP - Partners Small Cap Value Fund on Aug. 1, 2002. As of this date, National City was allocated 50% of new investments in the Fund, net of any redemptions, while Royce & Associates and Third Avenue Funds were each allocated 25%. Prior to Aug. 1, 2002, Royce & Associates was allocated 80% of new investments in the Fund, net of any redemptions, while Third Avenue Funds was allocated 20%. As of Aug. 31, 2002, Third Avenue Funds, Royce and Associates and National City Investment Management Company managed approximately 32%, 62% and 6% of the portfolio, respectively.

Q: What is your outlook for the months ahead?

A: We are considering adding back to some of the economically sensitive stocks that have been devastated over the last several months, as the risk/reward is looking much more favorable. This is also leading us to consider becoming more aggressive in our weightings in industrials, technology and basic materials. We believe the economy is slowly recovering and that is not currently being reflected in the valuations in these groups.

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

--------------------------------------------------------------------------------
45 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Small Cap Value Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
American Power Conversion           2.0%                      $1,243,494
LNR Property                        1.8                        1,150,224
KEMET                               1.5                          935,080
Comverse Technology                 1.5                          934,156
Reinsurance Group of America        1.5                          916,455
AmerUs Group                        1.3                          831,740
Brookfield Properties               1.3                          785,200
Park Electrochemical                1.2                          766,120
Brascan Cl A                        1.2                          760,033
Instinet Group                      1.2                          743,346

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 14.5% of net assets

--------------------------------------------------------------------------------
46 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Partners Small Cap Value Fund

        Value of your $10,000 in AXP VP - Partners Small Cap Value Fund (line chart)

$20,000

              Russell 2000(R) Value Index     Lipper Small-Cap Value Funds Index

  $10,000                    Russell 2000(R) Index

                                                                          $9,510
                                          AXP VP - Partners Small Cap Value Fund


9/1/01                   12/01                     4/02                     8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -3.19%           -4.69%

* Inception date was Aug. 14, 2001.

On the graph above you can see how the Fund's total return compared to three widely cited performance indices, the Russell 2000(R) Index, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 Companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
47 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - S&P 500 Index Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -18.29% versus the S&P 500 Index, which returned -17.99%. The Lipper S&P 500 Funds Index returned -18.22% over the same timeframe.

Q: What factors significantly impacted performance?

A: It should be noted that the Fund is designed to very closely track the S&P 500 Index, but cannot fully duplicate the performance of the Index. This is due to expenses and management of cash flows in and out of the Fund, which can result in performance that lags the S&P 500 Index only slightly.

The year began on a shaky note for the stock market, as the tragic events of Sept. 11, 2001, initially sent markets into a tailspin. The situation quickly reversed itself, and we saw the S&P 500 Index recover dramatically in the last three months of 2001. But the situation changed again at the onset of 2002. Equity investors lost confidence in the market, particularly in the wake of corporate reporting scandals highlighted early in the year by Enron's demise. The S&P 500 Index declined in every month except March and August, and ended the 12-month period at close to one of its lowest levels in years.

One of the more consistent sectors of the market in terms of positive performance was the consumer staples group, as many of these stocks held up well despite periods of economic difficulty. Few other sectors were able to consistently generate reasonable performance. The S&P 500 Index returns lost significant ground due to weakness among technology and telecommunications stocks, which continued to struggle as they have since early 2000. Media and pharmaceutical stocks also detracted from performance in the latter months of the period.

Q: What changes did you make to the Portfolio?

A: Since the Fund is designed to track the S&P 500 Index, changes are only made to maintain consistency with this Index. From time-to-time, stocks are shifted into or out of this Index, but the pace of change through the past year was far slower than in previous years. This can likely be attributed to the relatively low level of merger and acquisition activity among large-company stocks during this timeframe. Therefore, our portfolio mix was not dramatically different from what existed going into the 12-month period.

Q: What is your outlook for the year ahead?

A: Investor psychology reached extremely negative levels during the summer of 2002. It seems reasonable to expect that equity prices will climb eventually to reach more attractive levels, and draw greater investor interest, which should allow a more sustained rally in stock prices. Longer term, there are a number of fundamental factors that point toward an improved environment. These include the fact that many companies are beginning to report some improvement in their profitability, a major change from 2001. The U.S. economy is growing, albeit at a modest rate, and inflation remains a non-issue. Typically, these are indications of a better environment for stocks, which should create better returns for the S&P 500 Index.

Q: How are you positioning the Fund in light of your outlook?

A: The outlook for the market does not alter our strategy. As a Fund that tracks the S&P 500 Index, the portfolio remains virtually fully invested in this Index, with no bias toward particular stocks or sectors. We will continue to manage the Fund in an effort to remain consistent with the S&P 500 Index.

"Standard & Poor's," "S&P(R)," are trademarks of the McGraw-Hill Companies Inc. These trademarks and service marks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensor") and the Licensors make no representation regarding the advisability of investing in the funds.

--------------------------------------------------------------------------------
48 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - S&P 500 Index Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
S&P Depositary Receipts             4.4%                      $4,324,959
General Electric                    3.4                        3,345,957
Microsoft                           3.0                        2,970,581
Exxon Mobil                         2.7                        2,684,841
Wal-Mart Stores                     2.7                        2,656,458
Pfizer                              2.3                        2,306,866
Citigroup                           1.9                        1,882,405
American Intl Group                 1.9                        1,832,441
Johnson & Johnson                   1.9                        1,826,282
Intel Business Machines             1.5                        1,441,040

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 25.7% of net assets

--------------------------------------------------------------------------------
49 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - S&P 500 Index Fund

              Value of your $10,000 in AXP VP - S&P 500 Index Fund
(line chart)
$20,000


                        S&P 500 Index
                                                                        $6,346
                                                   AXP VP - S&P 500 Index Fund
$10,000

                Lipper S&P 500 Funds Index


5/1/00    8/00                          8/01                                8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -18.29%          -17.71%

* Inception date was May 1, 2000.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
50 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Small Cap Advantage Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: Though the Fund lost ground during the year, its relative performance was solid. The Fund returned -13.28% for the one-year period ended Aug. 31, 2002. The Fund's benchmark, the Russell 2000(R) Index, returned -15.44%, and the Lipper Small-Cap Core Funds Index returned -13.03% over the same period.

Q: What factors significantly impacted performance?

A: For investors, the past year was one of the most challenging in memory, though small-cap stocks, the focus of the Fund, managed to weather the tumultuous environment better than larger-cap issues. After withstanding the aftershocks of the events of Sept. 11, 2001, investor confidence had rebounded by October. Thanks to efforts by the Federal Reserve Board to cut short-term interest rates in order to prevent the economy from falling deeper into recession, stocks enjoyed a recovery that lasted through December. However, economic concerns and corporate governance issues weighed heavily on stocks after the first of the new year. The environment for stocks continued to sour into the summer months, and culminated with a sharp sell-off in July. While small-cap stocks performed well from January through June, they underperformed large-caps during the summer decline.

Our efforts to invest in a balanced mix of growth and value stocks proved to be a key factor in this bear market environment. In general, value stocks tended to do better than growth-oriented stocks. Homebuilding, retailers and regional banks and savings and loans performed fairly well over the past six months of the period. Aerospace and defense stocks also enjoyed a resurgence in the wake of an increased emphasis on defense spending. As has been the case for some time, technology and telecommunications stocks were laggards for much of the year.

Q: What changes did you make to the portfolio?

A: Our strategy is to build a diversified and balanced portfolio of the best stocks within all sectors of the market, so the changes we make to the Fund tend to derive from decisions on individual companies. Consistent with this approach, we maintained sector and industry weights that were neutral relative to the Russell 2000(R) Index and kept the Fund fully invested in the stock market. In terms of the Fund's holdings, we further diversified our stock positions -- but did not increase the overall portfolio weight -- in the technology and telecom sectors, reflecting the uncertain timing of an earnings recovery in these sectors. We intend to maintain this cautious stance until clearer signs of a recovery in these industries are evident.

Q: What is your outlook for the year ahead?

A: We anticipate that the months ahead are likely to continue to be volatile, though the market's slide has created an environment where stocks look like a far better value than they did at the start of the period. Small-cap issues should continue to be well positioned to benefit in the future, as they remain attractively valued in comparison to other parts of the equity market. Furthermore, an improving economic and market environment usually benefits small caps because they tend to be economically sensitive.

Q: How are you positioning the Fund in light of your outlook?

A: Consistent with the Fund's objective, we will continue to invest in both growth and value stocks. We are convinced that the benefits of a balanced and disciplined approach to small-cap investing will be visible in the coming months. We expect to take advantage of the strengths of our investment discipline and manage the portfolio to take advantage of better profitability across the small-cap universe as the economy recovers. However, we expect to maintain a broadly diversified portfolio in the higher risk areas of the economy and the market, such as technology, in order to mitigate the impact of company-specific risks on Fund performance. Overall, we will continue to invest in the stocks of small companies that have superior cash flow and stable earnings.

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

--------------------------------------------------------------------------------
51 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Small Cap Advantage Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
UGI                                 0.6%                      $373,504
Cooper Companies                    0.6                        346,915
Standard Commercial                 0.6                        328,785
ONEOK                               0.5                        321,044
EMCOR Group                         0.5                        318,011
Landry's Restaurants                0.5                        310,650
NBTY                                0.5                        310,488
Energen                             0.5                        304,494
R & G Financial Cl B                0.5                        302,554
Pediatrix Medical Group             0.5                        298,951

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 5.3% of net assets

--------------------------------------------------------------------------------
52 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Small Cap Advantage Fund

           Value of your $10,000 in AXP VP - Small Cap Advantage Fund
(line chart)
$20,000


                                    Lipper Small-Cap Core Funds Index

                     Russell 2000(R) Index
                                                                       $9,262
$10,000                                     AXP VP - Small Cap Advantage Fund


10/1/99               8/00                   8/01                        8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -13.28%          -2.56%

* Inception date was Sept. 15, 1999.

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
53 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Stock Fund

Q: How did the Fund perform for the 12-month period ended August 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -15.53% versus the S&P 500 Index, which returned -17.99%. The Lipper Large-Cap Core Funds Index returned -16.63% over the same timeframe.

Q: What factors significantly impacted performance?

A: The 12-month period began with significant challenges facing investors. The economy was mired in a mild but damaging recession, and in the midst of this, terrorists attacked the U.S., destroying the World Trade Center and damaging the Pentagon on Sept. 11, 2001. This shocking event initially sent stocks reeling, but investors quickly recovered their confidence, leading to a solid rally that lasted from late September through December. The rally didn't last, and equity markets generally moved backwards (with a brief exception in late February and March) well into the summer months of 2002. There was some recovery in late July and August, but the downturn left the Fund in a negative position for the 12-month period.

Although the Fund was down for the period, we managed to overcome some of the market's weakness by maintaining a more defensive portfolio. Part of that strategy involved owning stocks across a broad range of industries. Much of our focus was on stocks that typically benefit from the early stages of an economic recovery, such as basic materials and industrial issues. While the portfolio did include some technology stocks, that sector represented a lower-than-average weighting in the Fund. Given the extreme challenges that technology issues faced through during the past year, our strategy proved to be generally beneficial for the Fund. For much of the period, we completely avoided the telecommunications sector, which withstood steep declines throughout the period.

Q: What changes did you make to the portfolio?

A: In the closing months of 2001, we added to stocks that could benefit from an economic upturn, including capital goods and basic materials companies. However, given the uncertain state of the recovery, we balanced that position with stocks of consumer healthcare companies that tend to provide solid earnings growth regardless of economic conditions. For the most part, we put more focus on the industrial side of the market rather than with consumer-oriented companies, given our expectation for a slow, muted economic recovery. Late in the period, given recent weakness in the dollar, we added some multi-national companies that could benefit from that trend. We also took advantage of what we believed were favorable prices among selected electric utilities to boost our position in that sector. We look to utilities stocks to help boost the Fund's dividend yield. Throughout the period, we reduced our holdings of some of the largest stocks represented in the market, due to our concern that many of these issues were overly popular, and could be targeted for a selloff in the months ahead.

Q: What is your outlook for the year ahead?

A: Equity returns are likely to be modest in the next few years, in contrast to the double-digit returns that became "par for the course" in the 1990s. Our expectation is that we'll see single-digit returns in the next several years, which is closer to historic norms. After the extended bear market of the past two-and-a-half years, we look for stocks to begin to turn the corner toward positive returns in the months ahead. Nevertheless, the environment is likely to remain quite volatile.

Q: How are you positioning the Fund in light of your outlook?

A: The major themes running through the portfolio include trying to take advantage of demographic trends (including the aging of the baby boomer generation), higher defense spending, and a recovery in the industrial sector and ongoing weakness in the U.S. dollar compared to other currencies. In addition, we look for dividend yield to play a much more important role in the total return that the market achieves. Therefore, we will continue to seek to generate a yield that exceeds that of the market as a whole (as represented by the S&P 500 Index, an unmanaged index of stocks). We anticipate that our cautious and well-diversified approach will prove to be effective in an environment of continued stock market volatility.

--------------------------------------------------------------------------------
54 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Stock Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
3M                                  3.3%                      $162,560
Anheuser-Busch                      2.4                        118,813
USA Interactive                     2.2                        106,779
Washington Mutual                   2.2                        105,491
Wal-Mart Stores                     2.1                        100,061
Pfizer                              2.0                         98,348
Lockheed Martin                     1.9                         93,523
Bank of America                     1.9                         91,454
Northrop Grumman                    1.9                         90,995
General Electric                    1.8                         89,576

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 21.7% of net assets

--------------------------------------------------------------------------------
54 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Stock Fund

                  Value of your $10,000 in AXP VP - Stock Fund
(line chart)

$20,000

                    S&P 500 Index
                                                                          $8,195
   $10,000                                                   AXP VP - Stock Fund
                          Lipper Large-Cap Core Funds Index


9/1/01                    12/01                    4/02                     8/02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year      Since inception*
                        -15.53%          -17.27%

* Inception date was Aug. 13, 2001.

On the graph above you can see how the Fund's total return compared to two widely cited indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
56 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

AXP VP - Strategy Aggressive Fund

Q: How did the Fund perform for the 12-month period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund returned -30.97% versus the Russell MidCap(R) Growth Index, which returned -23.38%. The Lipper Mid-Cap Growth Funds Index returned -25.70% over the same timeframe.

Q: What factors significantly impacted performance?

A: Coming into the 12-month period, the market had already been extremely difficult for aggressive growth stock investors, and the situation didn't get any easier in the first weeks of September 2001. The terrorist attacks of Sept. 11 sent stocks spiraling in the first days of trading after those events. However, beginning in late September, investor sentiment changed, and the stock market rallied until year end. Aggressive growth stocks, namely in the technology sector, performed particularly well during this time.

In early 2002, however, negative reaction to the scandal at Enron became a bigger distraction, as did concerns about a disappointing economic recovery from the recession of 2001 and increasing fears of global conflicts. As a result, stocks dropped in early 2002, and once again, growth stocks, primarily the technology sector, bore the brunt of the decline. Except for a brief recovery in March, the market drifted in the wrong direction for much of the rest of the period.

In the early months of the period, the previous manager maintained an emphasis on technology stocks. In July, a new management team was put in place and we made an overall effort to own a larger number of stocks within targeted sectors of the market, hoping that a more diversified group of holdings would help offset some of the market's volatility. However, for the most part, investors continued to move money away from aggressive growth companies, and that had a damaging impact on the Fund's results. On the bright side, mid-cap stocks, in general, tended to perform better than the large-cap segment of the market over most of this time period.

Q: What changes did you make to the portfolio?

A: In mid-summer 2002, when the Fund's management changed, significant changes to the portfolio were implemented. Specifically, we shifted the Fund's asset mix to include broader diversification by industry. That meant trimming back exposure to volatile areas of the market, such as technology stocks, which had played a bigger role in the portfolio in the past. Instead, more money was invested in other growth sectors that we believed offered solid, long-term potential. We also began to cut back on the number of holdings in the Fund. The goal in doing this is to capitalize as much as possible on the best ideas that exist in the market for mid-cap growth stocks, which remain the focus of this portfolio.

Q: What is your outlook for the year ahead?

A: While the markets have been challenging for aggressive growth investors since early 2000, we are more optimistic going forward. It won't be surprising to see a significant level of volatility remain commonplace, but as the economy improves, company profitability should as well. If that occurs, stocks prices are likely to move higher. While we may not experience the level of stock price appreciation that we became accustomed to in the late 1990s, we remain confident that solid, long-term opportunities exist among mid-cap growth stocks.

Q: How are you positioning the Fund in light of your outlook?

A: Recent weakness in the market has created a good opportunity for us to accumulate shares in quality companies that we believe can generate solid, long-term returns. We will continue to focus on identifying these firms and positioning the Fund to take advantage of the next upturn in the market.

Stocks of smaller- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

--------------------------------------------------------------------------------
57 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Strategy Aggressive Fund

                                   Percent                      Value
                               (of net assets)          (as of Aug. 31, 2002)
Fiserv                              2.2%                     $21,938,760
Intuit                              2.1                       20,574,430
Westwood One                        1.9                       18,932,060
Microchip Technology                1.8                       18,250,350
BISYS Group                         1.8                       18,218,200
Apollo Group Cl A                   1.8                       18,112,390
Starbucks                           1.8                       17,426,700
IDEC Pharmaceuticals                1.8                       17,397,939
Gilead Sciences                     1.8                       17,387,360
Electronic Arts                     1.7                       17,143,460

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 18.7% of net assets

--------------------------------------------------------------------------------
58 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Strategy Aggressive Fund

           Value of your $10,000 in AXP VP -Strategy Aggressive Fund
(line chart)
$60,000

$50,000


$40,000
                Lipper Mid-Cap Growth Funds Index

$30,000


$20,000
                                  Russell MidCap(R) Growth Index
                                                                         $14,436
  $10,000                                      AXP VP - Strategy Aggressive Fund


'92   '92   '93    '94    '95   '96     '97    '98    '99     '00    '01     '02

Average Annual Total Returns (as of Aug. 31, 2002)

                        1 year           5 years          10 years
                        -30.97%          -7.70%            +3.74%

On the graph above you can see how the Fund's total return compared to two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. The above graph does not reflect expenses that apply to the subaccounts, contracts or policies. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
59 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and general       Company (information
                                                                      manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr. 901 S.           Board member since 2002        Retired president and
Marquette Ave.                                                        professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
60 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987        Senior vice president -
50652 AXP Financial Center                                            information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in 1955                                                          president - finance,
                                                                      American Express Company,
                                                                      2000-2002; vice president
                                                                      - corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior vice president and
596 AXP Financial Center                                              general manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          vice president and
                                                                      managing director - American
                                                                      Express Funds, AEFC,
                                                                      2000-2002; vice president,
                                                                      AEFC, 1998-2002;  president
                                                                      - Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
61 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP(R) VARIABLE PORTFOLIO - INCOME SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - MANAGED SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - PARTNERS SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP VP - Bond Fund, AXP VP - Extra Income Fund, AXP VP - Federal Income Fund and AXP VP - Global Bond Fund (funds within AXP Variable Portfolio - Income Series, Inc.), AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund (funds within AXP Variable Portfolio - Investment Series, Inc.), AXP VP - Diversified Equity Income Fund and AXP VP - Managed Fund (funds within AXP Variable Portfolio - Managed Series, Inc.), AXP VP - Cash Management Fund, (fund within AXP Variable Portfolio - Money Market Series, Inc.), and AXP VP - Partners Small Cap Value Fund (fund within AXP VP - Partners Series, Inc.) as of August 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP VP
- Bond Fund, AXP VP - Extra Income Fund, AXP VP - Federal Income Fund, AXP VP - Global Bond Fund, AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Managed Fund, AXP VP - Cash Management Fund and AXP VP - Partners Small Cap Value Fund as of August 31, 2002 and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

October 4, 2002

--------------------------------------------------------------------------------
62 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                              Blue Chip         Bond            Capital
                                                                              Advantage         Fund           Resource
Aug. 31, 2002                                                                   Fund                             Fund
Assets
Investments in securities, at value (Note 1)*
    (identified cost $74,367,962, $1,932,724,106 and $2,461,171,883)      $ 63,099,489    $1,936,321,624   $2,221,532,057
Cash in bank on demand deposit                                                  84,677         2,830,083           90,005
Foreign currency holdings for AXP VP - Bond Fund
    (identified cost $306,142) (Note 1)                                             --           303,063               --
Receivable for investment securities sold                                      116,486        57,197,620       26,819,092
Dividends and accrued interest receivable                                       97,587        26,082,794        3,306,077
Unrealized appreciation on foreign currency contracts held,
    at value (Notes 1 and 5)                                                        --            84,128               --
                                                                            ----------     -------------    -------------
Total assets                                                                63,398,239     2,022,819,312    2,251,747,231
                                                                            ----------     -------------    -------------
Liabilities
Dividends payable to shareholders (Note 1)                                     131,509         7,915,814        3,335,339
Payable for investment securities purchased                                         --        54,605,833       11,432,484
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 5)                                                        --             3,334               --
Payable for securities purchased on a when-issued basis (Note 1)                    --       113,856,472               --
Accrued investment management services fee                                      29,286           890,656        1,138,452
Accrued distribution fee                                                         6,537           184,522          229,472
Accrued administrative services fee                                              2,092            70,538           85,761
Payable upon return of securities loaned (Note 6)                                   --        31,578,355        8,500,000
Other accrued expenses                                                          25,945           166,804          220,135
                                                                                ------           -------          -------
Total liabilities                                                              195,369       209,272,328       24,941,643
                                                                               -------       -----------       ----------
Net assets applicable to outstanding capital stock                        $ 63,202,870    $1,813,546,984   $2,226,805,588
                                                                          ============    ==============   ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                  $     96,142    $    1,746,930   $    1,351,199
Additional paid-in capital                                                 102,176,494     1,988,068,375    2,859,276,867
Undistributed (excess of distributions over) net investment income              (1,523)        1,087,188          (31,541)
Accumulated net realized gain (loss) (Note 9)                              (27,799,770)     (181,094,295)    (394,151,111)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in
    foreign currencies (Note 5)                                            (11,268,473)        3,738,786     (239,639,826)
                                                                           -----------         ---------     ------------
Total -- representing net assets applicable to outstanding
    capital stock                                                         $ 63,202,870    $1,813,546,984   $2,226,805,588
                                                                          ============    ==============   ==============
Shares outstanding                                                           9,614,206       174,692,990      135,119,935
                                                                             ---------       -----------      -----------
Net asset value per share of outstanding capital stock                    $       6.57    $        10.38   $        16.48
                                                                          ------------    --------------   --------------
* Including securities on loan, at value (Note 6)                         $         --    $   31,166,125   $    8,195,000
                                                                          ------------    --------------   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                                Cash         Diversified       Emerging
                                                                             Management     Equity Income       Markets
Aug. 31, 2002                                                                   Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)*
    (identified cost $1,124,254,782, $309,920,862 and $9,786,481)       $1,124,254,782      $272,595,187      $ 9,355,208
Cash in bank on demand deposit                                                  49,440             3,944          447,229
Receivable for investment securities sold                                           --                --          104,243
Dividends and accrued interest receivable                                      322,886           554,437           16,173
                                                                               -------           -------           ------
Total assets                                                             1,124,627,108       273,153,568        9,922,853
                                                                         -------------       -----------        ---------
Liabilities
Dividends payable to shareholders (Note 1)                                   1,007,817         1,063,424               --
Payable for investment securities purchased                                         --         1,546,359           28,160
Accrued investment management services fee                                     472,509           119,002            9,227
Accrued distribution fee                                                       116,345            26,563              986
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 5)                                                        --                --              357
Accrued administrative services fee                                             27,596             8,500              789
Payable upon return of securities loaned (Note 6)                                   --         2,850,000               --
Other accrued expenses                                                         120,797            66,926           35,445
                                                                               -------            ------           ------
Total liabilities                                                            1,745,064         5,680,774           74,964
                                                                             ---------         ---------           ------
Net assets applicable to outstanding capital stock                      $1,122,882,044      $267,472,794      $ 9,847,889
                                                                        ==============      ============      ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                $   11,232,853      $    318,216      $    13,985
Additional paid-in capital                                               1,111,652,312       315,023,258       12,094,583
Excess of distributions over net investment income                                  --           (58,180)              --
Accumulated net realized gain (loss) (Note 9)                                   (3,121)      (10,484,825)      (1,829,369)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in
    foreign currencies (Note 5)                                                     --       (37,325,675)        (431,310)
                                                                                ------       -----------       ----------
Total -- representing net assets applicable to outstanding
    capital stock                                                       $1,122,882,044      $267,472,794      $ 9,847,889
                                                                        ==============      ============      ===========
Shares outstanding                                                       1,123,285,260        31,821,577        1,398,503
                                                                         -------------        ----------        ---------
Net asset value per share of outstanding capital stock                  $         1.00            $ 8.41      $      7.04
                                                                        --------------            ------      -----------
* Including securities on loan, at value (Note 6)                       $           --      $  2,655,000      $        --
                                                                        --------------      ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                               Equity           Extra           Federal
                                                                               Select          Income           Income
Aug. 31, 2002                                                                   Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)
    (identified cost $80,995,245, $646,025,952 and $289,320,638)           $72,861,647     $ 568,908,512     $294,361,848
Cash in bank on demand deposit                                                  22,662           475,003           70,679
Receivable for investment securities sold                                           --         2,008,799           37,506
Dividends and accrued interest receivable                                       20,421        13,740,401        2,092,602
Expense reimbursement receivable from AEFC                                       6,292                --               --
                                                                            ----------       -----------      -----------
Total assets                                                                72,911,022       585,132,715      296,562,635
                                                                            ----------       -----------      -----------
Liabilities
Dividends payable to shareholders (Note 1)                                          --         4,149,297          710,647
Payable for investment securities purchased                                    880,463         3,665,784           37,314
Payable for securities purchased on a when-issued basis (Note 1)                    --                --       19,622,772
Accrued investment management services fee                                      36,579           287,142          132,755
Accrued distribution fee                                                         7,034            57,892           27,204
Accrued administrative services fee                                              3,376            23,157           10,881
Other accrued expenses                                                          26,333            83,917           32,574
Option contracts written, at value (premiums received,
    $99,503 for AXP VP - Federal Income Fund) (Note 8)                              --                --          280,156
                                                                               -------         ---------       ----------
Total liabilities                                                              953,785         8,267,189       20,854,303
                                                                               -------         ---------       ----------
Net assets applicable to outstanding capital stock                         $71,957,237     $ 576,865,526     $275,708,332
                                                                           ===========     =============     ============
Represented by
Capital stock -- $.01 par value (Note 1)                                   $    84,273     $   1,018,967     $    261,454
Additional paid-in capital                                                  81,631,198       932,713,955      269,588,481
Undistributed net investment income                                                 --            32,074               --
Accumulated net realized gain (loss) (Note 9)                               (1,624,636)     (279,782,030)       1,106,214
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in
    foreign currencies (Note 7)                                             (8,133,598)      (77,117,440)       4,752,183
                                                                            ----------       -----------        ---------
Total -- representing net assets applicable to outstanding
    capital stock                                                          $71,957,237     $ 576,865,526     $275,708,332
                                                                           ===========     =============     ============
Shares outstanding                                                           8,427,327       101,896,736       26,145,363
                                                                             ---------       -----------       ----------
Net asset value per share of outstanding capital stock                     $      8.54     $        5.66     $      10.55
                                                                           -----------     -------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                               Global          Growth        International
                                                                                Bond            Fund             Fund
Aug. 31, 2002                                                                   Fund
Assets
Investments in securities, at value (Note 1)*
    (identified cost $231,444,465, $155,552,979 and $967,339,830)         $235,882,747     $ 147,583,239   $  883,889,768
Cash in bank on demand deposit                                                  18,147           730,889           69,359
Foreign currency holdings for AXP VP - International Fund
    (identified cost $3,665,750) (Note 1)                                           --                --        3,660,432
Receivable for investment securities sold                                    2,384,843         3,206,252        9,195,107
Dividends and accrued interest receivable                                    3,929,224           110,666        3,181,343
                                                                             ---------           -------        ---------
Total assets                                                               242,214,961       151,631,046      899,996,009
                                                                           -----------       -----------      -----------
Liabilities
Dividends payable to shareholders (Note 1)                                   2,061,428                --        4,334,132
Payable for investment securities purchased                                  2,317,314         7,028,361       17,753,541
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 5)                                                    83,533                --              510
Payable for securities purchased on a when-issued basis (Note 1)             4,670,613                --               --
Accrued investment management services fee                                     159,641            73,385          619,230
Accrued distribution fee                                                        23,756            14,561           91,021
Accrued administrative services fee                                             11,403             5,824           38,932
Payable upon return of securities loaned (Note 6)                                   --                --        3,350,000
Other accrued expenses                                                          45,390            54,658          309,164
                                                                                ------            ------          -------
Total liabilities                                                            9,373,078         7,176,789       26,496,530
                                                                             ---------         ---------       ----------
Net assets applicable to outstanding capital stock                        $232,841,883     $ 144,454,257   $  873,499,479
                                                                          ============     =============   ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                  $    232,441     $     288,934   $    1,248,119
Additional paid-in capital                                                 238,543,744       311,924,750    1,649,874,893
Undistributed (excess of distributions over) net investment income             182,188               340       (2,956,839)
Accumulated net realized gain (loss) (Note 9)                              (10,777,216)     (159,790,081)    (691,233,888)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in
    foreign currencies (Notes 5 and 7)                                       4,660,726        (7,969,686)     (83,432,806)
                                                                             ---------        ----------      -----------
Total -- representing net assets applicable to outstanding
    capital stock                                                         $232,841,883     $ 144,454,257   $  873,499,479
                                                                          ============     =============   ==============
Shares outstanding                                                          23,244,114        28,893,391      124,811,917
                                                                            ----------        ----------      -----------
Net asset value per share of outstanding capital stock                    $      10.02     $        5.00   $         7.00
                                                                          ------------     -------------   --------------
* Including securities on loan, at value (Note 6)                         $         --     $          --   $    3,264,000
                                                                          ------------     -------------   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                               Managed           New           Partners
                                                                                Fund         Dimensions        Small Cap
                                                                                                Fund             Value
Aug. 31, 2002                                                                                                    Fund
Assets
Investments in securities, at value (Note 1)*
    (identified cost $2,972,246,245, $3,218,112,417 and $62,462,025)    $2,756,522,118    $3,041,837,460      $54,938,659
Cash in bank on demand deposit                                                      --            99,075        8,167,466
Foreign currency holdings for AXP VP - New Dimensions Fund
    (identified cost $5,265,469) (Note 1)                                           --         5,151,955               --
Receivable for investment securities sold                                   17,131,674         5,882,979           69,199
Dividends and accrued interest receivable                                   27,816,856         4,382,514           38,645
                                                                            ----------         ---------           ------
Total assets                                                             2,801,470,648     3,057,353,983       63,213,969
                                                                         -------------     -------------       ----------
Liabilities
Disbursements in excess of cash on demand deposit                            2,532,090                --               --
Dividends payable to shareholders (Note 1)                                  21,647,576         5,114,481               --
Payable for investment securities purchased                                  9,906,449         4,645,773          428,325
Payable for securities purchased on a when-issued basis (Note 1)             5,063,229                --               --
Accrued investment management services fee                                   1,355,026         1,534,185           50,446
Accrued distribution fee                                                       280,315           312,091            6,182
Accrued administrative services fee                                             70,447           111,918            3,957
Payable upon return of securities loaned (Note 6)                           51,350,850                --               --
Other accrued expenses                                                         225,599           142,771           16,277
                                                                               -------           -------           ------
Total liabilities                                                           92,431,581        11,861,219          505,187
                                                                            ----------        ----------          -------
Net assets applicable to outstanding capital stock                      $2,709,039,067    $3,045,492,764      $62,708,782
                                                                        ==============    ==============      ===========
Represented by
Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund)
    (Note 1)                                                            $      219,867    $    2,331,480      $    65,852
Additional paid-in capital                                               2,933,959,128     3,624,443,402       69,911,181
Undistributed net investment income                                            230,750                --            1,479
Accumulated net realized gain (loss) (Note 9)                               (9,646,551)     (404,893,647)         253,636
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies        (215,724,127)     (176,388,471)      (7,523,366)
                                                                          ------------      ------------       ----------
Total -- representing net assets applicable to outstanding
    capital stock                                                       $2,709,039,067    $3,045,492,764      $62,708,782
                                                                        ==============    ==============      ===========
Shares outstanding                                                         219,867,034       233,148,019        6,585,183
                                                                           -----------       -----------        ---------
Net asset value per share of outstanding capital stock                  $        12.32    $        13.06      $      9.52
                                                                        --------------    --------------      -----------
* Including securities on loan, at value (Note 6)                       $   51,059,192    $           --      $        --
                                                                        --------------    --------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                              AXP VP -        AXP VP -         AXP VP -
                                                                               S&P 500        Small Cap          Stock
                                                                                Index         Advantage          Fund
Aug. 31, 2002                                                                   Fund            Fund
Assets
Investments in securities, at value (Note 1)*
    (identified cost $126,418,906, $65,036,808 and $5,022,095)            $ 98,761,451       $58,816,204       $4,648,678
Cash in bank on demand deposit                                                 737,215           503,786          380,865
Expense reimbursement receivable from AEFC                                          --                --              691
Receivable for investment securities sold                                           --         2,268,809               --
Dividends and accrued interest receivable                                      144,036            37,726            8,219
                                                                               -------            ------            -----
Total assets                                                                99,642,702        61,626,525        5,038,453
                                                                            ----------        ----------        ---------
Liabilities
Dividends payable to shareholders (Note 1)                                     288,008                --            6,315
Payable for investment securities purchased                                    685,153         1,923,778          148,855
Accrued investment management services fee                                      22,796            38,170            2,140
Accrued distribution fee                                                         9,826             6,040              478
Accrued administrative services fee                                              6,288             2,899              153
Payable upon return of securities loaned (Note 6)                                   --           355,000               --
Other accrued expenses                                                          56,441            24,844            7,413
                                                                                ------            ------            -----
Total liabilities                                                            1,068,512         2,350,731          165,354
                                                                             ---------         ---------          -------
Net assets applicable to outstanding capital stock                        $ 98,574,190       $59,275,794       $4,873,099
                                                                          ============       ===========       ==========
Represented by
Capital stock -- $.01 par value (Note 1)                                  $    157,902       $    67,444       $    6,090
Additional paid-in capital                                                 129,318,822        72,314,127        5,658,225
Undistributed (excess of distributions over) net investment income              (2,812)           10,342            1,088
Accumulated net realized gain (loss) (Note 9)                               (3,242,267)       (6,895,515)        (418,887)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies         (27,657,455)       (6,220,604)        (373,417)
                                                                           -----------        ----------         --------
Total -- representing net assets applicable to outstanding
    capital stock                                                         $ 98,574,190       $59,275,794       $4,873,099
                                                                          ============       ===========       ==========
Shares outstanding                                                          15,790,195         6,744,441          608,963
                                                                            ----------         ---------          -------
Net asset value per share of outstanding capital stock                    $       6.24       $      8.79       $     8.00
                                                                          ------------       -----------       ----------
* Including securities on loan, at value (Note 6)                         $         --       $   300,400       $       --
                                                                          ------------       -----------       ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                                              AXP VP -
                                                                                              Strategy
                                                                                             Aggressive
Aug. 31, 2002                                                                                   Fund
Assets
Investments in securities, at value (Note 1)
    Investments in securities of unaffiliated issuers*
    (identified cost $1,205,049,662)                                                     $ 1,014,702,126
    Investments in securities of affiliated issuers
    (identified cost $3,300,002)                                                                   1,436
                                                                                                   -----
Total investments in securities
    (identified cost $1,208,349,664)                                                       1,014,703,562
Cash in bank on demand deposit                                                                   861,606
Receivable for investment securities sold                                                      5,393,412
Dividends and accrued interest receivable                                                        130,108
                                                                                                 -------
Total assets                                                                               1,021,088,688
                                                                                           -------------
Liabilities
Payable for investment securities purchased                                                    4,915,095
Accrued investment management services fee                                                       521,564
Accrued distribution fee                                                                         103,990
Accrued administrative services fee                                                               43,520
Payable upon return of securities loaned (Note 6)                                             24,561,100
Other accrued expenses                                                                           157,193
Option contracts written, at value (premiums received,
    $170,095 for AXP VP--Strategy Aggressive Fund) (Note 8)                                       26,250
                                                                                                  ------
Total liabilities                                                                             30,328,712
                                                                                              ----------
Net assets applicable to outstanding capital stock                                       $   990,759,976
                                                                                         ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                 $     1,731,606
Additional paid-in capital                                                                 2,466,440,509
Undistributed net investment income                                                              319,691
Accumulated net realized gain (loss) (Note 9)                                             (1,284,229,573)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                          (193,502,257)
                                                                                            ------------
Total -- representing net assets applicable to outstanding capital stock                 $   990,759,976
                                                                                         ===============
Shares outstanding                                                                           173,160,571
                                                                                             -----------
Net asset value per share of outstanding capital stock                                   $          5.72
                                                                                         ---------------
* Including securities on loan, at value (Note 6)                                        $    23,369,244
                                                                                         ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
69 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                Blue Chip          Bond          Capital
                                                                                Advantage          Fund         Resource
Year ended Aug. 31, 2002                                                          Fund                            Fund
Investment income
Income:
Dividends                                                                   $  1,054,327      $    910,176  $  34,765,602
Interest                                                                          83,515       105,874,987      3,312,064
    Less foreign taxes withheld                                                   (2,438)          (14,031)       (39,864)
                                                                                  ------           -------        -------
Total income                                                                   1,135,404       106,771,132     38,037,802
                                                                               ---------       -----------     ----------
Expenses (Note 2):
Investment management services fee                                               413,926        10,368,107     17,665,201
Distribution fee                                                                  97,127         2,146,748      3,588,799
Administrative services fees and expenses                                         29,737           888,460      1,339,895
Custodian fees                                                                    34,481           156,947        169,123
Compensation of board members                                                     11,488            19,638         27,613
Printing and postage                                                               8,476           190,395        282,235
Audit fees                                                                        15,000            25,000         24,000
Other                                                                              4,118               375         13,806
                                                                                   -----               ---         ------
Total expenses                                                                   614,353        13,795,670     23,110,672
    Earnings credits on cash balances (Note 2)                                    (5,641)           (2,797)        (2,846)
                                                                                  ------            ------         ------
Total net expenses                                                               608,712        13,792,873     23,107,826
                                                                                 -------        ----------     ----------
Investment income (loss) -- net                                                  526,692        92,978,259     14,929,976
                                                                                 -------        ----------     ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                           (12,437,756)      (62,449,808)  (392,662,025)
    Foreign currency transactions                                                     --          (834,251)            --
    Futures contracts                                                         (1,071,523)               --             --
                                                                               ---------       -----------     ----------
Net realized gain (loss) on investments                                      (13,509,279)      (63,284,059)  (392,662,025)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies            (2,735,760)       25,649,907    (31,370,552)
                                                                              ----------        ----------    -----------
Net gain (loss) on investments and foreign currencies                        (16,245,039)      (37,634,152)  (424,032,577)
                                                                             -----------       -----------   ------------
Net increase (decrease) in net assets resulting from operations             $(15,718,347)     $ 55,344,107  $(409,102,601)
                                                                            ============      ============  =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
70 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                  Cash          Diversified     Emerging
                                                                               Management      Equity Income     Markets
Year ended Aug. 31, 2002                                                          Fund             Fund           Fund
Investment income
Income:
Dividends                                                                    $        --      $  4,827,589      $ 163,581
Interest                                                                      25,358,061           233,312          9,361
    Less foreign taxes withheld                                                       --           (45,142)       (22,990)
                                                                                                   -------        -------
Total income                                                                  25,358,061         5,015,759        149,952
                                                                              ----------         ---------        -------
Expenses (Note 2):
Investment management services fee                                             5,593,953         1,150,977         90,859
Distribution fee                                                               1,376,148           254,965          9,663
Administrative services fees and expenses                                        340,298            81,333          7,730
Custodian fees                                                                    99,571           249,929         49,243
Compensation of board members                                                     16,430            11,488             --
Printing and postage                                                             137,771            10,055          5,000
Audit fees                                                                        18,500            15,000         15,000
Other                                                                              7,897             6,345          4,770
                                                                                   -----             -----          -----
Total expenses                                                                 7,590,568         1,780,092        182,265
    Expenses waived/reimbursed by AEFC (Note 2)                                       --                --        (52,534)
                                                                               ---------         ---------        -------
                                                                               7,590,568         1,780,092        129,731
    Earnings credits on cash balances (Note 2)                                    (3,758)           (2,019)        (3,891)
                                                                               ---------         ---------        -------
Total net expenses                                                             7,586,810         1,778,073        125,840
                                                                               ---------         ---------        -------
Investment income (loss) -- net                                               17,771,251         3,237,686         24,112
                                                                              ----------         ---------         ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                    --       (10,495,341)        44,787
    Foreign currency transactions                                                     --                --        (46,187)
                                                                               ---------         ---------        -------
Net realized gain (loss) on investments                                               --       (10,495,341)        (1,400)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                    --       (36,589,843)      (161,344)
                                                                               ---------       -----------       --------
Net gain (loss) on investments and foreign currencies                                 --       (47,085,184)      (162,744)
                                                                               ---------       -----------       --------
Net increase (decrease) in net assets resulting from operations              $17,771,251      $(43,847,498)     $(138,632)
                                                                             ===========      ============      =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
71 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                 Equity            Extra         Federal
                                                                                 Select           Income         Income
Year ended Aug. 31, 2002                                                          Fund             Fund           Fund
Investment income
Income:
Dividends                                                                      $  97,950     $   4,828,924    $        --
Interest                                                                          36,010        54,048,439      6,904,540
    Less foreign taxes withheld                                                       --           (10,192)            --
                                                                                 -------        ----------      ---------
Total income                                                                     133,960        58,867,171      6,904,540
                                                                                 -------        ----------      ---------
Expenses (Note 2):
Investment management services fee                                               283,080         3,745,531      1,033,892
Distribution fee                                                                  50,978           755,147        211,863
Administrative services fees and expenses                                         23,048           341,798         84,228
Custodian fees                                                                   176,683            92,440         29,782
Compensation of board members                                                      7,588            13,505         11,488
Printing and postage                                                                 282            63,670         13,113
Audit fees                                                                        14,500            21,000         15,500
Other                                                                             10,510             2,548         10,124
                                                                                  ------             -----         ------
Total expenses                                                                   566,669         5,035,639      1,409,990
    Expenses waived/reimbursed by AEFC (Note 2)                                 (117,804)               --             --
                                                                                 -------        ----------      ---------
                                                                                 448,865         5,035,639      1,409,990
    Earnings credits on cash balances (Note 2)                                    (5,613)           (2,703)        (2,189)
                                                                                 -------        ----------      ---------
Total net expenses                                                               443,252         5,032,936      1,407,801
                                                                                 -------         ---------      ---------
Investment income (loss) -- net                                                 (309,292)       53,834,235      5,496,739
                                                                                --------        ----------      ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                            (1,472,649)     (121,107,286)     3,095,292
    Futures contracts                                                                 --                --     (1,672,328)
    Options contracts written (Note 8)                                                --            29,554       (171,223)
                                                                                --------        ----------      ---------
Net realized gain (loss) on investments                                       (1,472,649)     (121,077,732)     1,251,741
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies            (7,657,601)        6,038,329      2,718,665
                                                                              ----------         ---------      ---------
Net gain (loss) on investments and foreign currencies                         (9,130,250)     (115,039,403)     3,970,406
                                                                              ----------      ------------      ---------
Net increase (decrease) in net assets resulting from operations              $(9,439,542)    $ (61,205,168)   $ 9,467,145
                                                                             ===========     =============    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
72 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                 Global           Growth      International
                                                                                  Bond             Fund           Fund
Year ended Aug. 31, 2002                                                          Fund
Investment income
Income:
Dividends                                                                    $        --     $   1,227,883  $  21,800,026
Interest                                                                       9,974,369           145,436      1,566,389
    Less foreign taxes withheld                                                       --           (11,417)    (2,518,821)
                                                                               ---------         ---------     ----------
Total income                                                                   9,974,369         1,361,902     20,847,594
                                                                               ---------         ---------     ----------
Expenses (Note 2):
Investment management services fee                                             1,676,418           940,814      9,291,252
Distribution fee                                                                 249,467           211,249      1,376,446
Administrative services fees and expenses                                        119,982            84,671        579,999
Custodian fees                                                                    49,372            88,354        372,198
Compensation of board members                                                     11,488            11,488         16,905
Printing and postage                                                              17,943             7,842         90,642
Audit fees                                                                        18,000            15,500         21,750
Other                                                                              6,330             5,102         11,004
                                                                                   -----             -----         ------
Total expenses                                                                 2,149,000         1,365,020     11,760,196
    Earnings credits on cash balances (Note 2)                                    (5,454)           (4,146)        (2,964)
                                                                                  ------            ------         ------
Total net expenses                                                             2,143,546         1,360,874     11,757,232
                                                                               ---------         ---------     ----------
Investment income (loss) -- net                                                7,830,823             1,028      9,090,362
                                                                               ---------             -----      ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                            (2,421,113)     (107,219,617)  (169,352,994)
    Foreign currency transactions                                                565,677           (10,218)     1,888,068
    Futures contracts                                                           (717,608)               --             --
                                                                              ----------        ----------    -----------
Net realized gain (loss) on investments                                       (2,573,044)     (107,229,835)  (167,464,926)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies            10,510,906        63,547,901    (17,833,601)
                                                                              ----------        ----------    -----------
Net gain (loss) on investments and foreign currencies                          7,937,862       (43,681,934)  (185,298,527)
                                                                               ---------       -----------   ------------
Net increase (decrease) in net assets resulting from operations              $15,768,685     $ (43,680,906) $(176,208,165)
                                                                             ===========     =============  =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
73 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                 Managed            New         Partners
                                                                                  Fund          Dimensions      Small Cap
                                                                                                   Fund           Value
Year ended Aug. 31, 2002                                                                                          Fund
Investment income
Income:
Dividends                                                                  $  32,488,152     $  45,173,681    $   191,050
Interest                                                                      70,515,109         1,222,597         77,964
    Less foreign taxes withheld                                                  (12,265)          (41,574)        (6,578)
                                                                                 -------           -------         ------
Total income                                                                 102,990,996        46,354,704        262,436
                                                                             -----------        ----------        -------
Expenses (Note 2):
Investment management services fee                                            20,015,266        22,425,282        335,667
Distribution fee                                                               4,177,320         4,600,154         40,603
Administrative services fees and expenses                                      1,057,316         1,642,271         24,302
Custodian fees                                                                   245,236           230,906         48,985
Compensation of board members                                                     29,938            31,655          5,838
Printing and postage                                                             286,658           216,104          3,025
Audit fees                                                                        22,500            23,500         14,500
Other                                                                             21,393            15,137          8,196
                                                                                  ------            ------          -----
Total expenses                                                                25,855,627        29,185,009        481,116
    Earnings credits on cash balances (Note 2)                                    (3,628)           (1,902)            --
                                                                                  ------            ------          -----
Total net expenses                                                            25,851,999        29,183,107        481,116
                                                                              ----------        ----------        -------
Investment income (loss) -- net                                               77,138,997        17,171,597       (218,680)
                                                                              ----------        ----------       --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                            14,015,263      (141,466,810)       469,554
    Foreign currency transactions                                                (69,291)         (126,952)            --
    Futures contracts                                                          2,146,111                --             --
    Options contracts written (Note 8)                                         8,736,128         1,549,350             --
                                                                            ------------      ------------     ----------
Net realized gain (loss) on investments                                       24,828,211      (140,044,412)       469,554
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies          (476,482,350)     (466,854,646)    (7,442,391)
                                                                            ------------      ------------     ----------
Net gain (loss) on investments and foreign currencies                       (451,654,139)     (606,899,058)    (6,972,837)
                                                                            ------------      ------------     ----------
Net increase (decrease) in net assets resulting from operations            $(374,515,142)    $(589,727,461)   $(7,191,517)
                                                                           =============     =============    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
74 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -         AXP VP -       AXP VP -
                                                                                 S&P 500         Small Cap        Stock
                                                                                  Index          Advantage        Fund
Year ended Aug. 31, 2002                                                          Fund             Fund
Investment income
Income:
Dividends                                                                   $  1,234,308       $   470,504      $  47,507
Interest                                                                          10,012            50,737          5,095
    Less foreign taxes withheld                                                   (4,206)             (763)          (124)
                                                                                  ------              ----           ----
Total income                                                                   1,240,114           520,478         52,478
                                                                               ---------           -------         ------
Expenses (Note 2):
Investment management services fee                                               241,143           424,132         19,019
Distribution fee                                                                 103,941            72,466          4,242
Administrative services fees and expenses                                         65,012            33,075          1,357
Custodian fees                                                                   206,101            75,153         37,445
Compensation of board members                                                     11,488            11,488             --
Printing and postage                                                              11,228             7,635             75
Licensing fees                                                                    22,964                --             --
Audit fees                                                                        15,000            15,000         14,500
Other                                                                              4,934             4,811          6,000
                                                                                   -----             -----          -----
Total expenses                                                                   681,811           643,760         82,638
    Expenses waived/reimbursed by AEFC (Note 2)                                 (273,238)               --        (45,500)
                                                                                 -------           -------         ------
                                                                                 408,573           643,760         37,138
    Earnings credits on cash balances (Note 2)                                    (6,147)           (3,137)        (3,555)
                                                                                 -------           -------         ------
Total net expenses                                                               402,426           640,623         33,583
                                                                                 -------           -------         ------
Investment income (loss) -- net                                                  837,688          (120,145)        18,895
                                                                                 -------          --------         ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                            (2,554,839)       (4,087,349)      (412,004)
    Futures contracts                                                            (84,726)               --             --
                                                                                 -------           -------         ------
Net realized gain (loss) on investments                                       (2,639,565)       (4,087,349)      (412,004)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies           (17,951,524)       (4,682,108)      (283,648)
                                                                             -----------        ----------       --------
Net gain (loss) on investments and foreign currencies                        (20,591,089)       (8,769,457)      (695,652)
                                                                             -----------        ----------       --------
Net increase (decrease) in net assets resulting from operations             $(19,753,401)      $(8,889,602)     $(676,757)
                                                                            ============       ===========      =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
75 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds
                                                                                AXP VP -
                                                                                Strategy
                                                                               Aggressive
Year ended Aug. 31, 2002                                                          Fund
Investment income
Income:
Dividends                                                                  $   2,402,132
Interest                                                                       2,245,694
    Less foreign taxes withheld                                                   (7,277)
                                                                                  ------
Total income                                                                   4,640,549
                                                                               ---------
Expenses (Note 2):
Investment management services fee                                             9,118,165
Distribution fee                                                               1,852,614
Administrative services fees and expenses                                        740,442
Custodian fees                                                                   111,901
Compensation of board members                                                     19,855
Printing and postage                                                             173,454
Audit fees                                                                        21,000
Other                                                                              8,644
                                                                                   -----
Total expenses                                                                12,046,075
    Earnings credits on cash balances (Note 2)                                    (3,171)
                                                                                  ------
Total net expenses                                                            12,042,904
                                                                              ----------
Investment income (loss) -- net                                               (7,402,355)
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                          (553,254,012)
    Foreign currency transactions                                                 (4,172)
    Options contracts written (Note 8)                                         1,461,695
                                                                               ---------
Net realized gain (loss) on investments                                     (551,796,489)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies            55,661,883
                                                                              ----------
Net gain (loss) on investments and foreign currencies                       (496,134,606)
                                                                            ------------
Net increase (decrease) in net assets resulting from operations            $(503,536,961)
                                                                           =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
76 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets

American Express Variable Portfolio Funds
                                                         AXP VP - Blue Chip Advantage Fund       AXP VP - Bond Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                          $    526,692     $    647,844    $   92,978,259  $  100,755,291
Net realized gain (loss) on investments                   (13,509,279)     (13,066,999)      (63,284,059)     (7,798,194)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        (2,735,760)     (14,942,041)       25,649,907      51,135,996
                                                           ----------      -----------        ----------      ----------
Net increase (decrease) in net assets resulting
    from operations                                       (15,718,347)     (27,361,196)       55,344,107     144,093,093
                                                          -----------      -----------        ----------     -----------
Distributions to shareholders from:
    Net investment income                                    (526,692)        (648,430)      (92,738,533)    (97,571,632)
                                                             --------         --------       -----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                        12,387,550       44,698,549       338,056,662     214,172,408
Reinvestment of distributions at net asset value              510,024          595,131        92,561,111      98,443,073
Payments for redemptions                                  (14,395,624)      (7,650,542)     (205,796,427)   (200,613,116)
                                                          -----------       ----------      ------------    ------------
Increase (decrease) in net assets from capital
    share transactions                                     (1,498,050)      37,643,138       224,821,346     112,002,365
                                                           ----------       ----------       -----------     -----------
Total increase (decrease) in net assets                   (17,743,089)       9,633,512       187,426,920     158,523,826
Net assets at beginning of year                            80,945,959       71,312,447     1,626,120,064   1,467,596,238
                                                           ----------       ----------     -------------   -------------
Net assets at end of year                                $ 63,202,870     $ 80,945,959    $1,813,546,984  $1,626,120,064
                                                         ============     ============    ==============  ==============
Undistributed (excess of distributions over)
    net investment income                                $     (1,523)    $         --    $    1,087,188  $    4,038,717
                                                         ------------     ------------    --------------  --------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                          AXP VP - Capital Resource Fund    AXP VP - Cash Management Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                       $    14,929,976  $     5,650,665   $    17,771,251  $   42,889,591
Net realized gain (loss) on investments                  (392,662,025)     228,598,206                --           6,388
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies       (31,370,552)  (2,289,372,543)               --              --
                                                         ------------   --------------        ----------      ----------
Net increase (decrease) in net assets resulting
    from operations                                      (409,102,601)  (2,055,123,672)       17,771,251      42,895,979
                                                         ------------   --------------        ----------      ----------
Distributions to shareholders from:
    Net investment income                                 (13,618,196)      (6,962,448)      (17,809,621)    (42,812,931)
    Net realized gain                                    (226,597,742)    (521,763,669)               --              --
                                                         ------------   --------------        ----------      ----------
Total distributions                                      (240,215,938)    (528,726,117)      (17,809,621)    (42,812,931)
                                                         ------------     ------------       -----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                        26,311,282       88,415,110     1,058,210,653   1,141,462,249
Reinvestment of distributions at net asset value          240,885,427      524,721,290        19,553,193      43,981,927
Payments for redemptions                                 (661,353,102)    (678,846,922)  (1,018,223,186)    (904,636,054)
                                                         ------------     ------------   --------------     ------------
Increase (decrease) in net assets from capital
    share transactions                                   (394,156,393)     (65,710,522)       59,540,660     280,808,122
                                                         ------------      -----------        ----------     -----------
Total increase (decrease) in net assets                (1,043,474,932)  (2,649,560,311)       59,502,290     280,891,170
Net assets at beginning of year                         3,270,280,520    5,919,840,831     1,063,379,754     782,488,584
                                                        -------------    -------------     -------------     -----------
Net assets at end of year                             $ 2,226,805,588  $ 3,270,280,520  $ 1,122,882,044   $1,063,379,754
                                                      ===============  ===============  ===============   ==============
Undistributed (excess of distributions over)
    net investment income                             $       (31,541) $    (1,311,782)  $            --  $       38,370
                                                      ---------------  ---------------   ---------------  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
77 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                    AXP VP - Diversified Equity Income Fund  AXP VP - Emerging Markets Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                          $  3,237,686     $    611,325        $   24,112     $    11,214
Net realized gain (loss) on investments                   (10,495,341)         935,098            (1,400)     (1,868,227)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies       (36,589,843)      (1,632,035)         (161,344)       (117,625)
                                                          -----------       ----------          --------        --------
Net increase (decrease) in net assets resulting
    from operations                                       (43,847,498)         (85,612)         (138,632)     (1,974,638)
                                                          -----------          -------          --------      ----------
Distributions to shareholders from:
    Net investment income                                  (3,207,115)        (611,792)           (1,018)             --
    Net realized gain                                        (723,310)              --                --              --
                                                          -----------       ----------          --------        --------
Total distributions                                        (3,930,425)        (611,792)           (1,018)             --
                                                          -----------       ----------          --------        --------
Capital share transactions (Note 4)
Proceeds from sales                                       285,364,171       92,854,245         5,268,091       6,629,090
Reinvestment of distributions at net asset value            3,199,218          339,812             1,018              --
Payments for redemptions                                  (78,822,962)      (9,768,330)         (985,879)     (4,557,635)
                                                          -----------       ----------          --------      ----------
Increase (decrease) in net assets from capital
    share transactions                                    209,740,427       83,425,727         4,283,230       2,071,455
                                                          -----------       ----------         ---------       ---------
Total increase (decrease) in net assets                   161,962,504       82,728,323         4,143,580          96,817
Net assets at beginning of year                           105,510,290       22,781,967         5,704,309       5,607,492
                                                          -----------       ----------         ---------       ---------
Net assets at end of year                                $267,472,794     $105,510,290        $9,847,889     $ 5,704,309
                                                         ============     ============        ==========     ===========

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                            AXP VP - Equity Select Fund      AXP VP - Extra Income Fund
Year ended Aug. 31,                                           2002             2001(a)          2002              2001
Operations and distributions
Investment income (loss) -- net                          $   (309,292)     $   (10,149)    $  53,834,235   $  65,147,355
Net realized gain (loss) on investments                    (1,472,649)        (115,264)     (121,077,732)    (94,307,791)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        (7,657,601)        (528,321)        6,038,329      17,805,073
                                                           ----------         --------         ---------      ----------
Net increase (decrease) in net assets resulting
    from operations                                        (9,439,542)        (653,734)      (61,205,168)    (11,355,363)
                                                           ----------         --------       -----------     -----------
Distributions to shareholders from:
    Net investment income                                          --               --       (54,044,758)    (63,606,197)
                                                           ----------         --------       -----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                        82,057,178       13,564,420       186,575,990     125,002,446
Reinvestment of distributions at net asset value                   --               --        54,870,752      64,378,242
Payments for redemptions                                  (14,281,109)      (1,343,355)     (158,253,604)   (100,064,441)
                                                          -----------       ----------      ------------    ------------
Increase (decrease) in net assets from capital
    share transactions                                     67,776,069       12,221,065        83,193,138      89,316,247
                                                           ----------       ----------        ----------      ----------
Total increase (decrease) in net assets                    58,336,527       11,567,331       (32,056,788)     14,354,687
Net assets at beginning of year                            13,620,710        2,053,379(b)    608,922,314     594,567,627
                                                           ----------        ---------       -----------     -----------
Net assets at end of year                                $ 71,957,237      $13,620,710     $ 576,865,526   $ 608,922,314
                                                         ============      ===========     =============   =============
Undistributed net investment income                      $         --      $        --     $      32,074   $     286,861
                                                         ------------      -----------     -------------   -------------

(a) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) Initial capital of $2,000,000 was contributed on April 26, 2001. The Fund had an increase in net assets resulting from operations of $53,379 during the period from April 26, 2001 to May 1, 2001 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
78 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                           AXP VP - Federal Income Fund       AXP VP - Global Bond Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                          $  5,496,739     $  3,089,285      $  7,830,823     $  8,272,166
Net realized gain (loss) on investments                     1,251,741          199,900        (2,573,044)      (3,553,295)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies         2,718,665        1,883,044        10,510,906        7,907,861
                                                            ---------        ---------        ----------        ---------
Net increase (decrease) in net assets resulting
    from operations                                         9,467,145        5,172,229        15,768,685       12,626,732
                                                            ---------        ---------        ----------       ----------
Distributions to shareholders from:
    Net investment income                                  (5,496,739)      (3,091,592)       (9,972,691)      (4,606,500)
    Net realized gain                                        (264,298)            (116)               --               --
                                                            ---------        ---------        ----------       ----------
Total distributions                                        (5,761,037)      (3,091,708)       (9,972,691)      (4,606,500)
                                                           ----------       ----------        ----------       ----------
Capital share transactions (Note 4)
Proceeds from sales                                       182,106,477       82,552,291        58,834,310       33,292,605
Reinvestment of distributions at net asset value            5,416,056        2,904,343         8,611,585        4,511,911
Payments for redemptions                                  (21,995,473)     (18,142,330)      (31,869,821)     (31,673,167)
                                                          -----------      -----------       -----------      -----------
Increase (decrease) in net assets from capital
    share transactions                                    165,527,060       67,314,304        35,576,074        6,131,349
                                                          -----------       ----------        ----------        ---------
Total increase (decrease) in net assets                   169,233,168       69,394,825        41,372,068       14,151,581
Net assets at beginning of year                           106,475,164       37,080,339       191,469,815      177,318,234
                                                          -----------       ----------       -----------      -----------
Net assets at end of year                                $275,708,332     $106,475,164      $232,841,883     $191,469,815
                                                         ============     ============      ============     ============
Undistributed net investment income                      $         --     $         --      $    182,188     $  1,148,955
                                                         ------------     ------------      ------------     ------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                               AXP VP - Growth Fund          AXP VP - International Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                         $       1,028    $    (377,905)   $    9,090,362  $     5,493,944
Net realized gain (loss) on investments                  (107,229,835)     (50,507,065)     (167,464,926)    (511,319,846)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        63,547,901      (94,509,206)      (17,833,601)    (337,202,909)
                                                           ----------      -----------       -----------     ------------
Net increase (decrease) in net assets resulting
    from operations                                       (43,680,906)    (145,394,176)     (176,208,165)    (843,028,811)
                                                          -----------     ------------      ------------     ------------
Distributions to shareholders from:
    Net investment income                                          --               --        (8,908,956)      (5,512,064)
    Net realized gain                                              --               --        (2,224,868)    (408,041,324)
    Excess distributions from net investment
       income (Note 1)                                             --               --        (4,199,167)      (8,206,027)
                                                          -----------     ------------      ------------     ------------
Total distributions                                                --               --       (15,332,991)    (421,759,415)
                                                          -----------     ------------      ------------     ------------
Capital share transactions (Note 4)
Proceeds from sales                                        35,827,335      135,579,014       274,361,181      234,314,455
Reinvestment of distributions at net asset value                   --               --        16,483,561      416,274,714
Payments for redemptions                                  (24,596,876)      (8,042,894)     (535,716,623)    (464,642,918)
                                                          -----------       ----------      ------------     ------------
Increase (decrease) in net assets from capital
    share transactions                                     11,230,459      127,536,120      (244,871,881)     185,946,251
                                                           ----------      -----------      ------------      -----------
Total increase (decrease) in net assets                   (32,450,447)     (17,858,056)     (436,413,037)  (1,078,841,975)
Net assets at beginning of year                           176,904,704      194,762,760     1,309,912,516    2,388,754,491
                                                          -----------      -----------     -------------    -------------
Net assets at end of year                               $ 144,454,257    $ 176,904,704    $  873,499,479  $ 1,309,912,516
                                                        =============    =============    ==============  ===============
Undistributed (excess of distributions over)
    net investment income                               $         340    $          --    $   (2,956,839) $      (181,406)
                                                        -------------    -------------    --------------  ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
79 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                               AXP VP - Managed Fund        AXP VP - New Dimensions Fund
Year ended Aug. 31,                                           2002              2001            2002              2001
Operations and distributions
Investment income (loss) -- net                       $    77,138,997  $   109,178,811   $   17,171,597   $     5,667,061
Net realized gain (loss) on investments                    24,828,211      220,281,576     (140,044,412)     (254,409,564)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies      (476,482,350)  (1,300,681,441)    (466,854,646)   (1,644,598,334)
                                                         ------------   --------------     ------------    --------------
Net increase (decrease) in net assets resulting
    from operations                                      (374,515,142)    (971,221,054)    (589,727,461)   (1,893,340,837)
                                                         ------------     ------------     ------------    --------------
Distributions to shareholders from:
    Net investment income                                 (77,891,964)     (98,962,920)     (17,226,808)       (5,302,433)
    Net realized gain                                    (250,253,587)    (302,887,014)      (3,533,136)     (349,235,295)
                                                         ------------     ------------       ----------      ------------
Total distributions                                      (328,145,551)    (401,849,934)     (20,759,944)     (354,537,728)
                                                         ------------     ------------      -----------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        35,053,958      116,758,124      239,607,332       503,794,426
Reinvestment of distributions at net asset value          327,385,104      412,774,099       17,343,868       354,346,255
Payments for redemptions                                 (709,804,776)    (620,315,746)    (493,298,991)     (282,156,566)
                                                         ------------     ------------     ------------      ------------
Increase (decrease) in net assets from capital
    share transactions                                   (347,365,714)     (90,783,523)    (236,347,791)      575,984,115
                                                         ------------      -----------     ------------       -----------
Total increase (decrease) in net assets                (1,050,026,407)  (1,463,854,511)    (846,835,196)   (1,671,894,450)
Net assets at beginning of year                         3,759,065,474    5,222,919,985    3,892,327,960     5,564,222,410
                                                        -------------    -------------    -------------     -------------
Net assets at end of year                             $ 2,709,039,067  $ 3,759,065,474   $3,045,492,764   $ 3,892,327,960
                                                      ===============  ===============   ==============   ===============
Undistributed net investment income                   $       230,750  $     1,279,755   $           --   $       182,164
                                                      ---------------  ---------------   ------------     ---------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                   AXP VP - Partners Small Cap Value Fund     AXP VP - S&P 500 Index Fund
Year ended Aug. 31,                                           2002             2001(a)          2002              2001
Operations and distributions
Investment income (loss) -- net                           $  (218,680)      $   (2,267)    $    837,688      $    322,649
Net realized gain (loss) on investments                       469,554               --       (2,639,565)         (602,036)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        (7,442,391)         (84,704)     (17,951,524)      (10,412,119)
                                                           ----------          -------      -----------       -----------
Net increase (decrease) in net assets resulting
    from operations                                        (7,191,517)         (86,971)     (19,753,401)      (10,691,506)
                                                           ----------          -------      -----------       -----------
Distributions to shareholders from:
    Net investment income                                          --               --         (842,615)         (321,521)
    Net realized gain                                              --               --               --           (58,609)
                                                           ----------          -------      -----------       -----------
Total distributions                                                --               --         (842,615)         (380,130)
                                                           ----------          -------      -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales                                        66,069,165          866,506       69,263,218        55,760,130
Reinvestment of distributions at net asset value                   --               --          670,952           289,786
Payments for redemptions                                     (953,809)              --       (6,666,038)      (10,084,873)
                                                           ----------          -------      -----------       -----------
Increase (decrease) in net assets from capital
    share transactions                                     65,115,356          866,506       63,268,132        45,965,043
                                                           ----------          -------       ----------        ----------
Total increase (decrease) in net assets                    57,923,839          779,535       42,672,116        34,893,407
Net assets at beginning of year                             4,784,943        4,005,408(b)    55,902,074        21,008,667
                                                            ---------        ---------       ----------        ----------
Net assets at end of year                                 $62,708,782       $4,784,943     $ 98,574,190      $ 55,902,074
                                                          ===========       ==========     ============      ============
Undistributed (excess of distributions over)
    net investment income                                 $     1,479       $       --     $     (2,812)     $      4,927
                                                          -----------       ----------     ------------      ------------

(a) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) Initial capital of $4,000,000 was contributed on Aug. 2, 2001. The Fund had an increase in net assets resulting from operations of $5,408 during the period from Aug. 2, 2001 to Aug. 14, 2001 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                         AXP VP - Small Cap Advantage Fund       AXP VP - Stock Fund
Year ended Aug. 31,                                           2002              2001            2002             2001(a)
Operations and distributions
Investment income (loss) -- net                           $  (120,145)     $   (33,650)       $   18,895      $      866
Net realized gain (loss) on investments                    (4,087,349)      (2,644,285)         (412,004)         (6,883)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        (4,682,108)      (3,904,322)         (283,648)        (53,195)
                                                           ----------       ----------          --------         -------
Net increase (decrease) in net assets resulting
    from operations                                        (8,889,602)      (6,582,257)         (676,757)        (59,212)
                                                           ----------       ----------          --------         -------
Distributions to shareholders from:
    Net investment income                                          --           (3,626)          (18,391)         (2,137)
    Net realized gain                                              --       (1,082,370)               --              --
                                                           ----------       ----------          --------         -------
Total distributions                                                --       (1,085,996)          (18,391)         (2,137)
                                                           ----------       ----------          --------         -------
Capital share transactions (Note 4)
Proceeds from sales                                        23,713,018       29,983,806         3,812,517          80,732
Reinvestment of distributions at net asset value                   --        1,085,996            14,213              --
Payments for redemptions                                   (4,777,768)      (5,272,551)         (242,563)             --
                                                           ----------       ----------          --------         -------
Increase (decrease) in net assets from capital
    share transactions                                     18,935,250       25,797,251         3,584,167          80,732
                                                           ----------       ----------         ---------          ------
Total increase (decrease) in net assets                    10,045,648       18,128,998         2,889,019          19,383
Net assets at beginning of year                            49,230,146       31,101,148         1,984,080       1,964,697(b)
                                                           ----------       ----------         ---------       ---------
Net assets at end of year                                 $59,275,794      $49,230,146        $4,873,099      $1,984,080
                                                          ===========      ===========        ==========      ==========
Undistributed net investment income                       $    10,342      $     1,720        $    1,088      $      188
                                                          -----------      -----------        ----------      ----------

(a) For the period from Aug.13, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) Initial capital of $2,000,000 was contributed on Aug. 2, 2001. The Fund had a decrease in net assets resulting from operations of $35,303 during the period from Aug. 2, 2001 to Aug. 13, 2001 (date the Fund became available).

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                         AXP VP - Strategy Aggressive Fund
Year ended Aug. 31,                                           2002              2001
Operations and distributions
Investment income (loss) -- net                        $   (7,402,355) $     2,693,368
Net realized gain (loss) on investments                  (551,796,489)    (712,183,970)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies        55,661,883   (1,515,699,404)
                                                           ----------   --------------
Net increase (decrease) in net assets resulting
    from operations                                      (503,536,961)  (2,225,190,006)
                                                         ------------   --------------
Distributions to shareholders from:
    Net investment income                                          --       (4,199,226)
    Net realized gain                                              --     (979,638,932)
                                                                          ------------
Total distributions                                                --     (983,838,158)
                                                                          ------------
Capital share transactions (Note 4)
Proceeds from sales                                        77,928,737      232,145,175
Reinvestment of distributions at net asset value            2,827,564      981,016,852
Payments for redemptions                                 (400,968,776)    (386,518,713)
                                                         ------------     ------------
Increase (decrease) in net assets from capital
    share transactions                                   (320,212,475)     826,643,314
                                                         ------------      -----------
Total increase (decrease) in net assets                  (823,749,436)  (2,382,384,850)
Net assets at beginning of year                         1,814,509,412    4,196,894,262
                                                        -------------    -------------
Net assets at end of year                              $  990,759,976  $ 1,814,509,412
                                                       ==============  ===============
Undistributed (excess of distributions over)
    net investment income                              $      319,691  $      (389,644)
                                                       --------------  ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Notes to Financial Statements

American Express Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The following Fund became available on May 1, 2001. Prior to this date, American Express Financial Corporation (AEFC) purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:

Fund                                                  Number of shares purchased
AXP VP - Equity Select Fund                                     200,000

The following Fund became available on Aug. 13, 2001. Prior to this date, AEFC purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:

Fund                                                  Number of shares purchased
AXP VP - Stock Fund                                             200,000

The following Fund became available on Aug. 14, 2001. Prior to this date, AEFC purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:

Fund                                                  Number of shares purchased
AXP VP - Partners Small Cap Value Fund                          400,000

The primary investments of each Fund are as follows:

AXP VP - Blue Chip Advantage Fund invests primarily in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

AXP VP - Bond Fund invests primarily in bonds and other debt obligations.

AXP VP - Capital Resource Fund invests primarily in U.S. common stocks and other securities convertible into common stock.

AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper.

AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

AXP VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

AXP VP - Extra Income Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

AXP VP - Federal Income Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.

AXP VP - Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

AXP VP - International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities.

AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small companies.

AXP VP - Stock Fund invests primarily in common stocks and securities convertible into common stocks.

AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

--------------------------------------------------------------------------------
82 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Each Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Aug. 31, 2002 foreign currency holdings in each Fund consisted of multiple denominations with the exception of AXP VP - Bond Fund and AXP VP - New Dimensions Fund, which were entirely comprised of Russian Rubles and Taiwan Dollars, respectively.

The Funds, except AXP VP - Cash Management Fund and AXP VP - Federal Income Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
83 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Illiquid securities
As of Aug. 31, 2002, investments in securities for AXP VP - Bond Fund, AXP VP - Capital Resource Fund, AXP VP - Extra Income Fund, AXP VP - New Dimensions Fund and AXP VP - Strategy Aggressive Fund, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2002, was $8,445,544, $15,754,500, $16,778,000, $7,925,400 and $38,416,326, representing
0.47%, 0.71%, 2.90%, 0.26% and 3.88% of net assets for AXP VP - Bond Fund, AXP VP - Capital Resource Fund, AXP VP - Extra Income Fund, AXP VP - New Dimensions Fund and AXP VP - Strategy Aggressive Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to the board guidelines certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, future capital commitments for limited partnership interests and other forward-commitments can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2002, the outstanding forward-commitments for the Funds are as follows:

                                              When-issued               Future                          Other
Fund                                          commitments         capital commitments            forward-commitments
AXP VP - Bond Fund                          $113,856,472            $       --                      $     --
AXP VP - Extra Income Fund                            --                    --                       825,000
AXP VP - Federal Income Fund                  19,622,772                    --                            --
AXP VP - Global Bond Fund                      4,670,613                    --                            --
AXP VP - Managed Fund                          5,063,229                    --                            --
AXP VP - Strategy Aggressive Fund                     --             4,750,000                            --

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                   AXP VP -    AXP VP -     AXP VP -     AXP VP -      AXP VP -    AXP VP -
                                                   Blue Chip     Bond        Capital       Cash       Diversified  Emerging
                                                   Advantage     Fund       Resource    Management   Equity Income  Markets
                                                     Fund                     Fund         Fund          Fund        Fund
Accumulated net realized gain (loss)               $ 1,523   $ 3,191,255    $ 31,539        $--       $ 73,255    $ 46,187
Undistributed net investment income                 (1,523)   (3,191,255)    (31,539)        --        (73,255)    (23,094)
                                                   -------   -----------    --------       ----       --------    --------
Additional paid-in capital reduction (increase)    $    --   $        --    $     --        $--       $     --    $ 23,093
                                                   -------   -----------    --------       ----       --------    --------

                                                   AXP VP -       AXP VP -     AXP VP -    AXP VP -    AXP VP -    AXP VP -
                                                 Equity Select  Extra Income    Federal  Global Bond    Growth   International
                                                     Fund           Fund        Income       Fund        Fund        Fund
                                                                                 Fund
Accumulated net realized gain (loss)               $(36,723)   $ 44,264          $--   $(1,175,101)  $ 14,176  $(1,903,199)
Undistributed net investment income                 309,292     (44,264)          --     1,175,101       (688)   1,242,328
                                                    -------     -------          ---     ---------       ----    ---------
Additional paid-in capital reduction (increase)    $272,569    $     --          $--   $        --   $ 13,488  $  (660,871)
                                                    -------     -------          ---     ---------       ----    ---------

--------------------------------------------------------------------------------
84 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                        AXP VP -    AXP VP -       AXP VP -     AXP VP -     AXP VP -   AXP VP -   AXP VP -
                                         Managed       New         Partners      S&P 500     Small Cap    Stock    Strategy
                                          Fund     Dimensions      Small Cap      Index      Advantage    Fund    Aggressive
                                                      Fund        Value Fund      Fund         Fund                  Fund
Accumulated net realized
   gain (loss)                        $ 296,038     $ 126,953     $(215,918)    $ 2,812    $ (7,664)      $ --   $   (4,172)
Undistributed net investment income    (296,038)     (126,953)      220,159      (2,812)    128,767        396    8,111,690
                                       --------      --------       -------      ------     -------        ---    ---------
Additional paid-in capital
   reduction (increase)               $      --     $      --     $   4,241     $    --    $136,431       $396   $8,115,862
                                       --------      --------       -------      ------     -------        ---    ---------

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                           2002               2001

AXP VP - Blue Chip Advantage Fund
Distributions paid from:
   Ordinary income                       $    526,692         $ 648,430
   Long-term capital gain                          --                --

AXP VP - Bond Fund
Distributions paid from:
   Ordinary income                         92,738,533        97,571,632
   Long-term capital gain                          --                --

AXP VP - Capital Resource Fund
Distributions paid from:
   Ordinary income                         13,618,196         6,962,448
   Long-term capital gain                 226,597,742       521,763,669

AXP VP - Cash Management Fund
Distributions paid from:
   Ordinary income                         17,809,621        42,812,931
   Long-term capital gain                          --                --

AXP VP - Diversified Equity Income Fund
Distributions paid from:
   Ordinary income                          3,836,273           611,792
   Long-term capital gain                      94,152                --

AXP VP - Emerging Markets Fund
Distributions paid from:
   Ordinary income                              1,018                --
   Long-term capital gain                          --                --

AXP VP - Equity Select Fund
Distributions paid from:
   Ordinary income                                 --               --(a)
   Long-term capital gain                          --               --(a)

AXP VP - Extra Income Fund
Distributions paid from:
   Ordinary income                         54,044,758        63,606,197
   Long-term capital gain                          --                --

AXP VP - Federal Income Fund
Distributions paid from:
   Ordinary income                          5,713,659         3,091,708
   Long-term capital gain                      47,378                --

AXP VP - Global Bond Fund
Distributions paid from:
   Ordinary income                          9,972,691         4,606,500
   Long-term capital gain                          --                --

AXP VP - Growth Fund
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --

AXP VP - International Fund
Distributions paid from:
   Ordinary income                         13,108,123        31,301,266
   Long-term capital gain                   2,224,868       390,458,149

AXP VP - Managed Fund
Distributions paid from:
   Ordinary income                         77,891,964        98,962,920
   Long-term capital gain                 250,253,587       302,887,014

--------------------------------------------------------------------------------
85 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Year ended Aug. 31,                           2002               2001

AXP VP - New Dimensions Fund
Distributions paid from:
     Ordinary income                   $17,226,808       $  5,302,433
     Long-term capital gain              3,533,136        349,235,295

AXP VP - Partners Small Cap Value Fund
Distributions paid from:
     Ordinary income                            --                 --(b)
     Long-term capital gain                     --                 --(b)

AXP VP - S&P 500 Index Fund
Distributions paid from:
     Ordinary income                       842,615            380,130
     Long-term capital gain                     --                 --

AXP VP - Small Cap Advantage Fund
Distributions paid from:
     Ordinary income                            --          1,085,996
     Long-term capital gain                     --                 --

AXP VP - Stock Fund
Distributions paid from:
     Ordinary income                        18,391              2,137(c)
     Long-term capital gain                     --                 --(c)

AXP VP - Strategy Aggressive Fund
Distributions paid from:
     Ordinary income                            --        625,257,585
     Long-term capital gain                     --        358,580,573

(a) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.

As of Aug. 31, 2002, the components of distributable earnings on a tax basis for each Fund are as follows:

                                           Undistributed    Accumulated      Unrealized
                                          ordinary income    long-term      appreciation
Fund                                                        gain (loss)    (depreciation)
AXP VP - Blue Chip Advantage Fund         $   129,385   $   (26,470,515)   $ (12,597,127)
AXP VP - Bond Fund                          9,279,864      (179,638,610)       2,006,239
AXP VP - Capital Resource Fund              3,303,798      (351,893,379)    (281,897,558)
AXP VP - Cash Management Fund               1,007,817            (3,121)              --
AXP VP - Diversified Equity Income Fund       860,326        (9,930,845)     (37,734,737)
AXP VP - Emerging Markets Fund                     --        (1,763,232)        (497,447)
AXP VP - Equity Select Fund                        --          (979,936)      (8,778,298)
AXP VP - Extra Income Fund                  1,408,927      (277,801,344)     (76,325,682)
AXP VP - Federal Income Fund                1,623,951           474,303        4,470,790
AXP VP - Global Bond Fund                   2,344,918       (10,212,419)       3,994,627
AXP VP - Growth Fund                               --      (149,034,243)     (18,725,184)
AXP VP - International Fund                 1,376,784      (679,313,823)     (95,352,362)
AXP VP - Managed Fund                      21,470,178        29,213,178     (254,175,708)
AXP VP - New Dimensions Fund                5,114,482      (402,728,271)    (178,553,848)
AXP VP - Partners Small Cap Value Fund        317,624               101       (7,585,976)
AXP VP - S&P 500 Index Fund                   284,074        (3,081,627)     (27,816,973)
AXP VP - Small Cap Advantage Fund                  --        (5,936,013)      (7,169,764)
AXP VP - Stock Fund                             7,403          (387,366)        (404,938)
AXP VP - Strategy Aggressive Fund                  --    (1,279,783,167)    (197,628,972)

--------------------------------------------------------------------------------
86 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Dividends
As of Aug. 31, 2002, dividends declared for each Fund payable Sept. 3, 2002 are as follows:

Fund                                                      Amount per share
AXP VP - Blue Chip Advantage Fund                              $0.014
AXP VP - Bond Fund                                              0.045
AXP VP - Capital Resource Fund                                  0.025
AXP VP - Cash Management Fund                                   0.001
AXP VP - Diversified Equity Income Fund                         0.033
AXP VP - Extra Income Fund                                      0.041
AXP VP - Federal Income Fund                                    0.028
AXP VP - Global Bond Fund                                       0.089
AXP VP - International Fund                                     0.035
AXP VP - Managed Fund                                           0.098
AXP VP - New Dimensions Fund                                    0.022
AXP VP - S&P 500 Index Fund                                     0.018
AXP VP - Stock Fund                                             0.010

Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly for AXP VP - Bond Fund, AXP VP - Cash Management Fund, AXP VP - Extra Income Fund, AXP VP - Federal Income Fund and AXP VP - Global Bond Fund and declared and distributed quarterly, when available, for AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP
- Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES

The Funds have an Investment Management Agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                      Percentage range

AXP VP - Blue Chip Advantage Fund                         0.560% to 0.470%
AXP VP - Bond Fund                                        0.610% to 0.535%
AXP VP - Capital Resource Fund                            0.630% to 0.570%
AXP VP - Cash Management Fund                             0.510% to 0.440%
AXP VP - Diversified Equity Income Fund                   0.560% to 0.470%
AXP VP - Emerging Markets Fund                            1.170% to 1.095%
AXP VP - Equity Select Fund                               0.650% to 0.560%
AXP VP - Extra Income Fund                                0.620% to 0.545%
AXP VP - Federal Income Fund                              0.610% to 0.535%
AXP VP - Global Bond Fund                                 0.840% to 0.780%
AXP VP - Growth Fund                                      0.630% to 0.570%
AXP VP - International Fund                               0.870% to 0.795%
AXP VP - Managed Fund                                     0.630% to 0.550%
AXP VP - New Dimensions Fund                              0.630% to 0.570%
AXP VP - Partners Small Cap Value Fund                    1.020% to 0.920%
AXP VP - S&P 500 Index Fund                               0.290% to 0.260%
AXP VP - Small Cap Advantage Fund                         0.790% to 0.650%
AXP VP - Stock Fund                                       0.560% to 0.470%
AXP VP - Strategy Aggressive Fund                         0.650% to 0.575%

--------------------------------------------------------------------------------
87 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The index name, maximum percentage adjustment and the amount the fee was increased (decreased) for each Fund for the year ended Aug. 31, 2002 are as follows:

                                            Maximum
                                          percentage   Index                                      Increase
Fund                                      adjustment   name                                      (decrease)
AXP VP - Blue Chip Advantage Fund            0.08%     Lipper Large-Cap Core Funds Index         $ (21,203)
AXP VP - Diversified Equity Income Fund      0.08%     Lipper Equity Income Funds Index              8,732
AXP VP - Emerging Markets Fund               0.12%     Lipper Emerging Markets Funds Index             414
AXP VP - Equity Select Fund                  0.12%     Lipper Mid-Cap Growth Funds Index            17,992
AXP VP - Growth Fund                         0.12%     Lipper Large-Cap Growth Funds Index        (123,880)
AXP VP - Partners Small Cap Value Fund       0.12%     Lipper Small-Cap Value Funds Index            4,346
AXP VP - Small Cap Advantage Fund            0.12%     Lipper Small-Cap Core Funds Index           (33,851)
AXP VP - Stock Fund                          0.08%     Lipper Large-Cap Core Funds Index                16

The first adjustment for AXP VP - Equity Select Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - Stock Fund was made on Feb. 1, 2002 and covered the six-month period beginning Sept. 1, 2001.

IDS Life, in turn, pays to AEFC a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP VP - International Fund and AXP VP - S&P 500 Index Fund and 0.25% for each remaining Fund.

AEFC has Subadvisory Agreements with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC to subadvise the assets of AXP VP - Emerging Markets Fund and AXP VP - International Fund and Kenwood Capital Management LLC, an indirect subsidiary of AEFC to subadvise the assets of AXP VP - Small Cap Advantage Fund.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Third Avenue Management LLC (Third Avenue) and National City Investment Management Company (National City) for AXP VP - Partners Small Cap Value Fund. The subadvisory agreement for National City was effective Aug. 1, 2002. As of this date, National City was allocated 50% of new investments in the Fund, net of any redemptions, while Royce and Third Avenue were each allocated 25%. However, each subadviser's proportionate share of investments in AXP VP - Partners Small Cap Value Fund will vary due to market fluctuations.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                      Percentage range
AXP VP - Blue Chip Advantage Fund                         0.040% to 0.020%
AXP VP - Bond Fund                                        0.050% to 0.025%
AXP VP - Capital Resource Fund                            0.050% to 0.030%
AXP VP - Cash Management Fund                             0.030% to 0.020%
AXP VP - Diversified Equity Income Fund                   0.040% to 0.020%
AXP VP - Emerging Markets Fund                            0.100% to 0.050%
AXP VP - Equity Select Fund                               0.060% to 0.030%
AXP VP - Extra Income Fund                                0.050% to 0.025%
AXP VP - Federal Income Fund                              0.050% to 0.025%
AXP VP - Global Bond Fund                                 0.060% to 0.040%
AXP VP - Growth Fund                                      0.050% to 0.030%
AXP VP - International Fund                               0.060% to 0.035%
AXP VP - Managed Fund                                     0.040% to 0.020%
AXP VP - New Dimensions Fund                              0.050% to 0.030%
AXP VP - Partners Small Cap Value Fund                    0.080% to 0.055%
AXP VP - S&P 500 Index Fund                               0.080% to 0.065%
AXP VP - Small Cap Advantage Fund                         0.060% to 0.035%
AXP VP - Stock Fund                                       0.040% to 0.020%
AXP VP - Strategy Aggressive Fund                         0.060% to 0.035%

--------------------------------------------------------------------------------
88 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Through April 30, 2003, IDS Life and AEFC agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed the following percentage of the Fund's average daily net assets:

Fund                                                         Percentage
AXP VP - Emerging Markets Fund                                 1.750%
AXP VP - Equity Select Fund                                    1.100%
AXP VP - S&P 500 Index Fund                                    0.495%
AXP VP - Stock Fund                                            1.100%

In addition, for the year ended July 31, 2002, AEFC further voluntarily agreed to waive certain fees and expenses to 1.68% for AXP VP - Emerging Markets Fund.

During the year ended Aug. 31, 2002, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                          Reduction
AXP VP - Blue Chip Advantage Fund                              $5,641
AXP VP - Bond Fund                                              2,797
AXP VP - Capital Resource Fund                                  2,846
AXP VP - Cash Management Fund                                   3,758
AXP VP - Diversified Equity Income Fund                         2,019
AXP VP - Emerging Markets Fund                                  3,891
AXP VP - Equity Select Fund                                     5,613
AXP VP - Extra Income Fund                                      2,703
AXP VP - Federal Income Fund                                    2,189
AXP VP - Global Bond Fund                                       5,454
AXP VP - Growth Fund                                            4,146
AXP VP - International Fund                                     2,964
AXP VP - Managed Fund                                           3,628
AXP VP - New Dimensions Fund                                    1,902
AXP VP - S&P 500 Index Fund                                     6,147
AXP VP - Small Cap Advantage Fund                               3,137
AXP VP - Stock Fund                                             3,555
AXP VP - Strategy Aggressive Fund                               3,171

3. SECURITIES TRANSACTIONS

For the year ended Aug. 31, 2002, cost of purchases and proceeds from sales of securities aggregated, respectively, $5,633,256,590 and $5,575,100,000 for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                              Purchases         Proceeds
AXP VP - Blue Chip Advantage Fund            $  108,495,247   $  104,648,009
AXP VP - Bond Fund                            2,934,929,846    2,656,606,700
AXP VP - Capital Resource Fund                3,961,818,623    4,570,233,698
AXP VP - Diversified Equity Income Fund         275,422,147       68,518,844
AXP VP - Emerging Markets Fund                   19,095,040       15,037,294
AXP VP - Equity Select Fund                      74,148,811        8,008,695
AXP VP - Extra Income Fund                      854,996,429      756,296,796
AXP VP - Federal Income Fund                    647,743,548      478,508,335
AXP VP - Global Bond Fund                       116,821,798       85,210,318
AXP VP - Growth Fund                            442,503,236      438,186,350
AXP VP - International Fund                   1,468,976,919    1,644,381,662
AXP VP - Managed Fund                         3,346,573,418    4,014,113,036
AXP VP - New Dimensions Fund                    985,621,368    1,165,668,230
AXP VP - Partners Small Cap Value Fund           61,041,269        3,345,130
AXP VP - S&P 500 Index Fund                     122,645,580       59,281,414
AXP VP - Small Cap Advantage Fund                99,406,526       80,076,338
AXP VP - Stock Fund                               5,805,080        2,763,911
AXP VP - Strategy Aggressive Fund             2,545,045,187    2,792,469,659

Net realized gains and losses on investment sales are determined on an identified cost basis.

--------------------------------------------------------------------------------
89 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Brokerage commissions paid to brokers affiliated with IDS Life for the year ended Aug. 31, 2002 are as follows:

Fund                                                        Amount paid
AXP VP - Capital Resource Fund                                $517,419
AXP VP - Diversified Equity Income Fund                          9,892
AXP VP - Growth Fund                                            19,139
AXP VP - Managed Fund                                          296,208
AXP VP - New Dimensions Fund                                    62,631
AXP VP - Small Cap Advantage Fund                                  380
AXP VP - Strategy Aggressive Fund                               45,360

Brokerage commissions paid to brokers affiliated with the subadviser for AXP VP
- Partners Small Cap Value Fund were $12,636 for the year ended Aug. 31, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 Year ended Aug. 31, 2002
                                          AXP VP -     AXP VP -        AXP VP -
                                          Blue Chip      Bond           Capital
                                          Advantage      Fund          Resource
                                            Fund                         Fund
Sold                                     1,590,826     32,427,670     1,436,087
Issued for reinvested distributions         64,140      8,842,954    12,638,213
Redeemed                                (1,986,639)   (19,778,881)  (35,665,988)
                                        ----------    -----------   -----------
Net increase (decrease)                   (331,673)    21,491,743   (21,591,688)
                                          --------     ----------   -----------

                                                 Year ended Aug. 31, 2001
                                         AXP VP -      AXP VP -        AXP VP -
                                         Blue Chip       Bond           Capital
                                         Advantage       Fund          Resource
                                           Fund                          Fund
Sold                                     4,578,047     20,474,405     3,268,646
Issued for reinvested distributions         62,379      9,473,695    20,207,526
Redeemed                                  (830,421)   (19,386,908)  (25,857,643)
                                          --------    -----------   -----------
Net increase (decrease)                  3,810,005     10,561,192    (2,381,471)
                                         ---------     ----------    ----------

                                                 Year ended Aug. 31, 2002
                                          AXP VP -     AXP VP -        AXP VP -
                                            Cash      Diversified      Emerging
                                         Management  Equity Income      Markets
                                            Fund         Fund            Fund

Sold                                 1,058,582,063     29,435,932       675,358
Issued for reinvested distributions     19,559,976        319,622           147
Redeemed                            (1,018,583,282)    (8,277,637)     (131,141)
                                    --------------     ----------      --------
Net increase (decrease)                 59,558,757     21,477,917       544,364
                                        ----------     ----------       -------

                                                 Year ended Aug. 31, 2001
                                          AXP VP -     AXP VP -        AXP VP -
                                            Cash      Diversified      Emerging
                                         Management  Equity Income      Markets
                                            Fund         Fund            Fund
Sold                                 1,141,853,439      8,994,259       850,549
Issued for reinvested distributions     43,992,712         33,297            --
Redeemed                              (904,948,475)      (949,778)     (580,015)
                                      ------------       --------      --------
Net increase (decrease)                280,897,676      8,077,778       270,534
                                       -----------      ---------       -------

                                                 Year ended Aug. 31, 2002
                                          AXP VP -     AXP VP -        AXP VP -
                                           Equity        Extra          Federal
                                           Select       Income          Income
                                            Fund         Fund            Fund
Sold                                     8,511,084     29,589,447    17,445,761
Issued for reinvested distributions             --      8,675,279       520,613
Redeemed                                (1,507,262)   (25,495,937)   (2,116,788)
                                        ----------    -----------    ----------
Net increase (decrease)                  7,003,822     12,768,789    15,849,586
                                         ---------     ----------    ----------

--------------------------------------------------------------------------------
90 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                                     Year ended Aug. 31, 2001

                                          AXP VP -     AXP VP -        AXP VP -
                                           Equity        Extra          Federal
                                           Select       Income          Income
                                           Fund(a)       Fund            Fund

Sold                                     1,359,718     17,537,045     8,067,542
Issued for reinvested distributions             --      8,950,281       284,959
Redeemed                                  (136,198)   (14,013,580)   (1,781,550)
                                          --------    -----------    ----------
Net increase (decrease)                  1,223,520     12,473,746     6,570,951
                                         ---------     ----------     ---------

                                                  Year ended Aug. 31, 2002

                                          AXP VP -     AXP VP -       AXP VP -
                                           Global       Growth     International
                                            Bond         Fund          Fund
                                            Fund

Sold                                     6,018,539      5,979,237    35,702,230
Issued for reinvested distributions        893,799             --     2,028,378
Redeemed                                (3,291,689)    (4,397,794)  (68,997,946)
                                        ----------     ----------   -----------
Net increase (decrease)                  3,620,649      1,581,443   (31,267,338)
                                         ---------      ---------   -----------

                                                  Year ended Aug. 31, 2001

                                          AXP VP -    AXP VP -         AXP VP -
                                           Global      Growth      International
                                            Bond        Fund           Fund
                                            Fund

Sold                                     3,494,915     13,821,210    21,489,411
Issued for reinvested distributions        481,363             --    37,293,869
Redeemed                                (3,338,032)      (982,335)  (43,403,263)
                                        ----------       --------   -----------
Net increase (decrease)                    638,246     12,838,875    15,380,017
                                           -------     ----------    ----------

                                                  Year ended Aug. 31, 2002

                                          AXP VP -     AXP VP -        AXP VP -
                                           Managed        New          Partners
                                            Fund      Dimensions       Small Cap
                                                         Fund            Value
                                                                         Fund

Sold                                     2,568,221     15,837,795     6,189,596
Issued for reinvested distributions     23,669,165      1,127,450            --
Redeemed                               (52,085,480)   (35,154,263)      (90,834)
                                       -----------    -----------       -------
Net increase (decrease)                (25,848,094)   (18,189,018)    6,098,762
                                       -----------    -----------     ---------

                                                  Year ended Aug. 31, 2001

                                          AXP VP -     AXP VP -        AXP VP -
                                           Managed        New          Partners
                                            Fund      Dimensions       Small Cap
                                                         Fund            Value
                                                                        Fund(b)

Sold                                     6,592,195     26,193,556        86,421
Issued for reinvested distributions     23,648,244     18,720,715            --
Redeemed                               (35,481,482)   (15,847,022)           --
                                       -----------    -----------         -----
Net increase (decrease)                 (5,241,043)    29,067,249        86,421
                                        ----------     ----------        ------

                                                  Year ended Aug. 31, 2002

                                          AXP VP -     AXP VP -        AXP VP -
                                           S&P 500     Small Cap         Stock
                                            Index      Advantage         Fund
                                            Fund         Fund

Sold                                     9,458,245      2,371,220       426,883
Issued for reinvested distributions         88,952             --         1,527
Redeemed                                (1,004,336)      (484,255)      (27,812)
                                        ----------       --------       -------
Net increase (decrease)                  8,542,861      1,886,965       400,598
                                         ---------      ---------       -------

--------------------------------------------------------------------------------
91 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                              Year ended Aug. 31, 2001

                                      AXP VP -        AXP VP -        AXP VP -
                                       S&P 500        Small Cap         Stock
                                        Index         Advantage        Fund(c)
                                        Fund            Fund

Sold                                 6,410,898         2,768,854         8,365
Issued for reinvested distributions     32,745           106,893            --
Redeemed                            (1,220,691)         (489,806)           --
                                    ----------          --------        ------
Net increase (decrease)              5,222,952         2,385,941         8,365
                                     ---------         ---------         -----

                                    Year ended Aug. 31, 2002

                                             AXP VP -
                                             Strategy
                                            Aggressive
                                               Fund

Sold                                       10,311,970
Issued for reinvested distributions           341,129
Redeemed                                  (56,399,156)
                                          -----------
Net increase (decrease)                   (45,746,057)
                                          -----------

                                     Year ended Aug. 31, 2001
                                             AXP VP -
                                             Strategy
                                            Aggressive
                                               Fund

Sold                                       17,266,687
Issued for reinvested distributions        83,425,555
Redeemed                                  (32,672,270)
                                          -----------
Net increase (decrease)                    68,019,972
                                           ----------

(a) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.

5. FOREIGN CURRENCY CONTRACTS

As of Aug. 31, 2002, AXP VP - Bond Fund, AXP VP - Emerging Markets Fund, AXP VP
- Global Bond Fund and AXP VP - International Fund have entered into foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - Bond Fund
Exchange date                         Currency to           Currency to       Unrealized        Unrealized
                                     be delivered           be received     appreciation      depreciation
Sept. 17, 2002                        563,000,000             4,835,690          $84,128            $   --
                                     Japanese Yen           U.S. Dollar
Oct. 3, 2002                           16,684,171            16,358,830               --             3,334
                           European Monetary Unit           U.S. Dollar
                           ----------------------           -----------          -------            ------
                                                                                 $84,128            $3,334
                                                                                 -------            ------

AXP VP - Emerging Markets Fund
Exchange date                         Currency to           Currency to       Unrealized        Unrealized
                                     be delivered           be received     appreciation      depreciation
Sept. 3, 2002                             397,560                37,666              $--              $155
                               South African Rand           U.S. Dollar
Sept. 4, 2002                             250,037                23,585               --               202
                               South African Rand           U.S. Dollar
                               ------------------           -----------              ---              ----
                                                                                     $--              $357
                                                                                     ---              ----

--------------------------------------------------------------------------------
92 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund
Exchange date                         Currency to           Currency to       Unrealized        Unrealized
                                     be delivered           be received     appreciation      depreciation
Sept. 26, 2002                          4,134,340             2,232,544           $--             $40,881
                                Australian Dollar           U.S. Dollar
Sept. 26, 2002                        398,840,000             3,332,832            --              34,791
                                     Japanese Yen           U.S. Dollar
Sept. 26, 2002                          2,265,000             1,048,695            --               7,861
                               New Zealand Dollar           U.S. Dollar
                               ------------------           -----------           ---                ----
                                                                                  $--             $83,533
                                                                                  ---             -------

AXP VP - International Fund
Exchange date                         Currency to           Currency to       Unrealized        Unrealized
                                     be delivered           be received     appreciation      depreciation
Sept. 3, 2002                           5,658,120             3,116,549           $--              $510
                                Australian Dollar           U.S. Dollar
                               ------------------           -----------           ---              ----
                                                                                  $--              $510
                                                                                  ---              ----

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan as of Aug. 31, 2002.

                                                       AXP VP -       AXP VP -            AXP VP -         AXP VP -
                                                         Bond     Capital Resource   Diversified Equity  International
                                                         Fund           Fund             Income Fund         Fund
Value of securities on loan to brokers               $31,166,125      $8,195,000         $2,655,000       $3,264,000
                                                     -----------      ----------         ----------       ----------
Collateral received for securities loaned:
Cash                                                 $31,578,355      $8,500,000         $2,850,000       $3,350,000
U.S. government securities, at value                          --              --                 --               --
                                                     -----------      ----------         ----------       ----------
Total collateral received for securities loaned      $31,578,355      $8,500,000         $2,850,000       $3,350,000
                                                     -----------      ----------         ----------       ----------

                                                       AXP VP -        AXP VP -           AXP VP -
                                                        Managed        Small Cap          Strategy
                                                         Fund          Advantage         Aggressive
                                                         Fund            Fund
Value of securities on loan to brokers               $51,059,192        $300,400        $23,369,244
                                                     -----------        --------        -----------
Collateral received for securities loaned:
Cash                                                 $51,350,850        $355,000        $24,561,100
U.S. government securities, at value                          --              --                 --
                                                     -----------        --------        -----------
Total collateral received for securities loaned      $51,350,850        $355,000        $24,561,100
                                                     -----------        --------        -----------

Income from securities lending amounted to $39,412, $12,820, $18,555, $1,226, $287, $505,067, $188,236, $22,572, $2,690 and $76,489 for AXP VP - Bond Fund,
AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP
- Global Bond Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Small Cap Advantage Fund and AXP VP - Strategy Aggressive Fund, respectively, for the year ended Aug. 31, 2002.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

As of Aug. 31, 2002, AXP VP - Federal Income Fund's investments in securities included securities valued at $631,430 that were pledged as collateral to cover initial margin deposits on 14 open purchase interest rate futures contracts and 208 open sales interest rate futures contracts. The notional market value of the open purchase contracts as of Aug. 31, 2002 was $1,535,625 with a net unrealized gain of $13,069. The notional market value of the open sales contracts as of Aug. 31, 2002 was $23,129,845 with a net unrealized loss of $121,443. See "Summary of significant accounting policies."

As of Aug. 31, 2002, AXP VP - Global Bond Fund's investments in securities included securities valued at $215,828 that were pledged as collateral to cover initial margin deposits on 42 open purchase interest rate futures contracts denominated in Euros and 72 open sale interest rate futures contracts. The notional market value of the open purchase contracts as of Aug. 31, 2002 was $4,656,960 with a net unrealized gain of $212,117. The notional market value of the open sale contracts as of Aug. 31, 2002 was $8,048,250 with a net unrealized loss of $17,702. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
93 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP - Extra Income Fund during the year ended Aug. 31, 2002 are as follows:

                                        Calls
                                 Contracts  Premiums

Balance Aug. 31, 2001               --     $     --
Opened                             154       29,554
Closed                              --           --
Exercised                           --           --
Expired                           (154)     (29,554)
                                  ----      -------
Balance Aug. 31, 2002               --     $     --
                                  ----      -------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Federal Income Fund during the year ended Aug. 31, 2002 are as follows:

                                        Calls                       Puts
                                 Contracts  Premiums       Contracts   Premiums
Balance Aug. 31, 2001               --    $      --           --     $     --
Opened                           1,043      529,747          145       49,342
Closed                            (514)    (366,976)        (145)     (49,342)
Exercised                          (30)     (11,130)          --           --
Expired                           (410)     (52,138)          --           --
                                  ----     --------         ----      -------
Balance Aug. 31, 2002               89    $  99,503           --     $     --
                                  ----     --------         ----      -------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Managed Fund during the year ended Aug. 31, 2002 are as follows:

                                        Calls
                                 Contracts  Premiums

Balance Aug. 31, 2001           34,750  $ 6,713,103
Opened                          72,450   13,772,463
Closed                         (14,958)  (2,460,830)
Exercised                      (43,231)  (8,336,490)
Expired                        (49,011)  (9,688,246)
                               -------   ----------
Balance Aug. 31, 2002               --  $        --
                               -------  -----------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - New Dimensions Fund during the year ended Aug. 31, 2002 are as follows:

                                        Calls                       Puts
                                 Contracts  Premiums       Contracts   Premiums
Balance Aug. 31, 2001               --  $        --           --    $      --
Opened                          13,019    1,717,892        3,100      449,812
Closed                          (4,331)    (548,390)      (1,400)    (191,295)
Exercised                           --           --           --           --
Expired                         (8,688)  (1,169,502)      (1,700)    (258,517)
                                ------   ----------       ------     --------
Balance Aug. 31, 2002               --  $        --           --    $      --
                                ------  -----------       ------    ---------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
94 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Contracts and premiums associated with options contracts written by AXP VP - Strategy Aggressive Fund during the year ended Aug. 31, 2002 are as follows:

                                        Calls                       Puts
                                 Contracts  Premiums       Contracts   Premiums
Balance Aug. 31, 2001              250  $    64,040           --   $       --
Opened                          13,213    2,540,172       10,750    1,475,483
Closed                          (9,603)  (1,567,429)      (4,700)    (780,388)
Exercised                       (1,260)    (470,624)          --           --
Expired                         (2,600)    (566,159)      (5,000)    (525,000)
                                ------  -----------       ------     --------
Balance Aug. 31, 2002               --  $        --        1,050   $  170,095
                                ------  -----------       ------   ----------

See "Summary of significant accounting policies."

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of Aug. 31, 2002 are as follows:

Fund                                          Carry-over      Expiration date
AXP VP - Blue Chip Advantage Fund           $   26,470,515      2008-2011
AXP VP - Bond Fund                             179,638,610      2007-2011
AXP VP - Capital Resource Fund                 351,893,379      2010-2011
AXP VP - Diversified Equity Income Fund          9,930,845      2010-2011
AXP VP - Emerging Markets Fund                   1,763,232      2008-2011
AXP VP - Equity Select Fund                        979,936           2011
AXP VP - Extra Income Fund                     277,801,344      2007-2011
AXP VP - Global Bond Fund                       10,212,419      2007-2011
AXP VP - Growth Fund                           149,034,243      2008-2011
AXP VP - International Fund                    679,313,823      2010-2011
AXP VP - New Dimensions Fund                   402,728,271      2010-2011
AXP VP - S&P 500 Index Fund                      3,081,627      2009-2011
AXP VP - Small Cap Advantage Fund                5,936,013      2009-2011
AXP VP - Stock Fund                                387,366      2009-2011
AXP VP - Strategy Aggressive Fund            1,279,783,167      2009-2011
                                             -------------      ---------

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until its capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
95 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - Blue Chip Advantage Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                             $ 8.14       $11.62       $ 9.78
Income from investment operations:
Net investment income (loss)                                        .05          .07          .02
Net gains (losses) (both realized and unrealized)                 (1.57)       (3.47)        1.85
Total from investment operations                                  (1.52)       (3.40)        1.87
Less distributions:
Dividends from net investment income                               (.05)        (.08)        (.03)
Net asset value, end of period                                   $ 6.57       $ 8.14       $11.62

Ratios/supplemental data
Net assets, end of period (in millions)                             $63          $81          $71
Ratio of expenses to average daily net assets(c),(d)               .79%         .78%         .95%(f)
Ratio of net investment income (loss)
to average daily net assets                                        .68%         .81%         .34%(f)
Portfolio turnover rate (excluding short-term securities)          143%         124%         226%
Total return(e)                                                 (18.67%)     (29.40%)      19.13%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug. 31, 2000.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $10.61      $10.29       $10.56       $11.08       $11.99
Income from investment operations:
Net investment income (loss)                                         .56         .70          .75          .79          .88
Net gains (losses) (both realized and unrealized)                   (.23)        .30         (.27)        (.52)        (.68)
Total from investment operations                                     .33        1.00          .48          .27          .20
Less distributions:
Dividends from net investment income                                (.56)       (.68)        (.75)        (.77)        (.85)
Distributions from realized gains                                     --          --           --         (.02)        (.26)
Total distributions                                                 (.56)       (.68)        (.75)        (.79)       (1.11)
Net asset value, end of period                                    $10.38      $10.61       $10.29       $10.56       $11.08

Ratios/supplemental data
Net assets, end of period (in millions)                           $1,814      $1,626       $1,468       $1,750       $1,852
Ratio of expenses to average daily net assets(b)                    .80%        .80%         .79%         .68%         .67%
Ratio of net investment income (loss)
to average daily net assets                                        5.41%       6.72%        7.30%        7.22%        7.39%
Portfolio turnover rate (excluding short-term securities)           167%        122%          70%          68%          48%
Total return(c)                                                    3.20%      10.07%        4.69%        2.40%        1.54%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
96 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Capital Resource Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $20.87     $ 37.21       $34.62       $26.80       $27.97
Income from investment operations:
Net investment income (loss)                                         .10         .05          .01          .06          .11
Net gains (losses) (both realized and unrealized)                  (2.83)     (12.96)        6.20        10.28         (.54)
Total from investment operations                                   (2.73)     (12.91)        6.21        10.34         (.43)
Less distributions:
Dividends from net investment income                                (.09)       (.04)        (.01)        (.06)        (.11)
Distributions from realized gains                                  (1.57)      (3.39)       (3.61)       (2.46)        (.63)
Total distributions                                                (1.66)      (3.43)       (3.62)       (2.52)        (.74)
Net asset value, end of period                                    $16.48     $ 20.87       $37.21       $34.62       $26.80

Ratios/supplemental data
Net assets, end of period (in millions)                           $2,227      $3,270       $5,920       $5,621       $4,453
Ratio of expenses to average daily net assets(b)                    .80%        .78%         .77%         .66%         .66%
Ratio of net investment income (loss)
to average daily net assets                                         .52%        .13%        (.02%)        .17%         .34%
Portfolio turnover rate (excluding short-term securities)           146%         62%          52%          56%          68%
Total return(c)                                                  (14.08%)    (36.48%)      19.26%       40.12%       (1.67%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - Cash Management Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                               $1.00       $1.00        $1.00        $1.00        $1.00
Income from investment operations:
Net investment income (loss)                                         .02         .05          .05          .05          .05
Less distributions:
Dividends from net investment income                                (.02)       (.05)        (.05)        (.05)        (.05)
Net asset value, end of period                                     $1.00       $1.00        $1.00        $1.00        $1.00

Ratios/supplemental data
Net assets, end of period (in millions)                           $1,123      $1,063         $783         $690         $428
Ratio of expenses to average daily net assets(b)                    .69%        .68%         .68%         .56%         .57%
Ratio of net investment income (loss)
to average daily net assets                                        1.61%       4.76%        5.38%        4.60%        5.13%
Total return(c)                                                    1.59%       4.94%        5.52%        4.72%        5.25%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
97 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $10.20      $10.05       $ 9.76
Income from investment operations:
Net investment income (loss)                                         .13         .11          .10
Net gains (losses) (both realized and unrealized)                  (1.75)        .15          .30
Total from investment operations                                   (1.62)        .26          .40
Less distributions:
Dividends from net investment income                                (.13)       (.11)        (.11)
Distributions from realized gains                                   (.04)         --           --
Total distributions                                                 (.17)       (.11)        (.11)
Net asset value, end of period                                    $ 8.41      $10.20       $10.05

Ratios/supplemental data
Net assets, end of period (in millions)                             $267        $106          $23
Ratio of expenses to average daily net assets(c),(d)                .87%        .91%         .95%(f)
Ratio of net investment income (loss)
to average daily net assets                                        1.59%       1.49%        1.42%(f)
Portfolio turnover rate (excluding short-term securities)            35%         68%          53%
Total return(e)                                                  (16.16%)      2.56%        4.21%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - Emerging Markets Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                               $6.68      $ 9.61       $10.23
Income from investment operations:
Net investment income (loss)                                         .02         .01         (.01)
Net gains (losses) (both realized and unrealized)                    .34       (2.94)        (.60)
Total from investment operations                                     .36       (2.93)        (.61)
Less distributions:
Tax return of capital                                                 --          --         (.01)
Net asset value, end of period                                     $7.04      $ 6.68       $ 9.61

Ratios/supplemental data
Net assets, end of period (in millions)                              $10          $6           $6
Ratio of expenses to average daily net assets(c),(d)               1.68%       1.75%        1.69%(f)
Ratio of net investment income (loss)
to average daily net assets                                         .31%        .20%        (.36%)(f)
Portfolio turnover rate (excluding short-term securities)           215%        203%          37%
Total return(e)                                                    5.45%     (30.49%)      (6.03%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.36%, 3.49% and 2.42% for the periods ended 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
98 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Equity Select Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                               2002       2001(b)
Net asset value, beginning of period                      $ 9.57      $10.27
Income from investment operations:
Net investment income (loss)                                (.04)       (.01)
Net gains (losses) (both realized and unrealized)           (.99)       (.69)
Total from investment operations                           (1.03)       (.70)
Net asset value, end of period                            $ 8.54      $ 9.57

Ratios/supplemental data
Net assets, end of period (in millions)                      $72         $14
Ratio of expenses to average daily net assets(c),(d)       1.10%       1.10%(f)
Ratio of net investment income (loss)
to average daily net assets                                (.76%)      (.45%)(f)
Portfolio turnover rate (excluding short-term securities)    20%         19%
Total return(e)                                          (10.77%)     (6.82%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended 2002 and 2001, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - Extra Income Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $ 6.83       $7.76        $8.75       $ 9.54       $10.39
Income from investment operations:
Net investment income (loss)                                         .56         .79          .85          .92          .95
Net gains (losses) (both realized and unrealized)                  (1.17)       (.95)        (.99)        (.69)        (.80)
Total from investment operations                                    (.61)       (.16)        (.14)         .23          .15
Less distributions:
Dividends from net investment income                                (.56)       (.77)        (.85)        (.92)        (.95)
Distributions from realized gains                                     --          --           --         (.10)        (.05)
Total distributions                                                 (.56)       (.77)        (.85)       (1.02)       (1.00)
Net asset value, end of period                                    $ 5.66       $6.83        $7.76       $ 8.75       $ 9.54

Ratios/supplemental data
Net assets, end of period (in millions)                             $577        $609         $595         $638         $564
Ratio of expenses to average daily net assets(b)                    .83%        .82%         .82%         .70%         .69%
Ratio of net investment income (loss)
to average daily net assets                                        8.91%      11.04%       10.35%       10.17%        9.21%
Portfolio turnover rate (excluding short-term securities)           135%         86%          63%          50%          66%
Total return(c)                                                   (9.33%)     (1.89%)      (1.59%)       2.61%        1.03%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
99 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Federal Income Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $10.34      $ 9.95       $10.02
Income from investment operations:
Net investment income (loss)                                         .34         .52          .51
Net gains (losses) (both realized and unrealized)                    .23         .39         (.06)
Total from investment operations                                     .57         .91          .45
Less distributions:
Dividends from net investment income                                (.34)       (.52)        (.52)
Distributions from realized gains                                   (.02)         --           --
Total distributions                                                 (.36)       (.52)        (.52)
Net asset value, end of period                                    $10.55      $10.34       $ 9.95

Ratios/supplemental data
Net assets, end of period (in millions)                             $276        $106          $37
Ratio of expenses to average daily net assets(c),(d)                .83%        .84%         .87%(f)
Ratio of net investment income (loss)
to average daily net assets                                        3.24%       4.94%        5.49%(f)
Portfolio turnover rate (excluding short-term securities)           292%         95%          67%
Total return(e)                                                    5.42%       9.29%        4.64%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - Global Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $ 9.76       $9.34        $9.84       $10.09       $10.32
Income from investment operations:
Net investment income (loss)                                         .38         .43          .32          .55          .60
Net gains (losses) (both realized and unrealized)                    .36         .23         (.51)        (.29)        (.21)
Total from investment operations                                     .74         .66         (.19)         .26          .39
Less distributions:
Dividends from net investment income                                (.48)       (.24)        (.31)        (.51)        (.58)
Distributions from realized gains                                     --          --           --           --         (.04)
Total distributions                                                 (.48)       (.24)        (.31)        (.51)        (.62)
Net asset value, end of period                                    $10.02       $9.76        $9.34       $ 9.84       $10.09

Ratios/supplemental data
Net assets, end of period (in millions)                             $233        $191         $177         $197         $183
Ratio of expenses to average daily net assets(b)                   1.08%       1.07%        1.07%         .96%         .95%
Ratio of net investment income (loss)
to average daily net assets                                        3.92%       4.54%        4.81%        5.36%        5.81%
Portfolio turnover rate (excluding short-term securities)            46%         34%          50%          56%          14%
Total return(c)                                                    7.83%       7.14%       (1.90%)       2.50%        3.82%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
100 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $ 6.48      $13.46       $ 9.72
Income from investment operations:
Net investment income (loss)                                          --        (.01)          --
Net gains (losses) (both realized and unrealized)                  (1.48)      (6.97)        3.75
Total from investment operations                                   (1.48)      (6.98)        3.75
Less distributions:
Tax return of capital                                                 --          --         (.01)
Net asset value, end of period                                    $ 5.00      $ 6.48       $13.46

Ratios/supplemental data
Net assets, end of period (in millions)                             $144        $177         $195
Ratio of expenses to average daily net assets(c),(d)                .81%        .90%         .95%(f)
Ratio of net investment income (loss)
to average daily net assets                                          --%       (.19%)       (.09%)(f)
Portfolio turnover rate (excluding short-term securities)           272%         41%          17%
Total return(e)                                                  (22.80%)    (51.87%)      38.59%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - International Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $ 8.39      $16.98       $17.26       $14.25       $14.09
Income from investment operations:
Net investment income (loss)                                         .07         .03          .06          .12          .14
Net gains (losses) (both realized and unrealized)                  (1.35)      (5.57)        2.50         3.04          .42
Total from investment operations                                   (1.28)      (5.54)        2.56         3.16          .56
Less distributions:
Dividends from net investment income                                (.07)       (.03)        (.01)        (.07)        (.15)
Distributions from realized gains                                   (.01)      (2.97)       (2.83)        (.08)        (.19)
Excess distributions from net investment income                     (.03)       (.05)          --           --           --
Excess distributions from realized gains                              --          --           --           --         (.06)
Total distributions                                                 (.11)      (3.05)       (2.84)        (.15)        (.40)
Net asset value, end of period                                    $ 7.00      $ 8.39       $16.98       $17.26       $14.25

Ratios/supplemental data
Net assets, end of period (in millions)                             $873      $1,310       $2,389       $2,221       $2,023
Ratio of expenses to average daily net assets(b)                   1.07%       1.04%        1.02%         .94%         .94%
Ratio of net investment income (loss)
to average daily net assets                                         .83%        .31%         .27%         .70%         .94%
Portfolio turnover rate (excluding short-term securities)           140%        278%         118%         102%          86%
Total return(c)                                                  (15.38%)    (36.90%)      14.74%       22.18%        4.09%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
101 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $15.30      $20.81       $18.84       $17.25       $18.87
Income from investment operations:
Net investment income (loss)                                         .33         .44          .47          .50          .49
Net gains (losses) (both realized and unrealized)                  (1.88)      (4.32)        2.85         3.29         (.12)
Total from investment operations                                   (1.55)      (3.88)        3.32         3.79          .37
Less distributions:
Dividends from net investment income                                (.34)       (.39)        (.48)        (.49)        (.48)
Distributions from realized gains                                  (1.09)      (1.24)        (.87)       (1.71)       (1.50)
Excess distributions from net investment income                       --          --           --           --         (.01)
Total distributions                                                (1.43)      (1.63)       (1.35)       (2.20)       (1.99)
Net asset value, end of period                                    $12.32      $15.30       $20.81       $18.84       $17.25

Ratios/supplemental data
Net assets, end of period (in millions)                           $2,709      $3,759       $5,223       $5,046       $4,413
Ratio of expenses to average daily net assets(b)                    .77%        .76%         .75%         .63%         .64%
Ratio of net investment income (loss)
to average daily net assets                                        2.31%       2.46%        2.37%        2.62%        2.56%
Portfolio turnover rate (excluding short-term securities)           103%         63%          49%          44%          50%
Total return(c)                                                  (10.91%)    (19.37%)      18.42%       22.98%        1.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - New Dimensions Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $15.49      $25.03       $18.87       $13.29       $12.95
Income from investment operations:
Net investment income (loss)                                         .07         .02          .03          .06          .08
Net gains (losses) (both realized and unrealized)                  (2.42)      (8.01)        6.34         5.60          .34
Total from investment operations                                   (2.35)      (7.99)        6.37         5.66          .42
Less distributions:
Dividends from net investment income                                (.07)       (.02)        (.04)        (.06)        (.08)
Distributions from realized gains                                   (.01)      (1.53)        (.17)        (.02)          --
Total distributions                                                 (.08)      (1.55)        (.21)        (.08)        (.08)
Net asset value, end of period                                    $13.06      $15.49       $25.03       $18.87       $13.29

Ratios/supplemental data
Net assets, end of period (in millions)                           $3,045      $3,892       $5,564       $3,538       $1,960
Ratio of expenses to average daily net assets(b)                    .79%        .79%         .78%         .68%         .69%
Ratio of net investment income (loss)
to average daily net assets                                         .47%        .12%         .15%         .34%         .59%
Portfolio turnover rate (excluding short-term securities)            27%         27%          28%          27%          34%
Total return(c)                                                  (15.17%)    (33.05%)      34.01%       42.61%        3.19%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
102 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                 2002      2001(b)
Net asset value, beginning of period                        $9.84     $10.01
Income from investment operations:
Net investment income (loss)                                 (.03)      (.01)
Net gains (losses) (both realized and unrealized)            (.29)      (.16)
Total from investment operations                             (.32)      (.17)
Net asset value, end of period                              $9.52     $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                       $63         $5
Ratio of expenses to average daily net assets(c),(d)        1.48%      1.50%(f)
Ratio of net investment income (loss)
to average daily net assets                                 (.67%)    (1.15%)(f)
Portfolio turnover rate (excluding short-term securities)     12%         0%
Total return(e)                                            (3.19%)    (1.77%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended 2001.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - S&P 500 Index Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001       2000(b)
Net asset value, beginning of period                              $ 7.71      $10.38       $10.06
Income from investment operations:
Net investment income (loss)                                         .07         .06          .02
Net gains (losses) (both realized and unrealized)                  (1.47)      (2.65)         .33
Total from investment operations                                   (1.40)      (2.59)         .35
Less distributions:
Dividends from net investment income                                (.07)       (.06)        (.03)
Distributions from realized gains                                     --        (.02)          --
Total distributions                                                 (.07)       (.08)        (.03)
Net asset value, end of period                                    $ 6.24      $ 7.71       $10.38

Ratios/supplemental data
Net assets, end of period (in millions)                              $99         $56          $21
Ratio of expenses to average daily net assets(c),(d)                .50%        .49%         .48%(f)
Ratio of net investment income (loss)
to average daily net assets                                        1.01%        .85%         .72%(f)
Portfolio turnover rate (excluding short-term securities)            72%        137%          44%
Total return(e)                                                  (18.29%)    (24.96%)       3.49%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.82%, 1.31% and 1.57% for the periods ended 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
103 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $10.13      $12.58       $ 9.90
Income from investment operations:
Net investment income (loss)                                        (.02)       (.01)        (.02)
Net gains (losses) (both realized and unrealized)                  (1.32)      (2.09)        2.78
Total from investment operations                                   (1.34)      (2.10)        2.76
Less distributions:
Distributions from realized gains                                     --        (.35)        (.08)
Net asset value, end of period                                    $ 8.79      $10.13       $12.58

Ratios/supplemental data
Net assets, end of period (in millions)                              $59         $49          $31
Ratio of expenses to average daily net assets(c),(d)               1.11%       1.16%        1.19%(f)
Ratio of net investment income (loss)
to average daily net assets                                        (.21%)      (.08%)       (.24%)(f)
Portfolio turnover rate (excluding short-term securities)           156%        152%         169%
Total return(e)                                                  (13.28%)    (16.68%)      28.19%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

AXP VP - Stock Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                  2002      2001(b)
Net asset value, beginning of period                         $ 9.52     $9.82
Income from investment operations:
Net investment income (loss)                                    .05       .01
Net gains (losses) (both realized and unrealized)             (1.52)     (.30)
Total from investment operations                              (1.47)     (.29)
Less distributions:
Dividends from net investment income                           (.05)     (.01)
Net asset value, end of period                               $ 8.00     $9.52

Ratios/supplemental data
Net assets, end of period (in millions)                          $5        $2
Ratio of expenses to average daily net assets(c),(d)          1.10%     1.10%(f)
Ratio of net investment income (loss)
to average daily net assets                                    .56%      .90%(f)
Portfolio turnover rate (excluding short-term securities)       93%        4%
Total return(e)                                             (15.53%)   (2.97%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.44% and 11.36% for the periods ended 2002 and 2001, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
104 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $ 8.29     $ 27.82       $16.46       $13.10       $17.17
Income from investment operations:
Net investment income (loss)                                        (.04)        .01          .01          .05          .01
Net gains (losses) (both realized and unrealized)                  (2.53)     (13.01)       13.17         4.36        (2.57)
Total from investment operations                                   (2.57)     (13.00)       13.18         4.41        (2.56)
Less distributions:
Dividends from net investment income                                  --        (.02)          --         (.05)        (.01)
Distributions from realized gains                                     --       (6.51)       (1.82)       (1.00)       (1.49)
Excess distributions from realized gains                              --          --           --           --         (.01)
Total distributions                                                   --       (6.53)       (1.82)       (1.05)       (1.51)
Net asset value, end of period                                    $ 5.72      $ 8.29       $27.82       $16.46       $13.10

Ratios/supplemental data
Net assets, end of period (in millions)                             $991      $1,815       $4,197       $2,327       $1,976
Ratio of expenses to average daily net assets(b)                    .81%        .78%         .77%         .67%         .66%
Ratio of net investment income (loss)
to average daily net assets                                        (.50%)       .10%         .04%         .31%         .08%
Portfolio turnover rate (excluding short-term securities)           180%        166%         143%         207%         176%
Total return(c)                                                  (30.97%)    (53.61%)      84.97%       35.27%      (16.40%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
105 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Blue Chip Advantage Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (99.4%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.8%)
Boeing                                                 9,700            $359,579
Goodrich                                              14,400             300,528
Precision Castparts                                    4,900             111,622
United Technologies                                    5,700             338,523
Total                                                                  1,110,252

Automotive & related (0.4%)
Goodyear Tire & Rubber                                 3,900              52,728
Johnson Controls                                       2,400             207,096
Total                                                                    259,824

Banks and savings & loans (8.2%)
Bank of America                                       12,600             883,008
Bank One                                               9,500             389,025
Charter One Financial                                  6,900             232,530
Comerica                                               1,900             111,150
FleetBoston Financial                                 13,300             320,929
Golden West Financial                                  4,200             285,558
GreenPoint Financial                                   6,900             351,900
J.P. Morgan Chase                                     17,100             451,440
KeyCorp                                                4,600             123,418
Natl City                                              4,200             130,914
PNC Financial Services Group                           2,900             133,661
U.S. Bancorp                                          15,800             339,542
Wachovia                                               8,200             302,170
Washington Mutual                                     11,900             449,939
Wells Fargo                                           12,800             668,032
Total                                                                  5,173,216

Beverages & tobacco (4.6%)
Anheuser-Busch                                         5,500             292,380
Coca-Cola                                             17,350             884,850
Coca-Cola Enterprises                                 11,700             236,457
Fortune Brands                                         3,100             162,657
Pepsi Bottling Group                                  14,000             408,800
Philip Morris                                         18,200             910,000
Total                                                                  2,895,144

Building materials & construction (1.8%)
Fluor                                                  9,600             265,536
Georgia-Pacific                                       13,100             275,755
KB HOME                                                7,000             335,650
Masco                                                 10,900             263,344
Total                                                                  1,140,285

Chemicals (1.2%)
du Pont (EI) de Nemours                                8,300             334,573
PPG Inds                                               2,600             146,302
Praxair                                                2,600             145,678
Rohm & Haas                                            4,400             160,116
Total                                                                    786,669

Communications equipment & services (2.1%)
AT&T Wireless Services                                20,500(b)          101,270
Broadcom Cl A                                          2,000(b)           32,980
JDS Uniphase                                          14,800(b)           39,812
Lucent Technologies                                   25,700(b)           44,461
Motorola                                              40,900             490,800
Verizon Communications                                20,150             624,650
Total                                                                  1,333,973

Computer software & services (4.6%)
Electronic Arts                                        2,500(b)          158,150
Microsoft                                             39,600(b)        1,945,152
Oracle                                                52,400(b)          502,516
SunGard Data Systems                                  10,700(b)          263,755
Yahoo!                                                 5,900(b)           60,711
Total                                                                  2,930,284

Computers & office equipment (7.7%)
Cisco Systems                                         70,900(b)          979,838
Dell Computer                                         26,300(b)          700,106
DST Systems                                            4,200(b)          143,136
EMC                                                   26,300(b)          177,788
First Data                                            10,600             368,350
Fiserv                                                 8,100(b)          298,161
Hewlett-Packard                                       33,200             445,876
Intl Business Machines                                13,600           1,025,168
NVIDIA                                                11,000(b)          111,650
Pitney Bowes                                          10,000             362,500
QLogic                                                 4,400(b)          147,620
Symantec                                               4,400(b)          125,840
Total                                                                  4,886,033

Electronics (2.9%)
Analog Devices                                         4,900(b)          118,090
Applied Materials                                     12,400(b)          165,664
Intel                                                 51,300             855,171
Jabil Circuit                                          7,200(b)          134,712
KLA-Tencor                                             4,800(b)          157,776
Maxim Integrated Products                              2,400(b)           75,864
Micron Technology                                      4,400(b)           75,900
Texas Instruments                                     12,650             249,205
Total                                                                  1,832,382

Energy (5.3%)
Anadarko Petroleum                                     1,000              44,640
Apache                                                 1,700              93,602
Burlington Resources                                   4,400             169,268
ChevronTexaco                                          7,100             544,073
Conoco                                                 4,700             115,385
ConocoPhillips                                         2,500             131,450
Exxon Mobil                                           48,700           1,726,415
FirstEnergy                                            2,600              85,800
Marathon Oil                                           8,000             198,000
Occidental Petroleum                                   8,000             237,600
Total                                                                  3,346,233

Energy equipment & services (0.8%)
Halliburton                                            2,400              36,480
Progress Energy                                        2,200             102,344
Schlumberger                                           4,300             185,502
Tidewater                                              6,500             185,250
Total                                                                    509,576

Financial services (7.4%)
Bear Stearns Companies                                 2,700             172,611
Citigroup                                             38,100           1,247,775
Fannie Mae                                            10,600             803,268
Freddie Mac                                            9,200             589,720
H&R Block                                              8,000             391,200
Household Intl                                        10,100             364,711
MBNA                                                  13,500             272,700
Morgan Stanley                                        10,200             435,744
Radian Group                                           5,500             239,030
SLM                                                    2,000             183,300
Total                                                                  4,700,059

Food (1.9%)
Archer-Daniels-Midland                                22,200             270,618
ConAgra Foods                                         18,200             478,478
Kellogg                                                5,000             160,800
Kraft Foods Cl A                                       1,400              55,678
Sara Lee                                              11,300             208,372
Total                                                                  1,173,946

Health care (11.6%)
Abbott Laboratories                                   11,900             476,357
Allergan                                               1,200              70,464
Amgen                                                  6,500(b)          292,695
Becton, Dickinson & Co                                 6,600             201,498
Biogen                                                 1,500(b)           50,250
Boston Scientific                                      9,900(b)          288,585
Bristol-Myers Squibb                                   4,800             119,760
Guidant                                                6,900(b)          253,920
Johnson & Johnson                                     23,500           1,276,285
Lilly (Eli)                                            8,300             481,815
MedImmune                                              2,100(b)           53,907
Medtronic                                              8,700             358,266
Merck & Co                                            16,900             853,788
Mylan Laboratories                                     4,800             156,720
Pfizer                                                47,200           1,561,375
Pharmacia                                              9,400             410,780
Schering-Plough                                        9,000             207,720
Watson Pharmaceuticals                                 2,900(b)           67,628
Zimmer Holdings                                        6,600(b)          243,540
Total                                                                  7,425,353

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
106 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Blue Chip Advantage Fund

Issuer                                   Shares                Value(a)

Health care services (2.2%)
Coventry Health Care                      3,750(b)             $117,075
Oxford Health Plans                       7,700(b)              312,235
Tenet Healthcare                         10,200(b)              481,134
UnitedHealth Group                        2,100                 185,535
Wellpoint Health Networks                 3,900(b)              290,043
Total                                                         1,386,022

Household products (3.3%)
Clorox                                    6,700                 288,502
Gillette                                 10,300                 324,759
Kimberly-Clark                            3,900                 233,376
Newell Rubbermaid                         9,700                 335,620
Procter & Gamble                         10,200                 904,230
Total                                                         2,086,487

Industrial equipment & services (0.3%)
Deere & Co                                3,900                 179,088

Insurance (4.1%)
American Intl Group                      17,400               1,092,721
Fidelity Natl Financial                   6,100                 182,695
John Hancock
   Financial Services                     4,600                 139,610
Marsh & McLennan                          4,200                 204,330
MBIA                                      4,200                 193,032
MetLife                                   4,700                 126,524
Principal Financial Group                 2,625(b)               76,991
Prudential Financial                      4,450(b)              134,390
Travelers Property
   Casualty Cl A                          1,646(b)               25,875
Travelers Property
   Casualty Cl B                          3,381(b)               55,076
UnumProvident                            16,300                 377,508
Total                                                         2,608,752

Leisure time & entertainment (2.3%)
AOL Time Warner                          39,200(b)              495,880
Harrah's Entertainment                    4,100(b)              194,914
Mattel                                   14,500                 281,735
Viacom Cl B                              11,100(b)              451,770
Total                                                         1,424,299

Media (1.3%)
American Greetings Cl A                   9,900                 165,330
Comcast Cl A                              7,300(b)              173,959
Gannett                                   2,600                 197,496
McGraw-Hill Companies                     4,200                 266,322
Total                                                           803,107

Metals (1.2%)
Alcoa                                    11,900                 298,571
Newmont Mining                            3,100                  88,319
Nucor                                     1,500                  75,060
Shaw Group                               18,300(b)              306,525
Total                                                           768,475

Multi-industry conglomerates (6.2%)
3M                                        3,200                 399,840
Cendant                                  25,600(b)              366,336
Eastman Kodak                            12,100                 369,534
General Electric                         73,770               2,224,166
Grainger (WW)                             4,300                 193,715
Honeywell Intl                            5,900                 176,705
Pentair                                   3,700                 160,728
Total                                                         3,891,024

Real estate investment trust (0.3%)
Equity Office Properties Trust            3,100                  86,428
Equity Residential                        1,900                  53,048
Simon Property Group                      1,400                  49,826
Total                                                           189,302

Restaurants & lodging (0.5%)
Yum! Brands                              10,300(b)              312,399

Retail (8.3%)
Bed Bath & Beyond                         9,400(b)              301,364
Circuit City Stores-
   Circuit City Group                    13,650                 190,281
Dillard's Cl A                            4,200                 103,152
Home Depot                               19,800                 652,014
Kohl's                                    5,000(b)              348,600
Kroger                                   20,600(b)              372,448
Lowe's Companies                         10,000                 413,800
May Dept Stores                          11,800                 346,094
Safeway                                  14,300(b)              369,226
Staples                                  20,300(b)              282,170
Wal-Mart Stores                          35,100               1,877,147
Total                                                         5,256,296

Textiles & apparel (0.9%)
Jones Apparel Group                      10,200(b)              368,118
Reebok Intl                               7,200(b)              176,112
Total                                                           544,230

Transportation (1.0%)
Burlington Northern Santa Fe             10,900                 313,484
CSX                                       5,600                 195,048
FedEx                                     2,900                 137,315
Total                                                           645,847

Utilities -- electric (2.4%)
Ameren                                    1,200                  52,860
American Electric Power                   3,000                 102,300
Cinergy                                   1,500                  51,600
Consolidated Edison                       2,200                  89,518
Dominion Resources                        2,500                 156,775
DTE Energy                                1,500                  64,365
Duke Energy                               7,300                 195,859
Entergy                                   2,200                  92,818
Exelon                                    2,700                 126,414
FPL Group                                 1,800                 102,744
PPL                                       1,600                  58,160
Public Service
   Enterprise Group                       2,200                  77,440
Sempra Energy                             1,800                  43,218
Southern Co                               5,900                 170,864
TXU                                       2,200                 106,392
Total                                                         1,491,327

Utilities -- gas (0.3%)
El Paso                                   4,800                  81,168
KeySpan                                   1,100                  38,544
Kinder Morgan                             1,100                  45,309
NiSource                                  1,900                  37,791
Total                                                           202,812

Utilities -- telephone (2.4%)
ALLTEL                                    2,325                  97,790
AT&T                                     27,750                 339,105
BellSouth                                14,400                 335,808
SBC Communications                       25,400                 628,396
Sprint (FON Group)                        6,300                  73,080
Sprint (PCS Group)                        8,300(b)               32,868
Total                                                         1,507,047

Total common stocks
(Cost: $74,068,224)                                         $62,799,743

Short-term security (0.5%)
Issuer             Annualized           Amount                  Value(a)
                  yield on date      payable at
                  of purchase         maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nt
   09-18-02           1.74%            $300,000                $299,746

Total short-term security
(Cost: $299,738)                                               $299,746

Total investments in securities
(Cost: $74,367,962)(c)                                      $63,099,489

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $75,696,616 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  1,356,199
     Unrealized depreciation                                        (13,953,326)
                                                                    -----------
     Net unrealized depreciation                                   $(12,597,127)
                                                                   ------------
--------------------------------------------------------------------------------
107 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Bond Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Bonds (95.8%)
Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Government obligations & agencies (13.9%)
Federal Natl Mtge Assn
        04-15-04                   3.63%         $10,000,000         $10,232,000
        07-15-05                   7.00           31,300,000          34,943,852
Federal Republic of Brazil
    (U.S. Dollar)
        07-26-07                  11.25            2,600,000(c)        1,794,000
        01-11-12                  11.00            7,000,000(c)        4,270,000
Federal Republic of Germany
    (European Monetary Unit)
        11-11-04                   7.50           15,000,000(c)       15,894,119
Govt of Russia
    (Russian Ruble)
        09-18-02                     --            2,273,000(b,c)         72,437
        10-09-02                     --            2,273,000(b,c)         71,836
        01-22-03                     --            2,273,000(b,c)         71,267
        02-05-03                     --            2,273,000(b,c)         71,267
        05-21-03                     --            2,273,000(b,c)         70,576
        06-04-03                     --            2,273,000(b,c)         70,583
        09-17-03                     --            2,273,000(b,c)         69,742
        10-08-03                     --            2,273,000(b,c)         69,109
        01-21-04                     --            2,273,000(b,c)         68,282
Kingdom of Spain
    (Japanese Yen)
        07-22-04                   4.63          563,000,000(c)        5,155,145
U.S. Treasury
        01-31-03                   4.75           20,000,000          20,245,800
        02-15-06                   5.63            9,000,000           9,869,418
        11-15-16                   7.50           87,810,000         112,088,059
        11-15-24                   7.50           18,700,000          24,640,167
United Mexican States
    (U.S. Dollar)
        01-14-12                   7.50           12,000,000(c)       12,300,000
Total                                                                252,067,659

Mortgage-backed securities (26.8%)
Federal Home Loan Mtge Corp
        05-01-07                   9.00              614,914             628,828
        03-01-13                   5.50            2,712,804           2,798,867
        04-01-15                   7.50            7,851,800           8,393,626
        08-01-24                   8.00            1,138,883           1,224,575
        01-01-25                   9.00              257,447             283,493
        07-01-28                   6.00            6,868,105           7,054,603
        09-01-28                   6.00           21,120,041          21,693,540
        12-01-29                   7.00           23,520,885          24,515,644
        07-01-32                   7.00           51,404,878          53,550,155
    Collateralized Mtge Obligation
        03-15-22                   7.00            9,550,549          10,063,141
        07-15-22                   7.00            9,817,913          10,622,295
Federal Natl Mtge Assn
        09-01-07                   8.50            1,151,448           1,218,129
        12-01-13                   5.50            9,608,325           9,911,383
        02-01-14                   5.50           15,994,190          16,475,984
        04-01-14                   5.50              137,199             141,527
        07-01-16                   6.00            5,320,070           5,513,386
        08-01-16                   6.00            4,384,770           4,544,101
        10-01-17                   5.00           19,000,000(e)       19,038,594
        11-01-21                   8.00              124,277             133,943
        04-01-22                   8.00              753,678             811,767
        04-01-23                   8.50            1,687,992           1,839,169
        06-01-24                   9.00            1,586,064           1,752,017
        02-01-27                   7.50            3,600,560           3,805,088
        09-01-28                   6.50            8,724,236           9,024,899
        10-01-28                   6.00           10,363,515          10,631,364
        11-01-28                   6.00           10,632,164          10,906,956
        11-01-28                   6.50           12,639,696          13,075,297
        12-01-28                   6.00            3,009,404           3,087,183
        12-01-28                   6.50           16,744,134          17,321,186
        01-01-29                   6.50           13,576,037          14,043,907
        02-01-29                   6.00            7,563,675           7,759,161
        03-01-29                   6.50           17,235,513          17,825,192
        06-01-29                   6.00            4,371,585           4,481,848
        07-01-29                   6.00            3,000,000(e)        3,060,000
        07-01-29                   6.50            7,000,000(e)        7,229,688
        08-01-29                   6.00           55,000,000(e)       55,885,155
        09-01-29                   6.00            4,243,301           4,350,329
        01-01-31                   7.50            9,060,186           9,540,840
        06-01-32                   7.00           44,684,712          46,556,284
        08-01-32                   6.50           10,000,000          10,328,125
        10-01-32                   5.50           29,000,000(e)       28,895,781
    Collateralized Mtge Obligation
        06-25-23                   5.25            5,750,000           5,906,458
Total                                                                485,923,508

Aerospace & defense (0.3%)
Alliant Techsystems
    Company Guaranty
        05-15-11                   8.50            2,475,000           2,592,563
L-3 Communications
    Sr Sub Nts
        06-15-12                   7.63            3,335,000(d)        3,451,725
Total                                                                  6,044,288

Airlines (1.6%)
American Airlines
    Series 2001-1
        05-23-16                   7.38            6,386,659           6,278,916
    Series 2001-2
        10-01-06                   7.80            2,000,000           1,806,165
Continental Airlines
    Series 1998A
        09-15-17                   6.65            7,209,998           6,469,463
    Series 2001D
        12-01-06                   7.57            5,600,000           4,702,475
Delta Air Lines
    Series 1999
        12-15-09                   7.90            7,200,000           5,544,000
    Series 2002-1
        01-02-12                   7.78            3,000,000           2,829,180
United Air Lines
        10-01-10                   7.03            1,657,756           1,327,514
Total                                                                 28,957,713

Automotive & related (2.3%)
DaimlerChrysler North America Holding
    Company Guaranty
        09-01-04                   6.90            3,000,000           3,175,560
        01-15-12                   7.30            5,100,000           5,482,118
Ford Motor
        07-16-31                   7.45            4,700,000           4,090,579
Ford Motor Credit
        07-16-04                   6.70            7,000,000           7,119,140
        02-01-11                   7.38           10,000,000           9,712,920
Hertz
    Sr Nts
        06-01-12                   7.63           12,500,000          11,749,625
Total                                                                 41,329,942

Banks and savings & loans (2.7%)
Capital One Bank
    Sr Nts
        02-01-06                   6.88            7,000,000           6,397,111
Colonial Capital II
    Company Guaranty Series A
        01-15-27                   8.92            3,000,000           2,811,975
FleetBoston Financial
        09-15-05                   7.25           11,500,000          12,463,872
Marshall & Ilsley
    Series E
        09-01-06                   5.75            4,900,000           5,202,869
Provident Trust 1
    Company Guaranty
        04-15-28                   8.29            5,500,000           4,991,052
Sovereign Bancorp
    Sr Nts
        11-15-06                  10.50            1,280,000           1,420,800
U.S. Bancorp
    Zero Coupon Cv
        08-06-21                   1.44              510,000(h)          379,313
Union Planters Bank
    Sub Nts
        03-15-08                   6.50            5,000,000           5,189,680
Washington Mutual Bank
        06-15-11                   6.88            9,700,000          10,596,911
Total                                                                 49,453,583

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
108 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Beverages & tobacco (0.3%)
Constellation Brands
    Sr Sub Nts Series B
        01-15-12                   8.13%          $2,745,000          $2,827,350
Cott Beverages
    Company Guaranty
        12-15-11                   8.00            3,420,000           3,479,850
Total                                                                  6,307,200

Building materials & construction (3.4%)
Associated Materials
    Sr Sub Nts
        04-15-12                   9.75            1,750,000(d)        1,776,250
Beazer Homes USA
    Sr Nts
        04-15-12                   8.38            1,470,000(d)        1,477,350
Collins & Aikman Floor Cover
    Sr Sub Nts
        02-15-10                   9.75              390,000(d)          390,000
Louisiana Pacific
    Sr Nts
        08-15-10                   8.88            1,440,000           1,506,645
    Sr Sub Nts
        08-15-05                   8.50              915,000             920,702
Masco
        05-03-04                   6.00            9,800,000          10,217,529
    Zero Coupon Cv
        07-20-31                   2.97              680,000(h)          285,600
Meritage
    Company Guaranty
        06-01-11                   9.75            1,915,000           1,915,000
Nortek
    Sr Nts Series B
        09-01-07                   9.13              500,000             506,250
        08-01-08                   8.88            2,000,000           2,000,000
Pulte Homes
    Company Guaranty
        08-01-11                   7.88           10,000,000          10,896,539
Schuler Homes
    Company Guaranty
        07-15-09                   9.38            1,000,000           1,007,500
Standard Pacific
    Sr Sub Nts
        04-15-12                   9.25            2,475,000           2,363,625
Tech Olympic USA
    Sr Sub Nts
        07-01-12                  10.38            1,315,000(d)        1,206,513
Tyco Intl Group
    (U.S. Dollar)
        10-15-11                   6.38            6,440,000(c)        5,313,000
WCI Communities
    Company Guaranty
        02-15-11                  10.63            2,560,000           2,560,000
        05-01-12                   9.13              450,000             414,000
Weyerhaeuser
        08-01-06                   6.00            8,800,000           9,169,688
        03-15-07                   6.13            4,000,000(d)        4,204,040
        03-15-32                   7.38            4,000,000(d)        4,243,840
Total                                                                 62,374,071

Chemicals (2.4%)
Airgas
    Company Guaranty
        10-01-11                   9.13            3,360,000           3,561,600
Allied Waste North America
    Company Guaranty Series B
        12-01-08                   8.50              750,000             746,250
        01-01-09                   7.88            3,180,000           3,100,500
        08-01-09                  10.00              700,000             689,500
Compass Minerals Group
    Company Guaranty
        08-15-11                  10.00            2,760,000           2,870,400
Dow Chemical
        10-01-12                   6.00            2,500,000           2,544,750
Equistar Chemical/Funding
    Company Guaranty
        09-01-08                  10.13            2,395,000           2,299,200
IMC Global
    Company Guaranty Series B
        06-01-08                  10.88            3,380,000           3,650,400
        06-01-11                  11.25              140,000             151,200
Lyondell Chemical
    Series B
        05-01-07                   9.88            1,850,000           1,831,500
MacDermid
        07-15-11                   9.13            1,580,000           1,643,200
Noveon
    Company Guaranty Series B
        02-28-11                  11.00            1,600,000           1,712,000
Praxair
        03-01-08                   6.50            6,500,000           7,180,563
Resolution Performance
    Sr Sub Nts
        11-15-10                  13.50            1,025,000           1,163,375
Waste Management
    Company Guaranty
        05-15-09                   6.88           10,350,000          10,322,883
Total                                                                 43,467,321

Communications equipment & services (2.0%)
AT&T Wireless Services
    Sr Nts
        03-01-11                   7.88           12,100,000          10,285,000
        03-01-31                   8.75            4,580,000           3,526,600
EchoStar DBS
    Sr Nts
        02-01-09                   9.38            2,100,000           2,089,500
Verizon Global Funding
        06-15-12                   6.88            3,000,000           2,903,409
        06-15-32                   7.75           12,000,000          11,477,880
Verizon New England
    Sr Nts
        09-15-11                   6.50            7,000,000           6,840,540
Total                                                                 37,122,929

Computers & office equipment (--%)
Comverse Technology
    Cv
        12-01-05                   1.50              250,000             194,375
Siebel Systems
    Cv
        09-15-06                   5.50              190,000             175,750
Veritas Software
    Cv
        08-13-06                   1.86              230,000             179,688
Total                                                                    549,813

Consumer finance -- personal loans (0.6%)
Stanford University
        02-01-24                   6.88            9,000,000          10,201,320

Electronics (0.1%)
Agilent Technologies
    Cv
        12-01-21                   3.00              170,000(k)          135,150
Arrow Electronic
    Zero Coupon Cv
        02-21-21                   4.07              620,000(h)          272,025
Celestica
    (U.S. Dollar) Zero Coupon Cv
        08-01-20                   4.26              900,000(c,h)        388,125
Integrated Process Equipment
    Cv
        09-15-04                   6.25              200,000             183,750
Intl Rectifier
    Cv
        07-15-07                   4.25              300,000             236,625
STMicroelectronics
    (U.S. Dollar) Zero Coupon Cv
        11-16-10                   3.91              440,000(c,d,h)      282,150
Total                                                                  1,497,825

Energy (3.2%)
Anadarko Finance
    Company Guaranty Series B
        05-01-11                   6.75            5,000,000           5,503,690
Ashland
    Medium-term Nts Series J
        08-15-05                   7.83            5,000,000           5,556,155
Conoco Funding
    Company Guaranty
        10-15-11                   6.35            7,000,000           7,572,544
Devon Energy
    Cv
        08-15-08                   4.90              290,000             284,925
El Paso Energy Partners
    Company Guaranty
        06-01-11                   8.50            2,940,000(d)        2,910,600
    Company Guaranty Series B
        06-01-11                   8.50              390,000             384,150
Encore Acquisition
    Company Guaranty
        06-15-12                   8.38              500,000(d)          502,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
109 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Energy (cont.)
FirstEnergy
    Series B
        11-15-11                   6.45%         $10,000,000          $9,473,600
Forest Oil
    Sr Nts
        12-15-11                   8.00            4,045,000           4,095,563
Hanover Equipment Trust
    Sr Nts
        09-01-08                   8.50            2,805,000(d)        2,608,650
Kerr-McGee
    Cv
        02-15-10                   5.25              160,000             172,000
Luscar Coal
    (U.S. Dollar) Sr Nts
        10-15-11                   9.75              825,000(c)          882,750
Magnum Hunter Resources
    Sr Nts
        03-15-12                   9.60            1,010,000(d)        1,030,200
Newfield Exploration
    Sr Nts
        03-01-11                   7.63            3,500,000           3,608,885
    Sr Sub Nts
        08-15-12                   8.38            1,085,000           1,079,575
Phillips Petroleum
        05-25-10                   8.75            5,000,000           6,104,200
Tesoro Petroleum
    Sr Sub Nts
        04-01-12                   9.63            1,015,000(d)          746,025
Westport Resources
    Company Guaranty
        11-01-11                   8.25            2,025,000           2,085,750
XTO Energy
    Sr Nts
        04-15-12                   7.50            2,965,000           3,083,600
Total                                                                 57,685,362

Energy equipment & services (0.1%)
Key Energy Services
    Sr Nts
        03-01-08                   8.38            2,090,000           2,152,700
Nabors Inds
    Zero Coupon Cv
        06-20-20                   2.54              430,000(h)          274,125
Total                                                                  2,426,825

Financial services (6.7%)
Amvescap
    (U.S. Dollar) Sr Nts
        01-15-07                   5.90            3,000,000(c)        3,135,753
Citigroup
    Sub Nts
        10-01-10                   7.25           10,000,000          11,203,330
        08-27-12                   5.63            7,000,000           7,102,900
Credit Suisse First Boston USA
        01-15-12                   6.50            8,650,000           9,050,088
GMAC
        09-15-06                   6.13           10,000,000          10,089,600
        09-15-11                   6.88           25,000,000          24,905,949
Goldman Sachs Group
        01-15-11                   6.88           12,000,000          13,044,552
Household Finance
        01-24-06                   6.50           10,000,000          10,235,960
        10-15-11                   6.38            4,000,000           3,857,024
Indah Kiat Finance Mauritius
    (U.S. Dollar) Company Guaranty
        07-01-07                  10.00            2,530,000(b,c)        683,100
John Hancock Financial Services
    Sr Nts
        12-01-08                   5.63            3,065,000           3,180,848
LaBranche
    Sr Nts
        08-15-04                   9.50            2,760,000           2,969,650
    Sr Sub Nts
        03-02-07                  12.00            2,960,000           3,196,800
Legg Mason
    Sr Nts
        07-02-08                   6.75            4,900,000           5,303,368
Lehman Brothers Holdings
    Cv
        04-01-22                    .96              290,000(k)          289,275
MBNA
        01-17-07                   6.25            1,000,000           1,013,067
Ohio Savings Capital
    Company Guaranty
        06-03-27                   9.50            5,000,000(d)        5,018,100
Swiss Re America Holdings
    Cv
        11-21-21                   3.25              190,000(d)          159,747
Verizon Global Funding
        12-01-30                   7.75            7,050,000           6,674,461
Total                                                                121,113,572

Food (1.4%)
B&G Foods
    Company Guaranty Series D
        08-01-07                   9.63            2,500,000           2,543,750
Burns Philp Capital Property
    Company Guaranty
        07-15-12                   9.75            1,240,000(d)        1,246,200
Del Monte
    Company Guaranty Series B
        05-15-11                   9.25            3,860,000           3,898,600
Delhaize America
    Company Guaranty
        04-15-06                   7.38           10,185,000          10,150,524
Fleming Companies
    Company Guaranty
        06-15-10                   9.25            1,635,000           1,577,775
Kellogg
    Series B
        04-01-11                   6.60            5,000,000           5,518,250
Total                                                                 24,935,099

Furniture & appliances (0.1%)
Interface
    Company Guaranty
        04-01-08                   7.30              450,000             388,688
    Sr Nts
        02-01-10                  10.38              970,000             976,062
Total                                                                  1,364,750

Health care (0.8%)
Allergan
    Zero Coupon Cv
        11-01-20                   2.52              300,000(h)          188,250
Amgen
    Zero Coupon Cv
        03-01-32                   1.35              440,000(h)          309,650
Aviron
    Cv
        02-01-08                   5.25              310,000             283,263
Enzon
    Cv
        07-01-08                   4.50              240,000             168,900
Johnson & Johnson
    Zero Coupon Cv
        07-28-20                    .92              220,000(h)          172,700
Laboratory Corp of America
    Zero Coupon Cv
        09-11-21                   1.35              250,000(h)          168,125
Medtronic
    Cv
        09-15-21                   1.25              290,000             293,263
Wyeth
        02-15-05                   7.90            2,000,000           2,163,996
        03-15-11                   6.70           10,000,000          10,646,949
Total                                                                 14,395,096

Health care services (2.0%)
HCA
        06-01-06                   7.13            8,290,000           8,760,889
        02-01-11                   7.88            2,600,000           2,840,804
Insight Healthcare Services
    Company Guaranty Series B
        11-01-11                   9.88            1,765,000           1,725,288
Paracelsus Healthcare Escrow
    Sr Sub Nts
        08-15-06                  --               5,275,000(b,j)             --
Tenet Healthcare
    Sr Nts
        06-01-12                   6.50           15,000,000          15,734,849
Triad Hospitals
    Company Guaranty
        05-01-09                   8.75            4,300,000           4,472,000
Vanguard Health Systems
    Company Guaranty
        08-01-11                   9.75            2,660,000           2,686,600
Total                                                                 36,220,430

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
110 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Industrial equipment & services (0.1%)
Joy Global
    Company Guaranty Series B
        03-15-12                   8.75%          $1,050,000          $1,071,000
Terex
    Company Guaranty
        07-15-11                   9.25            1,250,000           1,228,125
Total                                                                  2,299,125

Insurance (2.2%)
American Intl Group
    Zero Coupon Cv
        11-09-31                   1.70              490,000(h)          305,638
Americo Life
    Sr Sub Nts
        06-01-05                   9.25            4,500,000           4,410,000
Executive Risk Capital
    Company Guaranty Series B
        02-01-27                   8.68            3,500,000           3,941,168
Hartford Life
        06-15-27                   7.65            6,495,000           7,084,863
Lincoln Natl
        12-15-11                   6.20            4,300,000           4,436,568
New England Mutual
        02-15-24                   7.88            5,000,000(d)        5,430,750
Prudential Funding LLC
        05-15-08                   6.60            8,085,000(d)        8,618,682
XL Capital
    Zero Coupon Cv
        05-23-21                   2.42              450,000(h)          271,688
Zurich Capital Trust I
    Company Guaranty
        06-01-37                   8.38            7,000,000(d)        5,849,725
Total                                                                 40,349,082

Leisure time & entertainment (1.9%)
Ameristar Casinos
    Company Guaranty
        02-15-09                  10.75              920,000             995,900
Argosy Gaming
    Company Guaranty
        06-01-09                  10.75              920,000           1,000,500
Carnival
    (U.S. Dollar) Cv
        04-15-21                   2.00              270,000(c)          268,988
Choctaw Resort Development Enterprises
    Sr Nts
        04-01-09                   9.25            2,500,000           2,575,000
Coast Hotels & Casino
    Company Guaranty
        04-01-09                   9.50              550,000             570,625
HMH Properties
    Company Guaranty Series B
        08-01-08                   7.88            1,000,000             950,000
MGM Mirage
    Sr Nts
        10-15-06                   7.25            8,190,000           8,123,997
Mohegan Tribal Gaming
    Sr Sub Nts
        04-01-12                   8.00            3,025,000           3,077,938
Station Casinos
    Sr Nts
        02-15-08                   8.38            2,420,000           2,516,800
    Sr Sub Nts
        07-01-10                   9.88            1,000,000           1,067,500
Steinway Musical Instruments
    Company Guaranty
        04-15-11                   8.75              965,000             969,825
United Artists Theatre
    Series 1995A
        07-01-15                   9.30            4,101,673           3,855,573
Viacom
    Company Guaranty
        05-15-11                   6.63            8,000,000           8,626,015
Total                                                                 34,598,661

Media (3.6%)
American Media Operation
    Company Guaranty Series B
        05-01-09                  10.25            2,145,000           2,220,075
AOL Time Warner
        04-15-06                   6.13            2,907,000           2,689,187
Australis Media
    (U.S. Dollar)
        05-15-03                  15.75           10,000,000(b,c,j)           --
    (U.S. Dollar) Sr Disc Nts
        05-15-03                  15.75               81,770(b,c,j)           --
Belo (AH)
        11-01-08                   8.00            3,800,000           4,021,578
Charter Communications Holdings LLC/Capital
    Sr Nts
        10-01-09                  10.75            3,750,000           2,625,000
        05-15-11                  10.00              700,000             486,500
Clear Channel Communications
        11-01-06                   6.00            2,000,000           1,928,172
Comcast Cable Communications
    Sr Nts
        06-15-13                   7.13           14,000,000          12,740,000
Corus Entertainment
    (U.S. Dollar) Sr Sub Nts
        03-01-12                   8.75            2,745,000(c)        2,765,588
CSC Holdings
    Sr Nts Series B
        04-01-11                   7.63            3,690,000           3,081,150
Cumulus Media
    Company Guaranty
        07-01-08                  10.38              220,000             229,900
Emmis Communications
    Company Guaranty Series B
        03-15-09                   8.13            1,100,000           1,094,500
Entravision Communications
    Company Guaranty
        03-15-09                   8.13              795,000             806,925
Mediacom Broadband LLC
    Company Guaranty
        07-15-13                  11.00            1,200,000           1,098,000
Radio One
    Company Guaranty Series B
        07-01-11                   8.88              920,000             949,900
Sinclair Broadcast Group
    Company Guaranty
        03-15-12                   8.00            1,820,000           1,801,800
Time Warner
        08-15-04                   7.98            1,500,000           1,408,059
        08-15-06                   8.11            3,000,000           2,786,682
        08-15-07                   8.18            3,000,000           2,769,084
    Company Guaranty
        01-15-28                   6.95            5,000,000           3,886,610
Time Warner Companies
        02-01-24                   7.57           12,275,000          10,134,080
Veninfotel
    (U.S. Dollar) Cv Pay-in-kind
        12-31-05                  13.00            8,616,731(c,g,i)    5,945,544
Total                                                                 65,468,334

Metals (0.7%)
AK Steel
    Company Guaranty
        06-15-12                   7.75            3,275,000(d)        3,258,625
Imexsa Export Trust
    (U.S. Dollar)
        05-31-03                  10.13            1,059,832(c,d)        529,916
Inco
    (U.S. Dollar) Cv
        03-15-16                   7.75            1,901,000(c)        1,891,495
Jorgensen Earle M.
        06-01-12                   9.75              690,000             677,063
Normandy Yandal Operations
    (U.S. Dollar) Sr Nts
        04-01-08                   8.88            3,850,000(c)        3,927,000
Peabody Energy
    Company Guaranty Series B
        05-15-08                   9.63            2,500,000           2,625,000
Total                                                                 12,909,099

Miscellaneous (1.0%)
AOA Holdings LLC
    Sr Nts
        06-15-08                  11.00            2,500,000(g)        2,500,000
Bistro Trust
        12-31-02                   9.50            4,000,000(d)        3,760,000
Brinker Intl
    Zero Coupon Cv
        10-10-21                   2.50              300,000(h)          183,000
Emulex
    Cv
        02-01-07                   1.75              260,000             181,675
EOP Operating LP
    Sr Nts
        07-15-11                   7.00            6,500,000           6,901,473
ISG Resources
        04-15-08                  10.00            2,850,000           2,850,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
111 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Miscellaneous (cont.)
MSX Intl
    Company Guaranty
        01-15-08                  11.38%          $1,670,000          $1,089,675
Von Hoffman
    Company Guaranty
        03-15-09                  10.25            1,375,000(d)        1,354,375
Total                                                                 18,820,198

Multi-industry conglomerates (--%)
Danaher
    Zero Coupon Cv
        01-22-21                   2.19              570,000(h)          372,638

Paper & packaging (1.7%)
Berry Plastics
    Sr Sub Nts
        07-15-12                  10.75              645,000(d)          648,225
Bowater Canada Finance
    (U.S. Dollar) Company Guaranty
        11-15-11                   7.95            5,000,000(c)        5,002,300
Crown Paper
    Sr Sub Nts
        09-01-05                  11.00            3,450,000(b)          276,000
Fort James
    Sr Nts
        09-15-07                   6.88              690,000             627,900
Graphic Packaging
    Company Guaranty
        02-15-12                   8.63            1,560,000           1,583,400
Intl Paper
    Zero Coupon Cv
        06-20-21                   3.45              560,000(h)          287,700
Packaging Corp of America
    Company Guaranty
        04-01-09                   9.63            3,220,000           3,477,600
Pactiv
        06-15-17                   8.13            6,000,000           6,714,948
Plastipak Holdings
    Company Guaranty
        09-01-11                  10.75            2,785,000           2,966,025
Pliant
    Sr Sub Nts
        06-01-10                  13.00            1,735,000           1,743,675
Riverwood Intl
    Company Guaranty
        08-01-07                  10.63            1,325,000           1,371,375
Silgan Holdings
    Sr Sub Deb
        06-01-09                   9.00            2,140,000(d)        2,214,900
        06-01-09                   9.00              775,000             802,125
Stone Container
    Sr Nts
        07-01-12                   8.38            3,460,000(d)        3,503,250
Total                                                                 31,219,423

Real estate investment trust (0.1%)
MeriStar Hospitality
    Company Guaranty
        01-15-11                   9.13              800,000             752,000
    Sr Sub Nts
        08-15-07                   8.75              700,000             581,000
RFS Partnership LP
    Company Guaranty
        03-01-12                   9.75              450,000             450,000
Total                                                                  1,783,000

Restaurants & lodging (0.5%)
Extended Stay America
    Sr Sub Nts
        06-15-11                   9.88            1,380,000           1,335,150
Park Place Entertainment
    Sr Nts
        11-15-06                   8.50              480,000             495,735
Park Place Entertainment
    Sr Sub Nts
        09-15-08                   8.88            2,500,000           2,587,500
        03-15-10                   7.88            1,750,000           1,758,750
        05-15-11                   8.13              800,000             813,000
Starwood Hotels Resorts
        05-01-12                   7.88            2,900,000(d)        2,834,750
Total                                                                  9,824,885

Retail (3.6%)
Albertson's
    Sr Nts
        02-15-11                   7.50           10,000,000          11,314,439
Autonaion
    Company Guaranty
        08-01-08                   9.00            3,000,000           3,135,000
Federated Dept Stores
    Sr Nts
        09-01-08                   6.63            4,000,000           4,296,200
Gap
        05-01-03                   5.63            1,275,000           1,249,500
        09-15-07                   6.90              460,000             409,400
Kohl's
    Zero Coupon Cv
        06-12-20                   2.53              290,000(h)          188,138
Kroger
    Sr Nts
        07-15-06                   8.15            3,000,000           3,397,590
        09-15-29                   8.00            9,000,000          10,365,660
Lowe's Compainies
    Zero Coupon Cv
        02-16-21                   1.32              250,000(h)          193,438
Safeway
        09-15-04                   7.25           10,000,000          10,805,720
Target
        01-15-11                   6.35            5,000,000           5,523,900
        12-01-22                   8.50            3,000,000           3,138,216
United Auto Group
    Sr Sub Nts
        03-15-12                   9.63            1,600,000(d)        1,616,000
Wal-Mart CRAVE 401
        07-17-06                   7.00            7,303,521(d)        7,765,395
William Carter
    Company Guaranty Series B
        08-15-11                  10.88            1,415,000           1,552,963
Total                                                                 64,951,559

Transportation (2.1%)
ArvinMeritor
        03-01-12                   8.75            2,400,000           2,527,512
Enterprise Rent-A-Car USA Finance
        01-15-11                   8.00           12,000,000(d)       13,457,592
Greater Beijing First Expressways
    (U.S. Dollar) Sr Nts
        06-15-07                   9.50            2,290,000(b,c)      1,213,700
Interpool
        08-01-07                   7.35            2,000,000           1,870,100
Union Pacific
        01-15-11                   6.65           16,400,000          17,901,617
Vectura Group
    Company Guaranty
        01-01-08                  11.25            1,218,571             853,000
    Company Guaranty Pay-in-kind
        07-01-08                  12.00            1,032,385(i)          412,954
Total                                                                 38,236,475

Utilities -- electric (4.1%)
Cleveland Electric Illuminating
    1st Mtge Series B
        05-15-05                   9.50           11,000,000          11,060,126
Duke Energy
        01-15-12                   6.25            8,700,000           9,210,890
Duke Energy Field Services
        08-16-05                   7.50            2,500,000           2,548,683
IPALCO Enterprises
        11-14-11                   7.63            6,000,000           5,272,434
Midland Funding II
    Series A
        07-23-05                  11.75            5,000,000           5,000,000
Northern States Power
    1st Mtge
        08-29-12                   8.00            8,000,000(d)        8,082,080
NRG Northeast Generating
    Company Guaranty Series A1
        12-15-04                   8.07              790,625             593,894
    Company Guaranty Series B1
        06-15-15                   8.84            4,000,000           2,600,440
PowerGen US Funding LLC
        10-15-04                   4.50            4,000,000           4,091,580
Sithe Independence Funding
    Series A
        12-30-13                   9.00            7,500,000           8,348,325
Virginia Electric & Power
    Sr Nts Series A
        03-31-06                   5.75           15,000,000          15,862,724
Westar Energy
    1st Mtge
        05-01-07                   7.88            1,305,000(d)        1,244,316
Total                                                                 73,915,492

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
112 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Issuer                            Coupon          Principal           Value(a)
                                   rate            amount

Utilities -- gas (1.5%)
Barrett Resources
    Sr Nts
        02-01-07                   7.55%          $5,000,000          $3,431,145
Duke Energy
        09-15-03                   7.38            2,071,000           2,161,387
El Paso
    Sr Nts
        05-15-09                   6.75            5,500,000           4,675,000
        12-15-12                   7.38            5,000,000           4,150,000
        01-15-32                   7.75            6,200,000           5,136,823
Southern Natural Gas
        03-01-32                   8.00            4,800,000           4,548,226
Southwest Gas
        02-15-11                   8.38            3,000,000           3,245,160
Total                                                                 27,347,741

Utilities -- telephone (1.8%)
Citizens Communications
        05-15-11                   9.25           12,500,000          11,375,000
Dobson/Sygnet Communications
    Sr Nts
        12-15-08                  12.25              800,000             504,000
France Telecom
    (U.S. Dollar)
        03-01-31                   9.00            7,000,000(c,k)      7,387,240
Liberty Media
    Cv
        03-15-31                   3.25              180,000             162,450
Nextel Communications
    Sr Nts
        11-15-09                   9.38              920,000             717,600
Vodafone Group
    (U.S. Dollar)
        02-15-10                   7.75           10,900,000(c)       12,071,205
Total                                                                 32,217,495

Total bonds
(Cost: $1,727,036,081)                                            $1,737,751,513

Common stocks (--%)
Issuer                                                Shares            Value(a)

BayCorp Holdings                                          28(b)             $346

Davel Communications                               1,087,416(b,l)         32,622

Total common stocks
(Cost: $7,144,988)                                                       $32,968

Preferred stock & other (--%)
Issuer                                                Shares            Value(a)

Asia Pulp & Paper
    Warrants                                           5,100(b,c,d,j)        $--
Intermedia Communications
    13.50% Pay-in-kind Series B                            1(i)               25

Total preferred stock & other
(Cost: $1,271)                                                               $25

Short-term securities (10.9%)
Issuer                           Annualized         Amount             Value(a)
                                yield on date     payable at
                                 of purchase       maturity

U.S. government agencies (9.2%) Federal Home Loan Bank Disc Nts
        10-11-02                   1.73%          $7,200,000          $7,186,699
        10-28-02                   1.64           11,600,000          11,568,585
        11-13-02                   1.68            1,800,000           1,793,737
Federal Home Loan Mtge Corp Disc Nts
        09-03-02                   1.72           11,500,000          11,497,802
        10-04-02                   1.65           20,000,000          19,968,014
        10-08-02                   1.64           28,700,000          28,649,168
        10-22-02                   1.70            5,000,000           4,987,486
Federal Natl Mtge Assn Disc Nts
        09-11-02                   1.71           10,900,000          10,894,126
        09-11-02                   1.73            3,700,000           3,698,006
        09-25-02                   1.72            2,300,000           2,297,346
        09-25-02                   1.73            9,600,000           9,588,924
        10-16-02                   1.73           33,300,000          33,233,036
        10-30-02                   1.65           21,900,000          21,841,746
Total                                                                167,204,675

Commercial paper (1.7%)
BOC Group
        09-24-02                   1.77            1,700,000(f)        1,697,910
Caterpillar Financial Services
        10-16-02                   1.75            4,300,000           4,290,176
ING US Funding LLC
        09-26-02                   1.72            2,000,000           1,997,420
Pfizer
        10-07-02                   1.70           11,700,000(f)       11,679,005
Receivables Capital
        10-17-02                   1.79            7,700,000(f)        7,672,737
Toyota Motor Credit
        09-24-02                   1.73            4,000,000(f)        3,995,195
Total                                                                 31,332,443

Total short-term securities
(Cost: $198,541,766)                                                $198,537,118

Total investments in securities
(Cost: $1,932,724,106)(m)                                         $1,936,321,624

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
113 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2002, the value of foreign securities represented 5.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $113,856,472.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Aug. 31, 2002, is as follows:

                                                     Acquisition
     Security                                           dates         Cost

     AOA Holdings LLC
        11.00% Sr Nts 2008                            06-02-02     $2,500,000
     Veninfotel
         (U.S. Dollar) 13.00% Cv Pay-in-kind 2005     05-01-02      8,616,731

(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j)  Negligible market value.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2002.

(l) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Aug. 31, 2002 are as follows:

                                            Beginning   Purchase      Sales      Ending       Dividend
     Issuer                                   cost        cost        cost        cost         income     Value(a)

     Davel Communications
     (Formerly PhoneTel Technologies)*     $7,142,852      $--         $--     $7,142,852        $--      $32,622

     * Issuer was no longer an affiliate for the year-ended Aug. 31, 2002.

(m) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $1,933,261,011 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 62,199,853
     Unrealized depreciation                                    (59,139,240)
                                                                -----------
     Net unrealized appreciation                               $  3,060,613
                                                                -----------

--------------------------------------------------------------------------------
114 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Capital Resource Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (91.8%)
Issuer                                              Shares          Value(a)

Automotive & related (0.5%)
Navistar Intl                                      470,000       $11,750,000

Beverages & tobacco (3.8%)
PepsiCo                                            535,000        21,159,250
Philip Morris                                    1,280,000        64,000,000
Total                                                             85,159,250

Building materials & construction (1.0%)
Centex                                             445,000        22,468,050

Communications equipment & services (1.1%)
Marvell Technology Group                           260,000(b,c)    4,955,600
Motorola                                         1,700,000        20,400,000
Total                                                             25,355,600

Computer software & services (1.3%)
Microsoft                                          455,000(b)     22,349,600
Network Associates                                 525,000(b)      6,825,000
Total                                                             29,174,600

Computers & office equipment (7.9%)
Apple Computer                                   2,220,000(b)     32,745,000
BEA Systems                                      2,755,000(b)     16,833,050
Cisco Systems                                    1,435,000(b)     19,831,700
Hewlett-Packard                                  3,070,000        41,230,100
Siebel Systems                                     620,000(b)      5,251,400
Sun Microsystems                                16,180,000(b)     59,704,200
Total                                                            175,595,450

Electronics (3.2%)
Flextronics Intl                                 2,765,000(b,c)   26,184,550
Intel                                            1,230,000        20,504,100
Micron Technology                                1,045,000(b)     18,026,250
Novellus Systems                                   295,000(b)      7,215,700
Total                                                             71,930,600

Energy (6.4%)
ChevronTexaco                                      505,000        38,698,150
ConocoPhillips                                     605,000        31,810,900
Exxon Mobil                                      1,735,000        61,505,750
Sunoco                                             160,000         5,676,800
Valero Energy                                      160,000         5,195,200
Total                                                            142,886,800

Energy equipment & services (3.4%)
Cooper Cameron                                     165,000(b)      7,398,600
Nabors Inds                                        170,000(b,c)    5,613,400
Schlumberger                                       335,000        14,451,900
Transocean                                       1,950,000        47,775,000
Total                                                             75,238,900

Financial services (5.7%)
Citigroup                                        1,365,000        44,703,750
Fannie Mae                                         460,000        34,858,800
Freddie Mac                                        455,000        29,165,500
MBNA                                               935,000        18,887,000
Total                                                            127,615,050

Food (0.3%)
Dean Foods                                         170,000(b)      6,434,500

Furniture & appliances (0.8%)
Mohawk Inds                                        360,000(b)     17,820,000

Health care (17.8%)
Abbott Laboratories                              1,065,000        42,631,950
Biomet                                             585,000        15,713,100
Pfizer                                           5,395,000       178,466,600
Pharmacia                                        1,032,400        45,115,880
Wyeth                                            2,654,600       113,616,880
Total                                                            395,544,410

Health care services (10.6%)
AmerisourceBergen                                  310,000        22,478,100
Cardinal Health                                  1,335,000        86,561,400
Caremark Rx                                      1,020,000(b)     16,524,000
McKesson                                         3,325,000       111,520,500
Total                                                            237,084,000

Household products (1.8%)
Avon Products                                      835,000        40,697,900

Industrial equipment & services (0.7%)
Caterpillar                                        340,000        14,837,600

Insurance (2.6%)
Allstate                                           150,000         5,583,000
American Intl Group                                555,000        34,854,000
Montpelier Re Holdings                             150,000(b,c,d) 15,754,500
Travelers Property
  Casualty Cl A                                     51,413(b)        808,212
Travelers Property
  Casualty Cl B                                    105,631(b)      1,720,729
Total                                                             58,720,441

Leisure time & entertainment (5.9%)
AOL Time Warner                                  6,533,500(b)     82,648,775
Viacom Cl B                                      1,180,000(b)     48,026,000
Total                                                            130,674,775

Media (2.3%)
Comcast Cl A                                       565,000(b)     13,463,950
Cox Communications Cl A                            480,000(b)     12,408,000
Omnicom Group                                      245,000        14,822,500
USA Interactive                                    540,000(b)     11,566,800
Total                                                             52,261,250

Metals (0.4%)
Freeport-McMoRan Copper & Gold Cl B                505,000(b)      8,276,950

Multi-industry conglomerates (5.3%)
Cendant                                          1,200,000(b)     17,172,000
General Electric                                 2,865,000        86,379,750
Honeywell Intl                                     350,000        10,482,500
Monsanto                                           176,120         3,235,324
Total                                                            117,269,574

Paper & packaging (0.5%)
Intl Paper                                         280,000        10,542,000

Real estate investment trust (0.6%)
Starwood Hotels &
  Resorts Worldwide                                545,000        14,050,100

Restaurants & lodging (0.4%)
Hilton Hotels                                      770,000         8,862,700

Retail (4.6%)
AutoZone                                           515,000(b)     37,260,250
Circuit City Stores-
  Circuit City Group                             1,470,000        20,491,800
Dollar General                                   1,070,000        16,028,600
Safeway                                            825,000(b)     21,301,500
TJX Companies                                      320,000         6,329,600
Total                                                            101,411,750

Utilities -- electric (0.6%)
Sempra Energy                                      595,000        14,285,950

Utilities -- gas (0.3%)
Kinder Morgan                                      140,000         5,766,600

Utilities -- telephone (1.9%)
AT&T                                             3,405,000        41,609,100

Total common stocks
(Cost: $2,282,960,953)                                        $2,043,323,900

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
115 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Capital Resource Fund

Short-term securities (8.0%)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies (5.6%) Federal Home Loan Bank Disc Nts
       09-13-02              1.72%              $2,400,000        $2,398,361
       10-02-02              1.70               25,000,000        24,964,268
       10-09-02              1.72               18,000,000        17,969,382
       10-18-02              1.63               25,000,000        24,942,725
Federal Home Loan Mtge Corp Disc Nts
       09-10-02              1.72               10,100,000        10,094,708
       09-17-02              1.71                  400,000           399,658
       10-01-02              1.64               16,600,000        16,575,801
       10-09-02              1.65                4,300,000         4,292,117
       10-15-02              1.64                1,400,000         1,397,066
Federal Natl Mtge Assn Disc Nts
       09-11-02              1.71                2,600,000         2,598,599
       09-19-02              1.64                4,300,000         4,296,082
       10-30-02              1.68               15,000,000        14,960,100
Total                                                            124,888,867

Commercial paper (2.4%)
Abbott Laboratories
       10-30-02              1.71               10,000,000(e)      9,969,669
BellSouth
       09-06-02              1.72                4,700,000(e)      4,698,428
BOC Group
       09-24-02              1.77               10,400,000(e)     10,387,217
Cargill
       09-03-02              1.83                1,800,000(e)      1,799,634
Charta
       10-04-02              1.77                6,100,000(e)      6,088,730
Gannett
       09-19-02              1.72                9,400,000(e)      9,391,018
Pfizer
       09-30-02              1.70                6,400,000(e)      6,390,631
SBC Intl
       09-26-02              1.75                4,600,000(e)      4,593,963
Total                                                             53,319,290

Total short-term securities
(Cost: $178,210,930)                                            $178,208,157

Total investments in securities
(Cost: $2,461,171,883)(f)                                     $2,221,532,057

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 2.4% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Aug. 31, 2002, is as follows:
     Acquisition Security date Cost Montpelier Re Holdings 12-10-01 $15,000,000

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4 (2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $2,503,429,615 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $  35,952,127
     Unrealized depreciation                                    (317,849,685)
                                                                ------------
     Net unrealized depreciation                               $(281,897,558)
                                                               -------------
--------------------------------------------------------------------------------
116 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Cash Management Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

U.S. government agencies (20.9%)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

Federal Home Loan Bank Disc Nts
       09-13-02              1.69%              $6,000,000        $5,996,338
       10-09-02              1.63                5,800,000         5,789,758
       11-06-02              1.74                8,500,000         8,472,632
Federal Home Loan Mtge Corp Disc Nts
       09-12-02              1.73               12,600,000        12,592,734
       10-01-02              1.63               20,200,000        20,171,646
       10-09-02              1.65               13,800,000        13,775,333
       10-15-02              1.64                8,200,000         8,183,190
       10-24-02              1.64                5,600,000         5,586,224
       11-07-02              1.61               14,200,000        14,156,816
       12-30-02              1.75                4,000,000         3,976,607
       01-30-03              1.67                4,700,000         4,667,058
Federal Natl Mtge Assn Disc Nts
       09-04-02              1.74                2,000,000         1,999,613
       09-04-02              1.75                9,500,000         9,498,158
       09-11-02              1.73                9,000,000         8,995,243
       09-11-02              1.74                5,000,000         4,997,342
       09-18-02              1.72                8,100,000         8,093,034
       09-18-02              1.74               16,600,000        16,585,592
       09-25-02              1.72               10,400,000        10,387,578
       10-30-02              1.65                6,100,000         6,083,225
       11-13-02              1.71                3,000,000         2,989,517
       11-27-02              1.71               19,200,000        19,119,979
       11-29-02              1.78                5,000,000         4,977,875
       12-11-02              1.73               10,000,000         9,951,267
       01-08-03              1.73               27,300,000        27,130,929

Total U.S. government agencies
(Cost: $234,177,688)                                            $234,177,688

Certificates of deposit (9.5%)

Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

Banque Nationale de Paris Yankee
       09-06-02              1.79%              $2,000,000        $2,000,000
       09-09-02              1.79                6,000,000         6,000,000
       11-08-02              1.78                5,000,000         5,000,000
       11-14-02              1.83                8,000,000         8,000,000
       11-18-02              1.81                6,000,000         6,000,000
       01-14-03              1.83                4,000,000         4,000,000
       01-17-03              1.84                7,000,000         7,000,000
Barclays Bank Yankee
       09-10-02              1.79                7,000,000         7,000,000
       11-07-02              1.80                3,800,000         3,800,000
Canadian Imperial Bank Yankee
       10-15-02              1.78                5,000,000         5,000,000
       01-15-03              1.83                5,000,000         5,000,000
Credit Agricole Indosuez Yankee
       11-15-02              1.83                7,000,000         7,000,000
Societe Generale Yankee
       11-21-02              1.84                3,000,000         3,000,000
Westdeutsche Landesbank Yankee
       10-18-02              1.80                7,000,000         7,000,000
       11-13-02              1.71                5,000,000         5,000,000
       11-22-02              1.84                5,000,000         5,000,000
       11-25-02              1.84               11,400,000        11,400,000
       11-26-02              1.76                4,000,000         4,000,000
       01-21-03              1.78                5,700,000         5,700,000

Total certificates of deposit
 (Cost: $106,900,000)                                           $106,900,000

Commercial paper (69.7%)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

Asset-backed (34.2%)
Alpine Securitization
       09-19-02              1.75%              $2,000,000(b)     $1,998,153
       09-19-02              1.80                5,000,000(b)      4,995,250
       10-02-02              1.78                4,000,000(b)      3,993,671
       10-21-02              1.77                4,000,000(b)      3,989,970
       11-22-02              1.76                5,000,000(b)      4,979,826
Amsterdam Funding
       09-17-02              1.78                4,000,000(b)      3,996,638
       10-01-02              1.76                5,000,000(b)      4,992,422
       10-01-02              1.77                2,000,000(b)      1,996,952
       11-14-02              1.80                3,000,000(b)      2,988,813
       01-09-03              1.78                5,000,000(b)      4,967,796
Barton Capital
       09-06-02              1.81                3,000,000(b)      2,999,095
       10-11-02              1.79                8,100,000(b)      8,083,487
CAFCO
       09-03-02              1.80                7,000,000(b)      6,998,950
       09-16-02              1.75                4,000,000(b)      3,996,889
       09-25-02              1.71                3,000,000(b)      2,996,438
Charta
       10-01-02              1.72                5,000,000(b)      4,992,594
       10-29-02              1.77                9,000,000(b)      8,974,040
       11-19-02              1.73                3,000,000(b)      2,988,533
       11-25-02              1.76                2,000,000(b)      1,991,639
Ciesco LP
       09-04-02              1.80               10,000,000         9,998,000
       09-13-02              1.78                4,000,000         3,997,436
       09-19-02              1.78                4,000,000         3,996,242
       10-03-02              1.70                4,000,000(b)      3,993,767
Corporate Receivables
       09-10-02              1.78                5,000,000(b)      4,997,528
       10-03-02              1.80                4,500,000(b)      4,492,575
       10-04-02              1.71                2,600,000(b)      2,595,801
       10-08-02              1.72                1,000,000(b)        998,184
       11-12-02              1.76                8,000,000(b)      7,971,611
CXC
       11-20-02              1.76                6,000,000(b)      5,976,375
       11-21-02              1.77                6,000,000(b)      5,975,947
Delaware Funding
       09-13-02              1.78                4,000,000(b)      3,997,429
       10-07-02              1.72                5,000,000(b)      4,991,161
Edison Asset Securitization
       09-12-02              1.72                5,000,000(b)      4,997,133
       10-04-02              1.70                4,000,000(b)      3,993,578
       10-23-02              1.72                5,000,000(b)      4,987,339
       01-10-03              1.83                5,000,000(b)      4,966,633
Enterprise Funding
       09-09-02              1.73                4,000,000(b)      3,998,270
       09-11-02              1.78                4,000,000(b)      3,997,824
       09-20-02              1.78                5,000,000(b)      4,995,056
       10-15-02              1.78                4,000,000(b)      3,991,100
       10-16-02              1.70                4,000,000(b)      3,991,311
Falcon Asset Securitization
       09-05-02              1.81                2,000,000(b)      1,999,497
       09-18-02              1.72                1,000,000(b)        999,140
       09-20-02              1.78                4,000,000(b)      3,996,044
       09-24-02              1.74               11,000,000(b)     10,987,241
       11-05-02              1.80                5,000,000(b)      4,983,592
Fleet Funding
       09-23-02              1.73                1,000,000(b)        998,895
       09-24-02              1.75                5,000,000(b)      4,994,167
       09-27-02              1.75                4,000,000(b)      3,994,750
       10-07-02              1.73                3,000,000(b)      2,994,666
       10-10-02              1.73                5,500,000(b)      5,489,428
Kitty Hawk Funding
       09-06-02              1.79                8,000,000(b)      7,997,613
       09-13-02              1.78                3,000,000(b)      2,998,072
       09-30-02              1.77                2,700,000(b)      2,696,018
       10-10-02              1.73                2,000,000(b)      1,996,156
       10-22-02              1.78                5,000,000(b)      4,987,144
Old Line Funding
       09-13-02              1.80                3,000,000(b)      2,998,050
       09-16-02              1.73                  500,000(b)        499,616
       09-19-02              1.76                3,000,000(b)      2,997,213
       09-25-02              1.74                2,000,000(b)      1,997,583
       10-01-02              1.78                5,000,000(b)      4,992,336
       10-02-02              1.74                5,000,000(b)      4,992,267
Park Avenue Receivables
       09-17-02              1.78                5,000,000(b)      4,995,797
       10-08-02              1.71                5,000,000(b)      4,990,975
       10-23-02              1.72                2,700,000(b)      2,693,163
       10-28-02              1.77                5,000,000(b)      4,985,822
Preferred Receivables Funding
       09-03-02              1.77                2,500,000(b)      2,499,631
       09-17-02              1.73                6,400,000(b)      6,394,771
       10-24-02              1.75                5,000,000(b)      4,986,875

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
117 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Cash Management Fund

Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

Asset-backed (cont.)
Receivables Capital
       09-12-02              1.78%              $3,000,000(b)     $2,998,220
       09-16-02              1.78                5,000,000(b)      4,996,044
       10-07-02              1.75                2,000,000(b)      1,996,403
       11-01-02              1.77                5,000,000(b)      4,984,844
       11-18-02              1.72                3,000,000(b)      2,988,743
Sheffield Receivables
       09-20-02              1.78                4,000,000(b)      3,996,044
       09-30-02              1.77                5,000,000(b)      4,992,625
       10-02-02              1.74                7,000,000(b)      6,989,173
Variable Funding Capital
       09-05-02              1.81                4,000,000(b)      3,998,994
       09-18-02              1.72                5,000,000(b)      4,995,700
       10-02-02              1.78                2,000,000(b)      1,996,836
       10-03-02              1.75                2,000,000(b)      1,996,792
       10-09-02              1.70                3,000,000(b)      2,994,475
       10-29-02              1.76                9,300,000(b)      9,273,327
       01-16-03              1.82                5,000,000(b)      4,965,308
Windmill Funding
       09-23-02              1.78                4,000,000(b)      3,995,451
       09-26-02              1.73                5,000,000(b)      4,993,753
       10-22-02              1.76                4,000,000(b)      3,989,831
       11-06-02              1.77                3,000,000(b)      2,990,173
       11-13-02              1.80                5,000,000(b)      4,981,603
Total                                                            384,072,317

Automotive & related (0.4%)
Toyota Motor Credit
       09-26-02              1.72                4,100,000(b)      4,094,907

Banks and savings & loans (7.4%)
Barclays U.S. Funding
       10-08-02              1.70                3,000,000         2,994,617
       10-10-02              1.78                5,000,000         4,990,111
       10-18-02              1.78                4,000,000         3,990,507
       01-22-03              1.73                4,000,000         3,972,480
Deutsche Bank Financial
       09-30-02              1.73                2,000,000         1,997,117
Dresdner US Finance
       11-20-02              1.84                5,500,000         5,477,354
Nordea North America
       09-04-02              1.79                7,000,000         6,998,608
       09-20-02              1.78                1,500,000         1,498,517
       09-27-02              1.74                2,800,000         2,796,346
       10-11-02              1.78               20,000,000        19,959,454
       10-21-02              1.80               15,000,000        14,961,750
       11-26-02              1.81                4,000,000         3,982,600
Societe Generale North America
       11-18-02              1.73                4,000,000         3,984,902
       11-19-02              1.81                5,000,000         4,980,000
Total                                                             82,584,363

Broker dealers (4.3%)
Goldman Sachs Group
       12-12-02              1.74                2,000,000(c)      2,000,000
Merrill Lynch
       03-05-03              1.79                2,000,000(c)      2,000,000
Morgan Stanley
       09-23-02              1.73               15,100,000        15,083,310
       09-27-02              1.71                5,000,000         4,993,588
       10-18-02              1.76                7,800,000         7,781,696
Salomon Smith Barney
       09-06-02              1.80               10,500,000        10,496,850
       11-05-02              1.72                4,000,000         3,987,460
       11-26-02              1.78                2,000,000         1,991,445
Total                                                             48,334,349

Energy (0.9%)
Chevron UK Investment
       10-02-02              1.71                4,600,000(b)      4,593,008
       10-15-02              1.69                5,000,000(b)      4,989,438
Total                                                              9,582,446

Financial services (10.0%)
AEGON Funding
       10-15-02              1.71               10,000,000(b)      9,978,624
       12-19-02              1.78                6,000,000(b)      5,967,550
       12-19-02              1.79                3,000,000(b)      2,983,683
       12-20-02              1.79                3,000,000(b)      2,983,535
       01-17-03              1.80                9,000,000(b)      8,937,798
       01-17-03              1.83                5,000,000(b)      4,964,864
       01-28-03              1.81                2,500,000(b)      2,481,250
Caterpillar Financial Services
       09-30-02              1.71                2,000,000         1,997,150
       10-16-02              1.75                1,800,000         1,795,975
Intl Lease Finance
       09-23-02              1.75                3,500,000         3,496,087
       10-22-02              1.80                5,000,000         4,987,000
       11-19-02              1.79                5,000,000         4,980,222
       01-07-03              1.81                5,000,000         4,967,750
       01-08-03              1.80                1,800,000         1,788,365
       01-09-03              1.77                7,978,000         7,926,905
Southern Co Funding
       09-09-02              1.78                5,000,000(b)      4,997,775
       09-12-02              1.75                5,000,000(b)      4,997,083
       09-12-02              1.82                5,000,000(b)      4,996,967
       10-09-02              1.78                2,000,000(b)      1,996,143
       10-16-02              1.78               10,000,000(b)      9,977,256
       11-06-02              1.79                3,000,000(b)      2,990,062
Verizon Global Funding
       10-17-02              1.80                8,000,000(b)      7,981,200
Verizon Network Funding
       11-15-02              1.95                4,000,000         3,983,618
Total                                                            112,156,862

Food (0.4%)
Cargill
       09-03-02              1.83                5,000,000(b)      4,999,238

Health care (2.7%)
Abbott Laboratories
       10-30-02              1.70                5,000,000(b)      4,985,833
Pfizer
       10-07-02              1.70               25,600,000(b)     25,555,271
Total                                                             30,541,104

Insurance (0.5%)
Marsh & McLennan
       10-24-02              1.80                4,000,000(b)      3,989,200
       11-12-02              1.71                2,000,000(b)      1,993,106
Total                                                              5,982,306

Miscellaneous (0.3%)
BOC Group
       09-10-02              1.72                3,200,000(b)      3,198,471

Multi-industry conglomerates (1.9%)
GE Capital Intl Funding
       09-05-02              1.80                2,000,000(b)      1,999,500
       09-19-02              1.73                5,000,000(b)      4,995,435
       09-30-02              1.73                4,000,000(b)      3,994,233
       10-28-02              1.78                3,000,000(b)      2,991,445
       12-16-02              1.78                5,000,000(b)      4,973,696
       01-27-03              1.80                2,000,000(b)      1,985,183
Total                                                             20,939,492

Utilities -- electric (4.0%)
Duke Energy
       10-04-02              1.78                4,000,000         3,993,276
       10-25-02              1.73                2,000,000         1,994,714
       11-18-02              1.79                5,000,000         4,980,469
       11-19-02              1.79                5,000,000         4,980,222
       11-20-02              1.79                5,000,000         4,979,975
       11-21-02              1.79                5,000,000         4,979,728
       11-27-02              1.78               12,000,000        11,948,080
       01-03-03              1.78                5,000,000         4,969,271
       01-06-03              1.81                2,000,000         1,987,200
Total                                                             44,812,935

Utilities -- telephone (2.8%)
SBC Intl
       09-04-02              1.79                7,200,000(b)      7,198,568
       09-10-02              1.79                7,000,000(b)      6,996,519
       09-16-02              1.72               12,000,000(b)     11,990,827
       09-17-02              1.77                3,700,000(b)      3,696,907
Vodafone AirTouch
       10-17-02              1.73                2,000,000(b)      1,995,483
Total                                                             31,878,304

Total commercial paper
(Cost: $783,177,094)                                            $783,177,094

Total investments in securities
(Cost: $1,124,254,782)(d)                                     $1,124,254,782

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
118 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Cash Management Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2002.

(d) Also represents the cost of securities for federal income tax purposes at Aug. 31, 2002.

--------------------------------------------------------------------------------
119 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Diversified Equity Income Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)
Issuer                                           Shares               Value(a)

Aerospace & defense (2.0%)
Goodrich                                        108,417             $2,262,663
Rockwell Automation                              86,700              1,597,014
United Technologies                              23,610              1,402,198
Total                                                                5,261,875

Airlines (1.0%)
AMR                                             253,900(b)           2,587,241

Automotive & related (2.4%)
Eaton                                            31,889              2,255,828
General Motors                                   86,714              4,150,132
Total                                                                6,405,960

Banks and savings & loans (2.6%)
FleetBoston Financial                            43,373              1,046,590
J.P. Morgan Chase                                82,920              2,189,088
Washington Mutual                                98,910              3,739,788
Total                                                                6,975,466

Beverages & tobacco (0.6%)
Philip Morris                                    33,823              1,691,150

Building materials & construction (1.9%)
Fluor                                            51,055              1,412,181
Hanson ADR                                      123,094(c)           3,749,444
Total                                                                5,161,625

Chemicals (2.1%)
Dow Chemical                                    157,511              4,759,982
Imperial Chemical Inds ADR                       49,100(c)             783,145
Total                                                                5,543,127

Communications equipment & services (1.1%)
Verizon Communications                           93,086              2,885,666

Computers & office equipment (1.8%)
Hewlett-Packard                                 188,300              2,528,869
Pitney Bowes                                     54,209              1,965,076
Solectron                                        89,967(b)             334,677
Total                                                                4,828,622

Energy (10.8%)
BP ADR                                           51,621(c)           2,415,863
ChevronTexaco                                    35,685              2,734,542
Conoco                                          204,099              5,010,629
ConocoPhillips                                   74,593              3,922,100
Kerr-McGee                                       89,228              4,180,332
Marathon Oil                                    170,400              4,217,399
Ocean Energy                                     76,536              1,604,195
Petroleo Brasileiro ADR                         124,400(c)           1,984,180
Unocal                                           84,100              2,781,187
Total                                                               28,850,427

Energy equipment & services (4.0%)
McDermott Intl                                  319,150(b)           2,250,008
Pioneer Natural Resources                       191,981(b)           4,778,406
Tidewater                                       131,449              3,746,297
Total                                                               10,774,711

Financial services (5.4%)
Citigroup                                        41,461              1,357,848
Lehman Brothers Holdings                        167,123              9,527,682
Morgan Stanley                                   84,168              3,595,657
Total                                                               14,481,187

Food (1.8%)
Archer-Daniels-Midland                          119,990              1,462,678
SUPERVALU                                       162,635              3,377,929
Total                                                                4,840,607

Furniture & appliances (1.4%)
Whirlpool                                        68,225              3,773,525

Health care (1.7%)
Merck & Co                                       44,700              2,258,244
Schering-Plough                                  99,100              2,287,228
Total                                                                4,545,472

Health care services (1.6%)
PacifiCare Health Systems                       182,984(b)           4,206,802

Industrial equipment & services (8.8%)
Caterpillar                                     170,966              7,460,955
Illinois Tool Works                              42,138              2,887,296
Ingersoll-Rand Cl A                             181,790(c)           6,826,215
Parker-Hannifin                                  90,630              3,675,953
Tomkins ADR                                     178,600(c)           2,670,070
Total                                                               23,520,489

Insurance (14.1%)
ACE                                              87,300(c)           2,777,013
CIGNA                                            58,651              4,992,373
Jefferson-Pilot                                  59,348              2,499,738
Lincoln Natl                                     59,315              2,197,621
Loews                                            89,256              4,686,833
SAFECO                                          120,422              3,987,172
St. Paul Companies                              121,200              3,686,904
Torchmark                                        78,466              2,930,705
Travelers Property
  Casualty Cl A                                 346,283(b)           5,443,562
Travelers Property
  Casualty Cl B                                   3,663(b)              59,663
XL Capital Cl A                                  65,219(c)           4,800,771
Total                                                               38,062,355

Leisure time & entertainment (1.1%)
Royal Caribbean Cruises                         169,000              2,991,300

Media (2.1%)
Donnelley (RR) & Sons                           124,011              3,271,411
Knight-Ridder                                    40,191              2,440,799
Total                                                                5,712,210

Metals (1.5%)
Alcoa                                           110,917              2,782,908
Martin Marietta Materials                        34,469              1,262,944
Total                                                                4,045,852

Multi-industry conglomerates (9.4%)
Crane                                            75,922              1,734,818
Diebold                                          90,590              3,264,864
Dover                                            49,741              1,429,059
Eastman Kodak                                   155,031              4,734,646
Honeywell Intl                                   99,500              2,980,025
Monsanto                                         98,100              1,802,097
Textron                                         100,095              3,888,691
Xerox                                           216,900(b)           1,520,469
YORK Intl                                       116,631              3,720,529
Total                                                               25,075,198

Paper & packaging (2.4%)
Abitibi-Consolidated                            267,950(c)           1,988,189
Intl Paper                                      114,790              4,321,844
Total                                                                6,310,033

Real estate investment trust (3.7%)
Crescent Real Estate Equities                   264,187              4,438,342
Equity Residential                               90,290              2,520,897
JDN Realty                                      127,472              1,606,147
Starwood Hotels & Resorts Worldwide              48,500              1,250,330
Total                                                                9,815,716

Retail (0.9%)
Charming Shoppes                                360,300(b)           2,471,658

Textiles & apparel (1.2%)
Kellwood                                        123,758              3,084,049

Transportation (2.3%)
Burlington Northern Santa Fe                    209,820              6,034,423

Utilities -- electric (1.6%)
CMS Energy                                      416,300              4,396,128

Utilities -- gas (1.1%)
El Paso                                         174,100              2,944,031

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
120 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Issuer                                           Shares               Value(a)

Utilities -- telephone (3.4%)
AT&T                                            222,700             $2,721,394
SBC Communications                               59,961              1,483,435
Sprint (FON Group)                              413,300              4,794,280
Total                                                                8,999,109

Total common stocks
(Cost: $293,588,824)                                              $256,276,014

Preferred stock (0.2%)
Issuer                                           Shares               Value(a)

Xerox
   7.50% Cv                                       9,000(d)            $437,625

Total preferred stock
(Cost: $450,000)                                                      $437,625

Short-term securities (5.9%)
Issuer                    Annualized              Amount             Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies (4.9%)
Federal Home Loan Bank Disc Nts
       09-04-02              1.71%                $900,000          $899,798
       10-09-02              1.72                1,000,000           998,299
       10-23-02              1.64                  300,000           299,298
Federal Home Loan Mtge Corp Disc Nt
       10-01-02              1.63                2,200,000         2,196,813
Federal Natl Mtge Assn Disc Nts
       09-26-02              1.63                1,200,000         1,198,533
       09-27-02              1.63                2,300,000         2,297,084
       09-30-02              1.63                  500,000           499,298
       09-30-02              1.70                4,800,000         4,792,974
Total                                                             13,182,097

Short-term securities (continued)
Issuer                    Annualized              Amount             Value(a)
                         yield on date          payable at
                          of purchase            maturity

Commercial paper (1.0%)
Cargill
       09-03-02              1.83%              $2,700,000(e)     $2,699,451

Total short-term securities
(Cost: $15,882,038)                                              $15,881,548

Total investments in securities
(Cost: $309,920,862)(f)                                         $272,595,187

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 10.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $310,329,924 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $  3,606,971
     Unrealized depreciation                                  (41,341,708)
                                                              -----------
     Net unrealized depreciation                             $(37,734,737)
                                                             ------------
--------------------------------------------------------------------------------
121 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Emerging Markets Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (87.7%)(c)
Issuer                                           Shares               Value(a)

Brazil (3.9%)

Aerospace & defense (0.8%)
Empresa Brasileira de Aeronautica ADR             4,724                $82,576

Beverages & tobacco (1.1%)
Companhia de Bebidas das Americas ADR             7,753                108,542

Metals (0.8%)
Companhia Vale do Rio Doce                        3,100(b)              79,360

Paper & packaging (1.2%)
Aracruz Celulose ADR                              6,802                120,395

China (0.4%)

Multi-industry conglomerates
BYD Company Limited Cl H                         23,000(b)              43,346

Hong Kong (7.1%)

Airlines (1.0%)
Cathay Pacific Airways                           65,000                100,417

Automotive & related (1.1%)
Denway Motors Limited                           354,000                104,385

Communications equipment & services (2.8%)
China Mobile                                    101,500(b)             280,427

Energy (1.2%)
CNOOC                                            86,500                120,324

Textiles & apparel (1.0%)
Giordano Intl Limited                           226,000                 99,962

Hungary (1.2%)

Banks and savings & loans
OTP Bank GDR                                     13,300                117,631

India (5.3%)

Banks and savings & loans (0.9%)
State Bank of India GDR                           7,254                 84,509

Computers & office equipment (1.1%)
Infosys Technologies                              1,500                111,999

Health care (1.6%)
Cipla Limited                                     3,663                 71,193
Ranbaxy Laboratories                              4,615                 85,759
Total                                                                  156,952

Household products (1.0%)
Hindustan Lever                                  24,454                 94,194

Leisure time & entertainment (0.7%)
Hero Honda Motors                                11,545                 64,061

Indonesia (1.3%)

Banks and savings & loans (0.7%)
Hanjaya Mandala Sampoerna                       150,700                 65,947

Multi-industry conglomerates (0.6%)
Astra Intl PT                                   164,500(b)              59,447

Israel (1.2%)

Computer software & services (0.5%)
Check Point Software
  Technologies                                    2,685(b)              44,976

Health care (0.7%)
Teva Pharmaceutical Inds ADR                      1,026                 68,024

Malaysia (6.1%)

Banks and savings & loans (1.9%)
Malayan Banking Berhad                           79,200                182,368

Building materials & construction (1.2%)
Maxis Communications Berhad                      81,000(b)             119,368

Leisure time & entertainment (2.1%)
Resorts World Berhad                             75,000                205,263

Multi-industry conglomerates (0.9%)
Kuala Lumpur Kepong Berhad                       51,000                 92,605

Mexico (10.2%)

Banks and savings & loans (2.1%)
Grupo Modelo Series C                            82,972                208,897

Building materials & construction (1.1%)
America Movil ADR Cl L                            7,554                104,623

Financial services (2.5%)
Grupo Financiero BBVA
  Bancomer Cl B                                 314,162(b)             249,793

Retail (1.6%)
Wal-Mart de Mexico                               58,090                156,816

Utilities -- telephone (2.9%)
Telefonos de Mexico ADR Cl L                      9,559                283,233

Peru (1.4%)

Metals
Compania de Minas
   Buenaventura ADR                               5,345                138,222

Poland (1.3%)

Banks and savings & loans
Bank Polska Kasa Opieki                           6,020                128,271

Russia (6.5%)

Building materials & construction (0.4%)
Vimpel-Communications ADR                         1,813(b)              42,696

Energy (3.7%)
Lukoil Holding ADR                                1,652                105,150
YUKOS ADR                                         2,000                258,000
Total                                                                  363,150

Energy equipment & services (1.7%)
Surgutneftegaz ADR                                9,873                170,803

Utilities -- gas (0.7%)
OAO Gazprom ADR                                   5,503                 69,118

Singapore (1.1%)

Transportation
Keppel                                           43,000                108,612

South Africa (6.5%)

Energy equipment & services (1.2%)
SASOL                                            10,471                115,553

Insurance (2.0%)
Sanlam                                          256,867                200,870

Metals (3.3%)
AngloGold Limited                                 1,146                 53,421
Gold Fields                                      13,000                154,841
Impala Platinum Holdings                          2,377                120,755
Total                                                                  329,017

South Korea (13.2%)

Banks and savings & loans (2.4%)
Kookmin Bank                                      3,106                145,227
Shinhan Financial Group                           6,810                 95,752
Total                                                                  240,979

Building materials & construction (2.5%)
SK Telecom                                        1,275                250,874

Electronics (2.7%)
Samsung Electronics                                 960                264,370

Insurance (1.0%)
Samsung Fire & Marine                             1,490                102,271

Metals (1.5%)
POSCO                                             1,600                143,766

Retail (1.2%)
Shinsegae                                           680                115,978

Utilities -- electric (0.9%)
Korea Electric Power                              5,170                 90,543

Utilities -- telephone (1.0%)
KT                                                4,521                102,672

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
122 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Emerging Markets Fund

Issuer                                           Shares               Value(a)

Taiwan (10.2%)

Electronics (4.6%)
Hon Hai Precision Inds GDR                       21,054(d)            $166,748
Realtek Semiconductor                            15,230(d)             174,337
Taiwan Semiconductor Mfg ADR                     14,348(b)             117,223
Total                                                                  458,308

Financial services (2.7%)
Fubon Financial Holdings GDR                     28,638                269,198

Metals (2.9%)
China Steel GDR                                  30,814                283,800

Thailand (4.0%)

Banks and savings & loans (1.6%)
Bangkok Bank                                    107,400(b)             160,375

Building materials & construction (1.4%)
Siam Cement                                       6,300                135,587

Media (1.0%)
BEC World Public Company                         18,000                 97,274

Turkey (1.6%)

Communications equipment & services (0.4%)
Turkcell Iletisim Hizmetleri                  7,892,098(b)              41,588

Multi-industry conglomerates (1.2%)
Koc Holding                                  12,020,000                119,684

United Kingdom (4.9%)

Metals
Anglo American                                   15,544                198,611
Antofagasta                                      22,343                188,365
BHP Billiton                                     20,601                 97,196
Total                                                                  484,172

Total common stocks
(Cost: $9,061,432)                                                  $8,638,191

Preferred stock (1.2%)
Issuer                                           Shares               Value(a)

South Korea

Samsung Electronics                                 860               $118,058

Total preferred stock
(Cost: $126,136)                                                      $118,058

Short-term securities (6.1%)
Issuer                   Annualized                Amount           Value(a)
                        yield on date            payable at
                         of purchase              maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
       10-01-02              1.64%                $300,000          $299,562
Federal Natl Mtge Assn Disc Nt
       10-16-02              1.73                  300,000           299,397

Total short-term securities
(Cost: $598,913)                                                    $598,959

Total investments in securities
(Cost: $9,786,481)(e)                                             $9,355,208

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $9,853,247 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 275,267
     Unrealized depreciation                                        (773,306)
                                                                    --------
     Net unrealized depreciation                                   $(498,039)
                                                                   ---------
--------------------------------------------------------------------------------
123 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Equity Select Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (96.7%)
Issuer                                           Shares               Value(a)

Airlines (0.6%)
SkyWest                                          27,427               $427,532

Chemicals (3.9%)
Sigma-Aldrich                                    55,286              2,819,586

Communications equipment & services (0.3%)
RF Micro Devices                                 36,116(b)             241,616

Computer software & services (7.0%)
Advent Software                                  14,414(b)             247,633
BMC Software                                    100,967(b)           1,403,441
Intuit                                           31,272(b)           1,395,669
SunGard Data Systems                             81,700(b)           2,013,905
Total                                                                5,060,648

Computers & office equipment (9.8%)
Acxiom                                           67,295(b)           1,187,757
Dendrite Intl                                    67,305(b)             420,656
DST Systems                                      16,813(b)             572,987
Fair, Isaac & Co                                 43,262              1,533,638
Fiserv                                           72,113(b)           2,654,479
Manugistics Group                                52,765(b)             211,060
McData Cl B                                      48,134(b)             468,344
Total                                                                7,048,921

Electronics (6.6%)
American Power Conversion                        67,350(b)             842,549
Maxim Integrated Products                        48,124(b)           1,521,199
Micrel                                           19,231(b)             212,503
Microchip Technology                             72,137(b)           1,518,484
Novellus Systems                                 26,426(b)             646,380
Total                                                                4,741,115

Energy (6.9%)
Apache                                           14,456                795,947
Murphy Oil                                       24,001              2,055,686
Newfield Exploration                             24,039(b)             814,922
Pogo Producing                                   38,493              1,264,495
Total                                                                4,931,050

Energy equipment & services (1.5%)
ENSCO Intl                                       26,462                705,742
Tidewater                                        13,282                378,537
Total                                                                1,084,279

Financial services (5.3%)
Investors Financial Services                     38,445              1,155,657
Legg Mason                                       28,849              1,392,541
Paychex                                          52,855              1,236,807
Total                                                                3,785,005

Food (0.6%)
Performance Food Group                           12,032(b)             416,909

Health care (13.8%)
Amgen                                            20,123(b)             906,139
Apogent Technologies                             40,880(b)             828,638
Applera-Applied
   Biosystems Group                              38,481                762,309
Biogen                                           23,990(b)             803,665
Biomet                                           76,908              2,065,748
Diagnostic Products                              36,035              1,445,003
IDEC Pharmaceuticals                             19,209(b)             771,818
Invitrogen                                       15,585(b)             554,826
MedImmune                                        28,810(b)             739,553
Techne                                           33,655(b)             955,532
Total                                                                9,833,231

Health care services (8.4%)
AmerisourceBergen                                10,821                784,631
Express Scripts Cl A                             27,695(b)           1,329,360
First Health Group                               26,432(b)             700,712
Health Management
  Associates Cl A                                96,150(b)           1,850,887
Lincare Holdings                                 43,296(b)           1,387,637
Total                                                                6,053,227

Industrial equipment & services (5.5%)
Cintas                                           43,281              1,904,797
Fastenal                                         57,712              2,032,616
Total                                                                3,937,413

Media (4.8%)
Catalina Marketing                               40,880(b)           1,284,858
Univision Communications Cl A                    36,066(b)             840,338
Westwood One                                     38,509(b)           1,345,120
Total                                                                3,470,316

Metals (1.3%)
Martin Marietta Materials                        26,489                970,557

Multi-industry conglomerates (3.6%)
Danaher                                          19,278              1,159,572
DeVry                                            34,836(b)             627,396
Robert Half Intl                                 48,128(b)             833,577
Total                                                                2,620,545

Restaurants & lodging (6.3%)
Brinker Intl                                     62,550(b)           1,733,886
CBRL Group                                        4,850                124,548
Cheesecake Factory (The)                         61,848(b)           1,762,050
Starbucks                                        45,652(b)             917,605
Total                                                                4,538,089

Retail (10.5%)
99 Cents Only Stores                             48,120(b)           1,162,098
Whole Foods Market                               76,939(b)           3,436,096
Williams-Sonoma                                 129,822(b)           2,985,906
Total                                                                7,584,100

Total common stocks
(Cost: $77,697,541)                                                $69,564,139

Short-term securities (4.6%)
Issuer                    Annualized               Amount           Value(a)
                         yield on date           payable at
                          of purchase             maturity

U.S. government agencies (3.1%)
Federal Home Loan Bank Disc Nt
       10-18-02              1.63%                $500,000          $498,855
Federal Home Loan Mtge Corp Disc Nts
       09-10-02              1.72                1,000,000           999,475
       09-17-02              1.71                  700,000           699,402
Total                                                              2,197,732

Commercial paper (1.5%)
Cargill
       09-03-02              1.83                1,100,000(c)      1,099,776

Total short-term securities
(Cost: $3,297,704)                                                $3,297,508

Total investments in securities
(Cost: $80,995,245)(d)                                           $72,861,647

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $81,639,945 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  1,434,035
     Unrealized depreciation                                     (10,212,333)
                                                                 -----------
     Net unrealized depreciation                                $ (8,778,298)
                                                                ------------

--------------------------------------------------------------------------------
124 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Extra Income Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Bonds (92.1%)
Issuer                      Coupon              Principal         Value(a)
                             rate                amount

Aerospace & defense (1.6%)
Alliant Techsystems
   Company Guaranty
       05-15-11              8.50%              $2,400,000        $2,514,000
L-3 Communications
   Sr Sub Nts
       06-15-12              7.63                4,455,000(d)      4,610,925
Sequa
   Sr Nts
       08-01-09              9.00                2,150,000         2,031,750
Total                                                              9,156,675

Automotive & related (1.4%)
Asbury Automotive Group
   Sr Sub Nts
       06-15-12              9.00                2,885,000(d)      2,690,263
Delco Remy Intl
   Sr Nts
       12-15-07              8.63                2,025,000         1,782,000
Lear
   Company Guaranty Series B
       05-15-09              8.11                3,440,000         3,612,000
Total                                                              8,084,263

Banks and savings & loans (0.2%)
Providian National Bank
   Sr Nts
       03-15-03              6.70                  975,000           894,448

Building materials & construction (7.3%)
Associated Materials
   Sr Sub Nts
       04-15-12              9.75                2,405,000(d)      2,441,075
Beazer Homes USA
   Sr Nts
       04-15-12              8.38                2,665,000(d)      2,678,325
Collins & Aikman Floor Cover
   Sr Sub Nts
       02-15-10              9.75                2,255,000(d)      2,255,000
D.R. Horton
   Sr Sub Nts
       09-15-10              9.75                  630,000           626,850
Dayton Superior
   Company Guaranty
       06-15-09             13.00                3,345,000         3,211,200
Foamex LP/Capital
   Company Guaranty
       08-15-05             13.50                2,100,000         1,953,000
       04-01-09             10.75                3,125,000(d)      2,890,625
Louisiana Pacific
   Sr Nts
       11-15-08             10.88                1,150,000         1,208,938
       08-15-10              8.88                  780,000           816,099
   Sr Sub Nts
       08-15-05              8.50                3,215,000         3,235,036
Meritage
   Company Guaranty
       06-01-11              9.75                3,130,000         3,130,000
Nortek
   Sr Nts Series B
       09-01-07              9.13                3,000,000         3,037,500
   Sr Sub Nts Series B
       06-15-11              9.88                1,405,000         1,376,900
Schuler Homes
   Company Guaranty
       07-15-11             10.50                3,380,000         3,396,900
Standard Pacific
   Sr Nts
       04-01-09              8.50                1,000,000           980,000
       09-15-10              9.50                  630,000           636,300
   Sr Sub Nts
       04-15-12              9.25                1,000,000           955,000
Tech Olympic USA
   Sr Nts
       07-01-10              9.00                1,970,000(d)      1,856,725
   Sr Sub Nts
       07-01-12             10.38                3,330,000(d)      3,055,275
WCI Communities
   Company Guaranty
       02-15-11             10.63                2,425,000         2,425,000
Total                                                             42,165,748

Chemicals (6.7%)
Allied Waste North America
   Company Guaranty Series B
       12-01-08              8.50                1,900,000         1,890,500
       01-01-09              7.88                3,150,000         3,071,250
       08-01-09             10.00                6,970,000         6,865,450
Compass Minerals Group
   Company Guaranty
       08-15-11             10.00                  645,000           670,800
Equistar Chemical/Funding
   Company Guaranty
       09-01-08             10.13                5,300,000         5,088,000
Huntsman ICI Chemicals LLC
   Company Guaranty
       07-01-09             10.13                1,350,000         1,201,500
Huntsman Intl LLC
   Sr Nts
       03-01-09              9.88                2,840,000(d)      2,911,000
IMC Global
   Company Guaranty Series B
       06-01-08             10.88                3,210,000         3,466,800
Lyondell Chemical
   Company Guaranty
       12-15-08              9.50                  585,000           567,450
   Series A
       05-01-07              9.63                  800,000           792,000
   Series B
       05-01-07              9.88                1,900,000         1,881,000
MacDermid
       07-15-11              9.13                1,590,000         1,653,600
Methanex
   (U.S. Dollar) Sr Nts
       08-15-12              8.75                1,340,000(c)      1,360,100
Noveon
   Company Guaranty Series B
       02-28-11             11.00                2,035,000         2,177,450
Resolution Performance
   Sr Sub Nts
       11-30-08             10.37                1,671,429(d)      1,667,250
       11-15-10             13.50                2,950,000         3,348,250
Total                                                             38,612,400

Communications equipment & services (4.8%)
American Cellular
   Company Guaranty
       10-15-09              9.50                3,920,000           529,200
AT&T Wireless Services
       05-01-12              8.13                3,200,000         2,736,000
Crown Castle Intl
   Sr Nts
       08-01-11              9.38                2,725,000         1,703,125
EchoStar DBS
   Sr Nts
       01-15-09              9.13                4,965,000(d)      4,840,875
       02-01-09              9.38                  965,000           960,175
Global Telesystems
   (U.S. Dollar) Sr Nts
       12-15-07             11.50                4,150,000(b,c)          415
       06-15-08             10.88                2,700,000(b,c)          270
GT Group Telecom
   (U.S. Dollar)
       06-30-08              9.89                4,000,000(b,c)    1,200,000
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
       02-01-10             12.75                4,600,000(b)        138,000
Nextel Communications
   Series A
       12-20-07              4.40                7,937,500(h)      6,746,875
Qwest
       11-01-04              7.20                1,050,000           945,000
       03-15-12              8.88                3,165,000(d)      2,769,375
Rural Cellular
   Series A
       04-03-08              6.00                2,434,639         1,972,058
   Sr Sub Nts Series B
       05-15-08              9.63                5,695,000         3,217,675
Total                                                             27,759,043

Computers & office equipment (0.1%)
Seagate Technology
   Sr Nts
       05-15-09              8.00                  820,000(d)        811,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
125 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Extra Income Fund

Issuer                      Coupon              Principal         Value(a)
                             rate                amount

Energy (7.3%)
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
       05-01-08              8.50%              $6,280,000(c)     $3,454,000
Chesapeake Energy
   Sr Nts Series B
       03-15-12              8.50                3,650,000         3,577,000
El Paso Energy Partners
   Company Guaranty
       06-01-11              8.50                3,750,000(d)      3,712,500
   Company Guaranty Series B
       06-01-11              8.50                2,255,000         2,221,175
Encore Acquisition
   Company Guaranty
       06-15-12              8.38                  950,000(d)        954,750
Forest Oil
   Company Guaranty
       05-01-14              7.75                2,750,000         2,688,125
Grant Prideco
   Company Guaranty Series B
       12-01-07              9.63                3,150,000         3,299,625
Hanover Equipment Trust
   Sr Nts
       09-01-08              8.50                2,150,000(d)      1,999,500
       09-01-11              8.75                4,235,000(d)      3,896,200
Magnum Hunter Resources
   Sr Nts
       03-15-12              9.60                1,740,000(d)      1,774,800
Newfield Exploration
   Sr Sub Nts
       08-15-12              8.38                2,550,000         2,537,250
Ocean Energy
   Company Guaranty Series B
       07-01-08              8.38                3,750,000         3,937,500
Tesoro Petroleum
   Sr Sub Nts
       04-01-12              9.63                3,420,000(d)      2,513,700
XTO Energy
   Sr Nts
       04-15-12              7.50                5,275,000         5,486,000
Total                                                             42,052,125

Energy equipment & services (0.3%)
Key Energy Services
   Sr Nts
       03-01-08              8.38                1,795,000         1,848,850

Financial services (2.8%)
LaBranche
   Sr Nts
       08-15-04              9.50                2,860,000         3,077,246
   Sr Sub Nts
       03-02-07             12.00                6,215,000         6,712,200
Metris Companies
   Company Guaranty
       11-01-04             10.00                  710,000           539,600
Nationwide Credit
   Sr Nts Series A
       01-15-08             10.25                1,462,000(b)         58,480
Outsourcing Solutions
   Sr Sub Nts Series B
       11-01-06             11.00                6,785,000         5,597,624
Total                                                             15,985,150

Food (2.8%)
B&G Foods
   Company Guaranty Series D
       08-01-07              9.63                2,250,000         2,289,375
Burns Philp Capital Property
   Company Guaranty
       07-15-12              9.75                2,950,000(d)      2,964,750
Chiquita Brands Intl
   Sr Nts
       03-15-09             10.56                1,200,000         1,248,000
Del Monte
   Company Guaranty Series B
       05-15-11              9.25                3,930,000         3,969,300
Delhaize America
   Company Guaranty
       04-15-11              8.13                1,500,000         1,522,461
Fleming Companies
   Company Guaranty
       06-15-10              9.25                3,430,000         3,309,950
Smithfield Foods
   Sr Nts Series B
       10-15-09              8.00                1,050,000         1,002,750
Total                                                             16,306,586

Furniture & appliances (1.0%)
Falcon Products
   Company Guaranty Series B
       06-15-09             11.38                3,035,000         2,367,300
Interface
   Company Guaranty
       04-01-08              7.30                3,020,000         2,608,525
Sealy Mattress
   Sr Sub Nts Series B
       12-15-07              9.88                1,060,000           869,200
Total                                                              5,845,025

Health care services (2.4%)
Alliance Imaging
   Sr Sub Nts
       04-15-11             10.38                1,600,000         1,688,000
Insight Healthcare Services
   Company Guaranty Series B
       11-01-11              9.88                3,140,000         3,069,350
Pacificare Healthcare Services
   Company Guaranty
       06-01-09             10.75                  760,000           744,800
Paracelsus Healthcare Escrow
   Sr Sub Nts
       08-15-06                --                4,385,000(b,i)           --
Triad Hospitals
   Company Guaranty
       05-01-09              8.75                5,210,000         5,418,400
Vanguard Health Systems
   Company Guaranty
       08-01-11              9.75                3,025,000         3,055,250
Total                                                             13,975,800

Household products (1.2%)
Revlon Consumer Products
   Company Guaranty
       12-01-05             12.00                7,505,000         6,904,600

Industrial equipment & services (1.6%)
Joy Global
   Company Guaranty Series B
       03-15-12              8.75                2,280,000         2,325,600
Motors & Gears
   Sr Nts Series D
       11-15-06             10.75                4,022,000         3,700,240
Terex
   Company Guaranty
       07-15-11              9.25                2,390,000         2,348,175
   Company Guaranty Series B
       04-01-11             10.38                  750,000           776,250
Total                                                              9,150,265

Insurance (0.6%)
Americo Life
   Sr Sub Nts
       06-01-05              9.25                3,325,000         3,258,500

Leisure time & entertainment (8.7%)
Alliance Atlantis Communications
   (U.S. Dollar) Sr Sub Nts
       12-15-09             13.00                2,800,000(c)      2,961,000
AMC Entertainment
   Sr Sub Nts
       02-01-11              9.50                  750,000           691,875
       02-01-12              9.88                4,150,000         3,817,999
Ameristar Casinos
   Company Guaranty
       02-15-09             10.75                2,570,000         2,782,025
AOL Time Warner
       05-01-12              6.88                2,910,000         2,621,724
Choctaw Resort Development Enterprises
   Sr Nts
       04-01-09              9.25                2,280,000         2,348,400
Cinemark USA
   Sr Sub Nts Series B
       08-01-08              9.63                2,265,000         2,129,100
Coast Hotels & Casino
   Company Guaranty
       04-01-09              9.50                3,400,000         3,527,500
Hammons (JQ) Hotels
   1st Mtge Series B
       05-15-12              8.88                2,200,000         2,134,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
126 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Extra Income Fund

Issuer                      Coupon               Principal          Value(a)
                             rate                 amount

Leisure time & entertainment (cont.)
HMH Properties
   Company Guaranty Series A
       08-01-05              7.88%              $1,400,000        $1,372,000
   Company Guaranty Series B
       08-01-08              7.88                2,350,000         2,232,500
MGM Mirage
   Company Guaranty
       06-01-07              9.75                  250,000           270,000
       09-15-10              8.50                3,500,000         3,714,602
Mohegan Tribal Gaming
   Sr Sub Nts
       07-01-11              8.38                1,775,000         1,806,063
       04-01-12              8.00                1,300,000         1,322,750
Pinnacle Entertainment
   Company Guaranty Series B
       02-15-07              9.25                2,975,000(d)      2,647,750
Regal Cinemas
   Company Guaranty Series B
       02-01-12              9.38                2,755,000         2,823,875
Resorts Intl Hotel/Casino
   Company Guaranty
       03-15-09             11.50                  765,000           689,456
Six Flags
   Sr Nts
       02-01-10              8.88                  400,000           347,000
Station Casinos
   Sr Nts
       02-15-08              8.38                  900,000           936,000
   Sr Sub Nts
       07-01-10              9.88                1,965,000         2,097,638
Steinway Musical Instruments
   Company Guaranty
       04-15-11              8.75                1,200,000         1,206,000
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
       05-01-06             11.25                  820,000           594,500
United Artists Theatre
       07-01-15              9.30                1,006,080           945,715
   Series 1995A
       07-01-15              9.30                3,158,295         2,968,798
Venetian Casinos
   2nd Mtge
       06-15-10             11.00                1,875,000(d)      1,882,031
Total                                                             50,870,301

Media (11.7%)
American Media Operation
   Company Guaranty Series B
       05-01-09             10.25                2,500,000         2,587,500
Australis Holdings Property
   (U.S. Dollar) Sr Disc Nts
       11-01-03             15.00                2,260,000(b,c)          226
Australis Media
   (U.S. Dollar)
       05-15-03             15.75                4,500,000(b,c,i)         --
   (U.S. Dollar) Sr Disc Nts
       05-15-03             15.75                   47,958(b,c,i)         --
CanWest Media
   (U.S. Dollar) Sub Sr Nts
       05-15-11             10.63                1,220,000(c)      1,274,900
Charter Communications Holdings LLC
   Sr Nts
       04-01-07              8.25                2,315,000         1,597,350
       04-01-09              8.63                1,680,000         1,159,200
Charter Communications Holdings LLC/Capital
   Sr Nts
       04-01-09             10.00                1,685,000         1,171,075
       10-01-09             10.75                2,410,000         1,687,000
       11-15-09              9.63                2,500,000         1,737,500
       01-15-10             10.25                2,900,000         2,015,500
   Zero Coupon Sr Disc Nts
       01-15-07             12.13                8,440,000(g)      2,954,000
Clear Channel Communications
   Sr Nts
       09-15-10              7.65                1,000,000           995,000
Coaxial Communications/Phoenix
   Company Guaranty
       08-15-06             10.00                2,730,000         2,334,150
Comcast
   Sr Sub Nts
       06-15-06             10.50                  445,000           431,650
Comcast Cable Communications
   Sr Nts
       01-30-11              6.75                2,850,000         2,618,443
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
       03-01-12              8.75                2,410,000(c)      2,428,075
CSC Holdings
       02-15-13              9.88                7,870,000         5,902,500
   Sr Nts
       12-15-07              7.88                1,990,000         1,681,550
   Sr Nts Series B
       04-01-11              7.63                2,760,000         2,304,600
   Sr Sub Deb
       05-15-16             10.50                3,050,000         2,287,500
Cumulus Media
   Company Guaranty
       07-01-08             10.38                6,025,000         6,296,124
Diamond Cable Communications
   (U.S. Dollar) Sr Disc Nts
       12-15-05             11.75                1,850,000(b,c)      286,750
       02-15-07             10.75                2,970,000(b,c)      460,350
Mediacom Broadband LLC
   Company Guaranty
       07-15-13             11.00                1,370,000         1,253,550
Nexstar Finance LLC
   Company Guaranty
       04-01-08             12.00                2,613,000         2,730,585
Paxson Communications
   Company Guaranty
       07-15-08             10.75                3,810,000         3,238,500
   Zero Coupon
       01-15-06             12.25                  465,000(g)        218,550
Pegasus Communications
   Sr Nts Series B
       10-15-05              9.63                3,530,000         1,667,925
Pegasus Media & Communications
   Series B
       07-01-05             12.50                3,930,000         3,428,925
Quebecor Media
   (U.S. Dollar) Sr Nts
       07-15-11             11.13                1,800,000(c)      1,503,000
Radio One
   Company Guaranty Series B
       07-01-11              8.88                2,655,000         2,741,288
Sinclair Broadcast Group
   Company Guaranty
       12-15-11              8.75                1,280,000         1,302,400
       03-15-12              8.00                2,290,000         2,267,100
Susquehanna Media
   Sr Sub Nts
       05-15-09              8.50                1,210,000         1,216,050
TeleWest Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
       02-01-05             13.25                2,500,000(c,g)      300,000
Veninfotel
   (U.S. Dollar) Cv Pay-in-kind
       12-31-05             13.00                1,498,562(c,f,k)  1,034,008
XM Satellite Radio
       03-15-10             14.00                2,400,000           822,000
Total                                                             67,934,824

Metals (3.2%)
AK Steel
   Company Guaranty
       06-15-12              7.75                4,980,000(d)      4,955,099
Great Lakes Carbon
   Company Guaranty
   Pay-in-kind Series B
       05-15-08             10.25                6,573,779(f)      4,585,211
Jorgensen Earle M.
       06-01-12              9.75                2,650,000         2,600,313
Koppers Industry
   Company Guaranty
       12-01-07              9.88                2,100,000         2,037,000
Neenah
   Sr Sub Nts Series B
       05-01-07             11.13                2,530,000         1,012,000
   Sr Sub Nts Series D
       05-01-07             11.13                  300,000           120,000
Oregon Steel Mills
   1st Mtge
       07-15-09             10.00                1,410,000(d)      1,445,250
WCI Steel
   Sr Nts Series B
       12-01-04             10.00                3,605,000         1,694,350
Total                                                             18,449,223

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
127 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Extra Income Fund

Issuer                     Coupon                Principal         Value(a)
                            rate                  amount

Miscellaneous (4.7%)
Advanced Accessory/ASS Cap
   Company Guaranty Series B
       10-01-07              9.75%              $2,350,000        $2,150,250
AOA Holdings LLC
   Sr Nts
       06-15-08             11.00                6,500,000(k)      6,500,000
Centaur Mining & Exploration
   (U.S. Dollar) Company Guaranty
       12-01-07             11.00                1,415,161(b,c)       14,152
Eott Energy Partners LP/Energy Finance
   Company Guaranty
       10-01-09             11.00                5,760,000(b)      2,304,000
H&E Equipment/Finance
       06-15-12             11.13                2,750,000(d)      2,392,500
ISG Resources
       04-15-08             10.00                3,965,000         3,965,000
MSX Intl
   Company Guaranty
       01-15-08             11.38                1,855,000         1,210,388
Owens-Brockway Glass
   Company Guaranty
       02-15-09              8.88                2,670,000         2,743,424
PCA LLC/PCA Finance
   Sr Nts
       08-01-09             11.88                3,295,000(d)      3,295,000
Prime Succession Holding
   Cv Pay-in-kind
       08-29-04             14.25                  171,069(b,f,i)         --
Von Hoffman
   Company Guaranty
       03-15-09             10.25                1,745,000(d)      1,718,825
Von Hoffman Press
   Sr Sub Nts
       05-15-07             10.88                  850,000(d)        761,813
Total                                                             27,055,352

Multi-industry conglomerates (1.4%)
Jordan Inds
   Sr Nts Series D
       08-01-07             10.38                5,390,000         3,126,200
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
       02-15-06              6.38                5,800,000(c)      5,075,000
Total                                                              8,201,200

Paper & packaging (5.4%)
Abitibi-Consolidated
   (U.S. Dollar)
       08-01-10              8.55                3,000,000(c)      3,123,387
Berry Plastics
   Sr Sub Nts
       07-15-12             10.75                1,450,000(d)      1,457,250
Crown Paper
   Sr Sub Nts
       09-01-05             11.00                4,785,000(b)        382,800
Doman Inds
   (U.S. Dollar) Sr Nts Series B
       11-15-07              9.25                3,810,000(b,c)      800,100
Fort James
   Sr Nts
       09-15-07              6.88                5,212,000         4,742,920
Graphic Packaging
   Company Guaranty
       02-15-12              8.63                2,235,000         2,268,525
Plastipak Holdings
   Company Guaranty
       09-01-11             10.75                2,480,000         2,641,200
Pliant
   Company Guaranty
       06-01-10             13.00                2,454,000         2,466,270
   Sr Sub Nts
       06-01-10             13.00                  980,000           984,900
Riverwood Intl
   Company Guaranty
       08-01-07             10.63                1,190,000         1,231,650
       04-01-08             10.88                  610,000           619,150
Silgan Holdings
   Sr Sub Deb
       06-01-09              9.00                  745,000(d)        771,075
       06-01-09              9.00                3,445,000         3,565,575
Stone Container
   Sr Nts
       07-01-12              8.38                4,260,000(d)      4,313,250
Tembec Inds
   Company Guaranty
       06-30-09              8.63                1,700,000         1,712,750
Total                                                             31,080,802

Real estate investment trust (0.9%)
MeriStar Hospitality
   Company Guaranty
       01-15-08              9.00                1,425,000         1,353,750
   Operating Partnership Finance
   Company Guaranty
       06-15-09             10.50                  950,000           950,000
RFS Partnership LP
   Company Guaranty
       03-01-12              9.75                2,800,000         2,800,000
Total                                                              5,103,750

Restaurants & lodging (2.4%)
Extended Stay America
   Sr Sub Nts
       06-15-11              9.88                2,425,000         2,346,188
Park Place Entertainment
   Sr Sub Nts
       05-15-11              8.13                4,090,000         4,156,463
Prime Hospitality
   Sr Sub Nts Series B
       05-01-12              8.38                1,600,000         1,528,000
Starwood Hotels Resorts
       05-01-12              7.88                5,760,000(d)      5,630,399
Total                                                             13,661,050

Retail (1.5%)
Dairy Mart Convenience Stores
   Sr Sub Nts
       03-15-04             10.25                3,850,000(b)      1,155,000
Flooring America
   Company Guaranty
       10-15-07              9.25                1,109,000(b)            111
Gap
       09-15-07              6.90                1,495,000         1,330,550
Pathmark Stores
   Company Guaranty
       02-01-12              8.75                3,095,000         2,909,300
United Auto Group
   Sr Sub Nts
       03-15-12              9.63                3,270,000(d)      3,302,700
Total                8,697,661

Transportation (1.0%)
Interpool
       08-01-07              7.20                1,440,000         1,346,138
       08-01-07              7.35                3,005,000         2,809,825
Vectura Group
   Company Guaranty
       01-01-08             11.25                2,183,865         1,528,706
Total                                                              5,684,669

Utilities -- electric (2.6%)
CMS Energy
   Sr Nts
       01-15-09              7.50                3,350,000         2,546,000
Consumers Energy
   1st Mtge
       09-15-06              6.25                3,235,000         3,081,260
Mirant Americas Generation LLC
   Sr Nts
       05-01-06              7.63                5,170,000         3,463,900
Northern States Power
   1st Mtge
       08-29-12              8.00                3,000,000(d)      3,030,780
Westar Energy
   1st Mtge
       05-01-07              7.88                3,100,000(d)      2,955,847
Total                                                             15,077,787

Utilities -- gas (1.5%)
El Paso
       12-15-07              6.95                1,470,000         1,316,957
       06-15-12              7.88                1,315,000(d)      1,150,625
Northwest Pipeline
       12-01-07              6.63                  600,000           540,000
Transcontinental Gas Pipeline
       01-15-05              6.13                  600,000           561,000
       01-15-08              6.25                  600,000           522,000
       07-15-12              8.88                  600,000(d)        570,000
   Series B
       08-15-11              7.00                2,870,000         2,511,250
Williams Gas Pipeline
   Sr Nts
       11-15-06              7.38                1,340,000(d)      1,209,350
Total                                                              8,381,182

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
128 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Extra Income Fund

Issuer                     Coupon                Principal         Value(a)
                            rate                  amount

Utilities -- telephone (4.9%)
Citizens Communications
       05-15-11              9.25%              $1,050,000          $955,500
   Sr Nts
       08-15-08              7.63                1,685,000         1,482,800
Dobson/Sygnet Communications
   Sr Nts
       12-15-08             12.25                5,700,000         3,591,000
Nextel Communications
   Zero Coupon Sr Disc Nts
       10-31-02              9.75               23,680,000(g)     18,233,600
Sprint Capital
       01-30-11              7.63                1,000,000           842,973
   Company Guaranty
       01-30-06              7.13                2,650,000         2,271,607
WorldCom
   Sr Nts
       08-15-05              6.40                7,010,000(b)        963,875
Total                                                             28,341,355

Total bonds
(Cost: $585,334,660)                                            $531,350,434

Common stocks (--%)
Issuer                                              Shares          Value(a)

Davel Communications                               272,729(b)         $8,182
Prime Succession Holdings                          240,901(b,i)           --

Total common stocks
(Cost: $4,023,848)                                                    $8,182

Preferred stocks & other (3.5%)
Issuer                                              Shares          Value(a)

Century Maintenance Supply
   13.25% Pay-in-kind Series C                      42,403(f)     $3,980,622
CSC Holdings
   11.13% Cm Series M                               74,418         4,465,057
   11.75% Cm Series H                                9,725           593,225
Dobson Communications
   13.00% Pay-in-kind                                2,750(f)        605,072
Intermedia Communications
   13.50% Pay-in-kind Series B                           1(f)             26
Nextel Communications
   13.00% Cm Pay-in-kind
     Series D                                          867(f)        537,495
NTL
   13.00% Pay-in-kind Series B                       5,296(f)         13,241
Pegasus Satellite
   12.75% Cm Series B                                   --                90
Rural Cellular
   12.25% Pay-in-kind                                5,982(f)        598,200
SGW Holding
   12.50% Cm Pay-in-kind
     Series B                                       18,426(b,f,i,k)       --
   Cv Series A                                       9,677(b,i,k)         --
   Warrants                                            250(b,i,k)         --
UbiquiTel
   Warrants                                          4,900(b)         34,300
Varde Fund V LP                                  5,000,000(e,k)    5,871,516
Wayland Investment Fund LLC                      6,000,000(e,k)    3,372,476
XM Satellite Radio
   Warrants                                          1,900(b)          1,140
XO Communications
   13.50% Cm Pay-in-kind
     Series E                                            1(f,i)           --

Total preferred stocks & other
(Cost: $39,189,009)                                              $20,072,460

Short-term securities (3.0%)
Issuer                    Annualized               Amount           Value(a)
                         yield on date           payable at
                          of purchase             maturity

U.S. government agencies (2.6%) Federal Home Loan Bank Disc Nt
       10-18-02              1.63%                $800,000          $798,167
Federal Home Loan Mtge Corp Disc Nts
       09-03-02              1.72                1,800,000         1,799,656
       10-08-02              1.64                1,200,000         1,197,875
Federal Natl Mtge Assn Disc Nts
       09-11-02              1.73                3,500,000         3,498,114
       09-30-02              1.70                5,000,000         4,992,680
       10-01-02              1.65                2,300,000         2,296,627
       10-30-02              1.68                  400,000           398,936
Total                                                             14,982,055

Commercial paper (0.4%)
Charta
       10-04-02              1.77                2,500,000(j)      2,495,381

Total short-term securities
(Cost: $17,478,435)                                              $17,477,436

Total investments in securities
(Cost: $646,025,952)(l)                                         $568,908,512

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
129 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Extra Income Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2002, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $825,000.

(i)  Negligible market value.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2002, is as follows:

                                                           Acquisition
     Security                                                 dates                  Cost
     AOA Holdings LLC
         11.00% Sr Nts 2008                                    06-02-02            $6,500,000
     SGW Holdings
         12.50% Pay-in-kind Series B                    08-12-97 thru 08-09-02        271,413
         Cv Series A                                           08-12-97               100,002
         Warrants                                              08-12-97                78,900
     Varde Fund V LP                                    04-27-00 thru 06-19-00      5,000,000
     Veninfotel
         (U.S. Dollar) 13.00% Cv Pay-in-kind 2005       03-05-97 thru 05-01-02      1,498,562
     Wayland Investment Fund LLC                               05-17-00             6,671,880

(l) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $646,194,744 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 14,186,566
     Unrealized depreciation                                    (91,472,798)
                                                                -----------
     Net unrealized depreciation                               $(77,286,232)
                                                               ------------

--------------------------------------------------------------------------------
130 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Federal Income Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                      Coupon                Principal          Value(a)
                             rate                  amount

Mortgage-backed securities (46.0%)
Federal Home Loan Mtge Corp
       01-01-12              5.50%              $1,597,937        $1,654,527
       06-01-14              6.50                  577,712           605,321
       06-01-15              7.50                  913,307           976,331
       04-01-17              6.00                1,912,859         1,980,369
       04-01-17              6.50                4,858,242         5,082,742
       07-01-17              6.00                2,989,856         3,095,375
       07-01-17              6.50                6,000,000         6,270,726
   Collateralized Mtge Obligation
       12-15-08              6.00                1,000,000         1,053,851
       06-15-11              5.25                2,000,000         2,070,945
       03-15-12              6.00                3,000,000         3,114,305
       12-15-13              5.50                2,000,000         2,061,632
       02-15-14              5.50                2,000,000         2,073,372
       11-15-15              5.50                4,000,000         4,136,274
       12-15-21              5.75                4,000,000         4,141,979
       02-25-42              6.00                2,000,000         2,053,220
   Interest Only
       11-15-25              0.00                2,500,000(d)        273,212
Federal Natl Mtge Assn
       03-01-14              5.50                  586,823           604,499
       04-01-14              5.50                  656,086           676,780
       04-01-14              6.00                1,417,935         1,477,819
       06-01-14              6.50                  109,757           115,133
       07-01-14              6.00                  682,090           709,892
       12-01-14              5.50                  725,431           747,284
       07-01-16              6.00                4,257,660         4,412,372
       12-01-16              5.50                2,824,505         2,891,205
       03-01-17              6.50                  999,002         1,044,390
       06-01-17              6.50               12,794,923        13,376,240
       07-01-17              6.00                3,978,028         4,116,861
       08-01-17              5.50                4,972,355         5,088,243
       03-01-29              6.50                8,290,220         8,617,381
       10-01-29              6.50                  996,077         1,030,156
       09-01-31              7.00                1,940,566         2,023,454
       09-01-31              7.50                1,921,855         2,031,025
   Collateralized Mtge Obligation
       07-30-04              5.50                7,000,000         7,280,384
       06-25-09              5.50                5,000,000         5,186,529
       09-25-10              5.00                2,000,000         2,056,012
       03-25-11              5.25                2,000,000         2,045,558
       01-25-12              5.50                1,000,000         1,037,511
       07-25-13              5.75                5,000,000         5,155,685
       07-25-21              5.50                1,000,000         1,051,267
       10-25-32              5.00                4,500,000(b)      4,642,734
       08-25-42              4.70                2,000,000         2,025,000
Govt Natl Mtge Assn
       04-15-13              7.00                1,043,297         1,115,117
       05-15-16              6.00                4,318,482         4,504,967
       10-15-28              6.50                1,164,922         1,211,976
Total                                                            126,919,655

U.S. government obligations & agencies (50.8%)
Federal Farm Credit Bank
       10-01-04              2.38                4,000,000(b)      4,000,680
       12-15-04              3.88                2,000,000         2,060,416
       06-19-07              6.75                2,440,000         2,770,120
Federal Home Loan Bank
       08-15-03              4.13                3,300,000         3,375,230
       08-13-04              6.25                2,000,000         2,148,964
       02-15-05              4.38                5,000,000         5,210,675
       08-15-05              6.88                3,000,000         3,345,060
       09-09-05              3.29                1,000,000(b)      1,000,687
Federal Home Loan Mtge Corp
       07-15-05              7.00                5,000,000         5,570,015
Federal Natl Mtge Assn
       07-29-04              3.00                5,000,000         5,031,850
Housing Urban Development
       08-01-05              2.99                3,000,000         3,004,074
Student Loan Mtge Assn
       06-30-04              5.00                9,000,000         9,429,930
       09-30-04              3.63                5,000,000         5,128,700
       03-15-06              5.25                2,000,000         2,141,674
U.S. Treasury
       06-30-04              2.88                8,525,000         8,645,458
       08-31-04              2.13               10,000,000(b)      9,992,000
       11-15-04              7.88                3,000,000         3,360,468
       05-15-05              6.75               38,150,000        42,459,767
       08-15-05             10.75               13,560,000        16,721,175
       05-15-09              5.50                  200,000(f)        221,383
       11-15-09             10.38                2,000,000(f)      2,343,124
       07-15-12              3.00                2,000,000         2,104,844
Total                                                            140,066,294

Banks and savings & loans (1.5%)
European Investment Bank
   (U.S. Dollar)
       03-15-05              4.00                4,000,000(c)      4,109,524

Financial services (0.6%)
Citibank Credit Card Insurance Trust
   Series 2001-8 Cl A
       12-07-06              4.10                1,500,000         1,544,231

Total bonds
(Cost: $267,618,155)                                            $272,639,704

Options purchased (0.1%)
Issuer          Notional        Exercise              Expiration    Value(a)
                 amount           price                  date
Call
Dec. U.S.
Treasury
Notes          $7,500,000         $110           Nov. 2002          $153,515

Put
Dec. U.S.
Treasury
Notes          7,000,000           105           Nov. 2002             6,563

Total options purchased
(Cost: $139,408)                                                    $160,078

Short-term securities (7.8%)(g)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies (6.1%) Federal Home Loan Bank Disc Nts
       09-20-02              1.72%              $5,000,000        $4,995,151
       10-09-02              1.72                  300,000           299,490
Federal Home Loan Mtge Corp Disc Nts
       10-22-02              1.65                1,600,000         1,596,113
       10-22-02              1.71               10,000,000         9,974,898
Total                                                             16,865,652

Commercial paper (1.7%)
Cargill
       09-03-02              1.83                3,100,000(e)      3,099,370
Charta
       10-04-02              1.77                1,600,000(e)      1,597,044
Total                                                              4,696,414

Total short-term securities
(Cost: $21,563,075)                                              $21,562,066

Total investments in securities
(Cost: $289,320,638)(h)                                         $294,361,848

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
131 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Federal Income Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $19,622,772.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2002, the value of foreign securities represented 1.5% of net assets.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2002.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      U.S. Treasury Bonds, Dec. 2002, 30-year                     $ 1,400,000

      Sale contracts
      U.S. Treasury Notes, Dec. 2002, 5-year                       19,800,000
      U.S. Treasury Notes, Dec. 2002, 10-year                       1,000,000

(g) At Aug. 31, 2002, cash or short-term securities were designated to cover open call options written as follows (see Note 8 to the financial statements):

                                                   Notional      Exercise        Expiration
      Issuer                                        amount         price            date         Value(a)
      U.S. Treasury Notes, Dec. 2002, 5-year     $7,500,000       $108 Nov.      2002            $264,844
      U.S. Treasury Bonds, Dec. 2002, 20-year     1,400,000        114 Nov.      2002              15,312
                                ----- --          ---------        ---           ----              ------
      Total value                                                                                $280,156
                                                                                                 --------

(h) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $289,320,643 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $5,184,491
      Unrealized depreciation                                      (143,286)
                                                                   --------
      Net unrealized appreciation                                $5,041,205
                                                                 ----------

--------------------------------------------------------------------------------
132 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Global Bond Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Bonds (95.6%)(c)
Issuer                      Coupon                Principal          Value(a)
                             rate                  amount

Australia (1.8%)
New South Wales Treasury
   (Australian Dollar)
       03-01-08              8.00%               3,800,000        $2,307,866
Westpac Banking
   (Japanese Yen)
       09-22-03               .88              220,000,000         1,868,732
Total                                                              4,176,598

Austria (2.1%)
Oesterreich Kontrollbank
   (Japanese Yen)
       03-22-10              1.80              530,000,000         4,860,185

Belgium (3.3%)
Belgium Kingdom
   (European Monetary Unit) Series 14
       04-29-04              7.25                7,300,000         7,585,076

Brazil (0.3%)
Federal Republic of Brazil
   (U.S. Dollar)
       01-11-06             10.25                1,000,000           759,000

Canada (4.4%)
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
       05-01-08              8.50                1,400,000           770,000
Govt of Canada
   (Canadian Dollar)
       12-01-03              7.50                8,600,000         5,792,596
   (U.S. Dollar)
       11-05-08              5.25                1,000,000         1,078,537
Province of British Columbia
   (Canadian Dollar)
       08-23-10              6.38                2,100,000         1,444,252
Rogers Communications
   (Canadian Dollar) Sr Nts
       07-15-07              8.75                2,000,000         1,052,608
Total                                                             10,137,993

Costa Rica (0.4%)
Republic of Costa Rica
   (U.S. Dollar)
       02-01-12              8.11                1,000,000(d)      1,015,000

Denmark (1.7%)
Govt of Denmark
   (Danish Krone)
       08-15-05              5.00               28,700,000         3,883,391

Dominican Republic (0.5%)
Dominican Republic
   (U.S. Dollar)
       09-27-06              9.50                1,000,000(d)      1,050,000

France (2.4%)
France Telecom
   (U.S. Dollar)
       03-01-06              7.70                  600,000           622,518
Govt of France
   (European Monetary Unit)
       04-25-11              6.50                4,500,000         5,012,958
Total                                                              5,635,476

Germany (20.9%)
Allgemeine Hypo Bank
   (European Monetary Unit)
       09-02-09              5.00                6,510,000(d)      6,451,901
Federal Republic of Germany
   (European Monetary Unit)
       07-15-03              6.50                3,200,000         3,219,084
       11-11-04              7.50               11,675,000        12,370,921
       08-19-05              5.00                4,400,000         4,460,657
       07-04-08              4.13                7,100,000         6,925,327
       06-20-16              6.00                2,914,364         3,196,528
       07-04-27              6.50                5,920,000         6,955,356
Hypothekenbk In Essen
   (European Monetary Unit)
       02-20-07              5.50                2,200,000         2,260,308
Kredit Fuer Wiederaufbau
   (European Monetary Unit)
       08-18-06              4.75                2,900,000         2,923,716
Total                                                             48,763,798

Greece (1.4%)
Hellenic Republic
   (European Monetary Unit)
       02-19-06              6.00                3,200,000         3,346,747

Hungary (1.6%)
Govt of Hungary
   (Hungarian Forint)
       04-12-05              7.75              650,000,000         2,494,486
       02-12-11              7.50              300,000,000         1,190,628
Total                                                              3,685,114

Italy (6.4%)
Buoni Poliennali Del Tes
   (European Monetary Unit)
       01-01-04              8.50                6,757,875         7,057,489
       11-01-26              7.25                3,075,191         3,854,469
Republic of Italy
   (Japanese Yen)
       03-27-08              3.80              400,000,000         4,014,277
Total                                                             14,926,235

Japan (2.5%)
Development Bank of Japan
   (Japanese Yen)
       06-20-12              1.40              400,000,000         3,452,419
Inter-American Development Bank
   (Japanese Yen)
       07-08-09              1.90              245,000,000         2,261,885
Total                                                              5,714,304

Malaysia (0.3%)
Petronas Capital
   (U.S. Dollar) Company Guaranty
       05-22-12              7.00                  700,000(d)        753,551

Mexico (0.9%)
United Mexican States
   (U.S. Dollar)
       01-14-11              8.38                1,900,000         2,023,500

New Zealand (0.8%)
Govt of New Zealand
   (New Zealand Dollar)
       02-15-05              6.50                4,000,000         1,895,033

Norway (2.9%)
Govt of Norway
   (Norwegian Krone)
       11-30-04              5.75               28,000,000         3,662,631
       05-16-11              6.00               23,000,000         3,010,727
Total                                                              6,673,358

Panama (0.3%)
Republic of Panama
   (U.S. Dollar)
       02-08-11              9.63                  750,000           738,750

Peru (0.4%)
Republic of Peru
   (U.S. Dollar)
       02-21-12              9.13                1,000,000(d)        847,500

Philippines (0.3%)
Republic of Philippines
   (U.S. Dollar)
       01-15-19              9.88                  700,000           693,000

Poland (0.4%)
Republic of Poland
   (U.S. Dollar)
       10-27-14              6.00                  980,000           986,174

Russia (0.4%)
Federation of Russia
   (U.S. Dollar)
       06-26-07             10.00                  900,000(d)        960,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
133 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                      Coupon               Principal          Value(a)
                             rate                 amount

Singapore (0.7%)
PSA
   (U.S. Dollar)
       08-01-05              7.13%              $1,500,000(d)     $1,677,731

Spain (3.7%)
Govt of Spain
   (European Monetary Unit)
       07-30-09              5.15                8,550,000         8,702,070

United Kingdom (2.6%)
European Investment Bank
   (British Pound)
       12-07-06              7.63                1,500,000         2,564,136
United Kingdom Treasury
   (British Pound)
       06-10-03              8.00                2,250,000         3,589,383
Total                                                              6,153,519

United States (32.2%)
Allied Waste North America
   (U.S. Dollar) Company Guaranty Series B
       04-01-08              8.88                1,200,000         1,206,000
AT&T Wireless Services
   (U.S. Dollar) Sr Nts
       03-01-11              7.88                  700,000           595,000
Bayerische Landesbank
   (U.S. Dollar) Sub Nts
       12-01-08              5.88                  800,000           874,745
Citicorp
   (European Monetary Unit)
       09-19-09              6.25                3,000,000         1,576,922
Del Monte
   (U.S. Dollar) Company Guaranty Series B
       05-15-11              9.25                  700,000           707,000
DTE Burns Harbor LLC
   (U.S. Dollar) Sr Nts
       01-30-03              6.57                   66,840(d)         63,324
Federal Natl Mtge Assn
   (U.S. Dollar)
       08-15-04              6.50                1,000,000         1,080,026
       02-15-08              5.75                5,700,000         6,245,963
       09-01-15              5.50                2,300,000(b)      2,342,047
       03-01-29              6.50                1,574,307         1,628,169
       08-01-29              6.00                2,300,000(b)      2,337,016
Ford Motor Credit
   (Japanese Yen)
       02-07-05              1.20              400,000,000         3,270,891
   (U.S. Dollar)
       09-10-02              6.55                3,000,000         3,002,887
GMAC
   (U.S. Dollar)
       09-15-06              6.13                1,000,000         1,008,960
HCA
   (U.S. Dollar)
       06-01-06              7.13                1,300,000         1,373,843
Household Finance
   (U.S. Dollar)
       05-09-05              8.00                1,300,000         1,397,443
IBM
   (Japanese Yen)
       04-14-03               .90              190,000,000         1,608,427
Intl Paper
   (European Monetary Unit)
       08-11-06              5.38                1,800,000         1,775,636
J.P. Morgan Chase
   (U.S. Dollar) Sub Nts
       02-01-11              6.75                1,000,000         1,060,998
KFW Intl Finance
   (British Pound)
       12-07-05              6.38                1,300,000         2,116,162
L-3 Communications
   (U.S. Dollar) Sr Sub Nts
       06-15-12              7.63                  720,000(d)        745,200
LaBranche
   (U.S. Dollar) Sr Sub Nts
       03-02-07             12.00                  900,000           972,000
Morgan Stanley, Dean Witter
   (European Monetary Unit)
       03-16-06              5.25                1,100,000         1,099,013
Northwest Airlines
   (U.S. Dollar) Company Guaranty 1st Series 1996
       01-02-15              7.67                  894,489           846,795
NRG Energy
   (U.S. Dollar)
       04-01-31              8.63                  800,000           168,000
Railcar Leasing
   (U.S. Dollar)
       01-15-13              7.13                3,000,000(d)      3,321,899
Starwood Hotels Resorts
   (U.S. Dollar)
       05-01-12              7.88                1,000,000(d)        977,500
TRAINS 10-2002
   (U.S. Dollar)
       01-15-12              6.85                1,368,000(d,g)    1,474,978
TRAINS 5-2002
   (U.S. Dollar)
       01-25-07              5.89                1,374,000(d,h)    1,432,766
U.S. Treasury (U.S. Dollar)
       01-31-04              3.00                6,500,000         6,601,562
       02-15-05              7.50                2,800,000         3,145,187
       08-15-10              5.75                1,500,000         1,684,454
       11-15-16              7.50               10,700,000        13,658,378
       02-15-26              6.00                1,500,000(f)      1,677,422
Washington Mutual
   (U.S. Dollar) Sr Nts
       01-15-07              5.63                1,000,000         1,044,986
Zurich Capital Trust I
   (U.S. Dollar) Company Guaranty
       06-01-37              8.38                1,000,000(d)        835,675
Total                                                             74,957,274

Total bonds
(Cost: $218,163,684)                                            $222,601,127

Short-term securities (5.7%)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies (5.2%) Federal Home Loan Bank Disc Nts
       10-09-02              1.72%              $1,100,000        $1,098,129
       10-09-02              1.73                1,000,000           998,299
       10-11-02              1.73                  200,000           199,631
       10-25-02              1.68                  500,000           498,746
Federal Home Loan Mtge Corp Disc Nts
       09-10-02              1.72                1,000,000           999,476
       09-17-02              1.71                1,400,000         1,398,803
       09-24-02              1.69                  500,000           499,413
       10-10-02              1.73                  900,000           898,404
       10-15-02              1.64                  400,000           399,162
       10-22-02              1.71                  500,000           498,745
Federal Natl Mtge Assn Disc Nts
       09-11-02              1.73                1,700,000         1,699,083
       10-16-02              1.73                2,600,000         2,594,771
       10-30-02              1.68                  300,000           299,202
Total                                                             12,081,864

Commercial paper (0.5%)
Cargill
       09-03-02              1.83                1,200,000(e)      1,199,756

Total short-term securities
(Cost: $13,280,781)                                              $13,281,620

Total investments in securities
(Cost: $231,444,465)(i)                                         $235,882,747

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
134 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,670,613.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      Type of security                                           Notional amount
      Purchase contracts
      Euro-Bond, Sept. 2002, 10-year                              $4,200,000

      Sale contracts
      U.S. Treasury Notes, Dec. 2002, 10-year                      7,200,000

(g) Represents ownership in cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(h) Represents ownership in cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 3.5 to 7 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 25, 2007.

(i) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $231,472,105 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $ 9,345,467
      Unrealized depreciation                                   (4,934,825)
                                                                ----------
      Net unrealized appreciation                              $ 4,410,642
                                                               -----------
--------------------------------------------------------------------------------
135 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Growth Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                           Shares               Value(a)

Aerospace & defense (1.7%)
Boeing                                           20,000               $741,400
General Dynamics                                  5,500                432,520
Lockheed Martin                                   8,700                550,884
Raytheon                                         13,300                465,500
United Technologies                               4,900                291,011
Total                                                                2,481,315

Automotive & related (0.3%)
Dana                                              9,000                152,460
Sonic Automotive                                 12,400(b)             252,960
Total                                                                  405,420

Banks and savings & loans (0.1%)
Mitsubishi Tokyo
   Financial Group                                   23(c)             158,875

Beverages & tobacco (4.3%)
Coca-Cola                                        23,230              1,184,730
Coca-Cola Enterprises                            44,200                893,282
Pepsi Bottling Group                             13,600                397,120
PepsiCo                                          14,067                556,350
Philip Morris                                    63,400              3,170,000
Total                                                                6,201,482

Building materials & construction (0.8%)
Centex                                            9,180                463,498
Masco                                            18,900                456,624
Technip-Coflexip                                  3,200(c)             244,783
Total                                                                1,164,905

Chemicals (0.7%)
Airgas                                           10,000(b)             154,000
Akzo Nobel                                        5,200(c)             193,888
Crompton                                         13,100                146,065
Dow Chemical                                      4,500                135,990
Eastman Chemical                                  3,100                139,097
Lyondell Chemical                                16,300                233,579
Total                                                                1,002,619

Communications equipment & services (1.8%)
AT&T Wireless Services                           35,400(b)             174,876
EchoStar Communications
   Cl A                                          53,800(b)             957,640
Marvell Technology Group                          9,444(b,c)           180,003
Motorola                                        112,300              1,347,600
Total                                                                2,660,119

Computer software & services (2.5%)
Brocade Communications
   Systems                                        9,000(b)             130,230
Microsoft                                        41,523(b)           2,039,610
Network Associates                              106,900(b)           1,389,700
Total                                                                3,559,540

Computers & office equipment (8.9%)
Apple Computer                                   69,700(b)           1,028,075
BEA Systems                                      10,100(b)              61,711
Cisco Systems                                   173,400(b)           2,396,388
Computer Associates Intl                            300                  3,360
Comverse Technology                              24,000(b)             196,320
Dell Computer                                    96,400(b)           2,566,168
EMC                                             169,100(b)           1,143,116
Hewlett-Packard                                 216,279              2,904,627
Siebel Systems                                   57,500(b)             487,025
Sun Microsystems                                428,800(b)           1,582,272
Unisys                                           64,800(b)             576,720
Total                                                               12,945,782

Electronics (2.7%)
Applied Materials                                39,700(b)             530,392
AVX                                              11,200                137,536
Intel                                            90,640              1,510,969
KLA-Tencor                                       15,850(b)             520,990
Micron Technology                                21,000(b)             362,250
Natl Semiconductor                               10,102(b)             161,531
Taiwan Semiconductor
   Mfg ADR                                       41,220(c)             336,767
Texas Instruments                                14,247                280,666
Vishay Intertechnology                            8,200(b)             117,424
Total                                                                3,958,525

Energy (1.1%)
Apache                                            3,504                192,930
Conoco                                            7,300                179,215
ConocoPhillips                                    5,754                302,545
Devon Energy                                      7,500                352,501
Grant Prideco                                    11,303(b)             110,882
Lukoil Holding ADR                                3,175(c)             202,089
Tatneft ADR                                       6,103(c)              81,536
YUKOS ADR                                         1,638(c)             211,302
Total                                                                1,633,000

Energy equipment & services (1.8%)
BJ Services                                      14,208(b)             433,486
Noble                                             4,700(b)             145,700
Schlumberger                                     17,474                753,828
Transocean                                       50,800              1,244,600
Total                                                                2,577,614

Financial services (3.7%)
CIT Group                                         3,274(b)              71,210
Citigroup                                        67,500              2,210,624
Daiwa Securities Group                           12,000(c)              62,346
Doral Financial                                   3,700(c)             156,843
Fannie Mae                                        8,373                634,506
Freddie Mac                                       6,622                424,470
Merrill Lynch                                     1,950                 70,629
Nomura Holdings                                  76,000(c)           1,001,881
SLM                                               7,535                690,583
Total                                                                5,323,092

Food (1.0%)
Archer-Daniels-Midland                           26,300                320,597
ConAgra Foods                                    17,700                465,333
Kellogg                                           9,400                302,304
Kraft Foods Cl A                                  7,800                310,206
Total                                                                1,398,440

Furniture & appliances (0.6%)
Matsushita Electric Industrial                   36,000(b,c)           433,281
Mohawk Inds                                       9,584(b)             474,408
Total                                                                  907,689

Health care (17.8%)
Abbott Laboratories                              47,043              1,883,131
Allergan                                          5,100                299,472
Amgen                                            23,895(b)           1,075,992
Barr Laboratories                                21,800(b)           1,541,478
Bristol-Myers Squibb                             40,300              1,005,485
Forest Laboratories                               5,100(b)             372,300
Genzyme-General Division                         43,600(b)             901,648
GlaxoSmithKline ADR                              14,900(c)             564,561
Laboratory Corp
   America Holdings                              19,740(b)             620,823
MedImmune                                        37,245(b)             956,079
Merck & Co                                       46,900              2,369,388
Pfizer                                          233,946              7,738,933
Pharmacia                                        38,100              1,664,970
Schering-Plough                                  22,600                521,608
Takeda Chemical Inds                              6,000(c)             253,532
Waters                                           34,200(b)             854,316
Wyeth                                            74,700              3,197,160
Total                                                               25,820,876

Health care services (8.9%)
AdvancePCS                                       32,400(b)             627,264
AmerisourceBergen                                11,770                853,443
Anthem                                           19,981(b)           1,261,001
Cardinal Health                                  22,000              1,426,480
Caremark Rx                                     117,800(b)           1,908,360
HCA                                              11,442                532,625
Humana                                           32,400(b)             430,920
McKesson                                         55,400              1,858,116
Tenet Healthcare                                  8,224(b)             387,926
UnitedHealth Group                               26,244              2,318,658
Wellpoint Health Networks                        17,958(b)           1,335,536
Total                                                               12,940,329

Household products (2.4%)
Energizer Holdings                                5,500(b)             156,860
Gillette                                         57,100              1,800,363
Newell Rubbermaid                                29,270              1,012,742
Procter & Gamble                                  5,100                452,115
Total                                                                3,422,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
136 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund

Issuer                                           Shares               Value(a)

Indexes (2.0%)
Nasdaq-100 Index Tracking                       125,000(b)          $2,933,750

Industrial equipment & services (0.2%)
AGCO                                              7,700(b)             147,224
Illinois Tool Works                               2,250                154,170
Total                                                                  301,394

Insurance (1.9%)
ACE                                               3,960(c)             125,968
American Intl Group                              30,725              1,929,529
Prudential Financial                             14,200(b)             428,840
Travelers Property
   Casualty Cl A                                  4,100(b)              64,452
Travelers Property
   Casualty Cl B                                  8,319(b)             135,517
Total                                                                2,684,306

Leisure time & entertainment (5.4%)
AOL Time Warner                                 410,300(b)           5,190,295
Hotels.com Cl A                                  20,600(b)             857,784
Mattel                                           22,600                439,118
Ticketmaster Cl B                                14,700(b)             236,523
Viacom Cl B                                      26,800(b)           1,090,760
Total                                                                7,814,480

Media (3.1%)
American Greetings Cl A                           6,152                102,738
Clear Channel Communications                      8,800(b)             300,784
Cox Communications Cl A                          33,600(b)             868,560
Fox Entertainment Group Cl A                     14,700(b)             328,251
Reader's Digest Assn Cl A                         9,200                157,136
Tribune                                          10,800                450,468
USA Interactive                                 105,100(b)           2,251,242
Total                                                                4,459,179

Metals (3.3%)
AngloGold ADR                                    13,500(c)             313,470
Barrick Gold                                     58,200(c)             935,274
Freeport-McMoRan
   Copper & Gold Cl B                            62,000(b)           1,016,180
Gold Fields ADR                                  27,800(c)             327,206
Harmony Gold Mining                              22,700(c)             323,475
Newmont Mining                                   40,100              1,142,449
Placer Dome                                      65,400(c)             652,038
Total                                                                4,710,092

Multi-industry conglomerates (5.7%)
Cendant                                         113,500(b)           1,624,185
General Electric                                135,044              4,071,577
Honeywell Intl                                   21,200                634,940
Monsanto                                         30,363                557,768
Xerox                                           193,700(b)           1,357,837
Total                                                                8,246,307

Real estate investment trust (0.8%)
Equity Office Properties Trust                   11,400                317,832
Equity Residential                               11,400                318,288
Simon Property Group                             12,800                455,552
Total                                                                1,091,672

Retail (7.5%)
Albertson's                                       9,600                246,912
AnnTaylor Stores                                 12,200(b)             325,740
AutoNation                                       11,000(b)             145,200
AutoZone                                         14,073(b)           1,018,182
Big Lots                                          8,600                144,910
Circuit City Stores-
   Circuit City Group                           180,400              2,514,776
CVS                                              21,400                628,946
Dollar General                                   59,900                897,302
Expedia Cl A                                      5,900(b)             297,596
Home Depot                                       69,109              2,275,759
Limited Brands                                    7,700                117,733
Lowe's Companies                                  8,800                364,144
PETsMART                                          2,034(b)              33,988
Safeway                                           8,600(b)             222,052
Seven-Eleven Japan                                4,000(c)             146,755
Staples                                          52,100(b)             724,190
Wal-Mart Stores                                  14,500                775,460
Total                                                               10,879,645

Textiles & apparel (0.1%)
Reebok Intl                                       5,300(b)             129,638

Utilities -- gas (1.1%)
Kinder Morgan                                    34,074              1,403,508
Kinder Morgan
   Management LLC                                 5,000                160,050
Total                                                                1,563,558

Utilities -- telephone (0.7%)
AT&T                                             52,400                640,328
SBC Communications                               16,100                398,314
Total                                                                1,038,642

Total common stocks
(Cost: $142,336,927)                                              $134,414,365

Bond (0.1%)
Issuer                     Coupon                 Principal            Value(a)
                            rate                   amount

Siebel Systems
   Cv
       09-15-06              5.50%                $150,000            $138,750

Total bond
(Cost: $144,667)                                                      $138,750

Option purchased (0.2%)

Issuer                    Contracts    Exercise       Expiration      Value(a)
                                         price           date
Call
Nasdaq
    100 Index               1,760         $24          Oct. 2002      $255,200

Total option purchased
(Cost: $295,680)                                                      $255,200

Short-term securities (8.8%)
Issuer                   Annualized                Amount              Value(a)
                        yield on date            payable at
                         of purchase              maturity

U.S. government agencies Federal Home Loan Bank Disc Nt
       10-18-02              1.63%              $2,700,000          $2,693,814
Federal Home Loan Mtge Corp Disc Nts
       10-04-02              1.65                1,400,000           1,397,761
       10-15-02              1.64                6,200,000           6,187,009
Federal Natl Mtge Assn Disc Nt
       09-30-02              1.70                2,500,000           2,496,340

Total short-term securities
(Cost: $12,775,705)                                                $12,774,924

Total investments in securities
(Cost: $155,552,979)(d)                                           $147,583,239

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 4.8% of net assets.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $166,348,957 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $  4,028,251
      Unrealized depreciation                                      (22,793,969)
                                                                   -----------
      Net unrealized depreciation                                 $(18,765,718)
                                                                  ------------

--------------------------------------------------------------------------------
137 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - International Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)(c)
Issuer                                           Shares               Value(a)

Australia (0.8%)

Retail
Woolworths LTD                                1,065,550             $7,044,140

Finland (3.0%)

Communications equipment & services (2.2%)
Nokia                                         1,435,809             19,178,290

Paper & packaging (0.8%)
Stora Enso                                      647,671              7,152,024

France (11.2%)

Banks and savings & loans (4.2%)
BNP Paribas                                     549,508             25,630,198
Societe Generale Cl A                           173,879             10,308,122
Total                                                               35,938,320

Energy (4.0%)
TotalFinaElf                                    246,431             35,139,522

Health care (1.7%)
Aventis                                         257,382             15,157,490

Leisure time & entertainment (1.3%)
Accor                                           326,239             11,357,960

Germany (6.0%)

Automotive & related (1.1%)
DaimlerChrysler                                 213,131              9,211,403

Banks and savings & loans (1.4%)
Deutsche Bank                                   194,296             12,040,605

Health care (2.2%)
Schering                                        369,275             20,428,765

Insurance (0.5%)
Allianz                                          31,366              4,029,335

Utilities -- electric (0.8%)
RWE                                             179,359              6,587,355

Italy (2.0%)

Banks and savings & loans
IntesaBci                                     4,262,812             10,409,542
Unicredito Italiano                           1,798,772              6,809,254
Total                                                               17,218,796

Japan (19.3%)

Automotive & related (1.3%)
Nissan Motor                                    817,000              5,967,376
Toyota Motor                                    217,000              5,371,695
Total                                                               11,339,071

Banks and savings & loans (1.8%)
Mitsubishi Tokyo
   Financial Group                                  922              6,368,810
Mitsui Fudosan                                1,194,000              9,164,088
Total                                                               15,532,898

Chemicals (0.6%)
Shin-Etsu Chemical                              142,400              5,140,404

Communications equipment & services (1.1%)
NTT DoCoMo                                        4,324              9,190,301

Computers & office equipment (1.3%)
Canon                                            86,000              2,944,883
Nomura Research Institute                        65,100              8,246,970
Total                                                               11,191,853

Electronics (1.8%)
Hitachi                                         538,000              2,872,298
Keyence                                          27,000              4,711,593
Rohm                                             41,000              5,595,074
Tokyo Electron                                   62,000              2,860,372
Total                                                               16,039,337

Financial services (1.4%)
Nomura Holdings                                 633,000              8,344,613
Sumitomo Trust & Banking                        915,000              3,951,250
Total                                                               12,295,863

Furniture & appliances (0.5%)
Matsushita Electric Industrial                  364,000              4,380,956

Health care (1.2%)
Fujisawa Pharmaceutical                         121,000              2,571,754
Takeda Chemical Inds                            179,000              7,563,699
Total                                                               10,135,453

Household products (0.8%)
Kao                                             315,000              7,213,132

Industrial equipment & services (0.5%)
Amada                                           290,000              1,259,647
SMC                                              27,200              2,720,803
Total                                                                3,980,450

Insurance (0.5%)
Millea Holdings                                     534(b)           4,332,712

Media (0.8%)
Dentsu                                              775              3,359,760
Sony                                             89,000              3,880,825
Total                                                                7,240,585

Multi-industry conglomerates (2.2%)
Mitsubishi                                      688,000              4,607,363
Secom                                           100,000              4,613,503
Sumitomo Chemical                             2,474,000              9,890,575
Total                                                               19,111,441

Retail (1.5%)
Ito-Yokado                                      167,000              7,112,976
Seven-Eleven Japan                              171,000              6,273,774
Total                                                               13,386,750

Textiles & apparel (0.3%)
Asahi Glass                                     464,000              2,802,041

Transportation (1.0%)
East Japan Railway                                  896              4,307,511
Yamato Transport                                268,000              4,554,632
Total                                                                8,862,143

Utilities -- electric (0.3%)
Tokyo Electric Power                            116,900              2,410,665

Utilities -- telephone (0.4%)
Nippon Telegraph & Telephone                        922              3,623,768

Luxembourg (1.1%)

Metals
Arcelor                                         799,992(b)           9,728,445

Mexico (1.2%)

Financial services (0.8%)

Grupo Financiero BBVA
   Bancomer Cl B                              8,681,260(b)           6,902,558

Retail (0.4%)
Wal-Mart de Mexico                            1,342,701              3,624,669

Netherlands (6.8%)

Energy (2.3%)
Royal Dutch Petroleum                           456,587             20,597,640

Food (1.0%)
Unilever                                        142,805              8,437,943

Industrial equipment & services (1.1%)
Koninklijke (Royal)
   Philips Electronics                          489,857              9,800,214

Insurance (1.0%)
ING Groep                                       389,222              8,496,863

Transportation (0.8%)
TPG                                             353,468              6,971,051

Utilities -- telephone (0.6%)
Koninklijke (Royal)                             996,690              5,463,966

Portugal (1.7%)

Utilities -- telephone
Portugal Telecom                              2,299,163             14,859,058

Singapore (0.6%)

Banks and savings & loans
United Overseas Bank                            734,000              5,536,774

South Korea (0.8%)

Communications equipment & services
SK Telecom ADR                                  320,000              6,963,200

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
138 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - International Fund

Issuer                                           Shares               Value(a)
Spain (3.3%)

Banks and savings & loans (1.2%)
Banco Santander
   Central Hispano                            1,585,199            $10,586,856

Beverages & tobacco (0.8%)
Altadis                                         310,096              6,991,514

Utilities -- electric (1.3%)
Endesa                                          962,863             11,425,783

Switzerland (9.2%)

Banks and savings & loans (1.8%)
Credit Suisse Group                             182,962(b)           4,254,930
UBS                                             237,842(b)          11,205,057
Total                                                               15,459,987

Chemicals (1.4%)
Syngenta                                        215,730             11,953,055

Food (1.8%)
Nestle                                           74,434             15,971,045

Health care (2.4%)
Novartis                                        530,072             21,510,884

Insurance (1.8%)
Swiss Reinsurance                               222,831             15,739,379

Taiwan (0.2%)

Banks and savings & loans (0.2%)
Chinatrust Financial Holding                  2,479,000(b)           1,932,816

Electronics (--%)
United Microelectronics                         350,550                287,647

United Kingdom (27.6%)

Airlines (0.7%)
British Airways                               2,530,160(b)           5,949,137

Banks and savings & loans (3.6%)
Lloyds TSB Group                                917,978              7,937,915
Royal Bank of
   Scotland Group                               983,750             23,480,809
Total                                                               31,418,724

Building materials & construction (1.0%)
Invensys                                      7,609,112              9,063,315

Communications equipment & services (2.9%)
GlaxoSmithKline                               1,360,076             25,583,450

Energy (3.8%)
BP                                            4,335,529             33,566,693

Financial services (2.1%)
HSBC Holdings                                 1,574,471             17,913,470

Food (1.1%)
Compass Group                                 1,919,842              9,755,808

Health care (0.2%)
Amersham                                        150,872              1,327,955

Media (1.9%)
British Sky
   Broadcasting Group                         1,738,194(b)          16,401,760

Metals (1.8%)
BHP Billiton                                  1,407,116              6,638,839
Rio Tinto                                       528,222              9,265,991
Total                                                               15,904,830

Multi-industry conglomerates (1.4%)
Rentokil Initial                              3,429,726             12,640,222

Retail (3.4%)
Next                                            491,516              6,409,551
Signet Group                                  3,819,254              4,962,725
Tesco                                         5,550,590             18,159,834
Total                                                               29,532,110

Utilities -- gas (1.4%)
Centrica                                      4,167,606             12,120,119

Utilities -- telephone (2.3%)
Vodafone Group                               12,349,040             19,771,331

Total common stocks
(Cost: $912,333,082)                                              $828,884,099

Short-term securities (6.3%)
Issuer                    Annualized              Amount             Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies Federal Home Loan Bank Disc Nts
       09-20-02              1.72%                $200,000            $199,806
       10-09-02              1.65                1,100,000           1,097,983
       10-11-02              1.73                2,000,000           1,996,305
Federal Home Loan Mtge Corp Disc Nts
       09-09-02              1.68                3,200,000           3,198,507
       10-01-02              1.64               16,300,000          16,276,238
       10-04-02              1.65                5,000,000           4,992,003
Federal Natl Mtge Assn Disc Nts
       09-30-02              1.63                1,100,000           1,098,456
       10-01-02              1.65               16,200,000          16,176,241
       11-06-02              1.64               10,000,000           9,970,130

Total short-term securities
(Cost: $55,006,748)                                                $55,005,669

Total investments in securities
(Cost: $967,339,830)(d)                                           $883,889,768

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $979,259,896 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  10,779,991
      Unrealized depreciation                                     (106,150,119)
                                                                  ------------
      Net unrealized depreciation                                $ (95,370,128)
                                                                 -------------

--------------------------------------------------------------------------------
139 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Managed Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (62.0%)
Issuer                                           Shares               Value(a)

Aerospace & defense (0.7%)
Boeing                                          125,000             $4,633,750
General Dynamics                                 55,000              4,325,200
Lockheed Martin                                  70,000              4,432,400
United Technologies                             115,000              6,829,850
Total                                                               20,221,200

Airlines (--%)
Northwest Airlines Cl A                         120,000(b)           1,220,400

Automotive & related (0.9%)
Ford Motor                                      430,000              5,061,100
General Motors                                  145,000              6,939,700
Navistar Intl                                   270,000              6,750,000
Sonic Automotive                                 90,000(b)           1,836,000
Tower Automotive                                475,000(b)           3,785,750
Total                                                               24,372,550

Banks and savings & loans (8.2%)
Bank of America                                 615,000             43,099,200
Bank of New York                                150,000              5,272,500
Bank One                                        415,000             16,994,250
FleetBoston Financial                           895,000             21,596,350
J.P. Morgan Chase                               770,000             20,328,000
Mellon Financial                                475,000             13,133,750
PNC Financial
   Services Group                               360,000             16,592,400
U.S. Bancorp                                  1,120,000             24,068,800
Wachovia                                        600,000             22,110,000
Washington Mutual                               201,000              7,599,810
Wells Fargo                                     580,000             30,270,200
Total                                                              221,065,260

Beverages & tobacco (2.8%)
Anheuser-Busch                                  230,000             12,226,800
Coca-Cola                                       130,000              6,630,000
PepsiCo                                         400,000             15,820,000
Philip Morris                                   830,000             41,500,000
Total                                                               76,176,800

Building materials & construction (1.0%)
Centex                                          175,000              8,835,750
Fleetwood Enterprises                           400,000              1,940,000
Masco                                           435,000             10,509,600
Temple-Inland                                   110,000              5,626,500
Total                                                               26,911,850

Chemicals (1.3%)
Dow Chemical                                    195,000              5,892,900
du Pont (EI) de Nemours                         490,000             19,751,900
Praxair                                         125,000              7,003,750
Solutia                                         480,000              3,120,000
Total                                                               35,768,550

Communications equipment & services (1.6%)
EchoStar
   Communications Cl A                          135,000(b)           2,403,000
Fairchild Semiconductor
   Intl Cl A                                     85,000(b)           1,025,950
Lucent Technologies                             785,000(b)           1,358,050
Motorola                                        805,000              9,660,000
Teradyne                                        165,000(b)           2,087,250
Verizon Communications                          840,000             26,040,000
Total                                                               42,574,250

Computer software & services (0.4%)
Microsoft                                       140,000(b)           6,876,800
Network Associates                              270,000(b)           3,510,000
Total                                                               10,386,800

Computers & office equipment (2.3%)
Apple Computer                                  630,000(b)           9,292,500
Cisco Systems                                   180,000(b)           2,487,600
Computer Associates Intl                        745,000              8,344,000
Comverse Technology                             305,000(b)           2,494,900
Dell Computer                                   130,000(b)           3,460,600
Hewlett-Packard                               1,640,000             22,025,200
Intl Business Machines                           60,000              4,522,800
SABRE Holdings Cl A                             100,000(b)           2,691,000
Sun Microsystems                              1,955,000(b)           7,213,950
Total                                                               62,532,550

Electronics (0.7%)
Advanced Micro Devices                          205,000(b)           1,814,250
Agilent Technologies                             70,000(b)             940,100
Amphenol Cl A                                    75,000(b)           2,911,500
Flextronics Intl                                825,000(b,c)         7,812,750
Intel                                           150,000              2,500,500
Micron Technology                               165,000(b)           2,846,250
Natl Semiconductor                               70,000(b)           1,119,300
Total                                                               19,944,650

Energy (5.7%)
Burlington Resources                            215,000              8,271,050
ChevronTexaco                                   600,000             45,978,000
Conoco                                        1,265,000             31,055,750
ConocoPhillips                                  460,000             24,186,800
Exxon Mobil                                     895,000             31,727,750
FirstEnergy                                     320,000             10,560,000
Grant Prideco                                   364,800(b)           3,578,688
Total                                                              155,358,038

Energy equipment & services (0.8%)
Schlumberger                                    300,000             12,942,000
Transocean                                      395,000              9,677,500
Total                                                               22,619,500

Financial services (6.7%)
Capital One Financial                            60,000              2,140,200
CIT Group                                       130,000(b)           2,827,500
Citigroup                                     1,825,000             59,768,750
Fannie Mae                                      360,000             27,280,800
Freddie Mac                                     475,000             30,447,500
Household Intl                                  155,000              5,597,050
Lehman Brothers Holdings                        210,000             11,972,100
MBNA                                            410,000              8,282,000
Merrill Lynch                                   390,000             14,125,800
Morgan Stanley                                  415,000             17,728,800
Total                                                              180,170,500

Food (0.6%)
General Mills                                   290,000             12,206,100
Kraft Foods Cl A                                135,000              5,368,950
Total                                                               17,575,050

Furniture & appliances (0.7%)
Black & Decker                                  150,000              6,730,500
Leggett & Platt                                 145,000              3,356,750
Maytag                                          175,000              5,712,000
Miller (Herman)                                 250,000              3,872,500
Total                                                               19,671,750

Health care (4.5%)
Abbott Laboratories                             315,000             12,609,450
Biomet                                          145,000              3,894,700
Bristol-Myers Squibb                            645,000             16,092,750
Genzyme-General Division                        300,000(b)           6,204,000
Guidant                                         120,000(b)           4,416,000
Johnson & Johnson                                75,000              4,073,250
Merck & Co                                      360,000             18,187,200
Pfizer                                          710,000             23,486,800
Pharmacia                                       197,000              8,608,900
Schering-Plough                                 495,000             11,424,600
Waters                                           85,000(b)           2,123,300
Wyeth                                           235,000             10,058,000
Total                                                              121,178,950

Health care services (1.8%)
Cardinal Health                                 250,000             16,210,000
Caremark Rx                                     480,000(b)           7,776,000
HCA                                             205,000              9,542,750
McKesson                                        260,000              8,720,400
Universal Health Services Cl B                  120,000(b)           5,486,400
Total                                                               47,735,550

Household products (2.0%)
Avon Products                                   235,200             11,463,648
Gillette                                        430,000             13,557,900
Kimberly-Clark                                  160,000              9,574,400
Newell Rubbermaid                               125,000              4,325,000
Procter & Gamble                                165,000             14,627,250
Total                                                               53,548,198

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
140 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                                           Shares               Value(a)

Industrial equipment & services (0.7%)
Caterpillar                                      90,000             $3,927,600
Ingersoll-Rand Cl A                             145,000(c)           5,444,750
Kennametal                                      120,000              4,170,000
Milacron                                        255,000              1,746,750
Parker-Hannifin                                  70,000              2,839,200
Total                                                               18,128,300

Insurance (3.1%)
AFLAC                                           145,000              4,438,450
Allstate                                        445,000             16,562,900
American Intl Group                             580,000             36,424,000
Hartford Financial
   Services Group                               135,000              6,752,700
John Hancock
   Financial Services                            60,000              1,821,000
MetLife                                         500,000             13,460,000
Travelers Property
   Casualty Cl A                                 78,847(b)           1,239,475
Travelers Property
   Casualty Cl B                                161,997(b)           2,638,931
Total                                                               83,337,456

Leisure time & entertainment (1.0%)
AOL Time Warner                               1,705,000(b)          21,568,250
Viacom Cl B                                     125,000(b)           5,087,500
Total                                                               26,655,750

Media (1.3%)
Clear Channel
   Communications                               230,000(b)           7,861,400
Comcast Cl A                                    188,200(b)           4,484,806
Disney (Walt)                                   510,000              7,996,800
McGraw-Hill Companies                            50,000              3,170,500
Tribune                                          65,000              2,711,150
USA Interactive                                 400,000(b)           8,568,000
Total                                                               34,792,656

Metals (0.5%)
Alcan                                            90,000(c)           2,534,400
Alcoa                                           230,000              5,770,700
Phelps Dodge                                    170,000              5,492,700
Total                                                               13,797,800

Miscellaneous (--%)
Prime Succession Holdings                        87,115(b,j)                --

Multi-industry conglomerates (2.7%)
Cendant                                       1,145,000(b)          16,384,950
General Electric                                770,000             23,215,500
Honeywell Intl                                  455,000             13,627,250
Monsanto                                         33,606                617,342
Textron                                         245,000              9,518,250
Tyco Intl                                       235,000(c)           3,687,150
Xerox                                           720,000(b)           5,047,200
Total                                                               72,097,642

Paper & packaging (0.3%)
Bowater                                          95,000              3,883,600
Intl Paper                                      135,000              5,082,750
Total                                                                8,966,350

Real estate investment trust (1.1%)
Apartment Investment &
   Management Cl A                              135,000              5,892,750
Equity Office Properties Trust                  620,000             17,285,600
Starwood Hotels & Resorts
   Worldwide                                    210,000              5,413,800
Total                                                               28,592,150

Restaurants & lodging (0.7%)
McDonald's                                      355,000              8,434,800
Wendy's Intl                                    285,000             10,177,350
Total                                                               18,612,150

Retail (2.9%)
AutoNation                                      260,000(b)           3,432,000
AutoZone                                         89,600(b)           6,482,560
Best Buy                                        175,000(b)           3,710,000
BJ's Wholesale Club                             145,000(b)           3,559,750
Circuit City Stores-
   Circuit City Group                           370,000              5,157,800
CVS                                             320,000              9,404,800
Dollar General                                  255,000              3,819,900
Federated Dept Stores                           115,000(b)           4,128,500
Home Depot                                      275,000              9,055,750
Safeway                                         365,000(b)           9,424,300
Sears, Roebuck & Co                             180,000              8,191,800
Staples                                         100,000(b)           1,390,000
Target                                          345,000             11,799,000
Total                                                               79,556,160

Textiles & apparel (0.2%)
Liz Claiborne                                   160,000              4,515,200

Transportation (0.1%)
Union Pacific                                    45,000              2,724,750

Utilities -- electric (1.9%)
Dominion Resources                              215,000             13,482,650
Duke Energy                                     660,000             17,707,800
TXU                                             335,000             16,200,600
Xcel Energy                                     350,000              3,381,000
Total                                                               50,772,050

Utilities -- telephone (2.8%)
ALLTEL                                          175,000              7,360,500
AT&T                                          1,693,400             20,693,348
BellSouth                                       770,000             17,956,400
Davel Communications                            383,987(b)              11,520
KT                                              245,000(c)           5,563,950
Liberty Media Cl A                              940,000(b)           7,858,400
SBC Communications                              715,000             17,689,100
Total                                                               77,133,218

Total common stocks
(Cost: $1,895,068,403)                                          $1,678,714,028

Preferred stocks & other (0.4%)
Issuer                                           Shares               Value(a)

Asia Pulp & Paper
   Warrants                                       1,300(b,c,d,j)           $--
Century Maintenance Supply
   13.25% Pay-in-kind Series C                   17,577(g)           1,650,041
Ford Motor Capital Trust I
   6.50% Cm Cv                                  200,000              9,190,000
Intermedia Communications
   13.50% Pay-in-kind Series B                       --(g)                   8
Mexico Value
   Rights                                         1,000(b,c)               240
Mexico Value Recovery Series B
   Rights                                     2,000,000(b,c)                 2
Mexico Value Recovery Series C
   Rights                                     2,000,000(b,c)                 2
Mexico Value Recovery Series D
   Rights                                     2,000,000(b,c)                 2
Mexico Value Recovery Series E
   Rights                                     2,000,000(b,c)                 2
Paxson Communications
   13.25% Pay-in-kind                                 9(g)               5,138
Pegasus Satellite
   12.75% Cm Series B                                 1                    151

Total preferred stocks & other
(Cost: $11,405,550)                                                $10,845,586

Bonds (33.6%)
Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Government obligations & agencies (2.4%)
Resolution Funding Corp
   Zero Coupon
       07-15-20              6.56%              $5,000,000(e)       $1,812,685
U.S. Treasury
       07-31-04              2.25               30,000,000          30,072,660
       11-15-16              7.50               15,000,000          19,147,260
   Zero Coupon
       11-15-21              6.26               35,000,000(e)       12,416,950
United Mexican States
   (U.S. Dollar) Series A
       12-31-19              6.25                2,000,000(c)        1,940,000
Total                                                               65,389,555

Mortgage-backed securities (9.5%)
Federal Home Loan Mtge Corp
       04-01-17              6.00               19,827,430          20,527,186
       04-01-22              6.50               24,640,895          25,635,055
       08-01-24              8.00                  868,091             933,407
       05-01-32              6.50               15,978,236          16,532,935
       07-01-32              7.00                9,900,248          10,313,415
   Collateralized Mtge Obligation
       03-15-15              5.50               14,368,000          14,839,020
       12-15-16              5.50                6,425,000           6,584,007
       01-15-17              6.00               15,479,900          16,206,366

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
141 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
       06-01-10              6.50%              $2,691,551          $2,826,259
       08-01-11              8.50                1,448,174           1,571,458
       04-01-14              5.50               19,647,507          20,239,349
       12-01-16              5.00               10,586,528          10,670,724
       04-01-22              8.00                  817,549             880,561
       04-01-23              8.50                1,125,367           1,226,155
       05-01-23              6.50                1,054,843           1,095,833
       05-01-24              6.00                3,341,332           3,439,945
       06-01-24              9.00                  614,133             678,390
       02-01-25              8.50                  519,669             565,023
       05-01-25              8.50                  382,456             415,834
       09-01-25              6.50                2,201,061           2,282,561
       11-01-25              7.50                1,729,575           1,831,008
       03-01-26              7.00                2,748,227           2,872,380
       04-01-28              6.00               12,444,834          12,766,475
       10-01-28              6.00               12,060,537          12,372,247
       11-01-28              6.00               19,179,857          19,675,568
       03-01-29              6.50                4,031,137           4,169,199
       05-01-29              6.50               13,202,677          13,654,381
       08-01-29              6.00                5,000,000(k)        5,080,469
       11-01-29              6.50                8,971,794           9,278,746
       03-01-32              6.50                6,833,461           7,064,285
   Collateralized Mtge Obligation
       03-25-24              6.50                6,212,360           6,710,136
Govt Natl Mtge Assn
       12-15-08              7.00                4,434,508           4,749,214
Total                                                              257,687,591

Aerospace & defense (0.6%)
Alliant Techsystems
   Company Guaranty
       05-15-11              8.50                1,650,000           1,728,375
L-3 Communications
   Sr Sub Nts
       06-15-12              7.63                1,635,000(d)        1,692,225
Northrop Grumman
       03-01-06              7.00                3,750,000           4,082,216
Systems 2001 Asset Trust
       09-15-13              6.66                7,251,158(d)        7,762,486
Transdigm
   Company Guaranty
       12-01-08             10.38                  500,000             510,000
   Sr Sub Nts
       12-01-08             10.38                  215,000(d)          219,300
Total                                                               15,994,602

Airlines (1.3%)
Continental Airlines
       04-01-15              7.46                3,459,717           3,111,467
   Series 1974B
       01-02-17              6.90                4,762,699           4,240,679
   Series 1996A
       10-15-13              6.94                3,902,252           3,744,718
   Series 1998A
       09-15-17              6.65                5,407,498           4,852,097
Delta Air Lines
       09-18-11              7.11                8,000,000           8,025,447
Southwest Airlines
       11-01-06              5.50                7,000,000           7,139,860
Wilmington Trust
   Sub Nts
       05-01-08              6.63                3,200,000           3,497,434
Total                                                               34,611,702

Automotive & related (1.0%)
DaimlerChrysler North America Holding
   Company Guaranty
       01-15-12              7.30               10,000,000          10,749,250
Dana
       08-15-11              9.00                1,000,000             955,000
Delco Remy Intl
   Sr Nts
       12-15-07              8.63                  385,000             338,800
Ford Motor Credit
       10-28-09              7.38                5,000,000           5,015,300
       02-01-11              7.38                4,000,000           3,885,168
Hertz
   Sr Nts
       06-01-12              7.63                4,300,000           4,041,871
Lear
   Company Guaranty Series B
       05-15-09              8.11                1,100,000           1,155,000
Total                                                               26,140,389

Banks and savings & loans (1.4%)
Bank of America
       05-16-05              7.88                7,000,000           7,853,860
Bank United
   Medium-term Notes Series A
       03-15-09              8.00                3,500,000           3,983,431
BB&T
   Sub Nts
       08-01-11              6.50                4,250,000           4,668,697
Capital One Bank
       05-15-08              6.70                3,300,000           2,917,200
   Sr Nts
       06-15-05              8.25                3,500,000           3,194,905
Provident Trust 1
   Company Guaranty
       04-15-28              8.29                5,500,000           4,991,052
Union Planters Bank
   Sub Nts
       03-15-08              6.50                7,000,000           7,265,552
Union Planters Capital
   Company Guaranty
       12-15-26              8.20                2,600,000           2,775,128
Total                                                               37,649,825

Beverages & tobacco (--%)
Constellation Brands
   Sr Sub Nts Series B
       01-15-12              8.13                1,200,000           1,236,000

Building materials & construction (1.1%)
Associated Materials
   Sr Sub Nts
       04-15-12              9.75                  935,000(d)          949,025
Collins & Aikman Floor Cover
   Sr Sub Nts
       02-15-10              9.75                  205,000(d)          205,000
Dayton Superior
   Company Guaranty
       06-15-09             13.00                  800,000             768,000
Louisiana Pacific
   Sr Nts
       11-15-08             10.88                  380,000             399,475
   Sr Sub Nts
       08-15-05              8.50                1,200,000           1,207,478
Masco
       05-03-04              6.00                7,000,000           7,298,235
Meritage
   Company Guaranty
       06-01-11              9.75                1,000,000           1,000,000
Pulte Homes
   Company Guaranty
       08-01-11              7.88                4,000,000           4,358,616
Schuler Homes
   Company Guaranty
       07-15-09              9.38                  750,000             755,625
Standard Pacific
   Sr Sub Nts
       04-15-12              9.25                1,500,000           1,432,500
Tech Olympic USA
   Sr Sub Nts
       07-01-12             10.38                1,050,000(d)          963,375
Tyco Intl Group
   (U.S. Dollar)
       10-15-11              6.38                1,500,000(c)        1,237,500
WCI Communities
   Company Guaranty
       02-15-11             10.63                1,600,000           1,600,000
Weyerhaeuser
       03-15-07              6.13                2,000,000(d)        2,102,020
       03-15-12              6.75                1,600,000(d)        1,702,560
       03-15-32              7.38                3,500,000(d)        3,713,360
Total                                                               29,692,769

Chemicals (0.5%)
Airgas
   Company Guaranty
       10-01-11              9.13                1,050,000           1,113,000
Allied Waste North America
   Company Guaranty Series B
       04-01-08              8.88                1,000,000           1,005,000
       08-01-09             10.00                  550,000             541,750
Compass Minerals Group
   Company Guaranty
       08-15-11             10.00                  225,000             234,000
Equistar Chemical/Funding
   Company Guaranty
       09-01-08             10.13                1,250,000           1,200,000
Georgia Gulf
       11-15-05              7.63                  500,000             521,374

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
142 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Chemicals (cont.)
Huntsman Intl LLC
   Sr Nts
       03-01-09              9.88%                $180,000(d)         $184,500
IMC Global
   Company Guaranty Series B
       06-01-08             10.88                  610,000             658,800
Noveon
   Company Guaranty Series B
       02-28-11             11.00                1,200,000           1,284,000
Resolution Performance
   Sr Sub Nts
       11-15-10             13.50                1,825,000           2,071,375
Waste Management
   Sr Nts
       10-01-07              7.13                4,500,000           4,679,797
Total                                                               13,493,596

Communications equipment & services (1.4%)
AT&T Wireless Services
   Sr Nts
       03-01-11              7.88                5,500,000           4,675,000
Cingular Wireless
       12-15-31              7.13                5,000,000(d)        4,200,595
Deutsche Telekom Intl Finance
   (U.S. Dollar)
       06-15-10              8.00                6,250,000(c)        6,768,850
EchoStar DBS
   Sr Nts
       02-01-09              9.38                  750,000             746,250
GT Group Telecom
   (U.S. Dollar)
       06-30-08              9.89                1,900,000(b,c)        570,000
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
       02-01-10             12.75                  825,000(b)           24,750
Qwest
       11-01-04              7.20                1,485,000           1,336,500
Rogers Communications
   (U.S. Dollar) Sr Nts
       01-15-06              9.13                  173,000(c)          148,780
Telefonica Europe
   (U.S. Dollar) Company Guaranty
       09-15-10              7.75                6,500,000(c)        6,860,562
Verizon Global Funding
       12-01-05              6.75                5,000,000           5,129,250
       12-01-10              7.25                4,000,000           3,989,572
       06-15-32              7.75                4,000,000           3,825,960
Total                                                               38,276,069

Energy (1.3%)
Anadarko Finance
   Company Guaranty Series B
       05-01-11              6.75                6,000,000           6,604,428
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
       05-01-08              8.50                1,750,000(c)          962,500
Conoco Funding
   Company Guaranty
       10-15-06              5.45                5,000,000           5,258,555
El Paso Energy Partners
   Company Guaranty Series B
       06-01-11              8.50                1,150,000           1,132,750
Encore Acquisition
   Company Guaranty
       06-15-12              8.38                  270,000(d)          271,350
Forest Oil
   Sr Nts
       06-15-08              8.00                  795,000             810,900
Hanover Equipment Trust
   Sr Nts
       09-01-11              8.75                  625,000(d)          575,000
Luscar Coal
   (U.S. Dollar) Sr Nts
       10-15-11              9.75                1,260,000(c)        1,348,200
Magnum Hunter Resources
   Sr Nts
       03-15-12              9.60                1,340,000(d)        1,366,800
Marathon Oil
       06-01-07              5.38                8,000,000           8,327,680
Newfield Exploration
   Sr Sub Nts
       08-15-12              8.38                1,135,000           1,129,325
Phillips Petroleum
       05-25-05              8.50                4,000,000           4,523,052
Tesoro Petroleum
   Sr Sub Nts
       04-01-12              9.63                  445,000(d)          327,075
Westport Resources
   Company Guaranty
       11-01-11              8.25                  295,000             303,850
XTO Energy
   Sr Nts
       04-15-12              7.50                1,575,000           1,638,000
Total                                                               34,579,465

Energy equipment & services (0.2%)
Global Marine
       09-01-07              7.13                4,500,000           4,958,010
Key Energy Services
   Sr Nts
       03-01-08              8.38                  905,000             932,150
Total                                                                5,890,160

Financial services (1.7%)
Citigroup
   Sub Nts
       08-27-12              5.63                2,500,000           2,536,750
Countrywide Home Loan
   Company Guaranty
       06-15-04              6.85                8,000,000           8,441,600
Credit Suisse First Boston USA
       01-15-12              6.50                7,000,000           7,323,771
GMAC
       09-15-11              6.88                9,000,000           8,966,142
Household Finance
       10-15-11              6.38                5,500,000           5,303,408
Indah Kiat Finance Mauritius
   (U.S. Dollar) Company Guaranty
       07-01-07             10.00                  535,000(b,c)        144,450
LaBranche
   Sr Nts
       08-15-04              9.50                2,140,000           2,302,554
   Sr Sub Nts
       03-02-07             12.00                  480,000             518,400
Morgan Stanley
       06-15-05              7.75                5,000,000           5,547,810
Nationwide Credit
   Sr Nts Series A
       01-15-08             10.25                2,500,000(b)          100,000
Travelers Group
         Sr Nts
       01-15-06              6.75                4,000,000           4,311,776
Total                                                               45,496,661

Food (0.1%)
B&G Foods
   Company Guaranty Series D
       08-01-07              9.63                1,020,000           1,037,850
Del Monte
   Company Guaranty Series B
       05-15-11              9.25                1,600,000           1,616,000
Fleming Companies
   Company Guaranty
       06-15-10              9.25                  750,000             723,750
Total                                                                3,377,600

Furniture & appliances (--%)
Falcon Products
   Company Guaranty Series B
       06-15-09             11.38                  720,000             561,600
Interface
   Company Guaranty
       04-01-08              7.30                  810,000             699,638
   Sr Nts
       02-01-10             10.38                   60,000              60,375
Total                                                                1,321,613

Health care services (0.2%)
Coventry Health Care
   Sr Nts
       02-15-12              8.13                  370,000             381,100
Insight Healthcare Services
   Company Guaranty Series B
       11-01-11              9.88                  250,000             244,375
Omnicare
   Company Guaranty Series B
       03-15-11              8.13                  866,000             900,640
Paracelsus Healthcare Escrow
   Sr Sub Nts
       08-15-06                --                2,000,000(b,j)             --

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
143 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Health care services (cont.)
Triad Hospitals Holdings
   Company Guaranty Series B
       05-15-09             11.00%              $1,530,000          $1,683,000
Vanguard Health Systems
   Company Guaranty
       08-01-11              9.75                1,125,000           1,136,250
Total                                                                4,345,365

Household products (--%)
Revlon Consumer Products
   Company Guaranty
       12-01-05             12.00                  800,000             736,000

Industrial equipment & services (0.1%)
Joy Global
   Company Guaranty Series B
       03-15-12              8.75                1,500,000           1,530,000
Motors & Gears
   Sr Nts Series D
       11-15-06             10.75                1,460,000           1,343,200
Terex
   Company Guaranty Series D
       04-01-08              8.88                  825,000             808,500
Total                                                                3,681,700

Insurance (0.9%)
American General Institute Capital
   Company Guaranty Series A
       12-01-45              7.57               10,000,000(d)       11,087,720
Americo Life
   Sr Sub Nts
       06-01-05              9.25                2,500,000           2,450,000
Executive Risk Capital
   Company Guaranty Series B
       02-01-27              8.68                3,000,000           3,378,144
New England Mutual
       02-15-24              7.88                2,000,000(d)        2,172,300
Principal Mutual
       03-01-44              8.00                2,500,000(d)        2,581,298
Zurich Capital Trust I
   Company Guaranty
       06-01-37              8.38                3,750,000(d)        3,133,781
Total                                                               24,803,243

Leisure time & entertainment (0.7%)
AMC Entertainment
   Sr Sub Nts
       03-15-09              9.50                  720,000             667,800
       02-01-12              9.88                  275,000             253,000
Ameristar Casinos
   Company Guaranty
       02-15-09             10.75                  450,000             487,125
Argosy Gaming
   Sr Sb Nts
       09-01-11              9.00                1,040,000           1,073,800
Choctaw Resort Development Enterprises
   Sr Nts
       04-01-09              9.25                1,475,000           1,519,250
Harrahs Operating
   Company Guaranty
       02-01-11              8.00                7,000,000           7,680,638
HMH Properties
   Company Guaranty Series A
       08-01-05              7.88                1,200,000           1,176,000
MGM Mirage
       02-06-08              6.88                1,030,000           1,020,181
Pinnacle Entertainment
   Company Guaranty Series B
       02-15-07              9.25                  750,000(d)          667,500
Resorts Intl Hotel/Casino
   Company Guaranty
       03-15-09             11.50                  400,000             360,500
Six Flags
   Sr Nts
       02-01-10              8.88                  700,000             607,250
Station Casinos
   Sr Nts
       02-15-08              8.38                  750,000             780,000
Steinway Musical Instruments
   Company Guaranty
       04-15-11              8.75                  600,000             603,000
United Artists Theatre
   Series 1995A
       07-01-15              9.30                1,640,669           1,542,229
Total                                                               18,438,273

Media (1.2%)
American Media Operation
   Company Guaranty Series B
       05-01-09             10.25                  880,000             910,800
Belo (AH)
       11-01-08              8.00                1,900,000           2,010,789
Charter Communications Holdings LLC/Capital
   Sr Nts
       10-01-09             10.75                  900,000             630,000
       11-15-09              9.63                  565,000             392,675
       01-15-10             10.25                  550,000             382,250
Coaxial Communications/Phoenix
   Company Guaranty
       08-15-06             10.00                  850,000             726,750
Comcast Cable Communications
       11-15-08              6.20                3,100,000           2,898,500
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
       03-01-12              8.75                  845,000(c)          851,338
CSC Holdings
   Sr Nts
       07-15-08              7.25                  550,000             453,750
   Sr Nts Series B
       04-01-11              7.63                  525,000             438,375
Cumulus Media
   Company Guaranty
       07-01-08             10.38                  825,000             862,125
Harcourt General
       08-01-27              7.20                5,000,000           5,063,999
Mediacom Broadband LLC
   Company Guaranty
       07-15-13             11.00                  345,000             315,675
Radio One
   Company Guaranty Series B
       07-01-11              8.88                1,500,000           1,548,750
Rogers Cablesystems
   (U.S. Dollar) Company Guaranty
       12-01-07             10.00                1,500,000(c)        1,462,500
       12-01-15             11.00                1,350,000(c)        1,316,250
Salem Communication Holding
   Company Guaranty Series B
       07-01-11              9.00                  975,000           1,001,813
Sinclair Broadcast Group
   Company Guaranty
       12-15-11              8.75                  655,000             666,463
       03-15-12              8.00                  510,000             504,900
Time Warner Companies
       02-01-24              7.57                1,775,000           1,465,417
Time Warner Entertainment
   Sr Nts
       07-15-33              8.38                5,000,000           4,735,714
Walt Disney
       06-01-07              5.38                3,500,000           3,553,585
Total                                                               32,192,418

Metals (0.3%)
AK Steel
   Company Guaranty
       06-15-12              7.75                1,570,000(d)        1,562,149
Alcoa
       01-15-13              5.38                5,000,000           5,104,800
Great Lakes Carbon
   Company Guaranty
   Pay-in-kind Series B
       05-15-08             10.25                  780,569(g)          544,447
Imexsa Export Trust
   (U.S. Dollar)
       05-31-03             10.13                  635,899(c,d)        317,950
Jorgensen Earle M.
       06-01-12              9.75                  770,000             755,563
Oregon Steel Mills
   1st Mtge
       07-15-09             10.00                  615,000(d)          630,375
Total                                                                8,915,284

Miscellaneous (0.4%)
Advanced Accessory/ASS Cap
   Company Guaranty Series B
       10-01-07              9.75                1,000,000             915,000
EOP Operating LP
   Sr Nts
       07-15-11              7.00                8,000,000           8,494,120
Eott Energy Partners LP/Energy Finance
   Company Guaranty
       10-01-09             11.00                  500,000(b)          200,000
ISG Resources
       04-15-08             10.00                1,765,000           1,765,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
144 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Miscellaneous (cont.)

Prime Succession Holding
   Cv Pay-in-kind
       08-29-04             14.25%                 $61,863(b,g,j)          $--
Von Hoffman
   Company Guaranty
       03-15-09             10.25                  105,000(d)          103,425
Von Hoffman Press
   Sr Sub Nts
       05-15-07             10.88                  600,000(d)          537,750
Total                                                               12,015,295

Paper & packaging (1.1%)
Abitibi-Consolidated
   (U.S. Dollar)
       08-01-05              8.30                8,000,000(c)        8,273,440
Berry Plastics
   Sr Sub Nts
       07-15-12             10.75                  565,000(d)          567,825
Crown Paper
   Sr Sub Nts
       09-01-05             11.00                1,000,000(b)           80,000
Domtar
   (U.S. Dollar)
       10-15-11              7.88                5,100,000(c)        5,702,427
Fort James
   Sr Nts
       09-15-07              6.88                  600,000             546,000
Graphic Packaging
   Company Guaranty
       02-15-12              8.63                  985,000             999,775
Intl Paper
       07-08-05              8.13                6,000,000           6,670,620
Pliant
   Sr Sub Nts
       06-01-10             13.00                  475,000             477,375
Quno
   (U.S. Dollar) Sr Nts
       05-15-05              9.13                2,500,000(c)        2,537,685
Silgan Holdings
   Sr Sub Deb
       06-01-09              9.00                1,600,000           1,656,000
Stone Container
   Sr Nts
       02-01-08              9.25                1,200,000           1,248,000
       07-01-12              8.38                  605,000(d)          612,563
Tembec Inds
 (U.S. Dollar)
   Company Guaranty
       06-30-09              8.63                1,250,000(c)        1,259,375
Total                                                               30,631,085

Real estate investment trust (0.1%)
Meristar Hospitality
   Company Guaranty
       01-15-11              9.13                1,400,000           1,316,000
RFS Partnership LP
   Company Guaranty
       03-01-12              9.75                  350,000             350,000
Total                                                                1,666,000

Restaurants & lodging (0.1%)
Extended Stay America
   Sr Sub Nts
       06-15-11              9.88                  880,000             851,400
Park Place Entertainment
   Sr Sub Nts
       05-15-11              8.13                1,550,000           1,575,188
Starwood Hotels Resorts
       05-01-12              7.88                1,000,000(d)          977,500
Total                                                                3,404,088

Retail (0.6%)
Albertson's
   Sr Nts
       02-15-11              7.50                5,000,000           5,657,220
Flooring America
   Company Guaranty
       10-15-07              9.25                1,849,000(b)              185
Kroger
   Company Guaranty
       03-01-08              7.45                6,075,000           6,848,147
United Auto Group
   Sr Sub Nts
       03-15-12              9.63                1,000,000(d)        1,010,000
Wal-Mart CRAVE 401
       07-17-06              7.00                2,434,507(d)        2,588,465
Total                                                               16,104,017

Transportation (0.8%)
ArvinMeritor
       03-01-12              8.75                6,150,000           6,476,749
Enterprise Rent-A-Car USA Finance
       01-15-11              8.00                5,000,000(d)        5,607,330
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
       06-15-04              9.25                5,120,000(b,c)      2,713,600
Interpool
       08-01-07              7.20                  175,000             163,593
       08-01-07              7.35                2,100,000           1,963,605
TFM Sa De Cv
   (U.S. Dollar)
       06-15-12             12.50                  225,000(c,d)        216,000
Union Pacific
       01-15-11              6.65                5,300,000           5,785,279
Total                                                               22,926,156

Utilities -- electric (2.0%)
Cleveland Electric Illuminating
   1st Mtge Series B
       05-15-05              9.50                9,000,000           9,049,194
CMS Energy
   Sr Nts
       04-15-11              8.50                  500,000             385,000
Constellation Energy Group
       04-01-12              7.00                7,000,000           7,275,380
Duke Capital
   Sr Nts
       10-01-09              7.50                4,500,000           4,493,115
Exelon
   Sr Nts
       05-01-11              6.75                7,000,000           7,426,300
IPALCO Enterprises
       11-14-11              7.63                6,000,000           5,272,434
Kansas City Power & Light
       03-15-07              6.00                4,000,000(d)        4,247,280
Northern States Power
   1st Mtge
       08-29-12              8.00                9,000,000(d)        9,092,340
NRG Energy
   Sr Nts
       07-15-06              6.75                2,500,000             575,000
       04-01-11              7.75                4,000,000             880,000
Public Service Electric & Gas
   1st & Ref Mtge (AMBAC Insured)
       01-01-16              6.75                2,600,000(f)        2,918,672
Salton Sea Funding
   Series C
       05-30-10              7.84                1,325,000           1,175,633
Sithe Independence Funding
   Series A
       12-30-13              9.00                1,500,000           1,669,665
Westar Energy
   1st Mtge
       05-01-07              7.88                  560,000(d)          533,959
Total                                                               54,993,972

Utilities -- gas (0.8%)
Columbia Energy Group
   Series E
       11-28-10              7.32                7,000,000           6,761,167
Dynegy-Roseton Danskamme
   Company Guaranty Series A
       11-08-10              7.27                5,000,000           2,500,000
El Paso
   Sr Nts
       05-15-09              6.75                1,900,000           1,615,000
       12-15-12              7.38                1,500,000           1,245,000
       08-01-31              7.80                2,000,000           1,636,102
Southern Natural Gas
       03-01-32              8.00                2,000,000           1,895,094
Southwest Gas
       02-15-11              8.38                6,000,000           6,490,320
Transcontinental Gas Pipeline
   Series B
       08-15-11              7.00                  600,000             525,000
Total                                                               22,667,683

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
145 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                      Coupon              Principal            Value(a)
                             rate                amount

Utilities -- telephone (1.6%)
360 Communications
       04-01-09              7.60%              $3,000,000          $3,168,198
Adelphia Business Solutions
   Sr Nts Series B
       09-01-04             12.25                1,570,000(b)           62,800
CenturyTel
   Sr Nts
       10-15-12              7.75                4,000,000           4,016,608
Citizens Communications
   Sr Nts
       08-15-08              7.63                6,000,000           5,280,000
Dobson/Sygnet Communications
   Sr Nts
       12-15-08             12.25                1,975,000           1,244,250
France Telecom
   (U.S. Dollar)
       09-01-02              8.25                4,000,000(c,i)      4,144,600
       09-01-02              9.00                3,500,000(c,i)      3,693,620
Nextel Communications
   Sr Nts
       02-01-11              9.50                2,335,000           1,774,600
SBC Communications
       08-15-12              5.88                3,200,000           3,219,776
Sprint Capital
       01-30-11              7.63                1,500,000           1,264,460
       03-15-12              8.38                  750,000             646,377
Vodafone Group
   Company Guaranty
       05-01-08              6.65                7,000,000           7,464,408
   (U.S. Dollar)
       02-15-10              7.75                5,000,000(c)        5,537,250
WorldCom
       05-15-11              7.50                1,500,000(b)          206,250
       05-15-31              8.25                7,000,000(b)          962,500
Total                                                               42,685,697

Total bonds
(Cost: $909,850,601)                                              $911,043,873

Short-term securities (5.8%)
Issuer                     Annualized             Amount              Value(a)
                          yield on date         payable at
                           of purchase           maturity

U.S. government agencies (4.9%) Federal Home Loan Bank Disc Nts
       09-11-02              1.71%                $500,000            $499,731
       10-02-02              1.70               25,000,000          24,964,266
Federal Home Loan Mtge Corp Disc Nts
       09-10-02              1.72                1,400,000           1,399,266
       10-01-02              1.64               15,000,000          14,978,134
       10-09-02              1.65                4,400,000           4,391,933
       10-15-02              1.64               26,100,000          26,045,306
       10-22-02              1.70               15,000,000          14,962,458
Federal Natl Mtge Assn Disc Nts
       09-30-02              1.70               14,000,000          13,979,506
       10-02-02              1.64               20,000,000          19,969,934
       10-23-02              1.64               10,000,000           9,976,612
Total                                                              131,167,146

Commercial paper (0.9%)
Caterpillar Financial Services
       10-16-02              1.75                4,300,000           4,290,176
Park Avenue Receivables
       10-17-02              1.71                3,400,000(h)        3,391,994
Pfizer
       10-07-02              1.70               17,100,000(h)       17,069,315
Total                                                               24,751,485

Total short-term securities
(Cost: $155,921,691)                                              $155,918,631

Total investments in securities
(Cost: $2,972,246,245)(l)                                       $2,756,522,118

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
146 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2002, the value of foreign securities represented 3.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) The following abbreviation is used in the portfolio security description(s) to identify the insurer of the issue:

      AMBAC --  American Municipal Bond Association Corporation

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2002.

(j)   Negligible market value.

(k) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,063,229.

(l) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $3,010,697,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 106,612,511
      Unrealized depreciation                                    (360,788,219)
                                                                 ------------
      Net unrealized depreciation                               $(254,175,708)
                                                                -------------

--------------------------------------------------------------------------------
147 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - New Dimensions Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (99.0%)
Issuer                                           Shares               Value(a)

Aerospace & defense (0.8%)
Boeing                                          116,600             $4,322,362
Lockheed Martin                                 145,500              9,213,060
United Technologies                             186,000             11,046,540
Total                                                               24,581,962

Airlines (1.6%)
Southwest Airlines                            3,400,025             48,314,355

Automotive & related (0.3%)
General Motors                                  220,700             10,562,702

Banks and savings & loans (5.4%)
Bank of America                               1,351,600             94,720,128
Washington Mutual                               362,000             13,687,220
Wells Fargo                                   1,102,500             57,539,475
Total                                                              165,946,823

Beverages & tobacco (4.3%)
Anheuser-Busch                                  433,700             23,055,492
PepsiCo                                         470,700             18,616,185
Philip Morris                                 1,759,100             87,955,000
Total                                                              129,626,677

Chemicals (1.8%)
Air Products & Chemicals                        493,900             23,168,849
du Pont (EI) de Nemours                         415,200             16,736,712
Waste Management                                585,700             14,894,351
Total                                                               54,799,912

Communications equipment & services (1.1%)
Motorola                                        919,300             11,031,600
Nokia ADR Cl A                                  389,100(c)           5,171,139
Verizon Communications                          549,700             17,040,700
Total                                                               33,243,439

Computer software & services (4.3%)
Automatic Data Processing                       389,200             14,700,084
Brocade
   Communications Systems                       251,000(b)           3,631,970
Electronic Arts                                 126,300(b)           7,989,738
Microsoft                                     2,002,400(b)          98,357,888
SunGard Data Systems                            312,300(b)           7,698,195
Total                                                              132,377,875

Computers & office equipment (5.6%)
Cisco Systems                                 2,748,100(b)          37,978,742
Dell Computer                                   994,900(b)          26,484,238
Fiserv                                          238,700(b)           8,786,547
Intl Business Machines                          566,500             42,702,770
MicroStrategy Cl A                                    1(b)                   6
State Street                                  1,286,800             55,744,176
Total                                                              171,696,479

Electronics (4.3%)
Applied Materials                             1,282,700(b)          17,136,872
Intel                                         2,017,100             33,625,057
Maxim Integrated Products                       639,900(b)          20,227,239
Samsung Electronics                              40,000(c)          11,015,433
Texas Instruments                             2,499,700             49,244,090
Total                                                              131,248,691

Energy (5.6%)
ChevronTexaco                                   908,300             69,603,029
ConocoPhillips                                  271,600             14,280,728
Exxon Mobil                                   2,205,596             78,188,378
Murphy Oil                                      100,000              8,565,000
Total                                                              170,637,135

Energy equipment & services (1.6%)
Schlumberger                                    772,000             33,304,080
Transocean                                      275,600              6,752,200
Weatherford Intl                                183,800(b)           7,506,392
Total                                                               47,562,672

Financial services (9.5%)
Citigroup                                     2,975,933             97,461,805
Fannie Mae                                      735,100             55,705,878
MBNA                                          2,018,025             40,764,105
Morgan Stanley                                  826,680             35,315,770
Paychex                                         342,700              8,019,180
SLM                                             560,300             51,351,495
Total                                                              288,618,233

Food (0.2%)
General Mills                                   130,800              5,505,372

Health care (7.7%)
Amgen                                           501,900(b)          22,600,557
Forest Laboratories                             216,400(b)          15,797,200
Johnson & Johnson                             1,482,650             80,522,722
Medtronic                                     1,286,500             52,978,070
Pfizer                                        1,868,750             61,818,250
Quest Diagnostics                                38,600(b)           2,163,530
Total                                                              235,880,329

Health care services (6.6%)
Cardinal Health                                 920,725             59,699,809
HCA                                           1,480,000             68,894,000
UnitedHealth Group                              833,200             73,613,220
Total                                                              202,207,029

Household products (2.0%)
Gillette                                        312,300              9,846,819
Procter & Gamble                                578,700             51,301,755
Total                                                               61,148,574

Indexes (1.1%)
Nasdaq-100 Index Tracking                     1,470,800(b)          34,519,676

Industrial equipment & services (2.9%)
Caterpillar                                     919,200             40,113,888
Deere & Co                                      216,400              9,937,088
Illinois Tool Works                             551,500             37,788,780
Total                                                               87,839,756

Insurance (3.5%)
American Intl Group                             734,060             46,098,968
Marsh & McLennan                              1,249,800             60,802,769
Travelers Property
   Casualty Cl A                                     --(b)                   2
Travelers Property
   Casualty Cl B                                     --(b)                   8
Total                                                              106,901,747

Leisure time & entertainment (3.9%)
AOL Time Warner                                 500,800(b)           6,335,120
Intl Game Technology                            183,900(b)          11,894,652
Mattel                                          551,400             10,713,702
Viacom Cl B                                   2,205,317(b)          89,756,402
Total                                                              118,699,876

Media (2.5%)
eBay                                            367,000(b)          20,742,840
Gannett                                         363,586             27,617,993
USA Interactive                                 881,900(b)          18,890,298
USA Networks                                    370,000(d)           7,925,400
Total                                                               75,176,531

Metals (1.3%)
Alcoa                                           827,600             20,764,484
Newmont Mining                                  163,100              4,646,719
Nucor                                           270,100             13,515,804
Total                                                               38,927,007

Multi-industry conglomerates (6.3%)
3M                                              735,100             91,850,745
Cendant                                         995,600(b)          14,247,036
General Electric                              2,534,100             76,403,115
Robert Half Intl                                489,000(b)           8,469,480
Total                                                              190,970,376

Paper & packaging (0.4%)
Intl Paper                                      361,500             13,610,475

Restaurants & lodging (1.0%)
Marriott Intl Cl A                              962,700             31,509,171

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
148 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund

Issuer                                           Shares               Value(a)

Retail (9.8%)
Bed Bath & Beyond                               225,900(b)          $7,242,354
Best Buy                                        441,700(b)           9,364,040
Costco Wholesale                              1,098,200(b)          36,690,862
Home Depot                                      919,050             30,264,317
Kohl's                                           93,000(b)           6,483,960
Target                                        1,929,600             65,992,320
Wal-Mart Stores                               2,297,600            122,875,648
Walgreen                                        441,300             15,335,175
Total                                                              294,248,676

Transportation (1.2%)
Union Pacific                                   451,700             27,350,435
United Parcel Service Cl B                      128,500              8,212,435
Total                                                               35,562,870

Utilities -- electric (2.4%)
Dominion Resources                            1,173,300             73,577,643

Total common stocks
(Cost: $3,190,793,634)                                          $3,015,502,063

Preferred stock (0.7%)
Issuer                                           Shares               Value(a)

Utilities -- electric
TXU
   8.75% Cv                                     420,000            $21,042,000

Total preferred stock
(Cost: $22,025,143)                                                $21,042,000

Short-term securities (0.2%)
Issuer                    Annualized              Amount              Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies Federal Home Loan Mtge Corp Disc Nt
       09-03-02              1.72%                $700,000            $699,866
Federal Natl Mtge Assn Disc Nts
       09-30-02              1.63                4,400,000           4,393,824
       10-01-02              1.65                  200,000             199,707

Total short-term securities
(Cost: $5,293,640)                                                  $5,293,397

Total investments in securities
(Cost: $3,218,112,417)(e)                                       $3,041,837,460

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 0.5% of net assets.

(d)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2002, is as follows:

                                Acquisition
      Security                     date                                Cost
      USA Networks               05-02-02                           $10,545,000

(e) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $3,218,122,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 253,866,015
      Unrealized depreciation                                     (430,150,984)
                                                                  ------------
      Net unrealized depreciation                                $(176,284,969)
                                                                 -------------

--------------------------------------------------------------------------------
149 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Partners Small Cap Value Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (87.4%)
Issuer                                           Shares               Value(a)

Aerospace & defense (0.3%)
Curtiss-Wright                                    2,700               $148,230
United Defense Inds                               1,050(b)              23,573
Total                                                                  171,803

Airlines (--%)
Continental Airlines Cl B                           660(b)               6,712

Automotive & related (1.4%)
BorgWarner                                          530                 31,927
CSK Auto                                          2,080(b)              26,312
Lear                                                700(b)              32,620
Strattec Security                                 5,400(b)             251,910
Tower Automotive                                  1,430(b)              11,397
Wescast Inds Cl A                                16,500(c)             550,275
Total                                                                  904,441

Banks and savings & loans (0.7%)
Astoria Financial                                 1,140                 38,167
First Federal Capital                             1,340                 26,371
First Midwest Bancorp                             1,260                 36,162
Fulton Financial                                  2,050                 38,335
Greater Bay Bancorp                                 740                 18,648
Irwin Financial                                   1,300                 23,660
MAF Bancorp                                         900                 32,157
PFF Bancorp                                         520                 16,770
Provident Financial Group                         1,150                 33,304
Sky Financial Group                               2,070                 42,352
Trustmark                                         2,060                 51,150
Washington Federal                                1,300                 33,332
Whitney Holding                                     740                 24,516
Total                                                                  414,924

Building materials & construction (2.0%)
Alexander & Baldwin                              18,870                431,934
Florida Rock Inds                                10,800                364,608
Keith                                            24,700(b)             228,475
Lafarge North America                               710                 24,147
Louisiana-Pacific                                 3,320(b)              25,730
Simpson Mfg                                       6,400(b)             196,480
Total                                                                1,271,374

Chemicals (1.9%)
Albemarle                                        12,460                384,142
Cabot                                               390                  9,298
Cambrex                                             680                 26,051
Crompton                                          3,810                 42,482
Ferro                                             1,140                 29,811
Georgia Gulf                                        920                 23,460
Olin                                              2,200                 41,800
Spartech                                          2,050                 43,870
TETRA Technologies                               30,000(b)             615,299
Total                                                                1,216,213

Communications equipment & services (3.3%)
Catapult Communications                          14,700(b)             171,549
CIENA                                           123,100(b)             499,662
CommScope                                        43,000(b)             290,680
ECtel                                            25,600(b,c)           244,224
Fairchild Semiconductor
   Intl Cl A                                      1,950(b)              23,537
Metro One
   Telecommunications                            23,700(b)             288,903
Peco II                                          65,900(b)             123,233
REMEC                                            41,600(b)             171,392
Somera Communications                            92,400(b)             254,100
Total                                                                2,067,280

Computer software & services (--%)
Lawson Software                                   2,920(b)              13,140

Computers & office equipment (5.4%)
American Management
   Systems                                        6,400(b)              96,000
Answerthink                                      79,900(b)             163,795
Brooktrout                                       25,000(b)             127,750
Cognex                                            1,300(b)              20,475
Comverse Technology                             114,200(b)             934,156
eFunds                                           45,700(b)             467,511
FileNet                                           2,960(b)              40,197
Hyperion Solutions                                2,130(b)              48,351
Lightbridge                                      64,300(b)             458,459
Maxtor                                            3,330(b)              12,354
MRO Software                                      2,620(b)              25,990
Natl Processing                                   9,200(b)             188,324
PC-Tel                                           31,100(b)             185,356
PDF Solutions                                     3,700(b)              22,200
Perot Systems Cl A                                7,000(b)              82,950
Roxio                                            24,900(b)             102,090
SPSS                                              8,100(b)              93,150
Synaptics                                         8,100(b)              48,592
Syntel                                           11,600(b)             136,648
Ulticom                                          20,200(b)             120,796
Verity                                            2,060(b)              22,454
Total                                                                3,397,598

Electronics (13.1%)
Advanced Power Technology                        37,500(b)             279,000
American Power Conversion                        99,400(b)           1,243,494
Analogic                                          7,500                322,500
Bel Fuse Cl A                                    24,500                578,200
C&D Technologies                                 32,200                523,250
ChipPAC Cl A                                      1,890(b)               5,802
Credence Systems                                 40,400(b)             466,620
CyberOptics                                      23,400(b)             117,000
Electro Scientific Inds                          23,400(b)             435,006
Electroglas                                      29,200(b)              90,228
Entegris                                         51,390(b)             464,052
KEMET                                            77,600(b)             935,080
Kulicke & Soffa Inds                                 20(b)                  74
Mykrolis                                          3,030(b)              21,998
Nu Horizons Electronics                          63,600(b)             436,296
Park Electrochemical                             35,800                766,120
Photronics                                        1,730(b)              21,314
Pioneer-Standard Electronics                      1,530                 15,162
Standard Microsystems                               950(b)              18,421
Tektronix                                        29,900(b)             519,064
TriQuint Semiconductor                          108,600(b)             575,580
Triumph Group                                       670(b)              22,338
TTM Technologies                                 96,500(b)             289,500
Ultratech Stepper                                 1,530(b)              19,446
Total                                                                8,165,545

Energy (3.3%)
Arch Coal                                         1,140                 20,862
Brown (Tom)                                      28,800(b)             699,840
Chesapeake Energy                                 2,200(b)              12,870
Forest Oil                                        1,140(b)              29,902
Frontier Oil                                        920                 13,110
Key Production                                   25,100(b)             467,362
Newfield Exploration                                790(b)              26,781
Premcor                                           1,220(b)              23,339
St. Mary Land & Exploration                      24,200                575,476
Stone Energy                                      6,200(b)             210,800
Total                                                                2,080,342

Energy equipment & services (2.8%)
Helmerich & Payne                                 7,940                289,492
Patterson-UTI Energy                              8,300(b)             207,334
Pioneer Natural Resources                         1,590(b)              39,575
Precision Drilling                               20,300(b,c)           657,721
RPC                                               6,000                 72,300
Spinnaker Exploration                               560(b)              17,158
Unit                                             27,300(b)             477,750
Total                                                                1,761,330

Financial services (9.2%)
Affiliated Managers Group                           840(b)              44,016
Brookfield Properties                            40,000(c)             785,200
Catellus Development                             30,000(b)             591,000
E*TRADE Group                                    52,400(b)             227,416
Forest City Enterprises Cl A                     19,470                670,742
Instinet Group                                  135,400(b)             743,346
Jones Lang LaSalle                                7,000(b)             147,490
LNR Property                                     33,100              1,150,224
SWS Group                                        28,200                386,904
Trammell Crow                                    38,600(b)             386,000
Wellsford Real Properties                        28,800(b)             538,560
Westwood Holdings Group                           7,050(b)             102,225
Total                                                                5,773,123

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
150 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                           Shares               Value(a)

Food (0.1%)
Chiquita Brands Intl                              2,080(b)             $34,008
Interstate Bakeries                               1,090                 26,542
Performance Food Group                              560(b)              19,404
Total                                                                   79,954

Furniture & appliances (1.4%)
Natuzzi ADR                                      31,800(c)             379,056
Thomas Inds                                      20,000                530,000
Total                                                                  909,056

Health care (5.0%)
Antigenics                                       36,900(b)             325,790
Bio-Technology General                           38,600(b)             142,820
CIMA Labs                                        28,300(b)             651,155
Coherent                                         27,500(b)             557,975
Cooper Companies                                    880                 39,943
Datascope                                        11,900                349,265
Human Genome Sciences                             2,800(b)              42,168
Invitrogen                                          700(b)              24,920
Lexicon Genetics                                 28,200(b)             147,204
Theragenics                                      94,800(b)             450,300
VISX                                             42,800(b)             419,440
Total                                                                3,150,980

Health care services (2.4%)
AMERIGROUP                                       17,600(b)             527,824
Applera - Cerera
   Genomics Group                                31,900(b)             301,455
Health Net                                        1,430(b)              33,290
Horizon Health                                   20,700(b)             306,360
Orthodontic Centers
   of America                                    13,200(b)             191,532
RehabCare Group                                   6,200(b)             144,460
Total                                                                1,504,921

Household products (2.4%)
Energizer Holdings                               16,900(b)             481,988
JAKKS Pacific                                    40,200(b)             454,658
Nu Skin Enterprises Cl A                         20,400                255,000
Ocular Sciences                                  12,400(b)             286,440
Total                                                                1,478,086

Industrial equipment & services (4.5%)
AGCO                                              1,520(b)              29,062
Alamo Group                                      14,700                199,920
Arctic Cat                                       17,000                254,150
Asyst Technologies                                  780(b)               6,997
Blyth                                            24,500                724,464
Denison Intl ADR                                 19,000(b,c)           280,250
Joy Global                                        1,300(b)              16,874
Kadant                                            1,290(b)              19,660
Lincoln Electric Holdings                        19,800                481,338
Minerals Technologies                               950                 37,763
Nordson                                             710                 16,259
Semitool                                         43,600(b)             270,320
Tecumseh Products Cl A                              840                 40,841
Timken                                              920                 16,799
Trinity Inds                                     20,000                362,800
UNOVA                                             1,200(b)               6,468
Wabtec                                            2,070                 26,682
Total                                                                2,790,647

Insurance (9.9%)
AmerUs Group                                     26,000                831,740
Arch Capital Group                                1,500(b)              42,015
Argonaut Group                                    6,700                124,553
Ceres Group                                       2,940(b)               6,762
CNA Surety                                       36,100                477,242
Everest Re Group                                    650(c)              35,230
First American                                   15,000                322,050
FPIC Insurance Group                                630                  5,727
Harleysville Group                                1,020                 23,909
Leucadia Natl                                    13,900                482,191
MONY Group                                       11,200                304,080
Odyssey Re Holdings                               1,620                 27,961
Ohio Casualty                                    23,800(b)             399,364
Phoenix Companies                                31,950                508,005
PMA Capital Cl A                                 16,000                299,680
ProAssurance                                      7,400(b)             119,510
Protective Life                                  10,000                328,500
Reinsurance Group of America                     32,100                916,455
RenaissanceRe Holdings                              550(c)              19,195
Scottish Annuity &
   Life Holdings                                 29,900(c)             502,918
Triad Guaranty                                      500(b)              21,825
Universal American Financial                     55,400(b)             340,710
Total                                                                6,139,622

Leisure time & entertainment (2.3%)
Argosy Gaming                                       950(b)              26,600
Brunswick                                         1,840                 44,988
Callaway Golf                                    25,700                381,132
Concord Camera                                   37,300(b)             175,310
Dover Downs Gaming &
   Entertainment                                 39,100                351,900
MTR Gaming Group                                  2,080(b)              17,950
Multimedia Games                                  1,700(b)              36,125
Six Flags                                         1,630(b)               8,264
Topps                                            42,900(b)             377,520
Total                                                                1,419,789

Media (0.7%)
Belo Cl A                                         1,360                 31,212
Emmis Communications Cl A                         1,720(b)              26,832
Macrovision                                      23,700(b)             328,008
Sinclair Broadcast Group Cl A                     3,320(b)              41,932
Total                                                                  427,984

Metals (1.4%)
AngloGold ADR                                     1,800(c)              41,796
ASA                                              13,700(c)             408,260
Gibraltar Steel                                   5,610                112,200
Gold Fields ADR                                  17,600(c)             207,152
GrafTech Intl                                     3,170(b)              27,452
TVX Gold                                          6,900(b,c)            87,975
Total                                                                  884,835

Miscellaneous (--%)
Casella Waste Systems Cl A                        2,880                 23,674

Multi-industry conglomerates (3.4%)
Brascan Cl A                                     35,800(c)             760,033
CDI                                               1,160(b)              31,552
Cornell Companies                                16,700(b)             133,266
Fisher Scientific Intl                            1,180(b)              33,937
Lancaster Colony                                  4,400                181,236
MPS Group                                         6,110(b)              32,689
On Assignment                                    12,300(b)             124,230
Spherion                                         27,390(b)             225,968
Wesco Financial                                     280                 84,840
Woodward Governor                                10,600                508,800
YORK Intl                                         1,400                 44,660
Total                                                                2,161,211

Paper & packaging (0.7%)
Moore                                             3,100(b,c)            37,541
Packaging Corp of America                         2,040(b)              38,413
Rayonier                                            900                 43,830
Sappi ADR                                         1,980                 24,453
TimberWest Forest                                34,400(b,c)           288,960
Total                                                                  433,197

Real estate investment trust (0.6%)
Alexandria Real Estate Equities                     990                 43,490
Anworth Mtge Asset                                2,030                 28,014
Arden Realty                                        790                 19,797
Corporate Office
   Properties Trust                               1,840                 25,944
Crown American Realty Trust                       1,580                 15,089
Developers Diversified Realty                     1,320                 30,492
First Industrial Realty Trust                       820                 27,142
Gables Residential Trust                          1,340                 39,128
General Growth Properties                           650                 32,754
Glimcher Realty Trust                               780                 14,095
Great Lakes                                         950                 16,701
Heritage Property
   Investment Trust                               1,330                 32,904
Highwoods Properties                              1,160                 27,724
Ramco-Gershenson
   Properties Trust                                 790                 16,069
Summit Properties                                 1,240                 25,544
Total                                                                  394,887

Restaurants & lodging (1.4%)
RARE Hospitality Intl                            28,040(b)             732,125
Ruby Tuesday                                      2,510                 50,049
Ryan's Family Steak Houses                        9,300(b)             110,856
Total                                                                  893,030

Retail (3.9%)
Abercrombie & Fitch                               6,400(b)             145,920
AnnTaylor Stores                                    940(b)              25,098
Big Lots                                          3,900                 65,715
Buckle                                           33,700(b)             697,591
Cato Cl A                                         9,000                165,600
Charming Shoppes                                  2,240(b)              15,366
Foot Locker                                          70(b)                 665
Galyan's Trading                                 24,200(b)             257,488
Haverty Furniture Companies                         710                  9,159
InterTAN                                         81,800(b,c)           573,418
Pathmark Stores                                   1,230(b)              16,580
Pep Boys - Manny, Moe & Jack                      3,120                 44,304

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
151 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                           Shares               Value(a)

Retail (cont.)
Stein Mart                                       41,900(b)            $299,585
Wet Seal Cl A                                        40(b)                 442
Wilsons The Leather Experts                      16,500(b)             132,495
Total                                                                2,449,426

Textiles & apparel (3.4%)
Cutter & Buck                                    44,000(b)             154,000
Maxwell Shoes Cl A                               59,450(b)             697,349
Nautica Enterprises                              60,400(b)             721,176
Oakley                                            4,800(b)              62,880
Reebok Intl                                       1,170(b)              28,618
Steven Madden                                    20,700(b)             375,291
Wolverine World Wide                              7,240                113,451
Total                                                                2,152,765

Transportation (0.2%)
Arkansas Best                                     1,940(b)              39,925
Ryder System                                      1,000                 26,140
Tsakos Energy Navigation                            410(b,c)             5,043
Yellow Corp                                       1,650(b)              36,779
Total                                                                  107,887

Utilities -- electric (0.2%)
Allete                                            1,230                 30,627
Hawaiian Electric Inds                              850                 38,301
Peabody Energy                                    1,320                 33,805
Puget Energy                                      1,170                 25,389
Total                                                                  128,122

Utilities -- gas (0.1%)
Equitable Resources                               1,320                 46,411

Total common stocks
(Cost: $62,348,525)                                                $54,820,309

Preferred stock (0.2%)

Issuer                                           Shares               Value(a)

United Fire & Casualty Insurance
   6.38% Cv Series A                              4,500               $118,350

Total preferred stock
(Cost: $113,500)                                                      $118,350

Total investments in securities
(Cost: $62,462,025)(d)                                             $54,938,659

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 9.4% of net assets.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $62,527,127 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 2,200,514
      Unrealized depreciation                                       (9,788,982)
                                                                    ----------
      Net unrealized depreciation                                  $(7,588,468)
                                                                   -----------
--------------------------------------------------------------------------------
152 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - S&P 500 Index Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (100.2%)
Issuer                                           Shares               Value(a)

Aerospace & defense (1.6%)
Boeing                                            9,368               $347,272
General Dynamics                                  2,253                177,176
Goodrich                                          1,138                 23,750
Lockheed Martin                                   5,033                318,690
Northrop Grumman                                  1,260                154,728
Raytheon                                          4,447                155,645
Rockwell Automation                               2,070                 38,129
Rockwell Collins                                  2,041                 43,371
United Technologies                               5,281                313,639
Total                                                                1,572,400

Airlines (0.2%)
AMR                                               1,732(b)              17,649
Delta Air Lines                                   1,376                 24,176
Southwest Airlines                                8,618                122,462
Total                                                                  164,287

Automotive & related (1.1%)
Cooper Tire & Rubber                                816                 17,038
Cummins                                             462                 13,763
Dana                                              1,659                 28,103
Delphi                                            6,263                 61,064
Eaton                                               784                 55,460
Ford Motor                                       20,243                238,260
General Motors                                    6,264                299,796
Genuine Parts                                     1,946                 64,705
Goodyear Tire & Rubber                            1,823                 24,647
Johnson Controls                                    989                 85,341
Navistar Intl                                       675                 16,875
PACCAR                                            1,293                 45,656
Snap-On                                             649                 18,341
TRW                                               1,423                 81,680
Visteon                                           1,460                 16,629
Total                                                                1,067,358

Banks and savings & loans (8.1%)
AmSouth Bancorporation                            4,038                 90,734
Bank of America                                  17,190              1,204,674
Bank of New York                                  8,129                285,734
Bank One                                         13,108                536,773
BB&T                                              5,352                203,644
Charter One Financial                             2,510                 84,587
Comerica                                          1,968                115,128
Fifth Third Bancorp                               6,577                441,843
First Tennessee Natl                              1,416                 54,233
FleetBoston Financial                            11,692                282,128
Golden West Financial                             1,729                117,555
Huntington Bancshares                             2,761                 55,745
J.P. Morgan Chase                                22,234                586,978
KeyCorp                                           4,757                127,630
Marshall & Ilsley                                 2,370                 72,522
Mellon Financial                                  4,925                136,176
Natl City                                         6,800                211,956
North Fork Bancorporation                         1,830                 76,805
Northern Trust                                    2,476                105,824
PNC Financial Services Group                      3,172                146,197
Regions Financial                                 2,561                 91,479
SouthTrust                                        3,872                101,601
SunTrust Banks                                    3,197                215,829
Synovus Financial                                 3,298                 79,713
U.S. Bancorp                                     21,349                458,790
Union Planters                                    2,264                 70,304
Wachovia                                         15,284                563,215
Washington Mutual                                10,880                411,373
Wells Fargo                                      19,104                997,038
Zions Bancorp                                     1,024                 55,931
Total                                                                7,982,139

Beverages & tobacco (4.4%)
Anheuser-Busch                                    9,788                520,330
Brown-Forman Cl B                                   762                 53,668
Coca-Cola                                        27,736              1,414,537
Coca-Cola Enterprises                             4,988                100,807
Coors (Adolph) Cl B                                 402                 24,140
Fortune Brands                                    1,677                 87,992
Pepsi Bottling Group                              3,156                 92,155
PepsiCo                                          19,745                780,915
Philip Morris                                    23,893              1,194,650
UST                                               1,886                 65,463
Total                                                                4,334,657

Building materials & construction (0.6%)
Centex                                              683                 34,485
Fluor                                               899                 24,866
Georgia-Pacific                                   2,571                 54,120
KB HOME                                             573                 27,475
Louisiana-Pacific                                 1,167                  9,044
Masco                                             5,404                130,561
Pulte Homes                                         679                 32,415
Sherwin-Williams                                  1,704                 46,008
Temple-Inland                                       591                 30,230
Vulcan Materials                                  1,132                 44,171
Weyerhaeuser                                      2,440                133,004
Total                                                                  566,379

Chemicals (1.6%)
Air Products & Chemicals                          2,537                119,011
Allied Waste Inds                                 2,201(b)              19,171
Dow Chemical                                     10,136                306,309
du Pont (EI) de Nemours                          11,091                447,077
Eastman Chemical                                    863                 38,723
Ecolab                                            1,440                 64,858
Engelhard                                         1,446                 37,827
Great Lakes Chemical                                560                 16,106
Hercules                                          1,217(b)              12,779
Millipore                                           539                 19,021
Pall                                              1,370                 23,153
PPG Inds                                          1,885                106,069
Praxair                                           1,824                102,199
Rohm & Haas                                       2,467                 89,774
Sigma-Aldrich                                       817                 41,667
Waste Management                                  6,902                175,518
Total                                                                1,619,262

Communications equipment & services (1.9%)
ADC Telecommunications                            8,869(b)              11,352
Andrew Corp                                       1,095(b)              10,939
AT&T Wireless Services                           30,221(b)             149,292
Avaya                                             4,033(b)               8,469
Broadcom Cl A                                     2,999(b)              49,454
CIENA                                             4,809(b)              19,520
JDS Uniphase                                     15,204(b)              40,899
Lucent Technologies                              38,264(b)              66,197
Motorola                                         25,359                304,308
QUALCOMM                                          8,595(b)             238,167
Scientific-Atlanta                                1,748                 25,766
Tellabs                                           4,588(b)              25,922
Teradyne                                          2,042(b)              25,831
Verizon Communications                           30,409                942,679
Total                                                                1,918,795

Computer software & services (4.5%)
Adobe Systems                                     2,677                 53,808
Autodesk                                          1,280                 17,024
Automatic Data Processing                         6,925                261,557
BMC Software                                      2,711(b)              37,683
Electronic Arts                                   1,540(b)              97,420
Intuit                                            2,363(b)             105,461
Lexmark Intl Cl A                                 1,449(b)              68,393
Microsoft                                        60,476(b)           2,970,581
Oracle                                           61,321(b)             588,068
Parametric Technology                             2,912(b)               6,639
PeopleSoft                                        3,468(b)              55,765
SunGard Data Systems                              3,150(b)              77,648
VERITAS Software                                  4,570(b)              74,263
Yahoo!                                            6,677(b)              68,706
Total                                                                4,483,016

Computers & office equipment (5.8%)
Apple Computer                                    3,972(b)              58,587
Cisco Systems                                    81,760(b)           1,129,924
Citrix Systems                                    2,032(b)              12,802
Computer Associates Intl                          6,460                 72,352
Computer Sciences                                 1,908(b)              70,272
Compuware                                         4,169(b)              15,133
Comverse Technology                               2,086(b)              17,063
Concord EFS                                       5,701(b)             116,528
Convergys                                         1,930(b)              34,528
Dell Computer                                    28,987(b)             771,634
Deluxe                                              708                 32,186
Electronic Data Systems                           5,350                215,391
EMC                                              24,829(b)             167,844

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
153 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                           Shares               Value(a)

Computers & office equipment (cont.)
Equifax                                           1,616                $37,620
First Data                                        8,539                296,730
Fiserv                                            2,135(b)              78,589
Gateway                                           3,618(b)              12,663
Hewlett-Packard                                  33,716                452,806
Intl Business Machines                           19,117              1,441,040
Mercury Interactive                                 934(b)              23,733
NCR                                               1,099(b)              30,882
Network Appliance                                 3,728(b)              35,565
Novell                                            4,049(b)              10,527
NVIDIA                                            1,670(b)              16,951
Pitney Bowes                                      2,687                 97,404
QLogic                                            1,037(b)              34,791
Rational Software                                 2,170(b)              14,756
SABRE Holdings Cl A                               1,613(b)              43,406
Sanmina-SCI                                       5,852(b)              20,716
Siebel Systems                                    5,288(b)              44,789
Solectron                                         9,189(b)              34,183
State Street                                      3,632                157,338
Sun Microsystems                                 36,252(b)             133,770
Unisys                                            3,594(b)              31,987
Total                                                                5,764,490

Electronics (3.0%)
Advanced Micro Devices                            3,813(b)              33,745
Agilent Technologies                              5,184(b)              69,621
Altera                                            4,290(b)              45,946
American Power Conversion                         2,188(b)              27,372
Analog Devices                                    4,076(b)              98,232
Applied Materials                                18,292(b)             244,381
Applied Micro Circuits                            3,342(b)              12,867
Corning                                          10,610(b)              21,220
Intel                                            74,664              1,244,648
Jabil Circuit                                     2,206(b)              41,274
KLA-Tencor                                        2,112(b)              69,421
Linear Technology                                 3,544                 92,924
LSI Logic                                         4,131(b)              30,280
Maxim Integrated Products                         3,606(b)             113,986
Micron Technology                                 6,718(b)             115,886
Molex                                             2,161                 64,182
Natl Semiconductor                                2,001(b)              31,996
Novellus Systems                                  1,621(b)              39,650
PerkinElmer                                       1,403                  7,997
PMC-Sierra                                        1,857(b)              13,018
Power-One                                           883(b)               3,735
Symbol Technologies                               2,560                 23,347
Tektronix                                         1,018(b)              17,672
Texas Instruments                                19,369                381,569
Thomas & Betts                                      650(b)              10,498
Xilinx                                            3,747(b)              72,392
Total                                                                2,927,859

Energy (5.1%)
Amerada Hess                                        993                 72,588
Anadarko Petroleum                                2,773                123,787
Apache                                            1,604                 88,316
Ashland                                             774                 22,183
Burlington Resources                              2,246                 86,404
ChevronTexaco                                    11,921                913,506
Conoco                                            6,998                171,801
ConocoPhillips                                    4,275                224,780
Devon Energy                                      1,746                 82,062
EOG Resources                                     1,295                 45,118
Exxon Mobil                                      75,736              2,684,841
FirstEnergy                                       3,324                109,692
Kerr-McGee                                        1,119                 52,425
Marathon Oil                                      3,458                 85,586
Occidental Petroleum                              4,187                124,354
Sunoco                                              851                 30,193
Unocal                                            2,732                 90,347
Total                                                                5,007,983

Energy equipment & services (0.9%)
Baker Hughes                                      3,767                103,593
BJ Services                                       1,749(b)              53,362
Halliburton                                       4,865                 73,948
McDermott Intl                                      703(b)               4,956
Nabors Inds                                       1,609(b,c)            53,129
Noble                                             1,501(b)              46,531
Progress Energy                                   2,471                114,951
Reliant Energy                                    3,389                 40,160
Rowan Companies                                   1,048                 21,568
Schlumberger                                      6,445                278,037
Transocean                                        3,564                 87,318
Total                                                                  877,553

Financial services (6.8%)
American Express                                 14,852                535,563
Bear Stearns Companies                            1,113                 71,154
Capital One Financial                             2,455                 87,570
Citigroup                                        57,478              1,882,405
Countrywide Credit Inds                           1,380                 72,436
Fannie Mae                                       11,136                843,886
Franklin Resources                                2,925                102,375
Freddie Mac                                       7,762                497,544
Goldman Sachs Group                               5,293                409,149
H&R Block                                         2,049                100,196
Household Intl                                    5,098                184,089
Lehman Brothers Holdings                          2,725                155,352
MBNA                                             14,268                288,214
Merrill Lynch                                     9,634                348,943
MGIC Investment                                   1,180                 71,048
Morgan Stanley                                   12,302                525,541
Paychex                                           4,189                 98,023
Providian Financial                               3,224                 18,312
Schwab (Charles)                                 15,314                140,583
SLM                                               1,735                159,013
Stilwell Financial                                2,483                 34,613
T. Rowe Price Group                               1,381                 39,068
Total                                                                6,665,077

Food (1.5%)
Archer-Daniels-Midland                            7,276                 88,694
Campbell Soup                                     4,581                106,050
ConAgra Foods                                     5,999                157,714
General Mills                                     4,091                172,190
Heinz (HJ)                                        3,913                147,794
Hershey Foods                                     1,524                115,443
Kellogg                                           4,569                146,939
Sara Lee                                          8,761                161,553
SUPERVALU                                         1,487                 30,885
Sysco                                             7,408                210,092
Wrigley (Wm) Jr                                   2,517                128,140
Total                                                                1,465,494

Furniture & appliances (0.2%)
Black & Decker                                      898                 40,293
Leggett & Platt                                   2,189                 50,675
Maytag                                              865                 28,234
Stanley Works                                       952                 33,206
Whirlpool                                           758                 41,925
Total                                                                  194,333

Health care (12.0%)
Abbott Laboratories                              17,428                697,643
Allergan                                          1,443                 84,733
Amgen                                            14,316(b)             644,649
Applera-Applied Biosystems Group                  2,371                 46,970
Bard (CR)                                           587                 32,132
Bausch & Lomb                                       602                 18,957
Baxter Intl                                       6,713                243,615
Becton, Dickinson & Co                            2,885                 88,079
Biogen                                            1,658(b)              55,543
Biomet                                            2,993                 80,392
Boston Scientific                                 4,534(b)             132,166
Bristol-Myers Squibb                             21,646                540,068
Chiron                                            2,122(b)              80,403
Forest Laboratories                               1,995(b)             145,635
Genzyme-General Division                          2,388(b)              49,384
Guidant                                           3,417(b)             125,746
Johnson & Johnson                                33,627              1,826,282
King Pharmaceuticals                              2,769(b)              59,007
Lilly (Eli)                                      12,555                728,818
MedImmune                                         2,793(b)              71,696
Medtronic                                        13,558                558,318
Merck & Co                                       25,296              1,277,954
Pfizer                                           69,736              2,306,866
Pharmacia                                        14,441                631,072
Schering-Plough                                  16,373                377,889
St. Jude Medical                                  1,968(b)              73,229
Stryker                                           2,204                124,239
Waters                                            1,467(b)              36,646
Watson Pharmaceuticals                            1,189(b)              27,727
Wyeth                                            14,811                633,911
Zimmer Holdings                                   2,169(b)              80,036
Total                                                               11,879,805

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
154 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                           Shares               Value(a)

Health care services (1.9%)
Aetna                                             1,629                $69,412
AmerisourceBergen                                 1,171                 84,909
Anthem                                            1,582(b)              99,840
Cardinal Health                                   5,044                327,052
HCA                                               5,741                267,244
Health Management
   Associates Cl A                                2,694(b)              51,860
Healthsouth                                       4,394(b)              23,684
Humana                                            1,889(b)              25,124
IMS Health                                        3,224                 56,098
Manor Care                                        1,120(b)              26,253
McKesson                                          3,210                107,663
Quintiles Transnational                           1,325(b)              13,290
Tenet Healthcare                                  5,459(b)             257,501
UnitedHealth Group                                3,439                303,835
Wellpoint Health Networks                         1,620(b)             120,479
Total                                                                1,834,244

Household products (2.8%)
Alberto-Culver Cl B                                 645                 31,773
Avon Products                                     2,641                128,722
Clorox                                            2,572                110,750
Colgate-Palmolive                                 6,110                333,301
Gillette                                         11,802                372,117
Intl Flavors/Fragrances                           1,052                 33,927
Kimberly-Clark                                    5,795                346,773
Newell Rubbermaid                                 2,981                103,143
Procter & Gamble                                 14,513              1,286,577
Tupperware                                          650                 11,856
Total                                                                2,758,939

Industrial equipment & services (0.8%)
Caterpillar                                       3,840                167,578
Cintas                                            1,897                 83,487
Cooper Inds Cl A                                  1,039                 33,996
Deere & Co                                        2,655                121,918
Illinois Tool Works                               3,419                234,269
Ingersoll-Rand Cl A                               1,887(c)              70,857
Parker-Hannifin                                   1,314                 53,296
Thermo Electron                                   1,924(b)              34,209
Total                                                                  799,610

Insurance (5.0%)
ACE                                               2,928(c)              93,140
AFLAC                                             5,786                177,109
Allstate                                          7,922                294,857
Ambac Financial Group                             1,183                 68,034
American Intl Group                              29,179              1,832,441
Aon                                               3,037                 60,011
Chubb                                             1,915                118,519
CIGNA                                             1,573                133,894
Cincinnati Financial                              1,812                 71,991
Hartford Financial
   Services Group                                 2,763                138,205
Jefferson-Pilot                                   1,677                 70,635
John Hancock
   Financial Services                             3,288                 99,791
Lincoln Natl                                      2,088                 77,360
Loews                                             2,111                110,849
Marsh & McLennan                                  6,116                297,543
MBIA                                              1,649                 75,788
MetLife                                           7,878                212,076
Principal Financial Group                         4,005(b)             117,467
Progressive                                       2,456                132,010
Prudential Financial                              6,550(b)             197,810
SAFECO                                            1,427                 47,248
St. Paul Companies                                2,499                 76,020
Torchmark                                         1,356                 50,647
Travelers Property
   Casualty Cl B                                 11,162(b)             181,829
UnumProvident                                     2,712                 62,810
XL Capital Cl A                                   1,513(c)             111,372
Total                                                                4,909,456

Leisure time & entertainment (2.1%)
AOL Time Warner                                  49,724(b)             629,009
Brunswick                                         1,005                 24,572
Carnival                                          6,550                160,279
Harley-Davidson                                   3,380                166,397
Harrah's Entertainment                            1,280(b)              60,851
Hasbro                                            1,933                 25,419
Intl Game Technology                              1,006(b)              65,068
Mattel                                            4,872                 94,663
Viacom Cl B                                      19,739(b)             803,377
Total                                                                2,029,635

Media (2.2%)
American Greetings Cl A                             727                 12,141
Apollo Group Cl A                                 1,928(b)              80,648
Clear Channel
   Communications                                 6,842(b)             233,860
Comcast Cl A                                     10,562(b)             251,692
Disney (Walt)                                    22,788                357,316
Donnelley (RR) & Sons                             1,264                 33,344
Dow Jones                                           940                 39,997
EBay                                              3,129(b)             176,851
Gannett                                           2,978                226,209
Interpublic Group
   of Companies                                   4,266                 77,769
Knight-Ridder                                       930                 56,479
McGraw-Hill Companies                             2,167                137,409
Meredith                                            553                 21,910
Moody's                                           1,723                 83,255
New York Times Cl A                               1,692                 79,862
Omnicom Group                                     2,089                126,385
TMP Worldwide                                     1,243(b)              13,574
Tribune                                           3,362                140,229
Univision Communications Cl A                     2,556(b)              59,555
Total                                                                2,208,485

Metals (0.6%)
Alcoa                                             9,455                237,226
Allegheny Technologies                              899                  7,812
Avery Dennison                                    1,227                 77,448
Freeport-McMoRan
   Copper & Gold Cl B                             1,611(b)              26,404
Newmont Mining                                    4,375                124,644
Nucor                                               871                 43,585
Phelps Dodge                                        990(b)              31,987
United States Steel                               1,130                 15,515
Worthington Inds                                    954                 16,934
Total                                                                  581,555

Multi-industry conglomerates (9.9%)
3M                                                4,348                543,283
American Standard                                   810(b)              58,020
Cendant                                          11,649(b)             166,697
Crane                                               667                 15,241
Danaher                                           1,686                101,413
Dover                                             2,264                 65,045
Eastman Kodak                                     3,255                 99,408
Emerson Electric                                  4,702                229,364
General Electric                                110,977              3,345,957
Grainger (WW)                                     1,045                 47,077
Honeywell Intl                                    9,131                273,473
ITT Inds                                          1,013                 68,864
Monsanto                                          2,914                 53,530
Robert Half Intl                                  1,967(b)              34,068
S&P Depositary Receipts                          47,036              4,324,959
Textron                                           1,562                 60,684
Tyco Intl                                        22,300(c)             349,887
Xerox                                             8,040(b)              56,360
Total                                                                9,893,330

Paper & packaging (0.4%)
Ball                                                634                 31,580
Bemis                                               591                 31,311
Boise Cascade                                       649                 17,555
Intl Paper                                        5,393                203,047
MeadWestvaco                                      2,231                 51,960
Pactiv                                            1,765(b)              32,052
Sealed Air                                          937(b)              14,514
Total                                                                  382,019

Real estate investment trust (0.4%)
Equity Office Properties Trust                    4,655                129,781
Equity Residential                                3,066                 85,603
Plum Creek Timber                                 2,062                 53,076
Simon Property Group                              2,066                 73,529
Starwood Hotels &
   Resorts Worldwide                              2,226                 57,386
Total                                                                  399,375

Restaurants & lodging (0.8%)
Darden Restaurants                                1,933                 49,543
Hilton Hotels                                     4,137                 47,617
Marriott Intl Cl A                                2,712                 88,764
McDonald's                                       14,205                337,510
Starbucks                                         4,311(b)              86,651
Wendy's Intl                                      1,279                 45,673
Yum! Brands                                       3,311(b)             100,423
Total                                                                  756,181

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
155 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                           Shares               Value(a)

Retail (7.2%)
Albertson's                                       4,542               $116,820
AutoZone                                          1,177(b)              85,156
Bed Bath & Beyond                                 3,260(b)             104,516
Best Buy                                          3,580(b)              75,896
Big Lots                                          1,294                 21,804
Circuit City Stores-
   Circuit City Group                             2,343                 32,661
Costco Wholesale                                  5,071(b)             169,422
CVS                                               4,377                128,640
Dillard's Cl A                                      940                 23,086
Dollar General                                    3,717                 55,681
Family Dollar Stores                              1,933                 55,187
Federated Dept Stores                             2,246(b)              80,631
Gap                                               9,679                113,535
Home Depot                                       26,298                865,993
Kohl's                                            3,754(b)             261,729
Kroger                                            8,868(b)             160,333
Limited Brands                                    5,794                 88,590
Lowe's Companies                                  8,675                358,972
May Dept Stores                                   3,197                 93,768
Nordstrom                                         1,503                 29,053
Office Depot                                      3,443(b)              44,484
Penney (JC)                                       2,985                 51,820
RadioShack                                        1,941                 42,294
Safeway                                           5,397(b)             139,351
Sears, Roebuck & Co                               3,521                160,241
Staples                                           5,221(b)              72,572
Target                                           10,126                346,309
Tiffany                                           1,626                 40,325
TJX Companies                                     6,028                119,234
Toys "R" Us                                       2,349(b)              31,312
Wal-Mart Stores                                  49,672              2,656,458
Walgreen                                         11,429                397,158
Winn-Dixie Stores                                 1,569                 25,339
Total                                                                7,048,370

Textiles & apparel (0.3%)
Jones Apparel Group                               1,438(b)              51,897
Liz Claiborne                                     1,191                 33,610
Nike Cl B                                         2,998                129,454
Reebok Intl                                         664(b)              16,241
VF                                                1,229                 49,910
Total                                                                  281,112

Transportation (1.5%)
Burlington Northern Santa Fe                      4,277                123,007
CSX                                               2,371                 82,582
FedEx                                             3,333                157,818
Norfolk Southern                                  4,334                 90,711
Ryder System                                        691                 18,063
Union Pacific                                     2,813                170,327
United Parcel Service Cl B                       12,474                797,212
Total                                                                1,439,720

Utilities -- electric (2.2%)
AES                                               5,966(b)              18,017
Allegheny Energy                                  1,401                 28,931
Ameren                                            1,612                 71,009
American Electric Power                           3,784                129,034
Calpine                                           4,175(b)              20,374
Cinergy                                           1,865                 64,156
CMS Energy                                        1,505                 15,893
Consolidated Edison                               2,375                 96,639
Constellation Energy Group                        1,831                 51,286
Dominion Resources                                3,089                193,711
DTE Energy                                        1,861                 79,856
Duke Energy                                       9,267                248,633
Edison Intl                                       3,638(b)              43,583
Entergy                                           2,505                105,686
Exelon                                            3,596                168,365
FPL Group                                         1,966                112,219
Mirant                                            4,488(b)              16,965
PG&E                                              4,348(b)              49,350
Pinnacle West Capital                               947                 31,639
PPL                                               1,643                 59,723
Public Service Enterprise Group                   2,303                 81,066
Sempra Energy                                     2,293                 55,055
Southern Co                                       7,867                227,827
TECO Energy                                       1,718                 33,931
TXU                                               2,974                143,823
Xcel Energy                                       4,401                 42,514
Total                                                                2,189,285

Utilities -- gas (0.3%)
Dynegy Cl A                                       4,033                  8,389
El Paso                                           6,452                109,103
KeySpan                                           1,571                 55,048
Kinder Morgan                                     1,364                 56,183
NICOR                                               494                 14,030
NiSource                                          2,317                 46,085
Peoples Energy                                      396                 13,234
Williams Companies                                5,765                 18,563
Total                                                                  320,635

Utilities -- telephone (2.5%)
ALLTEL                                            3,472                146,032
AT&T                                             42,420                518,371
BellSouth                                        20,933                488,158
CenturyTel                                        1,578                 42,685
Citizens Communications                           3,146(b)              23,029
Nextel Communications Cl A                       10,165(b)              77,356
Qwest Communications Intl                        18,726(b)              60,860
SBC Communications                               37,300                922,801
Sprint (FON Group)                                9,951                115,432
Sprint (PCS Group)                               11,083(b)              43,889
Total                                                                2,438,613

Total common stocks
(Cost: $126,418,906)                                               $98,761,451

Total investments in securities
(Cost: $126,418,906)(d)                                            $98,761,451

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 0.7% of net assets.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $126,578,424 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $  2,697,790
      Unrealized depreciation                                      (30,514,763)
                                                                   -----------
      Net unrealized depreciation                                 $(27,816,973)
                                                                  ------------
--------------------------------------------------------------------------------
156 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Small Cap Advantage Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)
Issuer                                           Shares               Value(a)

Aerospace & defense (0.5%)
MTC Technologies                                  6,900(b)            $144,900
United Defense Inds                               7,600(b)             170,620
Total                                                                  315,520

Airlines (0.2%)
ExpressJet Holdings                              11,700(b)             133,965

Automotive & related (2.0%)
Aftermarket Technology                           10,800(b)             167,508
Dura Automotive
   Systems Cl A                                  14,146(b)             193,800
Intermet                                          6,600                 63,294
Oshkosh Truck                                     5,300                298,655
Smith (AO)                                        7,260                221,067
Spartan Motors                                    6,500                 70,200
Winnebago Inds                                    5,100                194,769
Total                                                                1,209,293

Banks and savings & loans (10.9%)
Alabama Natl BanCorporation                       3,150                133,088
Allegiant Bancorp                                 6,300                101,745
Anchor BanCorp Wisconsin                          9,800                214,032
Bank of the Ozarks                                2,650                 69,748
BankAtlantic Bancorp Cl A                        25,487                261,242
Cathay Bancorp                                    2,300                 98,440
CCBT Financial Companies                          1,100                 28,325
Commercial Federal                               10,800                275,399
Dime Community Bancshares                         9,583                248,200
East West Bancorp                                 5,600                203,000
Financial Institutions                            4,500                121,815
First Financial Bankshares                        1,750                 62,125
First Merchants                                   5,040                133,409
First Natl                                        2,700                 80,190
First Republic Bank                               6,600(b)             158,400
FirstFed Financial                                7,243(b)             204,615
Flagstar Bancorp                                 11,500                263,925
Gold Banc                                        29,150                289,459
Hanmi Financial                                   5,700                 85,785
Independent Bank                                  5,182                168,674
Irwin Financial                                   9,394                170,971
ITLA Capital                                      3,400(b)             100,538
Local Financial                                  17,000(b)             251,430
MAF Bancorp                                       3,743                133,737
Pacific Northwest Bancorp                         6,850                205,911
PFF Bancorp                                       4,000                129,000
Prosperity Bancshares                             6,600                125,796
Quaker City Bancorp                               4,325(b)             160,068
R & G Financial Cl B                             12,831(c)             302,554
Sandy Springs Bancorp                             6,415                210,733
Seacoast Banking Corp
   of Florida                                     8,623                159,526
Seacoast Financial Services                      10,650                234,833
South Financial Group                            13,200                276,539
Sterling Bancorp                                  7,000                207,200
Sterling Financial                               14,880(b)             269,328
WFS Financial                                     7,200(b)             138,240
Wintrust Financial                                3,300                105,600
WSFS Financial                                    1,900                 58,710
Total                                                                6,442,330

Beverages & tobacco (0.6%)
Standard Commercial                              17,250                328,785

Building materials & construction (4.2%)
Apogee Enterprises                                5,200                 62,348
Beazer Homes USA                                  2,100(b)             134,778
Building Materials Holding                       10,000(b)             135,600
Carlisle Companies                                4,000                179,200
Champion Enterprises                              7,000(b)              18,760
Dycom Inds                                        5,700(b)              58,710
EMCOR Group                                       5,834(b)             318,011
Encore Wire                                       6,597(b)              58,779
Foamex Intl                                       2,400(b)              13,200
Hughes Supply                                     5,800                166,634
Louisiana-Pacific                                20,181(b)             156,403
M.D.C. Holdings                                   6,430                258,486
M/I Schottenstein Homes                           6,400                220,160
Modtech Holdings                                  5,250(b)              53,813
NCI Building Systems                             10,600(b)             200,340
Potlatch                                          7,000                217,140
Watts Inds Cl A                                  12,200                214,110
Total                                                                2,466,472

Chemicals (3.7%)
Airgas                                           17,094(b)             263,247
Cabot Microelectronics                            1,300(b)              55,185
Ferro                                             9,760                255,224
Fuller (HB)                                       8,500                229,075
Georgia Gulf                                      7,203                183,677
PolyOne                                          14,500                135,575
Schulman (A)                                     12,300                259,776
Spartech                                         11,700                250,380
Stericycle                                        8,300(b)             257,632
Tetra Tech                                        8,300(b)              75,364
Waste Connections                                 6,100(b)             211,243
Total                                                                2,176,378

Communications equipment & services (2.1%)
ADTRAN                                            6,600(b)             114,774
Arris Group                                      39,228(b)             151,420
Boston Communications Group                       7,400(b)              67,125
C-COR.net                                        13,100(b)              62,487
Catapult Communications                           3,600(b)              42,012
Commonwealth Telephone
   Enterprises                                    6,700(b)             256,276
CommScope                                         4,000(b)              27,040
General Communication Cl A                       15,870(b)              46,023
Microtune                                         4,200(b)              18,270
Nextel Partners Cl A                              6,000(b)              32,760
Orbital Sciences                                 28,200(b)             105,468
Plantronics                                       7,190(b)             132,008
REMEC                                            14,633(b)              60,288
RF Micro Devices                                  9,600(b)              64,224
Tekelec                                           4,200(b)              41,240
Total                                                                1,221,415

Computer software & services (0.8%)
Adaptec                                          11,900(b)              72,947
Ascential Software                               13,500(b)              29,565
CompuCom Systems                                  8,600(b)              50,035
NetIQ                                             3,000(b)              58,200
Parametric Technology                            25,000(b)              57,000
S1                                               18,600(b)              97,278
TIBCO Software                                   19,900(b)              83,779
Total                                                                  448,804

Computers & office equipment (7.0%)
Actuate                                          26,146(b)              59,848
Alloy                                            10,100(b)             108,676
American Management
   Systems                                        4,000(b)              60,000
ANSYS                                             7,100(b)             146,970
Black Box                                         2,500(b)              86,775
Borland Software                                 12,500(b)             123,750
Ciber                                            14,800(b)              90,428
Cognizant Technology
   Solutions                                      1,600(b)              91,856
CSG Systems Intl                                  5,300(b)              63,017
Documentum                                        6,100(b)              94,123
EarthLink                                        12,600(b)              76,860
Edwards (JD) & Co                                 1,800(b)              23,490
Engineered Support Systems                        1,876                102,244
Extreme Networks                                 15,600(b)             147,108
FactSet Research Systems                          3,500                 86,800
HPL Technologies                                  5,800(b)              24,615
Hypercom                                         15,300(b)              57,528
Hyperion Solutions                                4,400(b)              99,880
Inter-Tel                                         4,300                102,254
Intergraph                                        7,200(b)             115,920
JDA Software Group                               11,600(b)             146,972
Kronos                                            5,100(b)             132,396
Manhattan Associates                              6,350(b)             141,415
ManTech Intl Cl A                                 6,700(b)             160,464
Maxtor                                           28,200(b)             104,622
Mentor Graphics                                   5,900(b)              41,890
Mercury Computer Systems                          1,300(b)              32,409
NetScout Systems                                 12,900(b)              43,344
Novell                                           49,800(b)             129,480
Paradyne Networks                                25,300(b)              54,142
Pegasus Solutions                                 8,200(b)             126,444
Pinnacle Systems                                 11,700(b)             110,331
Planar Systems                                    7,860(b)             140,380
Pomeroy Computer Resources                        7,400(b)              87,616

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
157 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                           Shares               Value(a)

Computers & office equipment (cont.)
Rainbow Technologies                             15,950(b)             $66,990
Raindance Communications                         16,000(b)              34,400
Retek                                            10,400(b)              50,856
SanDisk                                           8,400(b)             136,164
ScanSoft                                         15,600(b)              67,704
StorageNetworks                                  23,100(b)              36,036
Systems & Computer
   Technology                                    11,600(b)              73,196
Tyler Technologies                               17,300(b)              64,875
VitalWorks                                        7,500(b)              60,225
Websense                                          5,900(b)             100,536
Western Digital                                  34,200(b)             138,852
Wireless Facilities                               6,200(b)              29,512
Witness Systems                                  10,700(b)              70,085
Total                                                                4,143,478

Electronics (6.7%)
Actel                                             7,251(b)             102,747
Aeroflex                                         20,574(b)             101,636
Anaren Microwave                                  5,000(b)              48,750
Anixter Intl                                      6,600(b)             155,430
August Technology                                22,950(b)              96,390
Axcelis Technologies                             17,200(b)             116,392
AXT                                              12,477(b)              67,875
Benchmark Electronics                             4,600(b)             116,840
Brooks-PRI Automation                             2,940(b)              50,274
C&D Technologies                                  5,600                 91,000
Cirrus Logic                                     21,300(b)              84,135
Cree                                             12,500(b)             171,999
DSP Group                                         5,000(b)              90,800
Electro Scientific Inds                           3,534(b)              65,697
Entegris                                         13,773(b)             124,370
ESS Technology                                   10,800(b)             129,060
Esterline Technologies                            7,300(b)             136,145
Exar                                              8,500(b)             126,480
Foundry Networks                                 14,300(b)             125,125
Helix Technology                                  7,734                 83,141
Integrated Circuit Systems                        5,700(b)             101,631
Integrated Electrical Services                   10,800(b)              53,352
Itron                                             9,350(b)             126,319
Kopin                                            15,600(b)              96,876
Moog Cl A                                         5,514(b)             175,785
Newport                                           4,050(b)              63,018
Oak Technology                                   19,900(b)              86,963
Park Electrochemical                              6,851                146,611
Photon Dynamics                                   6,750(b)             140,873
Photronics                                        7,268(b)              89,542
Pioneer-Standard Electronics                      9,000                 89,190
QuickLogic                                       16,800(b)              47,880
Rudolph Technologies                              4,426(b)              55,768
ScanSource                                        1,500(b)              90,285
Skyworks Solutions                               37,840(b)             158,928
Therma-Wave                                       4,286(b)               6,172
Three-Five Systems                                7,386(b)              42,396
TriQuint Semiconductor                           16,500(b)              87,450
Varian Semiconductor
   Equipment Associates                           5,800(b)             121,336
Zoran                                             6,100(b)              80,337
Total                                                                3,944,998

Energy (0.8%)
Brown (Tom)                                       8,900(b)             216,270
Chesapeake Energy                                24,200(b)             141,570
St. Mary Land & Exploration                       3,800                 90,364
Total                                                                  448,204

Energy equipment & services (3.6%)
Atwood Oceanics                                   4,500(b)             136,935
Evergreen Resources                               6,000(b)             229,200
Grey Wolf                                        50,000(b)             161,000
Headwaters                                       20,774(b)             278,372
Holly                                             7,500                128,625
Key Energy Services                              30,340(b)             248,788
Lone Star Technologies                           11,534(b)             174,971
Powell Inds                                       3,500(b)              61,810
Range Resources                                  32,000(b)             170,880
Remington Oil & Gas                              11,493(b)             167,223
Spinnaker Exploration                             3,000(b)              91,920
Ultra Petroleum                                  24,600(b)             196,800
Willbros Group                                    8,500(b,c)           115,005
Total                                                                2,161,529

Financial services (1.1%)
Affiliated Managers Group                         2,100(b)             110,040
Charter Municipal
   Mortgage Acceptance                            4,100                 71,545
Financial Federal                                 5,200(b)             159,120
Jefferies Group                                   4,500                197,595
W.P. Stewart                                      6,034(c)             128,524
Total                                                                  666,824

Food (1.7%)
American Italian Pasta Cl A                       5,200(b)             192,816
Del Monte Foods                                  13,200(b)             139,524
Green Mountain Coffee                             4,000(b)              60,000
Interstate Bakeries                               3,600                 87,660
J & J Snack Foods                                 1,100(b)              41,910
Nash Finch                                        9,900                207,207
Sensient Technologies                            11,600                259,492
Total                                                                  988,609

Furniture & appliances (0.9%)
Briggs & Stratton                                 5,200                204,100
Stanley Furniture                                 4,200(b)              91,644
Thomas Inds                                       7,900                209,350
Total                                                                  505,094

Health care (7.2%)
Amylin Pharmaceuticals                            7,300(b)              88,067
Array BioPharma                                  13,300(b)             111,188
AtheroGenics                                      8,500(b)              59,840
Cantel Medical                                    4,950(b)              69,795
Cooper Companies                                  7,643                346,915
CV Therapeutics                                   4,300(b)              93,448
Diagnostic Products                               4,700                188,470
Endo Pharmaceuticals
   Holdings                                      14,200(b)             135,752
Enzon                                             6,500(b)             143,000
Exact Sciences                                    3,450(b)              41,983
First Horizon Pharmaceutical                      9,050(b)              52,038
Harvard Bioscience                               16,300(b)              77,425
Integra LifeSciences Holdings                     4,734(b)              73,188
InterMune                                         4,400(b)             109,428
Ligand Pharmaceuticals Cl B                       4,300(b)              31,734
Martek Biosciences                                8,300(b)             149,400
Mentor                                            8,300                274,398
MIM                                               8,000                 86,320
Myriad Genetics                                   3,300(b)              56,661
Neurocrine Biosciences                            5,300(b)             189,157
Noven Pharmaceuticals                             6,300(b)              81,396
Pharmaceutical Resources                          4,600(b)             120,290
Protein Design Labs                              13,800(b)             142,982
Regeneron Pharmaceuticals                         5,700(b)              88,065
Respironics                                       8,350(b)             282,982
SangStat Medical                                  7,900(b)             143,859
Scios                                             4,450(b)             107,067
Serologicals                                     10,460(b)             125,206
STERIS                                            3,500(b)              79,870
Techne                                            3,700(b)             105,050
Telik                                            16,100(b)             225,883
Transkaryotic Therapies                           2,600(b)              90,064
Trimeris                                          4,000(b)             182,000
Zoll Medical                                      2,900(b)              93,064
Total                                                                4,245,985

Health care services (4.9%)
Accredo Health                                    1,700(b)              87,091
AMERIGROUP                                        2,100(b)              62,979
AmeriPath                                        10,926(b)             179,733
AmSurg                                            4,200(b)             123,228
Apria Healthcare Group                            9,100(b)             210,028
Cell Genesys                                      9,500(b)             109,915
Connetics                                         6,100(b)              62,220
Coventry Health Care                              2,600(b)              81,172
Cross Country                                     4,200(b)              60,102
DIANON Systems                                    5,800(b)             232,058
Gene Logic                                        5,600(b)              44,856
LifePoint Hospitals                               3,250(b)              98,280
MedCath                                           5,200(b)              86,268
Mid Atlantic Medical Services                     3,200(b)             115,552
OSI Pharmaceuticals                               2,700(b)              42,336
Pediatrix Medical Group                           8,900(b)             298,951
Province Healthcare                               7,800(b)             132,990
PSS World Medical                                30,500(b)             217,770
Select Medical                                    8,800(b)             128,920
Sierra Health Services                            6,400(b)             123,648
SurModics                                         6,600(b)             175,890
U.S. Physical Therapy                            12,600(b)             183,204
US Oncology                                       6,000(b)              50,886
Total                                                                2,908,077

Household products (1.8%)
Action Performance Companies                      6,600(b)             213,642
Applica                                           4,100(b)              27,142
Chattem                                           3,200(b)             120,800
JAKKS Pacific                                     9,560(b)             108,123
Nautilus Group                                    7,600(b)             240,996
Nu Skin Enterprises Cl A                          9,400                117,500
UniFirst                                          9,500                220,685
Total                                                                1,048,888

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
158 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                           Shares               Value(a)

Industrial equipment & services (2.6%)
AGCO                                              5,773(b)            $110,380
Albany Intl Cl A                                  9,310                203,889
AMETEK                                            3,500                120,400
Cascade                                           3,700(b)              53,576
Clarcor                                           6,200                190,340
CoorsTek                                          3,993(b)              85,850
Gardner Denver                                    6,840(b)             136,800
Lydall                                            9,800(b)             118,090
MTS Systems                                       4,100                 47,478
Regal Beloit                                      6,900                134,550
Toro                                              4,600                256,449
UNOVA                                            11,600(b)              62,524
Total                                                                1,520,326

Insurance (3.0%)
Brown & Brown                                     3,700                108,225
Ceres Group                                       9,600(b)              22,080
Commerce Group                                    4,700                181,890
First American                                    8,300                178,201
Hilb, Rogal & Hamilton                            2,000                 87,900
Navigators Group                                  2,500(b)              55,825
Ohio Casualty                                    14,100(b)             236,598
Philadelphia Consolidated
   Holding                                        5,100(b)             184,722
RLI                                               1,600                 89,840
Scottish Annuity & Life
   Holdings                                      16,877(c)             283,871
StanCorp Financial Group                          3,600                196,920
Triad Guaranty                                    3,817(b)             166,612
Total                                                                1,792,684

Leisure time & entertainment (1.4%)
Acclaim Entertainment                            41,100(b)             113,025
Activision                                        3,050(b)              85,004
Ameristar Casinos                                 8,000(b)             135,040
Argosy Gaming                                     3,200(b)              89,600
Aztar                                             9,064(b)             129,615
Bally Total Fitness Holdings                      3,000(b)              35,190
Boyd Gaming                                       7,400(b)             120,620
Penn Natl Gaming                                  6,400(b)             117,120
Total                                                                  825,214

Media (2.6%)
Consolidated Graphics                            12,914(b)             221,088
Courier                                           1,650                 64,383
Donnelley (RH)                                   10,800(b)             268,487
Emm is Communications Cl A                        7,400(b)             115,440
Harland (John H)                                  8,700                227,940
Information Resources                            17,500(b)              73,661
Journal Register                                 11,400(b)             207,822
Lin TV                                            5,550(b)             130,148
Macrovision                                       4,300(b)              59,512
Price Communications                              3,800(b)              44,080
Regent Communications                            20,550(b)             108,915
Total                                                                1,521,476

Metals (0.9%)
Commercial Metals                                10,600                200,552
Oregon Steel Mills                               18,000(b)             126,000
Reliance Steel & Aluminum                         6,890                166,738
RTI Intl Metals                                   4,411(b)              44,639
Total                                                                  537,929

Miscellaneous (0.3%)
SCP Pool                                          7,500(b)             207,150

Multi-industry conglomerates (2.9%)
Actuant                                           4,000(b)             153,000
Ameron Intl                                         950                 46,788
Coinstar                                          4,900(b)             132,300
Corinthian Colleges                               4,600(b)             171,350
Corporate Executive Board                         3,400(b)              99,960
FTI Consulting                                    5,900(b)             214,878
Gladstone Capital                                 8,500                146,625
Griffon                                          13,700(b)             160,290
IKON Office Solutions                            13,500                124,875
Imation                                           3,100(b)             103,075
Labor Ready                                      18,800(b)             127,840
MPS Group                                        30,900(b)             165,315
Right Management
   Consultants                                    4,100(b)              89,585
Total                                                                1,735,881

Paper & packaging (1.0%)
Crown Cork & Seal                                39,800(b)             231,636
Pope & Talbot                                    12,300                163,344
Silgan Holdings                                   6,900(b)             218,109
Total                                                                  613,089

Real estate investment trust (4.6%)
Annaly Mtge Management                            8,400                170,772
CBL & Associates Properties                       6,900                269,100
Colonial Properties Trust                         5,000                178,050
Developers Diversified Realty                     8,600                198,660
Essex Property Trust                              4,600                242,880
Gables Residential Trust                          7,300                213,160
Healthcare Realty Trust                           8,000                257,120
Pan Pacific Retail Properties                     6,800                227,800
Realty Income                                     5,000                169,000
SL Green Realty                                   6,500                214,955
Thornburg Mtge                                   14,500                286,375
United Dominion Realty Trust                      5,800                 96,338
Ventas                                           17,100                222,300
Total                                                                2,746,510

Restaurants & lodging (1.7%)
Bob Evans Farms                                   7,500                181,950
Checkers Drive-In Restaurants                     8,600(b)              74,906
Chicago Pizza & Brewery                          12,200(b)              88,572
Landry's Restaurants                             14,250                310,650
RARE Hospitality Intl                             6,734(b)             175,825
Ryan's Family Steak Houses                       16,550(b)             197,276
Total                                                                1,029,179

Retail (6.9%)
7-Eleven                                          9,200(b)              81,420
AnnTaylor Stores                                  3,400(b)              90,780
Charming Shoppes                                 14,400(b)              98,784
Christopher & Banks                               2,000(b)              58,200
Claire's Stores                                   4,500                 95,760
Daisytek Intl                                     5,800(b)              76,850
Dept 56                                           2,300(b)              29,417
Duane Reade                                       4,000(b)              63,400
Finish Line Cl A                                  5,900(b)              52,510
Fred's                                            4,800                160,800
Friedman's Cl A                                   6,600                 54,120
Group 1 Automotive                                6,200(b)             169,260
Guitar Center                                     9,800(b)             165,228
Gymboree                                         12,500(b)             198,875
Hancock Fabrics                                  10,100                146,955
Hollywood Entertainment                          13,700(b)             184,950
J. Jill Group                                     6,300(b)             157,815
Jo-Ann Stores Cl A                                7,700(b)             231,000
MarineMax                                         5,100(b)              57,120
Movie Gallery                                    12,000(b)             166,560
NBTY                                             20,400(b)             310,488
OfficeMax                                        28,800(b)             122,400
Overture Services                                 5,300(b)             107,336
Perrigo                                           5,000(b)              53,460
PETCO Animal Supplies                             7,300(b)             139,595
Regis                                             6,400                163,584
Restoration Hardware                              6,400(b)              31,872
Sharper Image                                     6,900(b)             124,338
Sports Authority                                 17,100(b)              91,998
Too                                               8,700(b)             205,407
Tuesday Morning                                   7,300(b)             120,158
Wet Seal Cl A                                     5,537(b)              61,239
Wild Oats Markets                                17,200(b)             193,328
Total                                                                4,065,007

Textiles & apparel (1.5%)
Kellwood                                          8,900                221,787
Kenneth Cole Productions Cl A                     7,300(b)             174,470
Maxwell Shoes Cl A                               13,875(b)             162,754
Mossimo                                           9,500(b)              61,275
Oshkosh B'Gosh Cl A                               1,800                 56,718
Quiksilver                                        2,900(b)              64,989
Tropical Sportswear Intl                          3,750(b)              67,313
Urban Outfitters                                  3,900(b)             100,971
Total                                                                  910,277

Transportation (1.7%)
Forward Air                                       7,200(b)             157,752
Genesee & Wyoming Cl A                            4,500(b)             101,250
Heartland Express                                11,212(b)             206,301
Hunt (JB) Transport Services                      6,900(b)             163,599
Knight Transportation                            10,100(b)             176,548
Landstar System                                   4,382(b)             221,948
Total                                                                1,027,398

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
159 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                           Shares               Value(a)

Utilities -- electric (1.7%)
Black Hills                                       5,800               $158,050
Cleco                                            15,100                251,414
El Paso Electric                                 11,904(b)             139,872
Hawaiian Electric Inds                            1,800                 81,108
UIL Holdings                                      2,917                120,764
Unisource Energy                                 14,068                238,875
Total                                                                  990,083

Utilities -- gas (2.4%)
Energen                                          11,486                304,494
New Jersey Resources                              4,839                151,219
ONEOK                                            16,600                321,044
UGI                                              10,626                373,504
Western Gas Resources                             7,400                251,008
Total                                                                1,401,269

Utilities -- telephone (0.3%)
Crown Castle Intl                                 8,200(b)              18,860
PTEK Holdings                                    20,200(b)             112,110
Western Wireless Cl A                            21,100(b)              58,869
Total                                                                  189,839

Total common stocks
(Cost: $63,138,459)                                                $56,917,959

Short-term securities (3.2%)
Issuer                    Annualized              Amount               Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
       09-13-02              1.72%              $1,000,000            $999,318
Federal Home Loan Mtge Corp Disc Nts
       09-09-02              1.68                  400,000             399,813
       10-08-02              1.64                  500,000             499,114

Total short-term securities
(Cost: $1,898,349)                                                  $1,898,245

Total investments in securities
(Cost: $65,036,808)(d)                                             $58,816,204

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 1.4% of net assets.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $65,985,968 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 2,269,215
      Unrealized depreciation                                       (9,438,979)
                                                                    ----------
      Net unrealized depreciation                                  $(7,169,764)
                                                                   -----------

--------------------------------------------------------------------------------
160 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Stock Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (85.2%)
Issuer                                           Shares               Value(a)

Aerospace & defense (4.9%)
Lockheed Martin                                   1,477                $93,523
Northrop Grumman                                    741                 90,995
Raytheon                                          1,491                 52,185
Total                                                                  236,703

Airlines (0.7%)
Southwest Airlines                                2,396                 34,047

Banks and savings & loans (8.9%)
Bank of America                                   1,305                 91,454
Comerica                                          1,304                 76,284
FleetBoston Financial                             1,500                 36,195
U.S. Bancorp                                      2,569                 55,208
Washington Mutual                                 2,790                105,491
Wells Fargo                                       1,305                 68,108
Total                                                                  432,740

Beverages & tobacco (3.8%)
Anheuser-Busch                                    2,235                118,813
Coca-Cola                                         1,305                 66,555
Total                                                                  185,368

Building materials & construction (1.7%)
Weyerhaeuser                                      1,491                 81,274

Chemicals (3.0%)
Air Products & Chemicals                            555                 26,035
Dow Chemical                                      2,227                 67,300
Rohm & Haas                                       1,490                 54,221
Total                                                                  147,556

Communications equipment & services (1.0%)
Motorola                                          4,058                 48,696

Computer software & services (0.9%)
Microsoft                                           926(b)              45,485

Computers & office equipment (1.1%)
Cisco Systems                                     3,743(b)              51,728

Electronics (2.8%)
Intel                                             2,450                 40,841
KLA-Tencor                                          925(b)              30,405
Taiwan Semiconductor
   Mfg ADR                                        2,015(c)              16,463
Texas Instruments                                 1,869                 36,819
Vishay Intertechnology                              928(b)              13,289
Total                                                                  137,817

Energy (2.3%)
Conoco                                            1,874                 46,007
Exxon Mobil                                       1,874                 66,433
Total                                                                  112,440

Energy equipment & services (0.8%)
Transocean                                        1,645                 40,303

Financial services (0.9%)
Citigroup                                         1,304                 42,706

Food (2.8%)
Kraft Foods Cl A                                  1,306                 51,940
Tyson Foods Cl A                                  4,618                 57,355
Wrigley (Wm) Jr                                     556                 28,306
Total                                                                  137,601

Health care (14.2%)
Abbott Laboratories                                 926                 37,068
Baxter Intl                                       2,218                 80,491
IDEC Pharmaceuticals                              1,305(b)              52,435
Johnson & Johnson                                 1,305                 70,875
Laboratory Corp
   America Holdings                               1,661(b)              52,238
MedImmune                                         1,873(b)              48,080
Medtronic                                         1,871                 77,048
Merck & Co                                        1,112                 56,178
Pfizer                                            2,973                 98,348
Pharmacia                                           952                 41,602
Wyeth                                             1,868                 79,950
Total                                                                  694,313

Household products (3.5%)
Gillette                                          2,774                 87,464
Procter & Gamble                                    927                 82,179
Total                                                                  169,643

Industrial equipment & services (1.7%)
Caterpillar                                         927                 40,454
Deere & Co                                          925                 42,476
Total                                                                   82,930

Insurance (2.4%)
AFLAC                                             1,309                 40,068
Jefferson-Pilot                                   1,131                 47,638
Travelers Property
   Casualty Cl A                                  1,717(b)              26,994
Travelers Property
   Casualty Cl B                                    114(b)               1,862
Total                                                                  116,562

Leisure time & entertainment (2.9%)
Mattel                                            3,150                 61,204
MGM Mirage                                          950(b)              33,716
Viacom Cl B                                       1,133(b)              46,113
Total                                                                  141,033

Media (4.6%)
Gannett                                             741                 56,286
McGraw-Hill Companies                               946                 59,986
USA Interactive                                   4,985(b)             106,779
Total                                                                  223,051

Metals (1.7%)
Alcoa                                             1,500                 37,635
Barrick Gold                                      1,132(c)              18,191
Newmont Mining                                      927                 26,410
Total                                                                   82,236

Multi-industry conglomerates (5.2%)
3M                                                1,301                162,560
General Electric                                  2,971                 89,576
Total                                                                  252,136

Paper & packaging (1.4%)
Intl Paper                                        1,871                 70,443

Restaurants & lodging (1.8%)
McDonald's                                        3,742                 88,910

Retail (3.5%)
Home Depot                                          927                 30,526
Wal-Mart Stores                                   1,871                100,061
Walgreen                                          1,132                 39,337
Total                                                                  169,924

Transportation (1.6%)
Union Pacific                                     1,305                 79,018

Utilities -- electric (5.0%)
Dominion Resources                                1,304                 81,774
DTE Energy                                        1,300                 55,783
FPL Group                                           927                 52,913
Southern Co                                         950                 27,512
TXU                                                 556                 26,888
Total                                                                  244,870

Total common stocks
(Cost: $4,522,927)                                                  $4,149,533

Short-term security (10.2%)
Issuer                    Annualized              Amount                Value(a)
                         yield on date          payable at
                          of purchase            maturity

U.S. government agency Federal Natl Mtge Assn Disc Nt
       10-07-02              1.62%                $500,000            $499,145

Total short-term security
(Cost: $499,168)                                                      $499,145

Total investments in securities
(Cost: $5,022,095)(d)                                               $4,648,678

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
161 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Stock Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 0.7% of net assets.

(d) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $5,053,616 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $  99,229
      Unrealized depreciation                                         (504,167)
                                                                      --------
      Net unrealized depreciation                                    $(404,938)
                                                                     ---------

--------------------------------------------------------------------------------
162 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Strategy Aggressive Fund

Aug. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (92.1%)
Issuer                                           Shares               Value(a)

Automotive & related (1.2%)
Gentex                                          385,000(b)         $11,457,600

Banks and savings & loans (3.9%)
Alliance Data Systems                           325,000(b)           5,853,250
Greater Bay Bancorp                             271,000              6,829,200
New York
   Community Bancorp                            217,000              6,772,570
North Fork Bancorporation                       217,000              9,107,490
TCF Financial                                   217,000             10,546,200
Total                                                               39,108,710

Chemicals (1.9%)
Rohm & Haas                                     163,000              5,931,570
Sigma-Aldrich                                   253,000             12,903,000
Total                                                               18,834,570

Communications equipment & services (0.8%)
Fairchild Semiconductor
   Intl Cl A                                    379,000(b)           4,574,530
Teradyne                                        280,000(b)           3,542,000
Total                                                                8,116,530

Computer software & services (7.8%)
BMC Software                                    325,000(b)           4,517,500
Brocade Communications
   Systems                                      485,000(b)           7,017,950
Electronic Arts                                 271,000(b)          17,143,460
Intuit                                          461,000(b)          20,574,430
Lexmark Intl Cl A                               217,000(b)          10,242,400
PeopleSoft                                      262,000(b)           4,212,960
SunGard Data Systems                            550,000(b)          13,557,500
Total                                                               77,266,200

Computers & office equipment (7.1%)
Affiliated Computer
   Services Cl A                                245,000(b)          10,902,500
BISYS Group                                     715,000(b)          18,218,200
DST Systems                                     217,000(b)           7,395,360
Fiserv                                          596,000(b)          21,938,760
Knowledge Mechanics
   Group                                      1,436,310(b,i)             1,436
Mercury Interactive                             162,000(b)           4,116,420
Network Appliance                               600,000(b)           5,724,000
Rational Software                               355,000(b)           2,414,000
Total                                                               70,710,676

Electronics (5.0%)
KLA-Tencor                                      325,000(b)          10,682,750
Maxim Integrated Products                       271,000(b)           8,566,310
Microchip Technology                            867,000(b)          18,250,350
Novellus Systems                                217,000(b)           5,307,820
Xilinx                                          325,000(b)           6,279,000
Total                                                               49,086,230

Energy (2.6%)
Apache                                          135,000              7,433,100
Grant Prideco                                   569,000(b)           5,581,890
Ocean Energy                                    596,000             12,492,160
Total                                                               25,507,150

Energy equipment & services (4.9%)
BJ Services                                     433,000(b)          13,210,830
Nabors Inds                                     173,000(b,c)         5,712,460
Noble                                           163,000(b)           5,053,000
Transocean                                      379,000              9,285,500
Varco Intl                                      325,000(b)           5,729,750
Weatherford Intl                                244,000(b)           9,964,960
Total                                                               48,956,500

Financial services (2.0%)
Kansas City Southern                            295,000(b)           4,469,250
Paychex                                         325,000              7,605,000
SLM                                              82,000              7,515,300
Total                                                               19,589,550

Furniture & appliances (0.4%)
Black & Decker                                   81,000              3,634,470

Health care (14.0%)
Alcon                                           190,000(b,c)         7,024,300
Allergan                                        110,000              6,459,200
Biogen                                          135,000(b)           4,522,500
Biomet                                          490,000             13,161,400
Enzon                                           271,000(b)           5,962,000
Forest Laboratories                             215,000(b)          15,695,000
Gilead Sciences                                 542,000(b)          17,387,360
IDEC Pharmaceuticals                            433,000(b)          17,397,939
Laboratory Corp
   America Holdings                             163,000(b)           5,126,350
MedImmune                                       569,000(b)          14,606,230
Quest Diagnostics                               163,000(b)           9,136,150
St. Jude Medical                                375,000(b)          13,953,750
Stryker                                         160,000              9,019,200
Total                                                              139,451,379

Health care services (10.3%)
Anthem                                          218,000(b)          13,757,980
Caremark Rx                                     634,000(b)          10,270,800
Charles River
   Laboratories Intl                            380,000(b)          15,029,000
Community Health Systems                        435,000(b)          10,396,500
Covance                                         325,000(b)           6,344,000
Express Scripts Cl A                            130,000(b)           6,240,000
First Health Group                              433,000(b)          11,478,830
LifePoint Hospitals                             325,000(b)           9,828,000
Lincare Holdings                                379,000(b)          12,146,950
Oxford Health Plans                             156,000(b)           6,325,800
Total                                                              101,817,860

Household products (0.8%)
Church & Dwight                                 248,000              7,762,400

Insurance (0.6%)
Willis Group Holdings                           190,000(b,c)         5,983,100

Media (7.4%)
Apollo Group Cl A                               433,000(b)          18,112,390
Cox Radio Cl A                                  325,000(b)           7,793,500
Lin TV                                          325,000(b)           7,621,250
Univision
   Communications Cl A                          542,000(b)          12,628,600
USA Interactive                                 380,000(b)           8,139,600
Westwood One                                    542,000(b)          18,932,060
Total                                                               73,227,400

Multi-industry conglomerates (4.1%)
Corporate Executive Board                       185,000(b)           5,439,000
Danaher                                         138,000              8,300,700
Hewitt Associates Cl A                          280,000(b)           7,890,400
Manpower                                        410,000             13,579,200
Robert Half Intl                                325,000(b)           5,629,000
Total                                                               40,838,300

Paper & packaging (0.5%)
Smurfit-Stone Container                         375,000(b)           5,257,500

Restaurants & lodging (5.9%)
Brinker Intl                                    275,000(b)           7,623,000
Hilton Hotels                                   488,000              5,616,880
Krispy Kreme Doughnuts                          461,000(b)          16,365,500
Starbucks                                       867,000(b)          17,426,700
Wendy's Intl                                    325,000             11,605,750
Total                                                               58,637,830

Retail (7.2%)
Amazon.com                                      380,000(b)           5,677,200
AutoZone                                         50,000(b)           3,617,500
Bed Bath & Beyond                               433,000(b)          13,881,980
Best Buy                                        105,000(b)           2,226,000
Dollar Tree Stores                              267,000(b)           6,570,870
Family Dollar Stores                            403,000             11,505,650
GameStop                                        325,000(b)           6,760,000
Kohl's                                          130,000(b)           9,063,600
Talbots                                         217,000              6,763,890
TJX Companies                                   275,000              5,439,500
Total                                                               71,506,190

Textiles & apparel (1.0%)
Chico's FAS                                     542,000(b)           9,506,680

See accompanying notes to investments in securities.

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163 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT
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AXP VP - Strategy Aggressive Fund

Common stocks (continued)
Issuer                                           Shares               Value(a)

Transportation (2.7%)
C.H. Robinson Worldwide                         542,000            $14,953,780
Hunt (JB) Transport Services                    368,000(b)           8,725,280
Pacer Intl                                      217,000(b)           2,821,000
Total                                                               26,500,060

Total common stocks
(Cost: $1,039,770,069)                                            $912,756,885

Preferred stocks & other (3.9%)(b)
Issuer                                           Shares               Value(a)

Adaytum Software
   Series E                                     691,463(f)          $2,710,535
   Warrants                                      13,376(d,f)                 -
Agiliti
   Cv Series C                                1,850,000(d,f)                --
Aurgin Systems
   2.46%                                      2,440,000(d,f)                --
Avasta
   Series B                                   1,016,226(d,f)                --
Avasta E-Services
   Warrants                                     508,114(d,f)                --
Bluestream Ventures LP                        9,500,000(e,f)         7,135,155
Calient Network                               2,076,124(f)           1,192,485
Dia Dexus
   Cv Series C                                1,113,979(f)           4,316,669
Evoice
   Cv Series D                                3,317,874(f)           1,860,000
Fibrogen
   Cv Series E                                1,559,020(f)           6,999,999
Knowledge Mechanics Group
   Preferred B                                  287,262(d,f,i)               -
Marketsoft
   Cv                                           762,295(f)             381,148
Mars
   Cv Series D                                2,619,048(f)           1,964,286
   Series G                                   3,332,000(f)           2,499,000
Nobex
   2.50% Series E                             2,800,000(f)           5,600,000
Paxonet Communications                          921,985(d,f)                --
Portera
   Series G                                   1,616,419(d,f)                --
Therox
   Series H                                     921,580(f)           3,686,319
Vcommerce
   Cv Series C                                  884,120(f)              70,730

Total preferred stocks & other
(Cost: $104,908,967)                                               $38,416,326

Bond (--%)
Issuer                      Coupon              Principal             Value(a)
                             rate                amount

Mars
   Cv
       04-30-05             12.00%                $550,000(b,f)       $412,500

Total bond
(Cost: $550,000)                                                      $412,500

Short-term securities (6.4%)(g)

Issuer                    Annualized             Amount               Value(a)
                         yield on date         payable at
                          of purchase           maturity

U.S. government agencies (6.1%)
Federal Home Loan Bank Disc Nts
       09-06-02              1.72%             $19,600,000         $19,593,629
       10-18-02              1.63               10,000,000           9,977,090
Federal Home Loan Mtge Corp Disc Nts
       09-12-02              1.73                3,100,000           3,098,159
       09-17-02              1.71                5,700,000           5,695,127
       10-01-02              1.63                1,200,000           1,198,261
       10-01-02              1.64                8,400,000           8,387,755
       10-22-02              1.65                6,200,000           6,184,939
       10-31-02              1.70                2,800,000           2,792,420
Federal Natl Mtge Assn Disc Nt
       10-01-02              1.65                3,400,000           3,395,013
Total                                                               60,322,393

Commercial paper (0.3%)
GE Capital Intl Funding
       09-30-02              1.71                2,300,000(h)        2,296,613
Southern Co Funding
       10-16-02              1.78                  500,000(h)          498,845
Total                                                                2,795,458

Total short-term securities
(Cost: $63,120,628)                                                $63,117,851

Total investments in securities
(Cost: $1,208,349,664)(j)                                       $1,014,703,562

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2002, the value of foreign securities represented 1.9% of net assets.

(d)   Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Aug. 31, 2002, the amount of capital committed to the LLC or LP for future investment was $4,750,000.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Aug. 31, 2002, is as follows:

                                       Acquisition
      Security                            dates                       Cost
      Adaytum Software
         Series E                09-15-00 thru 05-10-01           $ 4,335,473
         Warrants                       05-10-01                           --
      Agiliti
         Cv Series C                    11-14-00                    5,550,000
      Aurgin Systems
         2.46%                          12-16-99                    6,002,400
      Avasta
         Series B                       11-09-00                    5,573,492
      Avasta E-Services
         Warrants                       11-08-00                            1
      Bluestream Ventures LP     06-28-00 thru 06-28-01             9,500,000
      Calient Network                   12-06-00                   14,999,996
      Dia Dexus
         Cv Series C                    04-03-00                    8,633,337
      Evoice
         Cv Series D                    11-27-00                    3,720,000

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164 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT
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AXP VP - Strategy Aggressive Fund

                                       Acquisition
      Security                            dates                       Cost
      Fibrogen
         Cv Series E                    05-17-00                   $7,000,000
      Knowledge Mechanic Group
         Preferred B                    02-28-02                           --
      Marketsoft
         Cv                             12-11-00                    3,720,000
      Mars
         12% 2002                08-22-01 thru 08-24-02               550,000
         Cv Series D                    06-16-00                    5,500,001
         Series G                       12-01-99                    7,000,000
      Nobex
         2.50% Series E                 05-04-99                    7,000,000
      Paxonet Communications     04-04-01 thru 04-23-01             2,599,998
      Portera
         Series G                       11-10-00                    5,415,004
      Therox
         Series H                       09-05-00                    4,239,268
      Vcommerce
         Cv Series C                    07-21-00                    4,119,999

(g) At Aug. 31, 2002, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

                                  Exercise        Expiration
      Issuer     Contracts          price            date          Value(a)
      Best Buy     1,050           $17.50         Sept. 2002        $26,250

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Aug. 31, 2002 are as follows:

                                    Beginning    Purchase     Sales     Ending      Dividend
      Issuer                          cost         cost       cost       cost        income      Value(a)
      Knowledge Mechanics Group*      $--       $3,300,002    $--     $3,300,002      $--      $1,436
      Knowledge Mechanics Group
         Preferred B*                  --               --     --             --       --          --
                                      ---       ----------    ---     ----------      ---      ------
      Total                           $--       $3,300,002    $--     $3,300,002      $--      $1,436
                                      ---       ----------    ---     ----------      ---      ------

      * Issuer was not an affiliate for the entire year ended Aug. 31, 2002.

(j) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $1,212,476,379 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  28,280,898
      Unrealized depreciation                                     (226,053,715)
                                                                  ------------
      Net unrealized depreciation                                $(197,772,817)
                                                                 -------------

--------------------------------------------------------------------------------
165 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

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American Express Variable Portfolio Funds
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                                                                S-6466 V (10/02)